As filed with the Securities and Exchange Commission on April 30, 2021

Registration Nos.: 033-23166

811-05624

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 238	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 239	☒

Morgan Stanley Institutional Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036
(Address of Principal Executive Office)

Registrant’s Telephone Number, Including Area Code: (800) 548-7786

Mary E. Mullin, Esq.
1633 Broadway
New York, New York 10019
(Name and Address of Agent for Service)

Copy to:

Mark Parise, Esq.	Allison Fumai, Esq.
Perkins Coie LLP	Dechert LLP
1155 Avenue of the Americas	1095 Avenue of the Americas
22nd Floor	New York, New York 10036
New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Morgan Stanley Institutional Fund, Inc.
Non U.S. and Global Portfolios
Active International Allocation Portfolio
China Equity Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Frontier Markets Portfolio
Global Franchise Portfolio
Global Sustain Portfolio
International Equity Portfolio

Prospectus   |   April 30, 2021

Share Class and Ticker Symbol
Fund	Class I	Class A	Class L	Class C	Class IS
Active International Allocation Portfolio	MSACX	MSIBX	MSLLX	MSAAX	MAIJX
China Equity Portfolio	MAKIX	MAKAX	—	MAKCX	MAKSX
Emerging Markets Leaders Portfolio	MELIX	MELAX	—	MEMLX	MELSX
Emerging Markets Portfolio	MGEMX	MMKBX	MSELX	MSEPX	MMMPX
Emerging Markets Small Cap Portfolio	MSEMX	MSEOX	—	MSESX	MSETX
Frontier Markets Portfolio	MFMIX	MFMPX	MFMLX	MSFEX	MSRFX
Global Franchise Portfolio	MSFAX	MSFBX	MSFLX	MSGFX	MGISX
Global Sustain Portfolio	MGQIX	MGQAX	MGQLX	MSGQX	MGQSX
International Equity Portfolio	MSIQX	MIQBX	MSQLX	MSECX	MIQPX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFINONUSPRO 4/20

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Active International Allocation Portfolio

Investment Objective
The Active International Allocation Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 86 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.37%	0.41%	0.46%	4.01%	20.51%
Total Annual Fund Operating Expenses[3]	1.02%	1.31%	1.86%	5.66%	21.16%
Fee Waiver and/or Expense Reimbursement[3]	0.12%	0.06%	0.11%	3.66%	20.31%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.90%	1.25%	1.75%	2.00%	0.85%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Active International Allocation Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$92	$313	$552	$1,237
Class A	$646	$913	$1,200	$2,016
Class L	$178	$574	$996	$2,171
Class C	$303	$1,361	$2,504	$4,458
Class IS	$87	$3,811	$6,428	$10,057

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$92	$313	$552	$1,237
Class A	$646	$913	$1,200	$2,016
Class L	$178	$574	$996	$2,171
Class C	$203	$1,361	$2,504	$4,458
Class IS	$87	$3,811	$6,428	$10,057
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I, 1.25% for Class A, 1.75% for Class L, 2.00% for Class C and 0.85% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s Adviser actively selects among developed and emerging countries applying its investment process to determine a country’s future economic growth and equity return potential. The Adviser utilizes a proprietary top-down framework to quantitatively and qualitatively rank countries relative to one another and relative to their own history. The Adviser’s approach combines a top-down country process with sector allocation and bottom-up stock selection. Under normal market conditions, the Fund invests at least 40% of its total assets in the securities of issuers located outside of the United States.
The Adviser analyzes the global economic environment and each country’s fundamentals and actively allocate the Fund’s assets among countries and sectors located throughout the world (the investment universe is developed markets, including the United States, and emerging markets, including frontier markets). Investment decisions may be implemented through sector, industry and stock-specific allocations within and across markets that best capture the top-down view. Country and sector weightings are based on relative economic, political and social fundamentals, stock valuations and investor sentiment and are a function of the Adviser’s conviction levels, the size of the economy and liquidity. The investment process considers analysis of sustainability with respect to financial strength, environmental and social factors and governance (also referred to as ESG).
Investments are based on fundamental analysis in an effort to identify those equities that stand to benefit most from the Adviser’s current and prospective macro views and that are likely to experience attractive earnings growth prospects as a result of exposure and gearing to those top-down conditions. Investment decisions are implemented by equity positions in sectors, industries, customized baskets and/or individual stocks. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Adviser generally considers selling a portfolio holding when they determine that the position no longer satisfies their investment criteria.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Active International Allocation Portfolio (Con’t)

utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Active International Allocation Portfolio (Con’t)

transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	22.22%
Low Quarter	03/31/20	-21.66%

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Active International Allocation Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 1/17/1992)
Return Before Taxes	30.48%	10.93%	6.53%	6.53%
Return After Taxes on Distributions[1]	30.58%	10.66%	6.19%	5.41%
Return After Taxes on Distributions and Sale of Fund Shares	18.16%	8.72%	5.23%	5.04%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	23.26%	9.37%	5.62%	5.71%
Class L (commenced operations on 6/14/2012)
Return Before Taxes	29.38%	9.98%	N/A	8.96%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	28.13%	9.69%	N/A	6.30%
Class IS (commenced operations on 10/31/2019)
Return Before Taxes	30.55%	N/A	N/A	33.32%
MSCI All Country World ex USA Index (reflects no deduction for fees, expenses or taxes)[2]	10.65%	8.93%	4.92%	6.00%[3]
Active International Allocation Blend Index (reflects no deduction for fees, expenses or taxes)[4]	10.65%	8.19%	5.87%	5.82%[3]
Lipper International Large-Cap Growth Funds Index (reflects no deduction for taxes)[5]	19.39%	10.90%	7.11%	N/A
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World ex USA Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World ex USA Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Active International Allocation Blend Index is a performance linked benchmark of the old and new benchmark of the Fund, the old benchmark represented by MSCI EAFE Index (index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada) from the Fund’s inception to December 31, 2016 and the new benchmark represented by MSCI All Country World ex USA Index for periods thereafter. It is not possible to invest directly in an index.
5	The Lipper International Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Active International Allocation team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Ben V. Rozin	Executive Director of the Adviser	April 2017
Jitania Kandhari	Managing Director of the Adviser	April 2017

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Active International Allocation Portfolio (Con’t)

Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

China Equity Portfolio

Investment Objective
The China Equity Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 86 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	2.40%	20.20%	11.52%	20.12%
Total Annual Fund Operating Expenses [3]	3.20%	21.25%	13.32%	20.92%
Fee Waiver and/or Expense Reimbursement[3]	2.00%	19.70%	11.02%	19.77%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.20%	1.55%	2.30%	1.15%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

China Equity Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$122	$799	$1,499	$3,365
Class A	$674	$4,191	$6,657	$10,064
Class C	$333	$2,746	$4,858	$9,418
Class IS	$117	$3,798	$6,400	$10,039

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$122	$799	$1,499	$3,365
Class A	$674	$4,191	$6,657	$10,064
Class C	$233	$2,746	$4,858	$9,418
Class IS	$117	$3,798	$6,400	$10,039
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I, 1.55% for Class A, 2.30% for Class C and 1.15% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and/or Sub-Adviser seeks to achieve the Fund’s investment objective, under normal circumstances, by investing at least 80% of the Fund’s net assets in equity securities of companies located in or operating in China (which, for the purposes of the Fund’s investment strategy, includes mainland China and Hong Kong). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser and/or Sub-Adviser actively selects positions in a limited number of equity securities using a fundamental bottom-up stock selection process informed by macro thematic research on China. The Adviser and/or Sub-Adviser will employ this consistent and targeted approach seeking companies with strong sustainable earnings growth and fundamentals. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements oriented towards creating strong shareholder value. The Adviser and/or Sub-Adviser generally considers selling an investment when it determines the company no longer satisfies their investment criteria.
The Fund may invest in China A-shares (shares of publicly traded companies based in mainland China) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as China A-shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect is a securities trading and clearing program between the Shanghai and Shenzhen Stock Exchanges, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited (“HKSCC”) designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Stock Connect may include other exchanges in the future. The Fund may also invest in China A-shares through any other means permitted in the future by applicable law or regulation.
The equity securities of Chinese companies the Fund may invest in also include securities issued by Hong Kong domiciled companies, as well as China H-shares (shares of China-incorporated, Hong Kong-listed companies), Shanghai- and Shenzhen-listed B-shares (shares of China-incorporated companies that are traded in foreign currencies) and China “red chip” shares (shares of companies based in mainland China that are incorporated outside China and listed in Hong Kong). In addition, the Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

China Equity Portfolio (Con’t)

respect to companies operating in China. The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”). The Fund may hold or have exposure to equity securities of companies in any industry or sector.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, structured investments and other related instruments and techniques. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks and special considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes, sanctions and other trade limitations, (xi) custody risks associated with investing via the Stock Connect program, (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable and (xiii) foreign ownership limits of any listed Chinese company.

The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

The Chinese securities markets are emerging markets characterized by greater price volatility relative to U.S. markets. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. The A-share market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. Price fluctuations of A-shares are limited per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

China Equity Portfolio (Con’t)

to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States.

The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by China, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both China and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors investing in A-shares through Stock Connect have been temporarily exempt from Chinese corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10% unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of China and Hong Kong, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

China Equity Portfolio (Con’t)

H-Shares Risk. H-shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

B-Shares Risk. The China B-share market is generally smaller, less liquid and has a smaller issuer base than the China A-share market. The issuers that compose the B-share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

Red Chip Companies Risk. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are substantially controlled by various Chinese governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

China Equity Portfolio (Con’t)

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	19.35%
Low Quarter	03/31/20	-9.74%

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

China Equity Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Since Inception
Class I (commenced operations on 10/31/2019)
Return Before Taxes	28.80%	33.52%
Return After Taxes on Distributions[1]	28.18%	32.97%
Return After Taxes on Distributions and Sale of Fund Shares	17.11%	25.48%
Class A (commenced operations on 10/31/2019)
Return Before Taxes	21.59%	27.02%
Class C (commenced operations on 10/31/2019)
Return Before Taxes	26.38%	32.05%
Class IS (commenced operations on 10/31/2019)
Return Before Taxes	28.82%	33.54%
MSCI China Net Index (reflects no deduction for fees, expenses or taxes)[2]	29.49%	35.70%[3]
Lipper China Region Funds Index (reflects no deduction for taxes)[4]	36.61%	38.30%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI China Net Index is a free float-adjusted market capitalization index that captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	The Lipper China Regions Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper China Regions Funds classification. There are currently 10 funds represented in this Index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company (“MSIM Company”).
Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Amay Hattangadi	Managing Director of MSIM Company	December 2020
Leon Sun	Managing Director of Morgan Stanley Asia Limited	March 2021
In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited, a foreign (non-U.S.) affiliate of Morgan Stanley Investment Management Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through this “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

China Equity Portfolio (Con’t)

discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Leaders Portfolio

Investment Objective
The Emerging Markets Leaders Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 86 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.90%	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	0.57%	0.67%	0.73%	0.52%
Total Annual Fund Operating Expenses[3]	1.47%	1.82%	2.63%	1.42%
Fee Waiver and/or Expense Reimbursement[3]	0.27%	0.27%	0.33%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.20%	1.55%	2.30%	1.10%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$122	$438	$777	$1,734
Class A	$674	$1,043	$1,435	$2,529
Class C	$333	$786	$1,366	$2,742
Class IS	$112	$418	$746	$1,674

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$122	$438	$777	$1,734
Class A	$674	$1,043	$1,435	$2,529
Class C	$233	$786	$1,366	$2,742
Class IS	$112	$418	$746	$1,674
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I, 1.55% for Class A, 2.30% for Class C and 1.10% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Company (“MSIM Company”), seek to achieve the Fund’s investment objective by investing primarily in equity securities of companies located in emerging market countries.
The Adviser and/or Sub-Adviser generally use a fundamental bottom-up stock selection process informed by macro thematic research on overall emerging markets. The Adviser and/or Sub-Adviser will employ this consistent and targeted approach seeking companies they expect to become leading companies in emerging markets as well as developed country domiciled companies where a large portion of the companies’ growth is taking place in emerging market countries. The Adviser and/or Sub-Adviser seek to construct a focused portfolio of equity securities designed to take advantage of thematic opportunities in emerging markets by seeking to invest in companies that they believe have the potential to outperform emerging markets generally over the long-term.
The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company. The investment process excludes holdings in tobacco companies.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.
The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies located in emerging market countries, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to companies located in emerging market countries.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

Performance Information
Pursuant to an agreement and plan of reorganization, between the Company, on behalf of the Fund, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the “Private Fund”), at open of business on January 6, 2015, the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the “Emerging Markets Leaders Reorganization”). The Private Fund commenced operations on June 30, 2011, and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.
The Fund adopted the performance history of the Private Fund. As a result, the historical performance information shown below reflects, for the periods prior to the Emerging Markets Leaders Reorganization, the historical performance of the Private Fund. The performance of the Private Fund has been restated to reflect any applicable sales charge but is otherwise not adjusted to reflect differences in expenses between the Private Fund and each class, as applicable.
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns*—Calendar Years

* Performance shown for the Fund’s Class I shares reflects the performance of the limited partnership interests of the Private Fund for periods prior to the Emerging Markets Leaders Reorganization.

High Quarter	06/30/20	32.55%
Low Quarter	03/31/20	-19.69%

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class I1 (commenced operations on 6/30/2011)
Return Before Taxes	59.36%	17.62%	9.18%
Return After Taxes on Distributions[2]	57.54%	17.16%	8.94%
Return After Taxes on Distributions and Sale of Fund Shares	35.86%	14.26%	7.49%
Class A1 (commenced operations on 6/30/2011)
Return Before Taxes	50.52%	15.90%	8.30%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	56.59%	16.29%	11.99%
Class IS1 (commenced operations on 6/30/2011)
Return Before Taxes	59.39%	17.67%	9.21%
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)[3]	18.31%	12.81%	3.73%[4]
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[5]	20.52%	13.43%	4.41%[4]
1	Performance shown for the Fund’s Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund for periods prior to the Emerging Markets Leaders Reorganization, adjusted to reflect any applicable sales charge of the class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 27 emerging market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class I.
5	The Lipper Emerging Markets Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company (“MSIM Company”).
Portfolio Manager. The Fund is managed by the Emerging Markets Equity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
Vishal Gupta	Managing Director of MSIM Company	November 2015
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Portfolio

Investment Objective
The Emerging Markets Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 86 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.82%	0.82%	0.82%	0.82%	0.82%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.28%	0.36%	1.49%	0.78%	0.18%
Total Annual Fund Operating Expenses [3]	1.10%	1.43%	3.06%	2.60%	1.00%
Fee Waiver and/or Expense Reimbursement[3]	0.05%	0.03%	1.16%	0.45%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.05%	1.40%	1.90%	2.15%	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Portfolio (Con’t)

entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$107	$345	$601	$1,336
Class A	$660	$951	$1,263	$2,146
Class L	$193	$836	$1,505	$3,293
Class C	$318	$766	$1,340	$2,614
Class IS	$97	$313	$548	$1,220

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$107	$345	$601	$1,336
Class A	$660	$951	$1,263	$2,146
Class L	$193	$836	$1,505	$3,293
Class C	$218	$766	$1,340	$2,614
Class IS	$97	$313	$548	$1,220
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I, 1.40% for Class A, 1.90% for Class L, 2.15% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Company (“MSIM Company”), seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets.
The Adviser’s and/or Sub-Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser and Sub-Adviser allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Portfolio (Con’t)

counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Portfolio (Con’t)

addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Portfolio (Con’t)

High Quarter	06/30/20	19.82%
Low Quarter	03/31/20	-26.72%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 9/25/1992)
Return Before Taxes	14.58%	10.26%	3.11%	7.78%
Return After Taxes on Distributions[1]	14.43%	9.55%	2.58%	6.97%
Return After Taxes on Distributions and Sale of Fund Shares	8.98%	8.22%	2.52%	6.67%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	8.20%	8.74%	2.24%	6.54%
Class L (commenced operations on 4/27/2012)
Return Before Taxes	13.65%	9.31%	N/A	3.73%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	12.32%	9.05%	N/A	4.22%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	14.73%	10.37%	N/A	5.04%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)[2]	18.31%	12.81%	3.63%	7.81%[3]
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[4]	20.52%	13.43%	4.23%	N/A
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 27 emerging market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Lipper Emerging Markets Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/ Sub-Adviser or Affiliate	Date Began Managing Fund
Ruchir Sharma	Managing Director of the Adviser	April 2002
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	February 1994

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Portfolio (Con’t)

Name	Title with Adviser/ Sub-Adviser or Affiliate	Date Began Managing Fund
Amay Hattangadi	Managing Director of MSIM Company	July 2018
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Small Cap Portfolio

Investment Objective
The Emerging Markets Small Cap Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 86 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	1.25%	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	0.71%	1.77%	7.67%	0.71%
Total Annual Fund Operating Expenses[3]	1.96%	3.27%	9.92%	1.96%
Fee Waiver and/or Expense Reimbursement[3]	0.66%	1.62%	7.52%	0.71%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.30%	1.65%	2.40%	1.25%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Small Cap Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$132	$551	$996	$2,232
Class A	$684	$1,336	$2,010	$3,800
Class C	$343	$2,180	$3,931	$6,726
Class IS	$127	$547	$992	$2,228

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$132	$551	$996	$2,232
Class A	$684	$1,336	$2,010	$3,800
Class C	$243	$2,180	$3,931	$6,726
Class IS	$127	$547	$992	$2,228
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I, 1.65% for Class A, 2.40% for Class C and 1.25% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 140% of the average value of its portfolio.
Principal Investment Strategies
The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of small capitalization companies operating in emerging markets.
The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Fund’s assets among emerging markets based on relative economic, political and social fundamentals and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.
Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of small capitalization companies operating in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $3.5 billion or less.
Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. For purposes of the Fund’s 80% policy, emerging market countries will include frontier emerging market countries.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Small Cap Portfolio (Con’t)

The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time.
The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies in any industry or sector.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of small capitalization companies operating in emerging market countries, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to small capitalization companies operating in emerging market countries, and derivative instruments as described herein.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small Cap Companies. Investments in small cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Small Cap Portfolio (Con’t)

countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Small Cap Portfolio (Con’t)

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	27.11%
Low Quarter	03/31/20	-31.35%
Average Annual Total Returns
(for the calendar period ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 12/15/2015)
Return Before Taxes	5.80%	5.54%	6.07%
Return After Taxes on Distributions[1]	5.19%	5.18%	5.71%
Return After Taxes on Distributions and Sale of Fund Shares	3.58%	4.35%	4.78%
Class A (commenced operations on 12/15/2015)
Return Before Taxes	-0.14%	4.01%	4.56%
Class C (commenced operations on 12/15/2015)
Return Before Taxes	3.72%	4.37%	4.90%
Class IS (commenced operations on 12/15/2015)
Return Before Taxes	5.84%	5.56%	6.09%
MSCI Emerging Markets Small Cap Net Index (reflects no deduction for fees, expenses or taxes)[2]	19.29%	8.19%	9.07%[3]
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[4]	20.52%	13.43%	13.57%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI Emerging Markets Small Cap Net Index is a free float-adjusted market capitalization weighted index that is designed to measure small cap equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this index. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Small Cap Portfolio (Con’t)

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Omair Ansari	Executive Director	January 2019
Steven Quattry	Executive Director	December 2019
Jorge Chirino	Vice President	April 2021
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Frontier Markets Portfolio

Investment Objective
The Frontier Markets Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 86 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[3]	0.93%	0.99%	1.49%	1.22%	1.00%
Total Annual Fund Operating Expenses[4]	2.18%	2.49%	3.49%	3.47%	2.25%
Fee Waiver and/or Expense Reimbursement[4]	0.28%	0.24%	0.74%	0.47%	0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.90%	2.25%	2.75%	3.00%	1.85%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Frontier Markets Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$193	$655	$1,144	$2,492
Class A	$741	$1,238	$1,761	$3,186
Class L	$278	$1,003	$1,749	$3,717
Class C	$403	$1,022	$1,763	$3,496
Class IS	$188	$665	$1,169	$2,554

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$193	$655	$1,144	$2,492
Class A	$741	$1,238	$1,761	$3,186
Class L	$278	$1,003	$1,749	$3,717
Class C	$303	$1,022	$1,763	$3,496
Class IS	$188	$665	$1,169	$2,554
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	Other Expenses include interest expense of 0.05% which is not included in the determination of the expense limitation. Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.85%, 2.20%, 2.70%, 2.95% and 1.80% for Class I, Class A, Class L, Class C and Class IS shares, respectively.
4	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I, 2.20% for Class A, 2.70% for Class L, 2.95% for Class C and 1.80% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s Adviser, seeks to maximize returns by investing primarily in growth-oriented equity securities in frontier emerging markets.
The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Fund’s assets among frontier emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies operating in frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Fund may also invest in emerging market securities. The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the banking

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Frontier Markets Portfolio (Con’t)

industry. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Chile, Colombia, Croatia, Czech Republic, Ecuador, Egypt, Estonia, Georgia, Ghana, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Poland, Philippines, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Thailand, Tunisia, Turkey, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time. The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies operating in frontier emerging market countries, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to companies operating in frontier emerging market countries, securities of other open- and closed-end investment companies, including exchange-traded funds (“ETFs”), and derivative instruments as described herein.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Frontier Markets Portfolio (Con’t)

foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Frontier Emerging Market Securities. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, less stringent investor protections and disclosure standards, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier emerging market country, the Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Fund will be indirectly subject to those risks. Certain frontier market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in frontier markets countries. In addition, a substantial portion of the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Frontier Markets Portfolio (Con’t)

•	Banking Industry. Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. Based on the Fund’s investment restriction regarding concentration, the Fund, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry. As a result, the Fund may have a high concentration of investments in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. Because the Fund’s investments will be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

•	Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and (“ETFs”), which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
Pursuant to an agreement and plan of reorganization between the Company, on behalf of the Fund, and Morgan Stanley Frontier Emerging Markets Fund, Inc. (the “Frontier Predecessor Fund”), on September 17, 2012 the Fund acquired all of the assets and liabilities of the Frontier Predecessor Fund in exchange for Class I shares of the Fund (the “Frontier Reorganization”). As a result of the Frontier Reorganization, the Fund is the accounting successor of the Frontier Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Frontier Reorganization, the historical performance of the Frontier Predecessor Fund. The Frontier Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, the Fund changed its name from Frontier Emerging Markets Portfolio to Frontier Markets Portfolio effective March 31, 2017.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Frontier Markets Portfolio (Con’t)

The bar chart and table on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’* performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im. or by calling toll-free (800) 548-7786.
Annual Total Returns*—Calendar Years

* Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

High Quarter	06/30/20	30.60%
Low Quarter	03/31/20	-30.06%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I1 (commenced operations on 8/25/2008)
Return Before Taxes	14.02%	4.49%	3.62%	1.63%
Return After Taxes on Distributions[2]	14.01%	4.21%	3.41%	1.43%
Return After Taxes on Distributions and Sale of Fund Shares	8.30%	3.56%	2.94%	1.33%
Class A (commenced operations on 9/14/2012)
Return Before Taxes	7.61%	3.02%	N/A	4.85%
Class L (commenced operations on 9/14/2012)
Return Before Taxes	13.01%	3.55%	N/A	4.92%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	11.74%	3.35%	N/A	0.22%
Class IS (commenced operations on 2/27/2015)
Return Before Taxes	14.02%	4.52%	N/A	1.77%
MSCI Frontier Markets Net Index (reflects no deduction for fees, expenses or taxes)[3]	1.43%	6.25%	3.26%	-0.20%[4]
Lipper Frontier Markets Funds Average (reflects no deduction for taxes)[5]	6.79%	4.82%	1.97%	1.09%[4]
1	Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI Frontier Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Net Index currently consists of 26 frontier market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Frontier Markets Portfolio (Con’t)

4	Since Inception reflects the inception date of Class I.
5	Lipper Frontier Markets Funds Average tracks the performance of all funds in the Lipper Frontier Markets Funds classification.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Steven Quattry	Executive Director	January 2019
Omair Ansari	Executive Director	December 2019
Jorge Chirino	Vice President	April 2021
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Franchise Portfolio

Investment Objective
The Global Franchise Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 86 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.19%	0.18%	0.18%	0.18%	0.10%
Total Annual Fund Operating Expenses	0.92%	1.16%	1.66%	1.91%	0.83%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$94	$293	$509	$1,131
Class A	$637	$874	$1,130	$1,860
Class L	$169	$523	$902	$1,965

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Franchise Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class C	$294	$600	$1,032	$2,038
Class IS	$85	$265	$460	$1,025

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$94	$293	$509	$1,131
Class A	$637	$874	$1,130	$1,860
Class L	$169	$523	$902	$1,965
Class C	$194	$600	$1,032	$2,038
Class IS	$85	$265	$460	$1,025
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, sustainable competitive advantages, capable management and financial strength. Under normal market conditions, the Fund invests in securities of issuers from at least three different countries, which may include the United States.
The Adviser and/or Sub-Adviser seek to invest in high quality companies they believe have strong business franchises, strong cash flows, modest capital requirements, balance sheet strength, capable management, and that typically return cash to shareholders. The franchise focus of the Fund is based on the Adviser’s and/or Sub-Adviser’s belief that the company’s intangible assets underpinning a strong business franchise (such as brands and networks) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.
As an essential and integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term sustainably high returns on operating capital including environmental, social and governance (ESG) factors and seeks to engage with company management teams as part of this. Subject to the Fund’s investment objective the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance high returns on operating capital of a company.
The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with strong business franchises meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its total assets in a single issuer. The Fund’s equity investments may include convertible securities.
The Fund typically invests in issuers of equity securities with a market capitalization greater than $2 billion. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality.
The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Franchise Portfolio (Con’t)

Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Global Franchise Companies. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect global franchise companies and may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of companies.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Franchise Portfolio (Con’t)

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	ESG Investment Risk. The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	15.77%
Low Quarter	03/31/20	-13.07%

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Franchise Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 11/28/2001)
Return Before Taxes	13.22%	13.95%	12.48%	11.78%
Return After Taxes on Distributions[1]	12.30%	12.78%	11.36%	10.76%
Return After Taxes on Distributions and Sale of Fund Shares	8.46%	10.99%	10.14%	10.00%
Class A (commenced operations on 11/28/2001)
Return Before Taxes	7.03%	12.44%	11.57%	11.17%
Class L (commenced operations on 4/27/2012)
Return Before Taxes	12.38%	13.10%	N/A	10.87%
Class C (commenced operations on 9/30/2015)
Return Before Taxes	11.09%	12.81%	N/A	13.23%
Class IS (commenced operations on 5/29/2015)
Return Before Taxes	13.33%	14.04%	N/A	12.56%
MSCI World Net Index (reflects no deductionfor fees, expenses or taxes)[2]	15.90%	12.19%	9.87%	7.44%[3]
Lipper Global Large-Cap Growth Funds Index (reflects no deduction for taxes)[4]	27.24%	15.47%	11.34%	7.95%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Lipper Global Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	June 2009
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Nic Sochovsky	Managing Director of MSIM Limited	December 2015
Vladimir A. Demine	Executive Director of MSIM Limited	June 2009
Nathan Wong	Executive Director of MSIM Limited	April 2019
Marcus Watson	Executive Director of MSIM Limited	January 2013
Alex Gabriele	Executive Director of MSIM Limited	September 2017
Richard Perrott	Executive Director of MSIM Limited	September 2017

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Franchise Portfolio (Con’t)

Purchase and Sale of Fund Shares
Morgan Stanley Institutional Fund, Inc. (the “Company”) has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Sustain Portfolio

Investment Objective
The Global Sustain Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 86 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.75%	0.81%	0.87%	0.81%	0.71%
Total Annual Fund Operating Expenses[3]	1.45%	1.76%	2.32%	2.51%	1.41%
Fee Waiver and/or Expense Reimbursement[3]	0.55%	0.51%	0.57%	0.51%	0.56%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.90%	1.25%	1.75%	2.00%	0.85%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Sustain Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$92	$405	$740	$1,688
Class A	$646	$1,003	$1,384	$2,449
Class L	$178	$670	$1,189	$2,612
Class C	$303	$733	$1,290	$2,623
Class IS	$87	$391	$718	$1,642

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$92	$405	$740	$1,688
Class A	$646	$1,003	$1,384	$2,449
Class L	$178	$670	$1,189	$2,612
Class C	$203	$733	$1,290	$2,623
Class IS	$87	$391	$718	$1,642
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I, 1.25% for Class A, 1.75% for Class L, 2.00% for Class C and 0.85% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and/or the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek to identify securities of issuers located throughout the world that they believe are of high quality with sustainable and high returns on operating capital with dominant franchises, powerful intangible assets - notably brands, networks, licenses and patents - and pricing power, resulting in high gross margins. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate capital effectively to grow the franchise and sustain and/or improve the returns on operating capital.
As an essential and integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term sustainably high returns including ESG factors and seeks to engage with company management teams as part of this. Subject to the Fund’s investment objective and the investment restrictions outlined below, the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance the current high returns on operating capital of a company.
The Adviser and/or Sub-Adviser will also apply ESG criteria that seek to achieve a greenhouse gas (“GHG”) emissions intensity for the Fund that is significantly lower than that of the reference universe (which is defined, only for the purposes of comparing GHG emissions intensity, as companies within the MSCI All Country World Index that have a market capitalization greater than $5 billion). For the purpose of this Fund, the term GHG shall be as defined by the Greenhouse Gas Protocol (GHG Protocol) and includes carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), hydrofluorocarbons (HFCs), perfluorocarbons (PFCs) and sulphur hexafluoride (SF6) in metric tons and in tons of CO2 equivalent. The GHG Protocol establishes comprehensive global standardized frameworks to measure and manage greenhouse gas emissions from private and public sector operations, value chains and mitigation actions.
In order to meet the low GHG emissions intensity criteria above:

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Sustain Portfolio (Con’t)

•	the Fund will firstly exclude investments in any company that the Adviser and/or Sub-Adviser determines:

○	has any tie to fossil fuels (such as oil, gas and coal),

○	whose core business activity involves energy, construction materials, gas and electric utilities (excluding renewable energy and water utilities), or metals and mining, or

○	for which GHG emissions intensity estimates are not available and/or cannot be estimated (in the Adviser and/or Sub-Adviser’s discretion); and

•	the remaining issuers will then be ranked according to their GHG emissions intensity estimates, and those with the highest GHG emissions intensity, as determined by the Adviser and/or Sub-Adviser, will be excluded from the reference universe.

Investments shall not include any company whose core business activity, according to the Adviser’s and/or Sub-Adviser’s methodology, involve the following:
a) Tobacco;
b) Alcohol;
c) Adult Entertainment;
d) Gambling;
e) Civilian firearms; or
f) Weapons.
For the purposes of all of the investment restrictions outlined above, a core business activity is 1) one that accounts for more than 10% of the relevant company’s revenue as classified by the MSCI ESG Business Involvement Screening Research (“MSCI ESG BISR”) database, or 2) a company that has been assigned the applicable sector or industry under the MSCI Global Industry Classification Standards (“MSCI GICS”).
The Fund will not invest in any company that has been excluded from the MSCI World ex Controversial Weapons Index due to its involvement with controversial weapons, as defined by that index, though it is not constrained by this index and may invest in companies otherwise not in the index.
The Adviser and/or Sub-Adviser may, in its discretion, elect to apply additional ESG-related investment restrictions, including companies that do not meet the exclusionary criteria set forth above, over time that it believes are consistent with its investment objective.
The Fund will not invest in a company with a market capitalization below $5 billion.
The Adviser and/or Sub-Adviser believe that the number of issuers with high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments, including depositary receipts, may include convertible securities.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Sustain Portfolio (Con’t)

and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Sustain Portfolio (Con’t)

impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	ESG Investment Risk. The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. For example, the Fund, based on the Adviser’s and/or Sub-Adviser’s assessment process, will not invest in companies in industries including tobacco, alcohol, adult entertainment, gambling, civilian firearms and weapons. The exclusionary criteria related to the Fund’s ESG criteria may result in the Fund buying certain securities or forgoing opportunities to buy certain securities. There are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. While the Adviser and/or the Sub-Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or investment managers’ views. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	17.74%
Low Quarter	03/31/20	-13.85%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 8/30/2013)
Return Before Taxes	15.96%	14.19%	12.46%
Return After Taxes on Distributions[1]	15.26%	12.68%	11.21%
Return After Taxes on Distributions and Sale of Fund Shares	9.93%	11.03%	9.84%
Class A (commenced operations on 8/30/2013)
Return Before Taxes	9.47%	12.57%	11.26%
Class L (commenced operations on 8/30/2013)
Return Before Taxes	14.97%	13.21%	11.51%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	13.68%	12.94%	11.30%

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Sustain Portfolio (Con’t)

	Past One Year	Past Five Years	Since Inception
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	16.00%	14.23%	12.15%
MSCI World Net Index (reflects no deductionfor fees, expenses or taxes)[2]	15.90%	12.19%	10.62%[3]
Lipper Global Large-Cap Growth Funds Index (reflects no deduction for taxes)[4]	27.24%	15.47%	13.02%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Lipper Global Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	August 2013
Bruno Paulson	Managing Director of MSIM Limited	August 2013
Nic Sochovsky	Managing Director of MSIM Limited	December 2015
Vladimir A. Demine	Executive Director of MSIM Limited	August 2013
Nathan Wong	Executive Director of MSIM Limited	April 2019
Marcus Watson	Executive Director of MSIM Limited	August 2013
Alex Gabriele	Executive Director of MSIM Limited	September 2017
Richard Perrott	Executive Director of MSIM Limited	September 2017
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Sustain Portfolio (Con’t)

selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Equity Portfolio

Investment Objective
The International Equity Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 86 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.20%	0.38%	0.28%	0.61%	0.11%
Total Annual Fund Operating Expenses[3]	1.00%	1.43%	1.83%	2.41%	0.91%
Fee Waiver and/or Expense Reimbursement[3]	0.05%	0.13%	0.03%	0.36%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.95%	1.30%	1.80%	2.05%	0.91%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Equity Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$97	$313	$548	$1,220
Class A	$650	$942	$1,254	$2,138
Class L	$183	$573	$988	$2,145
Class C	$308	$717	$1,253	$2,475
Class IS	$93	$290	$504	$1,120

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$97	$313	$548	$1,220
Class A	$650	$942	$1,254	$2,138
Class L	$183	$573	$988	$2,145
Class C	$208	$717	$1,253	$2,475
Class IS	$93	$290	$504	$1,120
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I, 1.30% for Class A, 1.80% for Class L, 2.05% for Class C and 0.91% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection.
Utilizing a bottom-up approach to investing, the Adviser and/or Sub-Adviser look to invest in two types of stocks: reasonably priced high quality compounders, companies characterized by their ability to generate sustainably high returns on capital, and value opportunities, which are typically more cyclical companies with reasonable or improving fundamentals trading at a sufficient discount to intrinsic value to compensate for their greater levels of risk.
The Adviser and/or Sub-Adviser conduct in-depth fundamental research on a stock by stock basis to determine if it represents a high quality compounder or value opportunity, assessing a company’s franchise, management and financial strength, and emphasize cash flow-based-metrics rather than accounting numbers to determine intrinsic value. The Adviser and/or Sub-Adviser also seek capable company management teams that have a history of disciplined capital allocation.
The Adviser and/or Sub-Adviser believe that a portfolio consisting of both types of stocks, with the flexibility to adjust the mix between the two dependent on company valuation and prospects, has the potential to generate attractive long-term returns for investors.
As an essential and integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term returns on operating capital including environmental, social, and governance (“ESG”) factors and seeks to engage with company management teams as part of this. Subject to the Fund’s investment objective, the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance the long-term sustainability or direction of a company’s returns.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Equity Portfolio (Con’t)

The Fund typically invests in issuers of equity securities with a market capitalization of greater than $2 billion. Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s equity investments may include convertible securities.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Equity Portfolio (Con’t)

securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	ESG Investment Risk. The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Equity Portfolio (Con’t)

High Quarter	06/30/20	18.33%
Low Quarter	03/31/20	-20.42%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/4/1989)
Return Before Taxes	11.42%	7.24%	5.92%	8.25%
Return After Taxes on Distributions[1]	11.21%	6.03%	5.08%	6.86%
Return After Taxes on Distributions and Sale of Fund Shares	7.16%	5.64%	4.71%	6.79%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	5.19%	5.74%	5.03%	7.06%
Class L (commenced operations on 6/14/2012)
Return Before Taxes	10.40%	6.34%	N/A	6.79%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	9.17%	6.07%	N/A	3.51%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	11.39%	7.27%	N/A	5.11%
MSCI EAFE Index (reflects no deductionfor fees, expenses or taxes)[2]	7.82%	7.45%	5.51%	4.78%[3]
Lipper International Large-Cap Growth Funds Index (reflects no deduction for taxes)[4]	19.39%	10.90%	7.11%	N/A
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Lipper International Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	May 1999
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Nic Sochovsky	Managing Director of MSIM Limited	December 2015
Vladimir A. Demine	Executive Director of MSIM Limited	June 2009
Nathan Wong	Executive Director of MSIM Limited	April 2019

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Equity Portfolio (Con’t)

Name	Title with Sub-Adviser	Date Began Managing Fund
Marcus Watson	Executive Director of MSIM Limited	January 2013
Alex Gabriele	Executive Director of MSIM Limited	September 2017
Richard Perrott	Executive Director of MSIM Limited	September 2017
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Active International Allocation Portfolio

Investment Objective
The Active International Allocation Portfolio seeks long-term capital appreciation.
Approach
The Adviser actively selects among developed and emerging countries applying its investment process to determine a country’s future economic growth and equity return potential. The Adviser utilizes a proprietary top-down framework to quantitatively and qualitatively rank countries relative to one another and relative to their own history. The Adviser’s approach combines a top-down country process with sector allocation and bottom-up stock selection. Under normal market conditions, the Fund invests at least 40% of its total assets in the securities of issuers located outside of the United States.
Process
The Adviser analyzes the global economic environment and each country’s fundamentals and actively allocate the Fund’s assets among countries and sectors located throughout the world (the investment universe is developed markets, including the United States, and emerging markets, including frontier markets). Investment decisions may be implemented through sector, industry and stock-specific allocations within and across markets that best capture the top-down view. Country and sector weightings are based on relative economic, political and social fundamentals, stock valuations and investor sentiment and are a function of the Adviser’s conviction levels, the size of the economy and liquidity. The investment process considers analysis of sustainability with respect to financial strength, environmental and social factors and governance (also referred to as ESG).
Investments are based on fundamental analysis in an effort to identify those equities that stand to benefit most from the Adviser’s current and prospective macro views and that are likely to experience attractive earnings growth prospects as a result of exposure and gearing to those top-down conditions. Investment decisions are implemented by equity positions in sectors, industries, customized baskets and/or individual stocks. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Adviser generally considers selling a portfolio holding when they determine that the position no longer satisfies their investment criteria.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Fund

China Equity Portfolio

Investment Objective
The China Equity Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser actively selects positions in a limited number of equity securities using a fundamental bottom-up stock selection process informed by macro thematic research on China. The Adviser will employ this consistent and targeted approach seeking companies with strong sustainable earnings growth and fundamentals. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements oriented towards creating strong shareholder value. The Adviser generally considers selling an investment when it determines the company no longer satisfies their investment criteria.
Process
The Adviser seeks to achieve the Fund’s investment objective, under normal circumstances, by investing at least 80% of the Fund’s net assets in equity securities of companies located in or operating in China (which, for the purposes of the Fund’s investment strategy, includes mainland China and Hong Kong). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser considers a company to be located in or operating in China if (i) the principal trading market for its securities is in China, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in China or has at least 50% of its assets in China or (iii) it is organized under the laws of, or has a principal office in, China. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.
The Fund may invest in China A-shares (shares of publicly traded companies based in mainland China) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as China A-shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program. The Fund may also invest in China A-shares through any other means permitted in the future by applicable law or regulation. The equity securities of Chinese companies the Fund may invest in also include securities issued by Hong Kong domiciled companies, as well as China H-shares (shares of China-incorporated, Hong Kong-listed companies), Shanghai- and Shenzhen-listed B-shares (shares of China-incorporated companies that are traded in foreign currencies) and China “red chip” shares (shares of companies based in mainland China that are incorporated outside China and listed in Hong Kong).
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.
The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may invest in ADRs, GDRs and other types of depositary receipts with respect to companies operating in China. The Fund may also invest in securities of other investment companies, including ETFs. The Fund may hold or have exposure to equity securities of companies in any industry or sector.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, structured investments and other related instruments and techniques. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Emerging Markets Leaders Portfolio

Investment Objective
The Emerging Markets Leaders Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser and Sub-Adviser seek to achieve the Fund’s investment objective by investing primarily in equity securities of companies located in emerging market countries. The Adviser and/or Sub-Adviser generally use a fundamental bottom-up stock selection process informed by macro thematic research on overall emerging markets. The Adviser and/or Sub-Adviser will employ this consistent and targeted approach seeking companies they expect to become leading companies in emerging markets as well as developed country domiciled companies where a large portion of the companies’ growth is taking place in emerging market countries.
Process
The Adviser and/or Sub-Adviser seek to construct a focused portfolio of equity securities designed to take advantage of thematic opportunities in emerging markets by seeking to invest in companies that they believe have the potential to outperform emerging markets generally over the long-term.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.
The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies located in emerging market countries, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to companies located in emerging market countries.
The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.
Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, CFDs, structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Emerging Markets Portfolio

Investment Objective
The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Approach
The Adviser and Sub-Adviser seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets. The Adviser’s and Sub-Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.
Process
The Adviser’s and Sub-Adviser’s global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.
Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
For purposes of policies adopted in accordance with Rule 35d-1 under the 1940 Act, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Emerging Markets Small Cap Portfolio

Investment Objective
The Emerging Markets Small Cap Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of small capitalization companies operating in emerging markets. The Adviser’s investment approach combines top-down country allocation based on relative economic, political and social fundamentals and investor sentiment, with bottom-up fundamental analysis seeking to identify issuers with investor friendly management, effective use of free cash flows and strong earnings growth potential.
Process
The Adviser’s global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals and investor sentiment. The Adviser invests in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser believes that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.
Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of small capitalization companies operating in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $3.5 billion or less.
The Adviser considers a company to be operating in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.
Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. For purposes of the Fund’s 80% policy, emerging market countries will include frontier emerging market countries.
The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time.
The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies in any industry or sector.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of small capitalization companies operating in emerging market countries, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to small capitalization companies operating in emerging market countries, and derivative instruments as described herein.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Emerging Markets Small Cap Portfolio (Con’t)

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, CFDs, structured investments and other related instruments and techniques. The Fund may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.
Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Frontier Markets Portfolio

Investment Objective
The Frontier Markets Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser seeks to achieve the Fund’s investment objective by investing primarily in growth-oriented equity securities in frontier emerging markets. The Adviser’s investment approach combines top-down country allocation based on relative economic, political and social fundamentals, stock valuations and investor sentiment, with bottom-up fundamental analysis seeking to identify issuers with investor friendly management, effective use of free cash flows and strong earnings growth potential.
Process
The Adviser’s global strategists analyze the global economic environment, particularly its impact on frontier emerging markets, and allocate the Fund’s assets among frontier emerging markets based on relative economic, political and social fundamentals, market valuations and investor sentiment. The Adviser invests in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies operating in frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may also invest in emerging market securities. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the banking industry.
The Adviser considers a company to be located in a frontier emerging market country if (i) the principal trading market for its securities is in a frontier emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in frontier emerging markets countries or has at least 50% of its assets in frontier emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, a frontier emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one country. For example, a company that derives 50% or more of its annual revenues or profits from services performed in a frontier emerging market country can be deemed to be operating in that country even though it was organized under the laws of another country and its principal trading market is also a different country. In addition, certain of the issuers that fall within categories (ii) and (iii) above may or may not have a principal trading market in a frontier emerging market country and, while exposing the Fund’s assets to the economic benefits of investing in a frontier emerging market country, may not do so to the same extent as an issuer with a principal trading market in a frontier emerging market country.
The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Chile, Colombia, Croatia, Czech Republic, Ecuador, Egypt, Estonia, Georgia, Ghana, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Poland, Philippines, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Thailand, Tunisia, Turkey, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time. The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies operating in frontier emerging market countries, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Frontier Markets Portfolio (Con’t)

companies operating in frontier emerging market countries, securities of other open- and closed-end investment companies, including ETFs, and derivative instruments as described herein.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, CFDs, structured investments and other related instruments and techniques. The Fund may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Franchise Portfolio

Investment Objective
The Global Franchise Portfolio seeks long-term capital appreciation.
Approach
The Adviser and Sub-Adviser seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, sustainable competitive advantages, capable management and financial strength. The Adviser and/or Sub-Adviser emphasize individual stock selection and seek to identify high quality companies located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Fund invests in securities of issuers from at least three different countries, which may include the United States.
Process
The Adviser and/or Sub-Adviser seek to invest in high quality companies they believe have strong business franchises, strong cash flows, modest capital requirements, balance sheet strength, capable management, and that typically return cash to shareholders. The franchise focus of the Fund is based on the Adviser’s and/or Sub-Adviser’s belief that the company’s intangible assets underpinning a strong business franchise (such as brands and networks) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.
As an essential and integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term sustainably high returns on operating capital including ESG factors and seeks to engage with company management teams as part of this. Subject to the Fund’s investment objective the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance high returns on operating capital of a company.
The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with strong business franchises meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its total assets in a single issuer. The Fund’s equity investments may include convertible securities.
The Fund typically invests in issuers of equity securities with a market capitalization greater than $2 billion. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality
The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Sustain Portfolio

Investment Objective
The Global Sustain Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Fund’s Adviser and Sub-Adviser seek long-term capital appreciation by investing primarily in equity securities of high-quality companies located throughout the world, including developed and emerging market countries, that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term.
Process
The Adviser and/or Sub-Adviser seek to identify securities of issuers located throughout the world that they believe are of high quality that can generate sustainable and high returns on operating capital with dominant franchises due to powerful hard-to-replicate-intangible assets - notably brands, networks, licenses and patents - and pricing power, resulting in high gross margins. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate capital effectively to grow the franchise, maintain the intangible assets and sustain and/or improve returns on operating capital.
As an essential and integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term sustainably high returns including ESG factors and seeks to engage with company management teams as part of this. Subject to the Fund’s investment objective and the investment restrictions outlined below, the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance the current high returns on operating capital of a company.
The Adviser and/or Sub-Adviser will also apply ESG criteria that seek to achieve a greenhouse gas (“GHG”) emissions intensity for the Fund that is significantly lower than that of the reference universe (which is defined, only for the purposes of comparing GHG emissions intensity, as companies within the MSCI All Country World Index that have a market capitalization greater than $5 billion). For the purpose of this Fund, the term GHG shall be as defined by the Greenhouse Gas Protocol (GHG Protocol) and includes carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), hydrofluorocarbons (HFCs), perfluorocarbons (PFCs) and sulphur hexafluoride (SF6) in metric tons and in tons of CO2 equivalent. The GHG Protocol establishes comprehensive global standardized frameworks to measure and manage greenhouse gas emissions from private and public sector operations, value chains and mitigation actions.
In order to meet the GHG emissions intensity criteria above:

•	the Fund will firstly exclude investments in any company that the Adviser and/or Sub-Adviser determines:

○	has any tie to fossil fuels (such as oil, gas and coal),

○	whose core business activity involves energy, construction materials, gas and electric utilities (excluding renewable energy and water utilities), or metals and mining, or

○	for which GHG emissions intensity estimates are not available and/or cannot be estimated (in the Adviser’s and/or Sub-Adviser’s discretion); and

•	the remaining issuers will then be ranked according to their GHG emissions intensity estimates, and those with the highest GHG emissions intensity, as determined by the Adviser and/or Sub-Adviser, will be excluded from the reference universe.

Investments shall not include any company whose core business activity, according to the Adviser’s and/or Sub-Adviser’s methodology, involve the following:
a) Tobacco;
b) Alcohol;
c) Adult Entertainment;
d) Gambling;
e) Civilian firearms; or
f) Weapons.
For the purposes of all of the investment restrictions outlined above, a core business activity is 1) one that accounts for more than 10% of the relevant company’s revenue as classified by the MSCI ESG Business Involvement Screening Research (“MSCI ESG

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Fund

Global Sustain Portfolio (Con’t)

BISR”) database, or 2) a company that has been assigned the applicable sector or industry under the MSCI Global Industry Classification Standards (“MSCI GICS”).
The Fund will not invest in any company that has been excluded from the MSCI World ex Controversial Weapons Index due to its involvement with controversial weapons, as defined by that index, though it is not constrained by this index and may invest in companies otherwise not in the index.
The Adviser and/or Sub-Adviser may, in its discretion, elect to apply additional ESG-related investment restrictions, including companies that do not meet the exclusionary criteria set forth above, over time that it believes are consistent with its investment objective.
The Fund will not invest in a company with a market capitalization below $5 billion.
The Adviser and/or Sub-Adviser believe that the number of issuers with high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments, including depositary receipts, may include convertible securities.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

International Equity Portfolio

Investment Objective
The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.
Approach
The Adviser and Sub-Adviser seek long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection.
Process
Utilizing a bottom-up approach to investing, the Adviser and/or Sub-Adviser look to invest in two types of stocks: reasonably priced high quality compounders, companies characterized by their ability to generate sustainably high returns on operating capital, and value opportunities which are typically more cyclical companies with reasonable or improving fundamentals trading at a sufficient discount to intrinsic value to compensate for their greater levels of risk.
The Adviser and/or Sub-Adviser conduct in-depth fundamental research on a stock by stock basis to determine if it represents a high quality compounder or value opportunity, assessing a company’s franchise, management and financial strength, with a focus on cash flow-based-metrics rather than accounting numbers to determine intrinsic value. The Adviser and/or Sub-Adviser also seek capable company management teams that have a history of disciplined capital allocation.
The Adviser and/or Sub-Adviser believe that a portfolio consisting of both types of stocks, with the flexibility to adjust the mix between the two dependent on company valuation and prospects, has the potential to generate attractive long-term returns for investors.
As an essential and integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term returns on operating capital including ESG factors and seeks to engage with company management teams as part of this. Subject to the Fund’s investment objective, the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance the long-term sustainability or direction of a company’s returns.
The Fund typically invests in issuers of equity securities with a market capitalization greater than $2 billion. Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s equity investments may include convertible securities.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Investing in the Funds may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times the Funds’ market sector, foreign equity securities, may underperform relative to other sectors or the overall market.
Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Funds may face a heightened level of interest rate risk in times of monetary policy changes and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Fund may have to reinvest the proceeds at a lower rate of interest.
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
ESG Investment Risk
A Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. A Fund’s use of exclusionary criteria related to ESG criteria may result in the Fund buying certain securities or forgoing opportunities to buy certain securities. Additionally, a Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.
Foreign Investing
To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

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the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the United States, or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make a Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund.
The Funds may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

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could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.
In connection with their investments in foreign securities, the Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Emerging Market Securities
The Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Funds may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or Sub-Advisers may use derivatives to reduce this risk. The Adviser and/or Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
China Risk
Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments. In addition, certain securities are, or may in the future become restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result.

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A Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce a Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of China and Hong Kong, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.
REITs and Foreign Real Estate Companies
Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of a Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Fund invests in REITs and foreign real estate companies.
Asset-Backed Securities
Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
Derivatives
The Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by a Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if a Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seeks to use derivatives to further a Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Funds may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which a Fund has open positions in the futures contract.
Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by a Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to a Fund a specific amount of the underlying instrument, or swap, or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by a Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

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The Frontier Markets Portfolio’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.
CFDs. A CFD is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Structured Investments. The Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by a Fund. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which a Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on a Fund’s investment in ETFs.
IPOs
The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.
Liquidity
The Funds may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If a Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

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Private Placements and Restricted Securities
The Funds’ investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Large Shareholder Transactions Risk
A Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing a Fund’s investment objective, the Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Advisers, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect a Fund’s performance.
Temporary Defensive Investments
When the Adviser and/or Sub-Advisers believe that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser and/or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect a Fund’s performance and a Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with their investment policies, the Funds will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. A Fund may engage in frequent trading of securities to achieve its investment objective.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Sub-Advisers
The Adviser has entered into Sub-Advisory Agreements with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Global Franchise, Global Sustain and International Equity Portfolios) and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the China Equity, Emerging Markets Leaders and Emerging Markets Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Funds.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Active International Allocation	0.52%
China Equity	0.00%
Emerging Markets Leaders	0.58%
Emerging Markets	0.78%
Emerging Markets Small Cap	0.60%
Frontier Markets	1.03%
Global Franchise	0.73%
Global Sustain	0.18%
International Equity	0.79%
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Active International Allocation	0.90%	1.25%	1.75%	2.00%	0.85%
China Equity Portfolio	1.20%	1.55%	N/A	2.30%	1.15%
Emerging Markets Leaders	1.20%	1.55%	N/A	2.30%	1.10%
Emerging Markets	1.05%	1.40%	1.90%	2.15%	0.95%
Emerging Markets Small Cap	1.30%	1.65%	N/A	2.40%	1.25%

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Frontier Markets	1.85%	2.20%	2.70%	2.95%	1.80%
Global Franchise	1.00%	1.35%	1.85%	2.10%	0.95%
Global Sustain	0.90%	1.25%	1.75%	2.00%	0.85%
International Equity	0.95%	1.30%	1.80%	2.05%	0.91%
Portfolio Management
Active International Allocation Portfolio
The Fund is managed by members of the Active International Allocation team. The team consists of portfolio managers and analysts. The current members of the team primarily responsible for the day-to-day management of the Fund are Ben V. Rozin and Jitania Kandhari.
Mr. Rozin has been associated with the Adviser in an investment management capacity since January 2017. Prior to January 2017, Mr. Rozin was the co-lead portfolio manager at Manning & Napier for the International Series Fund from June 2009 to December 2016 and the Emerging Markets Fund from March 2015 to December 2016 as well as a senior investment strategist and international economist from March 2005 to December 2016. Ms. Kandhari has been associated with the Adviser in an investment management capacity since 2006.
China Equity Portfolio
The Fund is managed by members of the Emerging Markets Equity team. The current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Amay Hattangadi and Leon Sun. Mr. Hattangadi has been associated with the Sub-Adviser in an investment management capacity since 1997. Mr. Sun has been associated with Morgan Stanley Asia Limited since March 2021. Prior to joining MSAL in March 2021, Mr. Sun was a Senior Portfolio Manager and Head of Investments for Hong Kong and China at a major asset management firm since 2011.
Emerging Markets Leaders Portfolio
The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to day management of the Fund is Vishal Gupta.
Mr. Gupta has been associated with MSIM Company since 2014 and has 11 years of investment experience. Prior to joining MSIM Company in 2014, Mr. Gupta worked at Sansar Capital from 2007 to 2013 as a research analyst covering Asian equities.
Emerging Markets Portfolio
The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Ruchir Sharma, Eric Carlson, Paul Psaila and Amay Hattangadi.
Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996. Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Hattangadi has been associated with MSIM Company or its affiliates in an investment management capacity since 1997.
The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for the overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.
Emerging Markets Small Cap Portfolio and Frontier Markets Portfolio
Each Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team jointly and primarily responsible for the day-to-day management of each Fund are Steven Quattry, Omair Ansari and Jorge Chirino.
Mr. Quattry has been associated with the Adviser in an investment management capacity since 2011. Mr. Ansari has been associated with the Adviser in an investment management capacity since 2016. Prior to joining the Adviser, Mr. Ansari was an equity research analyst in emerging markets at Renaissance Capital from 2013 to 2016. Mr. Chirino has been associated with the Adviser in an investment management capacity since 2007.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

Global Franchise Portfolio, Global Sustain Portfolio and International Equity Portfolio
Each Fund is managed by members of the International Equity team. The team consists of portfolio managers. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund are Messrs. Lock, Paulson, Sochovsky, Demine, Wong, Watson, Gabriele and Perrott.
Mr. Lock has been associated with MSIM Limited in an investment management capacity since 1994. Mr. Paulson has been associated with MSIM Limited in an investment management capacity since 2009. Mr. Sochovsky has been associated with MSIM Limited in an investment management capacity since 2015. Prior to joining MSIM Limited, Mr. Sochovsky was a senior member at Credit Suisse from 2012 to 2015. Mr. Demine has been associated with MSIM Limited in an investment management capacity since 2009. Mr. Wong has been associated with MSIM Limited in an investment management capacity since 2017. Prior to joining MSIM Limited, Mr. Wong was partner/senior analyst and developed markets equities generalist at Sloane Robinson from 2007 to 2017. Mr. Watson has been associated with MSIM Limited in an investment management capacity since 2008. Mr. Gabriele has been associated with MSIM Limited in an investment management capacity since 2012. Mr. Perrott has been associated with MSIM Limited in an investment management capacity since 2015. Prior to joining MSIM Limited, Mr. Perrott was an equity research analyst at Autonomous Research covering specialty financials from 2013 to 2015.
Each member of the team has both global sector research responsibilities and makes investment management decisions for each Fund.
The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The composition of each team may change from time to time.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
The Company has suspended offering Class L shares of the Funds for sale to all investors. Class L shares of the China Equity Portfolio, Emerging Markets Leaders Portfolio and Emerging Markets Small Cap Portfolio are not being offered for sale at this time. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The Company currently offers investors Class I, Class A, Class C and Class IS shares of each Fund. The Company also offers Class IR shares of the Active International Allocation, Emerging Markets Leaders and Emerging Markets Portfolios through a separate prospectus. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.
Minimum Investment Amounts
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with a Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of each Fund. The Distributor receives no compensation from the Funds for distributing Class I and Class IS shares of the Funds. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis, and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis.
The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV or the price of a Fund. For more information, please see the Company’s SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser or Sub-Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Funds’ Investment Strategies and Related Risks” and “The Funds’ Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from a Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Funds’ sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from a Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from a Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.
Initial Purchase by Wire
You may purchase shares of a Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”
Sales Charges Applicable to Purchases of Class A Shares
Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over[1]	0.00%	0.00%	0.00%
1	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.
In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.
Combined Purchase Privilege
You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.
Right of Accumulation
Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:
(a) the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,
(b) plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.
Notification
You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.
Letter of Intent
The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.

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You should retain any records necessary to substantiate historical costs because a Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.
Conversion Features
A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of a Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of a Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.
A shareholder currently holding a class of shares of a Fund in a Merrill Lynch Advisory Program account may have such shares converted by Merrill Lynch to an eligible class of shares of a Fund for a Merrill Lynch brokerage account upon the transfer of the shares of a Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.
After eight years, Class C shares of a Fund generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.
Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that a Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by a Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action

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Shareholder Information (Con’t)

required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Funds, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of a Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During

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periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and

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difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Redemption Fees
Shares of a Fund (except Active International Allocation, International Equity, Global Franchise and Global Sustain Portfolios) redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect a Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) in qualified retirement plans maintained pursuant to Sections 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code, or certain transactions in other types of retirement accounts, including but not limited to required minimum distributions and redemptions relating to forfeitures, death, disability or qualified domestic relations order.
The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of a Fund, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Fund’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Fund through a Financial Intermediary, please read that Financial Intermediary’s materials carefully to learn about any other restrictions or fees that may apply.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Class L shares of a Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call a Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or

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Shareholder Information (Con’t)

Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of a Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers. However, each Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. A Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that a Fund will be able to identify or prevent all market-timing activities.

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Dividends and Distributions
Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain U.S. and foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.
The Funds is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
The Funds (or their administrative agent) is required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

(potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of each Fund, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Funds are based on the average net assets of such Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.59	$12.07	$14.46	$11.83	$12.20
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.04	0.16	0.23	0.19	0.26
Net Realized and Unrealized Gain (Loss)	4.41	2.54	(2.41)	2.74	(0.34)
Total from Investment Operations	4.45	2.70	(2.18)	2.93	(0.08)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.18)	(0.21)	(0.30)	(0.29)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$19.03	$14.59	$12.07	$14.46	$11.83
Total Return(4)	30.48%	22.41%	(15.14)%	24.76%	(0.67)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$146,087	$126,860	$119,925	$155,550	$169,589
Ratio of Expenses Before Expense Limitation	1.02%	0.97%	0.97%	1.14%	0.94%
Ratio of Expenses After Expense Limitation	0.89%(5)	0.89%(5)	0.88%(5)	0.88%(5)	0.76%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.89%(5)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income	0.24%(5)	1.22%(5)	1.67%(5)	1.44%(5)	2.18%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.02%	0.02%	0.01%
Portfolio Turnover Rate	37%	34%	43%	22%	40%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.13% higher and the Ratio of Net Investment Income would have been 0.13% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.94	$12.36	$14.79	$12.10	$12.47
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)	0.11	0.19	0.14	0.21
Net Realized and Unrealized Gain (Loss)	4.51	2.61	(2.46)	2.80	(0.34)
Total from Investment Operations	4.50	2.72	(2.27)	2.94	(0.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.14)	(0.16)	(0.25)	(0.24)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$19.43	$14.94	$12.36	$14.79	$12.10
Total Return(4)	30.10%	22.00%	(15.38)%	24.29%	(1.05)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$69,135	$58,339	$50,726	$65,710	$56,934
Ratio of Expenses Before Expense Limitation	1.31%	1.25%	1.26%	1.48%	1.32%
Ratio of Expenses After Expense Limitation	1.19%(5)	1.22%(5)	1.19%(5)	1.23%(5)	1.14%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.19%(5)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.06)%(5)	0.82%(5)	1.37%(5)	1.02%(5)	1.79%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.02%	0.02%	0.01%
Portfolio Turnover Rate	37%	34%	43%	22%	40%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.10% higher and the Ratio of Net Investment Income would have been 0.10% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.90	$12.32	$14.73	$12.04	$12.41
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.09)	0.05	0.13	0.07	0.14
Net Realized and Unrealized Gain (Loss)	4.47	2.59	(2.46)	2.79	(0.35)
Total from Investment Operations	4.38	2.64	(2.33)	2.86	(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.06)	(0.08)	(0.17)	(0.16)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$19.27	$14.90	$12.32	$14.73	$12.04
Total Return(4)	29.38%	21.43%	(15.87)%	23.80%	(1.68)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,718	$4,644	$4,375	$6,463	$6,053
Ratio of Expenses Before Expense Limitation	1.86%	1.81%	1.76%	2.07%	1.93%
Ratio of Expenses After Expense Limitation	1.74%(5)	1.74%(5)	1.69%(5)	1.73%(5)	1.74%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.74%(5)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.61)%(5)	0.35%(5)	0.92%(5)	0.54%(5)	1.20%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.02%	0.02%	0.01%
Portfolio Turnover Rate	37%	34%	43%	22%	40%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Active International Allocation Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.89	$12.34	$14.77	$12.15	$12.38
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.12)	0.00 (3)	0.09	(0.00) (3)	0.14
Net Realized and Unrealized Gain (Loss)	4.46	2.59	(2.45)	2.83	(0.37)
Total from Investment Operations	4.34	2.59	(2.36)	2.83	(0.23)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.04)	(0.07)	(0.21)	—
Redemption Fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$19.22	$14.89	$12.34	$14.77	$12.15
Total Return(4)	29.13%	21.03%	(16.04)%	23.42%	(1.94)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$144	$45	$42	$23	$9
Ratio of Expenses Before Expense Limitation	5.66%	7.49%	7.18%	20.06%	8.58%
Ratio of Expenses After Expense Limitation	1.99% (5)	1.99% (5)	1.98% (5)	1.97% (5)	1.99% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.99% (5)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.81)% (5)	0.03% (5)	0.67% (5)	(0.03)% (5)	1.19% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.02%	0.03%	0.01%
Portfolio Turnover Rate	37%	34%	43%	22%	40%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Active International Allocation Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$14.59	$13.79
Income from Investment Operations:
Net Investment Income(2)	0.04	0.00 (3)
Net Realized and Unrealized Gain	4.42	0.98
Total from Investment Operations	4.46	0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.18)
Net Asset Value, End of Period	$19.04	$14.59
Total Return(4)	30.55%	7.15% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14	$11
Ratio of Expenses Before Expense Limitation	21.16%	14.33% (7)
Ratio of Expenses After Expense Limitation	0.84% (5)	0.84% (5)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.84% (5)	N/A
Ratio of Net Investment Income	0.28% (5)	0.18% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01% (7)
Portfolio Turnover Rate	37%	34%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

China Equity Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.88	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.01)	(0.02)
Net Realized and Unrealized Gain	3.14	0.90
Total from Investment Operations	3.13	0.88
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	—
Net Asset Value, End of Period	$13.83	$10.88
Total Return(3)	28.80%	8.80% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,970	$10,846
Ratio of Expenses Before Expense Limitation	3.20%	5.72% (6)
Ratio of Expenses After Expense Limitation	1.16% (4)	1.15% (4)(6)
Ratio of Net Investment Loss	(0.11)% (4)	(0.98)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01% (6)
Portfolio Turnover Rate	25%	0% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized.
(6)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

China Equity Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.87	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)	(0.02)
Net Realized and Unrealized Gain	3.13	0.89
Total from Investment Operations	3.07	0.87
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	—
Net Asset Value, End of Period	$13.81	$10.87
Total Return(3)	28.30%	8.70% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14	$11
Ratio of Expenses Before Expense Limitation	21.25%	19.30% (6)
Ratio of Expenses After Expense Limitation	1.54% (4)	1.54% (4)(6)
Ratio of Net Investment Loss	(0.50)% (4)	(1.37)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01% (6)
Portfolio Turnover Rate	25%	0% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized.
(6)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

China Equity Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.86	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.21)	(0.04)
Net Realized and Unrealized Gain	3.18	0.90
Total from Investment Operations	2.97	0.86
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	—
Net Asset Value, End of Period	$13.72	$10.86
Total Return(3)	27.38%	8.60% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$52	$11
Ratio of Expenses Before Expense Limitation	13.32%	20.07% (6)
Ratio of Expenses After Expense Limitation	2.29% (4)	2.29% (4)(6)
Ratio of Net Investment Loss	(1.66)% (4)	(2.12)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01% (6)
Portfolio Turnover Rate	25%	0% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized.
(6)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

China Equity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.88	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.01)	(0.02)
Net Realized and Unrealized Gain	3.14	0.90
Total from Investment Operations	3.13	0.88
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	—
Net Asset Value, End of Period	$13.83	$10.88
Total Return(3)	28.82%	8.80% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14	$11
Ratio of Expenses Before Expense Limitation	20.92%	19.05% (6)
Ratio of Expenses After Expense Limitation	1.14% (4)	1.14% (4)(6)
Ratio of Net Investment Loss	(0.10)% (4)	(0.97)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01% (6)
Portfolio Turnover Rate	25%	0% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized.
(6)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$12.70	$10.38	$12.14	$9.73	$9.45
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.11)	(0.02)	0.03	0.08	0.04
Net Realized and Unrealized Gain (Loss)	7.62	2.78	(1.74)	2.45	0.25
Total from Investment Operations	7.51	2.76	(1.71)	2.53	0.29
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.01)	(0.08)	(0.01)
Net Realized Gain	(0.78)	(0.44)	(0.04)	(0.04)	—
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.78)	(0.44)	(0.05)	(0.12)	(0.01)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$19.43	$12.70	$10.38	$12.14	$9.73
Total Return(4)	59.36%	26.63%	(14.12)%	26.01%	3.08%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$80,465	$32,651	$39,206	$73,273	$25,374
Ratio of Expenses Before Expense Limitation	1.47%	1.57%	1.48%	1.43%	1.32%
Ratio of Expenses After Expense Limitation	1.15% (5)	1.17% (5)	1.17% (5)	1.11% (5)	1.10% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.16% (5)	1.16% (5)	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.73)% (5)	(0.14)% (5)	0.29% (5)	0.67% (5)	0.37% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.02%
Portfolio Turnover Rate	57%	58%	47%	79%	45%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$12.53	$10.29	$12.06	$9.67	$9.43
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.17)	(0.05)	(0.00) (3)	0.02	(0.03)
Net Realized and Unrealized Gain (Loss)	7.51	2.73	(1.73)	2.44	0.28
Total from Investment Operations	7.34	2.68	(1.73)	2.46	0.25
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	(0.03)	(0.01)
Net Realized Gain	(0.78)	(0.44)	(0.04)	(0.04)	—
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.78)	(0.44)	(0.04)	(0.07)	(0.01)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$19.09	$12.53	$10.29	$12.06	$9.67
Total Return(4)	58.81%	26.08%	(14.41)%	25.46%	2.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,925	$1,191	$1,024	$1,102	$821
Ratio of Expenses Before Expense Limitation	1.82%	2.04%	1.93%	2.01%	1.96%
Ratio of Expenses After Expense Limitation	1.50% (5)	1.55% (5)	1.55% (5)	1.54% (5)	1.53% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.54% (5)	1.54% (5)	N/A	N/A
Ratio of Net Investment Income (Loss)	(1.13)% (5)	(0.45)% (5)	(0.04)% (5)	0.18% (5)	(0.33)% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.02%
Portfolio Turnover Rate	57%	58%	47%	79%	45%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Leaders Portfolio

Class C
Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$12.17	$10.08	$11.90	$9.59	$9.42
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.27)	(0.13)	(0.09)	(0.06)	(0.10)
Net Realized and Unrealized Gain (Loss)	7.25	2.66	(1.69)	2.41	0.28
Total from Investment Operations	6.98	2.53	(1.78)	2.35	0.18
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.01)
Net Realized Gain	(0.78)	(0.44)	(0.04)	(0.04)	—
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.78)	(0.44)	(0.04)	(0.04)	(0.01)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$18.37	$12.17	$10.08	$11.90	$9.59
Total Return(4)	57.59%	25.14%	(15.02)%	24.53%	1.89%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,395	$1,007	$780	$926	$587
Ratio of Expenses Before Expense Limitation	2.63%	2.82%	2.75%	2.80%	3.08%
Ratio of Expenses After Expense Limitation	2.29% (5)	2.30% (5)	2.30% (5)	2.29% (5)	2.28% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	2.29% (5)	2.29% (5)	N/A	N/A
Ratio of Net Investment Loss	(1.88)% (5)	(1.18)% (5)	(0.83)% (5)	(0.49)% (5)	(0.99)% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.02%
Portfolio Turnover Rate	57%	58%	47%	79%	45%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$12.71	$10.38	$12.14	$9.73	$9.45
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.09)	0.00 (3)	0.04	0.08	(0.00) (3)
Net Realized and Unrealized Gain (Loss)	7.61	2.77	(1.74)	2.45	0.29
Total from Investment Operations	7.52	2.77	(1.70)	2.53	0.29
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.02)	(0.08)	(0.01)
Net Realized Gain	(0.78)	(0.44)	(0.04)	(0.04)	—
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.78)	(0.44)	(0.06)	(0.12)	(0.01)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$19.45	$12.71	$10.38	$12.14	$9.73
Total Return(4)	59.39%	26.73%	(14.03)%	26.02%	3.09%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,230	$19,838	$12,779	$14,868	$88,880
Ratio of Expenses Before Expense Limitation	1.42%	1.53%	1.44%	1.42%	1.31%
Ratio of Expenses After Expense Limitation	1.09% (5)	1.10% (5)	1.10% (5)	1.09% (5)	1.08% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.09% (5)	1.09% (5)	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.65)% (5)	0.00% (5)(6)	0.38% (5)	0.72% (5)	(0.00)% (5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.02%
Portfolio Turnover Rate	57%	58%	47%	79%	45%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$23.69	$22.53	$27.95	$20.83	$19.68
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13	0.41	0.28	0.19	0.17
Net Realized and Unrealized Gain (Loss)	3.32	3.92	(5.15)	7.10	1.15
Total from Investment Operations	3.45	4.33	(4.87)	7.29	1.32
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.18)	(0.35)	(0.17)	(0.17)
Net Realized Gain	(0.15)	(2.99)	(0.20)	—	—
Total Distributions	(0.29)	(3.17)	(0.55)	(0.17)	(0.17)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$26.85	$23.69	$22.53	$27.95	$20.83
Total Return(4)	14.58%	19.44%	(17.32)%	34.97%	6.73%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$312,834	$277,114	$229,132	$342,400	$282,674
Ratio of Expenses Before Expense Limitation	1.10%	1.16%	N/A	1.07%	1.16%
Ratio of Expenses After Expense Limitation	1.05% (5)	1.05% (5)	1.03% (5)	1.04% (5)	1.11% (5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.05% (5)	1.05% (5)	N/A	N/A	N/A
Ratio of Net Investment Income	0.58% (5)	1.69% (5)	1.08% (5)	0.75% (5)	0.83% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.01%	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	57%	58%	56%	35%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$23.05	$21.99	$27.24	$20.31	$19.19
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05	0.30	0.20	0.10	0.11
Net Realized and Unrealized Gain (Loss)	3.22	3.85	(5.01)	6.92	1.11
Total from Investment Operations	3.27	4.15	(4.81)	7.02	1.22
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.10)	(0.24)	(0.09)	(0.10)
Net Realized Gain	(0.15)	(2.99)	(0.20)	—	—
Total Distributions	(0.19)	(3.09)	(0.44)	(0.09)	(0.10)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$26.13	$23.05	$21.99	$27.24	$20.31
Total Return(4)	14.21%	19.08%	(17.58)%	34.54%	6.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,907	$11,195	$13,605	$23,952	$18,824
Ratio of Expenses Before Expense Limitation	1.43%	1.43%	N/A	1.40%	1.48%
Ratio of Expenses After Expense Limitation	1.38% (5)	1.34% (5)	1.34% (5)	1.36% (5)	1.45% (5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.38% (5)	1.34% (5)	N/A	N/A	N/A
Ratio of Net Investment Income	0.24% (5)	1.26% (5)	0.78% (5)	0.42% (5)	0.55% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.01%	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	57%	58%	56%	35%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$22.59	$21.64	$26.85	$20.08	$18.98
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)	0.17	0.05	(0.01)	0.00 (3)
Net Realized and Unrealized Gain (Loss)	3.15	3.77	(4.91)	6.80	1.10
Total from Investment Operations	3.07	3.94	(4.86)	6.79	1.10
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.15)	(0.02)	—
Net Realized Gain	(0.15)	(2.99)	(0.20)	—	—
Total Distributions	(0.15)	(2.99)	(0.35)	(0.02)	—
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$25.51	$22.59	$21.64	$26.85	$20.08
Total Return(4)	13.65%	18.37%	(18.03)%	33.80%	5.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$215	$210	$292	$253	$239
Ratio of Expenses Before Expense Limitation	3.06%	2.47%	2.55%	2.54%	2.69%
Ratio of Expenses After Expense Limitation	1.90% (5)	1.90% (5)	1.89% (5)	1.90% (5)	2.01% (5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.90% (5)	1.90% (5)	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.40)% (5)	0.73% (5)	0.20% (5)	(0.03)% (5)	0.00% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.01%	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	57%	58%	56%	35%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$22.45	$21.57	$26.66	$19.99	$18.95
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.11)	0.11	0.04	(0.09)	(0.04)
Net Realized and Unrealized Gain (Loss)	3.10	3.76	(4.93)	6.78	1.09
Total from Investment Operations	2.99	3.87	(4.89)	6.69	1.05
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.00) (3)	(0.02)	(0.01)
Net Realized Gain	(0.15)	(2.99)	(0.20)	—	—
Total Distributions	(0.15)	(2.99)	(0.20)	(0.02)	(0.01)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$25.29	$22.45	$21.57	$26.66	$19.99
Total Return(4)	13.32%	18.16%	(18.26)%	33.45%	5.56%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$530	$454	$309	$817	$608
Ratio of Expenses Before Expense Limitation	2.60%	2.58%	2.37%	2.30%	2.58%
Ratio of Expenses After Expense Limitation	2.15% (5)	2.15% (5)	2.14% (5)	2.15% (5)	2.24% (5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.15% (5)	2.15% (5)	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.53)% (5)	0.47% (5)	0.17% (5)	(0.36)% (5)	(0.19)% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.01%	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	57%	58%	56%	35%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$23.68	$22.52	$27.96	$20.83	$19.68
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15	0.36	0.31	0.21	0.21
Net Realized and Unrealized Gain (Loss)	3.33	4.00	(5.17)	7.11	1.12
Total from Investment Operations	3.48	4.36	(4.86)	7.32	1.33
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.21)	(0.38)	(0.19)	(0.18)
Net Realized Gain	(0.15)	(2.99)	(0.20)	—	—
Total Distributions	(0.31)	(3.20)	(0.58)	(0.19)	(0.18)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$26.85	$23.68	$22.52	$27.96	$20.83
Total Return(4)	14.73%	19.58%	(17.25)%	35.09%	6.79%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$440,346	$524,416	$797,029	$1,034,348	$657,106
Ratio of Expenses Before Expense Limitation	1.00%	1.04%	N/A	0.98%	1.07%
Ratio of Expenses After Expense Limitation	0.95% (5)	0.95% (5)	0.92% (5)	0.95% (5)	1.04% (5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.95% (5)	0.95% (5)	N/A	N/A	N/A
Ratio of Net Investment Income	0.67% (5)	1.47% (5)	1.21% (5)	0.82% (5)	0.99% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.01%	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	57%	58%	56%	35%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.93	$10.61	$12.77	$9.85	$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.03)	0.09	0.02	(0.01)	0.02
Net Realized and Unrealized Gain (Loss)	0.72	1.29	(2.01)	3.38	(0.35)
Total from Investment Operations	0.69	1.38	(1.99)	3.37	(0.33)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.06)	—	—	(0.10)
Net Realized Gain	—	—	(0.17)	(0.45)	—
Total Distributions	(0.22)	(0.06)	(0.17)	(0.45)	(0.10)
Redemption Fees	0.00 (2)	0.00 (2)	0.00 (2)	—	—
Net Asset Value, End of Period	$12.40	$11.93	$10.61	$12.77	$9.85
Total Return(3)	5.80%	12.98%	(15.73)%	34.29%	(3.19)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$84,535	$59,335	$48,965	$25,762	$19,673
Ratio of Expenses Before Expense Limitation	1.96%	1.83%	2.18%	2.58%	2.63%
Ratio of Expenses After Expense Limitation	1.30% (4)	1.30% (4)	1.41% (4)(5)	1.57% (4)	1.61% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.30% (4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.31)% (4)	0.74% (4)	0.14% (4)	(0.09)% (4)	0.16% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.01%	0.04%	0.00% (6)
Portfolio Turnover Rate	140%	69%	70%	71%	69%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class I shares. Prior to July 13, 2018, the maximum ratio was 1.65% for Class I shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Small Cap Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.83	$10.53	$12.72	$9.85	$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.07)	0.05	(0.01)	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss)	0.71	1.27	(2.01)	3.38	(0.35)
Total from Investment Operations	0.64	1.32	(2.02)	3.32	(0.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.02)	—	—	(0.06)
Net Realized Gain	—	—	(0.17)	(0.45)	—
Total Distributions	(0.18)	(0.02)	(0.17)	(0.45)	(0.06)
Redemption Fees	0.00 (2)	0.00 (2)	0.00 (2)	—	—
Net Asset Value, End of Period	$12.29	$11.83	$10.53	$12.72	$9.85
Total Return(3)	5.43%	12.51%	(16.03)%	33.79%	(3.58)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$256	$233	$179	$188	$10
Ratio of Expenses Before Expense Limitation	3.27%	2.88%	3.49%	12.38%	22.65%
Ratio of Expenses After Expense Limitation	1.65% (4)	1.65% (4)	1.83% (4)(5)	1.96% (4)	2.00% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.65% (4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.61)% (4)	0.42% (4)	(0.11)% (4)	(0.50)% (4)	(0.22)% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.01%	0.04%	0.00% (6)
Portfolio Turnover Rate	140%	69%	70%	71%	69%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to July 13, 2018, the maximum ratio was 2.00% for Class A shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Small Cap Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.56	$10.35	$12.60	$9.84	$10.28
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.14)	(0.04)	(0.10)	(0.15)	(0.10)
Net Realized and Unrealized Gain (Loss)	0.69	1.25	(1.98)	3.36	(0.34)
Total from Investment Operations	0.55	1.21	(2.08)	3.21	(0.44)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	—	—	—	—
Net Realized Gain	—	—	(0.17)	(0.45)	—
Total Distributions	(0.07)	—	(0.17)	(0.45)	—
Redemption Fees	0.00 (2)	0.00 (2)	0.00 (2)	—	—
Net Asset Value, End of Period	$12.04	$11.56	$10.35	$12.60	$9.84
Total Return(3)	4.72%	11.69%	(16.66)%	32.70%	(4.28)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27	$37	$33	$24	$10
Ratio of Expenses Before Expense Limitation	9.92%	8.37%	9.02%	20.48%	23.48%
Ratio of Expenses After Expense Limitation	2.40% (4)	2.40% (4)	2.58% (4)(5)	2.71% (4)	2.75% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.40% (4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.30)% (4)	(0.36)% (4)	(0.84)% (4)	(1.27)% (4)	(0.99)% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.01%	0.04%	0.00% (6)
Portfolio Turnover Rate	140%	69%	70%	71%	69%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.40% for Class C shares. Prior to July 13, 2018, the maximum ratio was 2.75% for Class C shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Small Cap Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.93	$10.62	$12.77	$9.85	$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.01	0.09	0.00 (2)	(0.01)	0.02
Net Realized and Unrealized Gain (Loss)	0.68	1.28	(1.98)	3.38	(0.35)
Total from Investment Operations	0.69	1.37	(1.98)	3.37	(0.33)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.06)	—	—	(0.10)
Net Realized Gain	—	—	(0.17)	(0.45)	—
Total Distributions	(0.22)	(0.06)	(0.17)	(0.45)	(0.10)
Redemption Fees	0.00 (2)	0.00 (2)	0.00 (2)	—	—
Net Asset Value, End of Period	$12.40	$11.93	$10.62	$12.77	$9.85
Total Return(3)	5.84%	12.93%	(15.65)%	34.29%	(3.18)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13	$8,225	$7,279	$13	$10
Ratio of Expenses Before Expense Limitation	1.96%	1.78%	2.10%	19.47%	21.37%
Ratio of Expenses After Expense Limitation	1.25% (4)	1.25% (4)	1.26% (4)(5)	1.55% (4)	1.60% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.25% (4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	0.05% (4)	0.79% (4)	0.03% (4)	(0.08)% (4)	0.16% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.01%	0.05%	0.00% (6)
Portfolio Turnover Rate	140%	69%	70%	71%	69%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class IS shares. Prior to July 13, 2018, the maximum ratio was 1.60% for Class IS shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Frontier Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$17.10	$15.63	$21.02	$17.39	$16.98
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.04	0.39	0.33	0.16	0.31
Net Realized and Unrealized Gain (Loss)	2.36	1.58	(5.07)	3.47	0.33
Total from Investment Operations	2.40	1.97	(4.74)	3.63	0.64
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.50)	(0.65)	—	(0.23)
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.01)	(0.50)	(0.65)	—	(0.23)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$19.49	$17.10	$15.63	$21.02	$17.39
Total Return(4)	14.02%	12.53%	(22.60)%	20.82%	3.83%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$55,533	$125,780	$229,688	$632,435	$525,664
Ratio of Expenses Before Expense Limitation	2.13%	1.92%	N/A	N/A	1.69%
Ratio of Expenses After Expense Limitation	1.90% (5)(6)	1.90% (5)(6)	1.77% (5)	1.73% (5)	1.67% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.85% (5)	1.85% (5)	1.76% (5)	1.73% (5)	N/A
Ratio of Net Investment Income	0.24% (5)	2.33% (5)	1.68% (5)	0.82% (5)	1.82% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	56%	68%	61%	52%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Frontier Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$17.15	$15.61	$20.86	$17.31	$16.90
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01	0.42	0.34	0.11	0.24
Net Realized and Unrealized Gain (Loss)	2.32	1.48	(5.10)	3.44	0.35
Total from Investment Operations	2.33	1.90	(4.76)	3.55	0.59
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.36)	(0.49)	—	(0.18)
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.01)	(0.36)	(0.49)	—	(0.18)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$19.47	$17.15	$15.61	$20.86	$17.31
Total Return(4)	13.57%	12.13%	(22.80)%	20.39%	3.49%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,436	$12,044	$34,654	$86,324	$90,817
Ratio of Expenses Before Expense Limitation	2.44%	2.23%	N/A	N/A	2.03%
Ratio of Expenses After Expense Limitation	2.26% (5)(6)	2.25% (5)(6)	2.07% (5)	2.05% (5)	2.01% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.20% (5)	2.20% (5)	2.06% (5)	2.05% (5)	N/A
Ratio of Net Investment Income	0.07% (5)	2.48% (5)	1.71% (5)	0.59% (5)	1.40% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	56%	68%	61%	52%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Frontier Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$17.11	$15.59	$20.65	$17.25	$16.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)	0.25	0.17	(0.02)	0.15
Net Realized and Unrealized Gain (Loss)	2.30	1.56	(4.98)	3.42	0.32
Total from Investment Operations	2.24	1.81	(4.81)	3.40	0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.29)	(0.25)	—	(0.01)
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.01)	(0.29)	(0.25)	—	(0.01)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$19.34	$17.11	$15.59	$20.65	$17.25
Total Return(4)	13.01%	11.58%	(23.19)%	19.59%	2.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$378	$570	$1,241	$2,570	$2,630
Ratio of Expenses Before Expense Limitation	3.44%	2.90%	N/A	2.76%	2.80%
Ratio of Expenses After Expense Limitation	2.76% (5)(6)	2.75% (5)(6)	2.57% (5)	2.70% (5)	2.70% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.70% (5)	2.70% (5)	2.56% (5)	2.70% (5)	N/A
Ratio of Net Investment Income (Loss)	(0.39)% (5)	1.47% (5)	0.88% (5)	(0.13)% (5)	0.88% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	56%	68%	61%	52%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Frontier Markets Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$16.85	$15.38	$20.41	$17.07	$16.69
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.10)	0.20	0.11	(0.05)	0.10
Net Realized and Unrealized Gain (Loss)	2.25	1.56	(4.90)	3.39	0.34
Total from Investment Operations	2.15	1.76	(4.79)	3.34	0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.29)	(0.24)	—	(0.06)
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.01)	(0.29)	(0.24)	—	(0.06)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$18.99	$16.85	$15.38	$20.41	$17.07
Total Return(4)	12.74%	11.34%	(23.42)%	19.51%	2.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$843	$877	$1,657	$2,857	$1,925
Ratio of Expenses Before Expense Limitation	3.42%	3.07%	N/A	N/A	2.89%
Ratio of Expenses After Expense Limitation	3.00% (5)(6)	2.99% (5)(6)	2.83% (5)	2.81% (5)	2.88% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.95% (5)	2.95% (5)	2.82% (5)	2.81% (5)	N/A
Ratio of Net Investment Income (Loss)	(0.66)% (5)	1.17% (5)	0.56% (5)	(0.26)% (5)	0.57% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	56%	68%	61%	52%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Frontier Markets Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$17.09	$15.63	$21.02	$17.39	$16.97
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09	0.33	0.58	0.13	0.30
Net Realized and Unrealized Gain (Loss)	2.32	1.64	(5.33)	3.50	0.36
Total from Investment Operations	2.41	1.97	(4.75)	3.63	0.66
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.51)	(0.64)	—	(0.24)
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.01)	(0.51)	(0.64)	—	(0.24)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$19.49	$17.09	$15.63	$21.02	$17.39
Total Return(4)	14.02%	12.60%	(22.61)%	20.83%	3.88%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$318	$1,580	$4,633	$16,344	$12,055
Ratio of Expenses Before Expense Limitation	2.20%	1.91%	N/A	N/A	1.64%
Ratio of Expenses After Expense Limitation	1.86% (5)(6)	1.85% (5)(6)	1.74% (5)	1.69% (5)	1.62% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.80% (5)	1.80% (5)	1.73% (5)	1.69% (5)	N/A
Ratio of Net Investment Income	0.55% (5)	1.95% (5)	2.85% (5)	0.65% (5)	1.75% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	56%	68%	61%	52%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$28.53	$23.03	$24.72	$20.56	$20.33
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30	0.30	0.29	0.27	0.30
Net Realized and Unrealized Gain (Loss)	3.45	6.51	(0.63)	5.05	0.84
Total from Investment Operations	3.75	6.81	(0.34)	5.32	1.14
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.27)	(0.27)	(0.24)	(0.28)
Net Realized Gain	(0.80)	(1.04)	(1.08)	(0.92)	(0.63)
Total Distributions	(1.08)	(1.31)	(1.35)	(1.16)	(0.91)
Net Asset Value, End of Period	$31.20	$28.53	$23.03	$24.72	$20.56
Total Return(3)	13.22%	29.60%	(1.50)%	25.85%	5.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,300,448	$1,593,092	$918,409	$753,107	$601,340
Ratio of Expenses Before Expense Limitation	N/A	N/A	N/A	N/A	0.98%
Ratio of Expenses After Expense Limitation	0.92%(4)	0.93%(4)	0.94%(4)	0.98%(4)	0.97%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.92%(4)	0.93%(4)	N/A	N/A	N/A
Ratio of Net Investment Income	1.04%(4)	1.09%(4)	1.14%(4)	1.17%(4)	1.40%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)
Portfolio Turnover Rate	19%	16%	27%	28%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$27.86	$22.53	$24.21	$20.16	$19.96
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22	0.23	0.21	0.22	0.23
Net Realized and Unrealized Gain (Loss)	3.37	6.35	(0.61)	4.94	0.83
Total from Investment Operations	3.59	6.58	(0.40)	5.16	1.06
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.21)	(0.20)	(0.19)	(0.23)
Net Realized Gain	(0.80)	(1.04)	(1.08)	(0.92)	(0.63)
Total Distributions	(1.01)	(1.25)	(1.28)	(1.11)	(0.86)
Net Asset Value, End of Period	$30.44	$27.86	$22.53	$24.21	$20.16
Total Return(3)	12.95%	29.24%	(1.77)%	25.58%	5.36%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$317,673	$292,491	$150,936	$146,722	$104,306
Ratio of Expenses Before Expense Limitation	N/A	N/A	N/A	N/A	1.23%
Ratio of Expenses After Expense Limitation	1.16%(4)	1.19%(4)	1.23%(4)	1.21%(4)	1.22%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.16%(4)	1.19%(4)	N/A	N/A	N/A
Ratio of Net Investment Income	0.77%(4)	0.83%(4)	0.84%(4)	0.94%(4)	1.13%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)
Portfolio Turnover Rate	19%	16%	27%	28%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$27.84	$22.51	$24.18	$20.13	$19.91
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07	0.09	0.09	0.10	0.13
Net Realized and Unrealized Gain (Loss)	3.36	6.35	(0.62)	4.93	0.82
Total from Investment Operations	3.43	6.44	(0.53)	5.03	0.95
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.07)	(0.06)	(0.06)	(0.10)
Net Realized Gain	(0.80)	(1.04)	(1.08)	(0.92)	(0.63)
Total Distributions	(0.86)	(1.11)	(1.14)	(0.98)	(0.73)
Net Asset Value, End of Period	$30.41	$27.84	$22.51	$24.18	$20.13
Total Return(3)	12.38%	28.62%	(2.29)%	24.98%	4.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,390	$8,388	$7,312	$7,993	$7,449
Ratio of Expenses Before Expense Limitation	N/A	N/A	N/A	N/A	1.72%
Ratio of Expenses After Expense Limitation	1.66%(4)	1.69%(4)	1.73%(4)	1.70%(4)	1.71%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.66%(4)	1.69%(4)	N/A	N/A	N/A
Ratio of Net Investment Income	0.26%(4)	0.31%(4)	0.36%(4)	0.44%(4)	0.65%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)
Portfolio Turnover Rate	19%	16%	27%	28%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Franchise Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$27.30	$22.13	$23.82	$19.88	$19.75
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01	0.02	0.03	0.04	0.06
Net Realized and Unrealized Gain (Loss)	3.27	6.23	(0.60)	4.86	0.84
Total from Investment Operations	3.28	6.25	(0.57)	4.90	0.90
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.04)	(0.04)	(0.04)	(0.14)
Net Realized Gain	(0.80)	(1.04)	(1.08)	(0.92)	(0.63)
Total Distributions	(0.81)	(1.08)	(1.12)	(0.96)	(0.77)
Net Asset Value, End of Period	$29.77	$27.30	$22.13	$23.82	$19.88
Total Return(3)	12.09%	28.27%	(2.51)%	24.63%	4.58%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$125,919	$99,141	$55,271	$47,726	$29,650
Ratio of Expenses Before Expense Limitation	N/A	N/A	N/A	N/A	2.00%
Ratio of Expenses After Expense Limitation	1.91% (4)	1.95% (4)	1.96% (4)	1.98% (4)	1.99% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.91% (4)	1.95% (4)	N/A	N/A	N/A
Ratio of Net Investment Income	0.03% (4)	0.07% (4)	0.12% (4)	0.16% (4)	0.29% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)
Portfolio Turnover Rate	19%	16%	27%	28%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Franchise Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$28.53	$23.03	$24.72	$20.55	$20.33
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.33	0.32	0.32	0.29	0.21
Net Realized and Unrealized Gain (Loss)	3.45	6.51	(0.65)	5.05	0.93
Total from Investment Operations	3.78	6.83	(0.33)	5.34	1.14
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.29)	(0.28)	(0.25)	(0.29)
Net Realized Gain	(0.80)	(1.04)	(1.08)	(0.92)	(0.63)
Total Distributions	(1.10)	(1.33)	(1.36)	(1.17)	(0.92)
Net Asset Value, End of Period	$31.21	$28.53	$23.03	$24.72	$20.55
Total Return(3)	13.33%	29.67%	(1.45)%	26.00%	5.70%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$370,127	$137,283	$204,031	$90,488	$19,334
Ratio of Expenses Before Expense Limitation	N/A	N/A	N/A	N/A	0.94%
Ratio of Expenses After Expense Limitation	0.83% (4)	0.86% (4)	0.88% (4)	0.91% (4)	0.92% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.83% (4)	0.86% (4)	N/A	N/A	N/A
Ratio of Net Investment Income	1.14% (4)	1.21% (4)	1.30% (4)	1.23% (4)	0.99% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)
Portfolio Turnover Rate	19%	16%	27%	28%	30%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Sustain Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.66	$11.58	$12.47	$10.81	$11.43
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.08	0.09	0.12	0.13	0.17
Net Realized and Unrealized Gain (Loss)	2.25	3.38	(0.04)	2.35	0.29
Total from Investment Operations	2.33	3.47	0.08	2.48	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.08)	(0.07)	(0.13)	(0.20)
Net Realized Gain	(0.36)	(0.31)	(0.90)	(0.69)	(0.88)
Total Distributions	(0.42)	(0.39)	(0.97)	(0.82)	(1.08)
Net Asset Value, End of Period	$16.57	$14.66	$11.58	$12.47	$10.81
Total Return(3)	15.96%	30.03%	0.60%	22.86%	4.20%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,042	$14,756	$5,891	$5,334	$3,993
Ratio of Expenses Before Expense Limitation	1.45%	1.92%	2.86%	3.54%	2.45%
Ratio of Expenses After Expense Limitation	0.90%(4)	0.90%(4)	0.93%(4)(5)	1.00%(4)	0.99%(4)
Ratio of Net Investment Income	0.52%(4)	0.68%(4)	0.97%(4)	1.10%(4)	1.46%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	20%	14%	76%	39%	35%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to April 30, 2018, the maximum ratio was 1.00% for Class I shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Sustain Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.62	$11.56	$12.44	$10.79	$11.40
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.03	0.05	0.07	0.08	0.11
Net Realized and Unrealized Gain (Loss)	2.23	3.36	(0.03)	2.35	0.32
Total from Investment Operations	2.26	3.41	0.04	2.43	0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.04)	(0.02)	(0.09)	(0.16)
Net Realized Gain	(0.36)	(0.31)	(0.90)	(0.69)	(0.88)
Total Distributions	(0.37)	(0.35)	(0.92)	(0.78)	(1.04)
Net Asset Value, End of Period	$16.51	$14.62	$11.56	$12.44	$10.79
Total Return(3)	15.53%	29.53%	0.26%	22.45%	3.83%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,839	$2,949	$1,872	$2,243	$2,182
Ratio of Expenses Before Expense Limitation	1.76%	2.25%	3.21%	3.90%	2.85%
Ratio of Expenses After Expense Limitation	1.24% (4)	1.25% (4)	1.28% (4)(5)	1.35% (4)	1.33% (4)
Ratio of Net Investment Income	0.17% (4)	0.35% (4)	0.57% (4)	0.66% (4)	0.98% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)
Portfolio Turnover Rate	20%	14%	76%	39%	35%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to April 30, 2018, the maximum ratio was 1.35% for Class A shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Sustain Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.48	$11.47	$12.41	$10.76	$11.37
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.05)	(0.01)	0.01	0.03	0.06
Net Realized and Unrealized Gain (Loss)	2.21	3.33	(0.04)	2.32	0.31
Total from Investment Operations	2.16	3.32	(0.03)	2.35	0.37
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.01)	(0.01)	(0.10)
Net Realized Gain	(0.36)	(0.31)	(0.90)	(0.69)	(0.88)
Total Distributions	(0.36)	(0.31)	(0.91)	(0.70)	(0.98)
Net Asset Value, End of Period	$16.28	$14.48	$11.47	$12.41	$10.76
Total Return(3)	14.97%	28.87%	(0.25)%	21.80%	3.31%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,441	$1,437	$1,365	$1,611	$2,194
Ratio of Expenses Before Expense Limitation	2.32%	2.77%	3.73%	4.39%	3.35%
Ratio of Expenses After Expense Limitation	1.75% (4)	1.75% (4)	1.78% (4)(5)	1.85% (4)	1.81% (4)
Ratio of Net Investment Income (Loss)	(0.33)% (4)	(0.09)% (4)	0.04% (4)	0.24% (4)	0.52% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)
Portfolio Turnover Rate	20%	14%	76%	39%	35%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to April 30, 2018, the maximum ratio was 1.85% for Class L shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Sustain Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.22	$11.30	$12.26	$10.67	$11.30
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)	(0.05)	(0.03)	(0.01)	0.02
Net Realized and Unrealized Gain (Loss)	2.16	3.28	(0.02)	2.30	0.32
Total from Investment Operations	2.08	3.23	(0.05)	2.29	0.34
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.01)	(0.01)	(0.09)
Net Realized Gain	(0.36)	(0.31)	(0.90)	(0.69)	(0.88)
Total Distributions	(0.36)	(0.31)	(0.91)	(0.70)	(0.97)
Net Asset Value, End of Period	$15.94	$14.22	$11.30	$12.26	$10.67
Total Return(3)	14.68%	28.63%	(0.50)%	21.46%	3.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,594	$2,872	$1,846	$1,430	$819
Ratio of Expenses Before Expense Limitation	2.51%	2.97%	4.00%	4.71%	3.83%
Ratio of Expenses After Expense Limitation	1.99% (4)	1.98% (4)	2.02% (4)(5)	2.10% (4)	2.10% (4)
Ratio of Net Investment Income (Loss)	(0.56)% (4)	(0.38)% (4)	(0.24)% (4)	(0.06)% (4)	0.17% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)
Portfolio Turnover Rate	20%	14%	76%	39%	35%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expense After Expenses Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to April 30, 2018, the maximum ratio was 2.10% for Class C shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Sustain Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.66	$11.58	$12.47	$10.81	$11.43
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09	0.11	0.05	0.14	0.16
Net Realized and Unrealized Gain	2.25	3.37	0.04	2.34	0.31
Total from Investment Operations	2.34	3.48	0.09	2.48	0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.09)	(0.08)	(0.13)	(0.21)
Net Realized Gain	(0.36)	(0.31)	(0.90)	(0.69)	(0.88)
Total Distributions	(0.43)	(0.40)	(0.98)	(0.82)	(1.09)
Net Asset Value, End of Period	$16.57	$14.66	$11.58	$12.47	$10.81
Total Return(3)	16.00%	30.08%	0.66%	22.91%	4.17%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,317	$7,450	$4,847	$12	$11
Ratio of Expenses Before Expense Limitation	1.41%	1.88%	3.12%	19.10%	19.36%
Ratio of Expenses After Expense Limitation	0.85%(4)	0.85%(4)	0.85%(4)(5)	0.95%(4)	0.95%(4)
Ratio of Net Investment Income	0.58%(4)	0.79%(4)	0.41%(4)	1.15%(4)	1.35%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	20%	14%	76%	39%	35%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class IS shares. Prior to April 30, 2018, the maximum ratio was 0.95% for Class IS shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.74	$13.49	$17.97	$14.64	$15.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18	0.28	0.31	0.26	0.27
Net Realized and Unrealized Gain (Loss)	1.50	2.47	(2.78)	3.41	(0.57)
Total from Investment Operations	1.68	2.75	(2.47)	3.67	(0.30)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.32)	(0.39)	(0.34)	(0.16)
Net Realized Gain	—	(1.18)	(1.62)	—	—
Total Distributions	(0.22)	(1.50)	(2.01)	(0.34)	(0.16)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$16.20	$14.74	$13.49	$17.97	$14.64
Total Return(4)	11.42%	20.37%	(13.80)%	25.17%	(2.00)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,658,464	$1,539,709	$1,725,392	$1,691,807	$1,719,699
Ratio of Expenses Before Expense Limitation	1.00%	1.00%	0.99%	0.99%	0.98%
Ratio of Expenses After Expense Limitation	0.95%(5)	0.95%(5)	0.95%(5)	0.95%(5)	0.95%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.95%(5)	N/A	N/A	0.95%(5)
Ratio of Net Investment Income	1.28%(5)	1.86%(5)	1.82%(5)	1.54%(5)	1.86%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	20%	20%	34%	18%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.67	$13.42	$17.75	$14.46	$14.91
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11	0.24	0.32	0.19	0.23
Net Realized and Unrealized Gain (Loss)	1.50	2.46	(2.82)	3.38	(0.58)
Total from Investment Operations	1.61	2.70	(2.50)	3.57	(0.35)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.27)	(0.21)	(0.28)	(0.10)
Net Realized Gain	—	(1.18)	(1.62)	—	—
Total Distributions	(0.13)	(1.45)	(1.83)	(0.28)	(0.10)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$16.15	$14.67	$13.42	$17.75	$14.46
Total Return(4)	11.00%	20.11%	(14.13)%	24.77%	(2.33)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,346	$212,578	$244,622	$1,231,279	$1,176,835
Ratio of Expenses Before Expense Limitation	1.43%	1.25%	1.31%	1.31%	1.30%
Ratio of Expenses After Expense Limitation	1.30%(5)	1.25%(5)	1.30%(5)	1.30%(5)	1.29%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.25%(5)	N/A	N/A	1.29%(5)
Ratio of Net Investment Income	0.80%(5)	1.62%(5)	1.83%	1.16%	1.60%
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.01%
Portfolio Turnover Rate	20%	20%	34%	18%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.50	$13.28	$17.70	$14.43	$14.87
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06	0.15	0.10	0.11	0.16
Net Realized and Unrealized Gain (Loss)	1.45	2.44	(2.66)	3.35	(0.58)
Total from Investment Operations	1.51	2.59	(2.56)	3.46	(0.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.19)	(0.24)	(0.19)	(0.02)
Net Realized Gain	—	(1.18)	(1.62)	—	—
Total Distributions	(0.10)	(1.37)	(1.86)	(0.19)	(0.02)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$15.91	$14.50	$13.28	$17.70	$14.43
Total Return(4)	10.40%	19.48%	(14.49)%	24.06%	(2.82)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,513	$5,888	$6,022	$7,099	$7,008
Ratio of Expenses Before Expense Limitation	1.83%	1.79%	N/A	1.90%	1.93%
Ratio of Expenses After Expense Limitation	1.80%(5)	1.78%(5)	1.72%(5)	1.80%(5)	1.80%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.78%(5)	N/A	N/A	1.80%(5)
Ratio of Net Investment Income	0.41%(5)	1.06%(5)	1.17%(5)	0.69%(5)	1.09%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	20%	20%	34%	18%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Equity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.26	$13.08	$17.51	$14.31	$14.77
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.02	0.10	0.05	0.04	0.14
Net Realized and Unrealized Gain (Loss)	1.43	2.41	(2.64)	3.35	(0.58)
Total from Investment Operations	1.45	2.51	(2.59)	3.39	(0.44)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.15)	(0.22)	(0.19)	(0.02)
Net Realized Gain	—	(1.18)	(1.62)	—	—
Total Distributions	(0.07)	(1.33)	(1.84)	(0.19)	(0.02)
Redemption Fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$15.64	$14.26	$13.08	$17.51	$14.31
Total Return(4)	10.17%	19.18%	(14.82)%	23.78%	(3.01)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$776	$674	$787	$677	$476
Ratio of Expenses Before Expense Limitation	2.41%	2.35%	2.27%	2.41%	2.40%
Ratio of Expenses After Expense Limitation	2.05% (5)	2.05% (5)	2.05% (5)	2.05% (5)	2.05% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	2.05% (5)	N/A	N/A	2.05% (5)
Ratio of Net Investment Income	0.15% (5)	0.73% (5)	0.83% (5)	0.22% (5)	0.95% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)
Portfolio Turnover Rate	20%	20%	34%	18%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Equity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$14.74	$13.48	$17.97	$14.64	$15.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18	0.29	0.38	0.26	0.29
Net Realized and Unrealized Gain (Loss)	1.50	2.48	(2.86)	3.42	(0.59)
Total from Investment Operations	1.68	2.77	(2.48)	3.68	(0.30)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.33)	(0.39)	(0.35)	(0.16)
Net Realized Gain	—	(1.18)	(1.62)	—	—
Total Distributions	(0.23)	(1.51)	(2.01)	(0.35)	(0.16)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$16.19	$14.74	$13.48	$17.97	$14.64
Total Return(4)	11.39%	20.42%	(13.76)%	25.22%	(1.95)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$468,152	$456,618	$462,752	$1,230,104	$1,058,165
Ratio of Expenses Before Expense Limitation	0.91%	0.91%	N/A	0.91%	0.91%
Ratio of Expenses After Expense Limitation	0.91%(5)	0.91%(5)	0.90%(5)	0.91%(5)	0.91%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.91%(5)	N/A	N/A	0.91%(5)
Ratio of Net Investment Income	1.31%(5)	1.94%(5)	2.19%(5)	1.52%(5)	1.96%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	20%	20%	34%	18%	33%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Janney
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

(This page intentionally left blank)

Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFINONUSPRO 4/20

Morgan Stanley Institutional Fund, Inc.
Advantage Portfolios
Advantage Portfolio
International Advantage Portfolio

Prospectus   |   April 30, 2021

Advantage Portfolio Share Class	Ticker Symbol
Class I	MPAIX
Class A	MAPPX
Class L	MAPLX
Class C	MSPRX
Class IS	MADSX

International Advantage Portfolio Share Class	Ticker Symbol
Class I	MFAIX
Class A	MFAPX
Class L	MSALX
Class C	MSIAX
Class IS	IDVSX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFIADVPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Advantage Portfolio

Investment Objective
The Advantage Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 27 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[4]	0.24%	0.26%	0.26%	0.21%	0.15%
Total Annual Fund Operating Expenses [5]	0.89%	1.16%	1.66%	1.86%	0.80%
Fee Waiver and/or Expense Reimbursement[5]	0.04%	0.00%	0.71%[6]	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	0.85%	1.16%	0.95%	1.86%	0.80%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example below assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Advantage Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$280	$489	$1,092
Class A	$637	$874	$1,130	$1,860
Class L	$97	$454	$835	$1,906
Class C	$289	$585	$1,006	$1,997
Class IS	$82	$255	$444	$990

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$280	$489	$1,092
Class A	$637	$874	$1,130	$1,860
Class L	$97	$454	$835	$1,906
Class C	$189	$585	$1,006	$1,997
Class IS	$82	$255	$444	$990
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary.
5	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A, 0.99% for Class L, 1.95% for Class C and 0.81% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
6	The Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive the 12b-1 fee on Class L shares of the Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Board of Directors of the Company acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2020, these market capitalizations ranged between $564.5 million and $2.1 trillion.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-

2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Advantage Portfolio (Con’t)

term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Advantage Portfolio (Con’t)

securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
Pursuant to an agreement and plan of reorganization between the Company, on behalf of the Fund, and Van Kampen Equity Trust II, on behalf of the Van Kampen Core Growth Fund (the “Predecessor Fund”), on May 21, 2010 the Fund acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I and Class L shares of the Fund (the “Reorganization”). Pursuant to the Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Fund. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the historical performance of the Class C and Class I shares of the Predecessor Fund.
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	46.33%
Low Quarter	12/31/18	-12.96%

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Advantage Portfolio (Con’t)

Average Annual Total Returns1
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I1 (commenced operations on 6/30/2008)
Return Before Taxes	74.79%	25.53%	20.28%	16.93%
Return After Taxes on Distributions[2]	72.14%	24.12%	19.00%	15.87%
Return After Taxes on Distributions and Sale of Fund Shares	45.14%	20.57%	16.92%	14.21%
Class A (commenced operations on 5/21/2010)
Return Before Taxes	65.11%	23.79%	19.26%	20.19%
Class L1 (commenced operations on 6/30/2008)
Return Before Taxes	74.65%	25.40%	20.16%	16.80%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	72.10%	24.24%	N/A	21.91%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	74.93%	25.58%	N/A	22.33%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[3]	38.49%	21.00%	17.21%	14.28%[4]
Lipper Multi-Cap Growth Funds Index (reflects no deduction for taxes)[5]	43.16%	19.56%	15.56%	12.87%[4]
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[6]	38.60%	19.55%	15.80%	12.82%[4]
1	Performance shown for the Fund’s Class I and Class L shares reflects the performance of the Class I and Class C shares, respectively, of the Predecessor Fund for periods prior to May 21, 2010.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class I.
5	Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index. The Lipper category changed from Lipper Large-Cap Growth Funds to Lipper Multi-Cap Growth Funds.
6	Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund*
Dennis P. Lynch	Managing Director	May 2010
Sam G. Chainani	Managing Director	May 2010
Jason C. Yeung	Managing Director	May 2010
Armistead B. Nash	Managing Director	May 2010
David S. Cohen	Managing Director	May 2010
Alexander T. Norton	Executive Director	May 2010

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Advantage Portfolio (Con’t)

*	Messrs. Lynch, Cohen, Chainani, Norton, Yeung and Nash served as portfolio managers of the Predecessor Fund since it commenced operations in 2008.
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s Distributor (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Advantage Portfolio

Investment Objective
The International Advantage Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 27 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[4]	0.22%	0.26%	0.96%	0.21%	0.13%
Total Annual Fund Operating Expenses[5]	0.99%	1.28%	2.48%	1.98%	0.90%
Fee Waiver and/or Expense Reimbursement[5]	0.00%	0.00%	0.63%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	0.99%	1.28%	1.85%	1.98%	0.90%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example below assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Advantage Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$101	$315	$547	$1,213
Class A	$649	$910	$1,190	$1,989
Class L	$188	$713	$1,264	$2,769
Class C	$301	$621	$1,068	$2,126
Class IS	$92	$287	$498	$1,108

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$101	$315	$547	$1,213
Class A	$649	$910	$1,190	$1,989
Class L	$188	$713	$1,264	$2,769
Class C	$201	$621	$1,068	$2,126
Class IS	$92	$287	$498	$1,108
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary.
5	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 1.85% for Class L, 2.10% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World ex USA Index.
The Adviser and/or Sub-Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established companies that the Adviser and/or Sub-Adviser believes are undervalued at the time of purchase. The Adviser and/or Sub-Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser and/or Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser and/or Sub-Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser and/or Sub-Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 80% of its assets in the securities of issuers located outside of the United States. The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Advantage Portfolio (Con’t)

Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Advantage Portfolio (Con’t)

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	19.40%
Low Quarter	09/30/11	-15.54%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 12/28/2010)
Return Before Taxes	32.33%	19.34%	13.96%	13.93%
Return After Taxes on Distributions[1]	32.37%	19.02%	13.11%	13.09%
Return After Taxes on Distributions and Sale of Fund Shares	19.20%	15.68%	11.35%	11.33%
Class A (commenced operations on 12/28/2010)
Return Before Taxes	24.96%	17.68%	13.00%	12.98%
Class L (commenced operations on 12/28/2010)
Return Before Taxes	31.14%	18.32%	13.02%	13.00%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	30.03%	18.09%	N/A	15.25%
Class IS (commenced operations on 6/15/2018)

10

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Advantage Portfolio (Con’t)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Return Before Taxes	32.46%	N/A	N/A	16.08%
MSCI All Country World ex USA Net Index (reflects no deduction for fees, expenses or taxes)[2]	10.65%	8.93%	4.92%	5.03%[3]
Lipper International Multi-Cap Growth Funds Index (reflects no deduction for taxes)[4]	15.49%	9.70%	6.14%	6.25%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index. These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	Since Inception reflects the inception date of Class I.
4	The Lipper International Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser or Affiliate	Date Began Managing Fund
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception
Wendy Wang	Managing Director of Morgan Stanley Asia Limited	October 2018
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

11

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Advantage Portfolio (Con’t)

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

12

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Advantage Portfolio

Investment Objective
The Advantage Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2020, these market capitalizations ranged between $564.5 million and $2.1 trillion.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

13

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

International Advantage Portfolio

Investment Objective
The International Advantage Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World ex USA Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established companies that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 80% of its assets in the securities of issuers located outside of the United States.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

14

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
References to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other

15

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
ESG Investment Risk
A Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. The Funds may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, a Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. Socially responsible norms differ by country and region, and a company’s ESG practices or the Adviser’s assessment of such may change over time.
Small and Mid Cap Companies
A Fund’s investments in small and mid cap companies carry more risk than investments in larger companies. While some of a Fund’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the OTC market. The low market liquidity of these securities may have an adverse impact on a Fund’s ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s securities. Investing in lesser-known, small and mid cap companies involves greater risk of volatility of a Fund’s net asset value per share (“NAV”) than is customarily associated with larger, more established companies. In addition, at times, small and mid cap growth-oriented equity securities may underperform relative to the overall market. Growth stocks may trade at higher multiples of current earnings compared to other styles of investing (e.g., “value”), leading to inflated prices and thus potentially greater declines in value. Often small and mid cap companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
Foreign Investing
To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the United States, or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make a Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund.
Emerging Market Securities
The Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Funds may invest in such non-U.S. dollar-denominated

17

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Currency Forward Exchange Contracts
In connection with their investments in foreign securities, the Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Funds’ exposure to currency exchange rates and could result in losses to the Funds if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Funds’ investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Funds’ investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Funds’ holdings, further increases the Funds’ exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Funds or that they will be, or can be, used at appropriate times.
REITs and Foreign Real Estate Companies
Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of a Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Fund invests in REITs and foreign real estate companies.
Derivatives
The Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous

18

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further a Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Funds may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which a Fund has open positions in the futures contract.
Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit a Fund or that they will be, or can be, used at appropriate times.
Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

19

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

CFDs. A contract for difference (“CFD”) is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Structured Investments. Certain Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Exchange-Traded Funds
The Funds may invest in exchange-traded funds exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by a Fund. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which a Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on a Fund’s investment in ETFs.
Liquidity
The Funds may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If a Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Private Placements and Restricted Securities
The Funds’ investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Special Purpose Acquisition Companies
A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional initial public offering (“IPO”). SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition.

20

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.
An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
Sector Risk
Each Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on a Fund’s performance than if the Fund held a broader range of investments.
Large Shareholder Transactions Risk
A Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing the Funds’ investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Funds’ performance.
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with their investment policies, the Funds will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. A Fund may engage in frequent trading of securities to achieve its investment objective.

21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the International Advantage Portfolio). The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Advantage	0.64%
International Advantage	0.75%
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Advantage	0.85%	1.20%	0.99%	1.95%	0.81%
International Advantage	1.00%	1.35%	1.85%	2.10%	0.95%
Portfolio Management
Advantage Portfolio
The Fund is managed by members of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. Current members of Counterpoint Global jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash, David S. Cohen and Alexander T. Norton.
Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000.

22

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Chainani, Yeung, Nash, Cohen and Norton are co-portfolio managers. Members of Counterpoint Global collaborate to manage the assets of the Fund.
International Advantage Portfolio
The Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-today management of the Fund are Kristian Heugh and Wendy Wang. Mr. Heugh is the lead portfolio manager and has been associated with the Adviser in an investment management capacity since 2001. Ms. Wang has been associated with Morgan Stanley Asia Limited in an investment management capacity since 2012. In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited, a foreign (non-U.S.) affiliate of Morgan Stanley Investment Management Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through this “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The composition of each team may change from time to time.
23

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
The Company has suspended offering Class L shares of the Funds for sale to all investors. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The Company currently offers investors Class I, Class A, Class C and Class IS shares of each Fund. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.
Minimum Investment Amounts
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of a Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of each Fund. The Distributor receives no compensation from the Funds for distributing Class I and Class IS shares of the Funds. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net

24

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis, and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis.
For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Advantage Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Board of Directors of the Company acts to discontinue all or a portion of such waiver when it deems such action is appropriate. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV of a Fund. For more information, please see the Company’s SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Funds’ Investment Strategies and Related Risks” and “The Funds’ Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

25

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from a Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Funds’ sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from a Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from a Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.
Initial Purchase by Wire
You may purchase shares of a Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by

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contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”
Sales Charges Applicable to Purchases of Class A Shares
Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.
In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

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•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.
Combined Purchase Privilege
You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.
Right of Accumulation
Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:
(a) the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,
(b) plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.
Notification
You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.
Letter of Intent
The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.

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You should retain any records necessary to substantiate historical costs because a Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.
Conversion Features
A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of a Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of a Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.
A shareholder currently holding a class of shares of a Fund in a Merrill Lynch Advisory Program account may have such shares converted by Merrill Lynch to an eligible class of shares of a Fund for a Merrill Lynch brokerage account upon the transfer of the shares of a Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.
After eight years, Class C shares of a Fund generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.
Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that a Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by a Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action

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required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Funds, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of a Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During

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periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and

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difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Class L shares of a Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call a Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of a Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares

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held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers and to collect the Fund’s redemption fee, as applicable, from its customers. However, each Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. A Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that a Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

33

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and has sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

34

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Funds in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where a Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the

35

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

36

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

37

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of each Fund, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Funds are based on the average net assets of such Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

38

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$26.06	$20.98	$21.45	$17.47	$17.40
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.19)	(0.04)	(0.01)	0.00(3)	0.07
Net Realized and Unrealized Gain	19.64	5.61	0.87	5.57	0.42
Total from Investment Operations	19.45	5.57	0.86	5.57	0.49
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.04)
Net Realized Gain	(2.23)	(0.49)	(1.33)	(1.59)	(0.38)
Total Distributions	(2.23)	(0.49)	(1.33)	(1.59)	(0.42)
Net Asset Value, End of Period	$43.28	$26.06	$20.98	$21.45	$17.47
Total Return(4)	74.79%	26.60%	3.74%	32.06%	2.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$656,030	$296,843	$156,782	$54,002	$42,695
Ratio of Expenses Before Expense Limitation	0.89%	0.93%	1.01%	1.09%	1.15%
Ratio of Expenses After Expense Limitation	0.84%(5)	0.84%(5)	0.84%(5)	0.84%(5)	0.84%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.84%(5)	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.54)%(5)	(0.15)%(5)	(0.02)%(5)	0.02%(5)	0.38%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	73%	70%	79%	65%	79%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

39

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$25.42	$20.54	$21.10	$17.26	$17.22
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.28)	(0.13)	(0.08)	(0.06)	0.01
Net Realized and Unrealized Gain	19.11	5.50	0.85	5.49	0.41
Total from Investment Operations	18.83	5.37	0.77	5.43	0.42
Distributions from and/or in Excess of:
Net Realized Gain	(2.23)	(0.49)	(1.33)	(1.59)	(0.38)
Net Asset Value, End of Period	$42.02	$25.42	$20.54	$21.10	$17.26
Total Return(3)	74.27%	26.20%	3.37%	31.64%	2.47%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$130,176	$80,743	$42,959	$23,715	$19,850
Ratio of Expenses Before Expense Limitation	N/A	1.21%	1.29%	1.39%	1.43%
Ratio of Expenses After Expense Limitation	1.15%(4)	1.19%(4)	1.17%(4)	1.19%(4)	1.19%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.19%(4)	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.84)%(4)	(0.50)%(4)	(0.37)%(4)	(0.32)%(4)	0.04%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	73%	70%	79%	65%	79%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

40

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$25.95	$20.92	$21.42	$17.46	$17.40
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.21)	(0.06)	(0.05)	(0.02)	0.04
Net Realized and Unrealized Gain	19.53	5.58	0.88	5.57	0.43
Total from Investment Operations	19.32	5.52	0.83	5.55	0.47
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.03)
Net Realized Gain	(2.23)	(0.49)	(1.33)	(1.59)	(0.38)
Total Distributions	(2.23)	(0.49)	(1.33)	(1.59)	(0.41)
Net Asset Value, End of Period	$43.04	$25.95	$20.92	$21.42	$17.46
Total Return(3)	74.65%	26.44%	3.61%	31.96%	2.72%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,391	$4,363	$3,751	$4,077	$3,684
Ratio of Expenses Before Expense Limitation	1.66%	1.69%	1.82%	1.87%	1.85%
Ratio of Expenses After Expense Limitation	0.95%(4)	0.95%(4)	0.98%(4)	0.96%(4)	0.91%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.95%(4)	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.64)%(4)	(0.25)%(4)	(0.21)%(4)	(0.10)%(4)	0.26%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	73%	70%	79%	65%	79%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

41

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Advantage Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$24.68	$20.10	$20.82	$17.16	$17.25
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.50)	(0.29)	(0.24)	(0.20)	(0.12)
Net Realized and Unrealized Gain	18.49	5.36	0.85	5.45	0.41
Total from Investment Operations	17.99	5.07	0.61	5.25	0.29
Distributions from and/or in Excess of:
Net Realized Gain	(2.23)	(0.49)	(1.33)	(1.59)	(0.38)
Net Asset Value, End of Period	$40.44	$24.68	$20.10	$20.82	$17.16
Total Return(3)	73.10%	25.27%	2.64%	30.77%	1.71%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$71,419	$42,054	$32,706	$11,835	$6,376
Ratio of Expenses Before Expense Limitation	N/A	1.93%	2.00%	2.10%	2.20%
Ratio of Expenses After Expense Limitation	1.85%(4)	1.90%(4)	1.88%(4)	1.90%(4)	1.94%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.90%(4)	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.55)%(4)	(1.20)%(4)	(1.08)%(4)	(1.01)%(4)	(0.72)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	73%	70%	79%	65%	79%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

42

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Advantage Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$26.12	$21.02	$21.49	$17.48	$17.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.16)	(0.03)	(0.01)	0.01	0.08
Net Realized and Unrealized Gain	19.68	5.62	0.87	5.59	0.41
Total from Investment Operations	19.52	5.59	0.86	5.60	0.49
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.05)
Net Realized Gain	(2.23)	(0.49)	(1.33)	(1.59)	(0.38)
Total Distributions	(2.23)	(0.49)	(1.33)	(1.59)	(0.43)
Net Asset Value, End of Period	$43.41	$26.12	$21.02	$21.49	$17.48
Total Return(3)	74.93%	26.64%	3.74%	32.22%	2.79%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$41,263	$28,983	$26,601	$17,542	$13,273
Ratio of Expenses Before Expense Limitation	N/A	0.83%	0.93%	1.01%	1.05%
Ratio of Expenses After Expense Limitation	0.79%(4)	0.80%(4)	0.80%(4)	0.80%(4)	0.80%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.80%(4)	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.47)%(4)	(0.10)%(4)	(0.04)%(4)	0.07%(4)	0.46%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	73%	70%	79%	65%	79%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

43

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$20.45	$15.74	$16.89	$11.91	$11.80
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.07)	0.06	0.04	0.00(3)	0.02
Net Realized and Unrealized Gain (Loss)	6.68	4.67	(0.91)	5.32	0.29
Total from Investment Operations	6.61	4.73	(0.87)	5.32	0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.00)(3)	—	—	—
Net Realized Gain	—	(0.02)	(0.28)	(0.34)	(0.20)
Total Distributions	(0.01)	(0.02)	(0.28)	(0.34)	(0.20)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$27.05	$20.45	$15.74	$16.89	$11.91
Total Return(4)	32.33%	30.09%	(5.19)%	44.75%	2.47%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,841,122	$1,900,219	$569,408	$166,189	$29,781
Ratio of Expenses Before Expense Limitation	N/A	1.03%	1.11%	1.21%	2.26%
Ratio of Expenses After Expense Limitation	0.98%(5)	0.98%(5)	0.98%(5)	0.98%(5)	0.99%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.98%(5)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.31)%(5)	0.32%(5)	0.21%(5)	0.02%(5)	0.20%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.02%	0.02%	0.01%
Portfolio Turnover Rate	18%	15%	29%	30%	23%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

44

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$20.16	$15.56	$16.75	$11.86	$11.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.13)	0.01	(0.02)	(0.07)	(0.00)(3)
Net Realized and Unrealized Gain (Loss)	6.56	4.61	(0.89)	5.30	0.27
Total from Investment Operations	6.43	4.62	(0.91)	5.23	0.27
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	—	—	—	—
Net Realized Gain	—	(0.02)	(0.28)	(0.34)	(0.20)
Total Distributions	(0.01)	(0.02)	(0.28)	(0.34)	(0.20)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$26.58	$20.16	$15.56	$16.75	$11.86
Total Return(4)	31.90%	29.72%	(5.48)%	44.18%	2.13%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$589,317	$379,237	$202,732	$144,112	$10,822
Ratio of Expenses Before Expense Limitation	N/A	1.30%	1.37%	1.42%	2.55%
Ratio of Expenses After Expense Limitation	1.27%(5)	1.28%(5)	1.33%(5)	1.31%(5)	1.34%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.27%(5)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.60)%(5)	0.04%(5)	(0.10)%(5)	(0.46)%(5)	(0.04)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.02%	0.02%	0.01%
Portfolio Turnover Rate	18%	15%	29%	30%	23%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

45

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$19.56	$15.18	$16.43	$11.70	$11.69
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.24)	(0.09)	(0.09)	(0.11)	(0.06)
Net Realized and Unrealized Gain (Loss)	6.33	4.49	(0.88)	5.18	0.27
Total from Investment Operations	6.09	4.40	(0.97)	5.07	0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	—	—	—	—
Net Realized Gain	—	(0.02)	(0.28)	(0.34)	(0.20)
Total Distributions	(0.01)	(0.02)	(0.28)	(0.34)	(0.20)
Redemption Fees	—	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$25.64	$19.56	$15.18	$16.43	$11.70
Total Return(4)	31.14%	29.01%	(5.95)%	43.41%	1.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$350	$226	$161	$135	$75
Ratio of Expenses Before Expense Limitation	2.48%	2.59%	2.82%	3.82%	3.96%
Ratio of Expenses After Expense Limitation	1.84%(5)	1.83%(5)	1.83%(5)	1.84%(5)	1.84%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.84%(5)	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.17)%(5)	(0.48)%(5)	(0.55)%(5)	(0.77)%(5)	(0.52)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.02%	0.01%	0.01%
Portfolio Turnover Rate	18%	15%	29%	30%	23%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

46

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Advantage Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$19.31	$15.02	$16.30	$11.63	$11.66
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.26)	(0.12)	(0.15)	(0.17)	(0.11)
Net Realized and Unrealized Gain (Loss)	6.25	4.43	(0.85)	5.18	0.28
Total from Investment Operations	5.99	4.31	(1.00)	5.01	0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	—	—	—	—
Net Realized Gain	—	(0.02)	(0.28)	(0.34)	(0.20)
Total Distributions	(0.01)	(0.02)	(0.28)	(0.34)	(0.20)
Redemption Fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$25.29	$19.31	$15.02	$16.30	$11.63
Total Return(4)	31.03%	28.72%	(6.18)%	43.16%	1.38%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,926	$18,180	$11,087	$6,760	$1,067
Ratio of Expenses Before Expense Limitation	N/A	2.03%	2.10%	2.25%	3.60%
Ratio of Expenses After Expense Limitation	1.97% (5)	2.01% (5)	2.07% (5)	2.08% (5)	2.09% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.97% (5)	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.29)% (5)	(0.69)% (5)	(0.88)% (5)	(1.12)% (5)	(0.91)% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.02%	0.02%	0.01%
Portfolio Turnover Rate	18%	15%	29%	30%	23%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

47

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Advantage Portfolio

	Class IS
	Year Ended December 31,		Period from June 15, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$20.46	$15.75	$18.90
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)	0.05	(0.00) (3)
Net Realized and Unrealized Gain (Loss)	6.70	4.69	(2.87)
Total from Investment Operations	6.64	4.74	(2.87)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.01)	—
Net Realized Gain	—	(0.02)	(0.28)
Total Distributions	(0.01)	(0.03)	(0.28)
Redemption Fees	—	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$27.09	$20.46	$15.75
Total Return(4)	32.46%	30.14%	(15.22)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$98,182	$774	$8
Ratio of Expenses Before Expense Limitation	N/A	3.28%	19.51% (7)
Ratio of Expenses After Expense Limitation	0.89% (5)	0.93% (5)	0.93% (5)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.89% (5)	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.26)% (5)	0.24% (5)	(0.04)% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.02% (7)
Portfolio Turnover Rate	18%	15%	29%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

48

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

49

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder

50

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

51

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

52

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

53

Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFIADVPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Counterpoint Global Portfolios
Counterpoint Global Portfolio
Global Endurance Portfolio
Global Permanence Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio

Prospectus   |   April 30, 2021

Counterpoint Global Portfolio Share Class	Ticker Symbol
Class I	GLCIX
Class A	GLCAX
Class C	GLCDX
Class IS	GLCSX

Global Endurance Portfolio Share Class	Ticker Symbol
Class I	MSJIX
Class A	MSJAX
Class C	MSJCX
Class IS	MSJSX

Global Permanence Portfolio Share Class	Ticker Symbol
Class I	MGKIX
Class A	MGKAX
Class C	MGKCX
Class IS	MGKQX

Growth Portfolio Share Class	Ticker Symbol
Class I	MSEQX
Class A	MSEGX
Class L	MSHLX
Class C	MSGUX
Class IS	MGRPX

Inception Portfolio Share Class	Ticker Symbol
Class I	MSSGX
Class A	MSSMX
Class L	MSSLX
Class C	MSCOX
Class IS	MFLLX

Permanence Portfolio Share Class	Ticker Symbol
Class I	MSHMX
Class A	MSHNX
Class C	MSHOX
Class IS	MSHPX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFIGRWTHPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Counterpoint Global Portfolio

Investment Objective
The Counterpoint Global Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 56 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee[3]	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[4]	2.54%	3.61%	16.82%	18.56%
Total Annual Fund Operating Expenses[5]	3.34%	4.66%	18.62%	19.36%
Fee Waiver and/or Expense Reimbursement[5]	2.29%	3.26%	16.47%	18.36%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	1.05%	1.40%	2.15%	1.00%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Counterpoint Global Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$107	$813	$1,543	$3,475
Class A	$660	$1,578	$2,502	$4,840
Class C	$318	$3,544	$6,026	$8,965
Class IS	$102	$3,571	$6,116	$9,892

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$107	$813	$1,543	$3,475
Class A	$660	$1,578	$2,502	$4,840
Class C	$218	$3,544	$6,026	$8,965
Class IS	$102	$3,571	$6,116	$9,892
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary. Other Expenses have been restated to reflect current estimated fees.
5	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I, 1.40% for Class A, 2.15% for Class C and 1.00% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Fee Waiver and/or Expense Reimbursement have been restated to reflect current estimated fees.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser and/or Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.
The portfolio managers will collaborate on an ongoing basis and will allocate and rebalance the Fund’s assets across each manager’s underlying and independently managed investment strategies on an opportunistic basis given current market conditions. The Fund may invest outside of these underlying and independently managed investment strategies to the extent such investments fit within the permissible investment universe of the Fund.
The Adviser and/or Sub-Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Adviser and/or Sub-Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser and/or Sub-Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser and/or Sub-Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies,

2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Counterpoint Global Portfolio (Con’t)

specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell

3

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Counterpoint Global Portfolio (Con’t)

securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Asset Allocation. The Fund’s allocations to the various underlying and independently managed investment strategies may cause the Fund to underperform a particular individual strategy or other funds, including those with a similar investment objective. It is possible that Fund assets could be allocated to underlying and independently managed investment strategies that perform poorly or underperform other investments under various market conditions.

•	Asia Market. The small size of securities markets and the low trading volume in many countries in Asia may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar and devaluation, all of which could decrease the value of the Fund. Some countries in the region have previously experienced currency devaluations that resulted in higher interest rates, reductions in economic activity and drops in securities prices.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

4

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Counterpoint Global Portfolio (Con’t)

Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.

High Quarter	06/30/20	43.58%
Low Quarter	03/31/20	-14.05%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Since Inception
Class I (commenced operations on 6/29/2018)
Return Before Taxes	72.70%	31.30%
Return After Taxes on Distributions[1]	71.05%	30.55%
Return After Taxes on Distributions and Sale of Fund Shares	43.33%	24.57%
Class A (commenced operations on 6/29/2018)
Return Before Taxes	63.14%	28.10%
Class C (commenced operations on 6/29/2018)
Return Before Taxes	69.89%	29.86%
Class IS (commenced operations on 6/29/2018)
Return Before Taxes	72.88%	31.36%
MSCI All Country World Net Index (reflects no deduction for fees, expenses or taxes)[2]	16.25%	12.35%[3]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for fees, expenses or taxes)[4]	36.37%	19.35%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

5

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Counterpoint Global Portfolio (Con’t)

Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director of the Adviser	Since inception
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Endurance Portfolio

Investment Objective
The Global Endurance Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 56 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	4.32%	4.62%	5.81%	16.13%
Total Annual Fund Operating Expenses [3]	5.12%	5.67%	7.61%	16.93%
Fee Waiver and/or Expense Reimbursement[3]	4.12%	4.32%	5.51%	15.98%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.00%	1.35%	2.10%	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$1,166	$2,227	$4,869
7

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Endurance Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$655	$1,761	$2,853	$5,518
Class C	$313	$1,739	$3,186	$6,181
Class IS	$97	$3,212	$5,629	$9,556

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$1,166	$2,227	$4,869
Class A	$655	$1,761	$2,853	$5,518
Class C	$213	$1,739	$3,186	$6,181
Class IS	$97	$3,212	$5,629	$9,556
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 2.10% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in companies with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above-average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies the investment criteria.
The Fund will make long-term investments in companies globally that the Adviser believes have the most durable long-term competitive advantages. The Fund may also invest in more moderate growth companies, companies with lower earnings volatility and/or companies with some cyclicality in their end markets.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

8

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Endurance Portfolio (Con’t)

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to

9

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Endurance Portfolio (Con’t)

meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.

High Quarter	06/30/20	75.29%
Low Quarter	03/31/20	-27.01%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Since Inception
Class I (commenced operations on 12/31/2018)
Return Before Taxes	110.03%	65.43%
Return After Taxes on Distributions[1]	108.36%	64.77%
Return After Taxes on Distributions and Sale of Fund Shares	66.11%	52.36%
Class A (commenced operations on 12/31/2018)
Return Before Taxes	98.12%	60.46%
Class C (commenced operations on 12/31/2018)
Return Before Taxes	106.59%	63.58%
Class IS (commenced operations on 12/31/2018)
Return Before Taxes	110.08%	65.51%
MSCI All Country World Net Index (reflects no deduction for fees, expenses or taxes)[2]	16.25%	21.32%[3]
Lipper Global Small/Mid-Cap Funds Index (reflects no deduction for taxes)[4]	23.84%	23.67%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Endurance Portfolio (Con’t)

3	Since Inception reflects the inception date of the Fund.
4	The Lipper Global Small-/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small-/Mid-Cap Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by a member of Counterpoint Global. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Manas Gautam	Executive Director	Since inception
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

11

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Permanence Portfolio

Investment Objective
The Global Permanence Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 56 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee[3]	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[4]	8.13%	25.34%	26.96%	26.13%
Total Annual Fund Operating Expenses [5]	8.93%	26.39%	28.76%	26.93%
Fee Waiver and/or Expense Reimbursement[5]	7.93%	25.04%	26.66%	25.98%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	1.00%	1.35%	2.10%	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$1,887	$3,535	$7,120

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Permanence Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$655	$4,789	$7,344	$10,236
Class C	$313	$4,809	$7,481	$10,194
Class IS	$97	$4,539	$7,247	$10,248

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$1,887	$3,535	$7,120
Class A	$655	$4,789	$7,344	$10,236
Class C	$213	$4,809	$7,481	$10,194
Class IS	$97	$4,539	$7,247	$10,248
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary. Other Expenses have been restated to reflect current estimated fees.
5	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 2.10% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Fee Waiver and/or Expense Reimbursement have been restated to reflect current estimated fees.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Fund will make long-term investments in companies globally that the Adviser believes have the most durable long-term competitive advantages. The Fund may also invest in more moderate growth companies, companies with lower earnings volatility and/or companies with some cyclicality in their end markets.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Permanence Portfolio (Con’t)

The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Permanence Portfolio (Con’t)

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance for one year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.

High Quarter	06/30/20	26.97%
Low Quarter	03/31/20	-17.69%

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Permanence Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Since Inception
Class I (commenced operations on 4/30/2019)
Return Before Taxes	27.06%	19.70%
Return After Taxes on Distributions[1]	26.69%	19.50%
Return After Taxes on Distributions and Sale of Fund Shares	16.01%	15.13%
Class A (commenced operations on 4/30/2019)
Return Before Taxes	19.91%	15.54%
Class C (commenced operations on 4/30/2019)
Return Before Taxes	24.60%	18.41%
Class IS (commenced operations on 4/30/2019)
Return Before Taxes	27.09%	19.79%
MSCI All Country World Net Index (reflects no deduction for fees, expenses or taxes)[2]	16.25%	15.35%[3]
Lipper Global Multi-Cap Core Funds Index (reflects no deduction for taxes)[4]	15.25%	13.97%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	The Lipper Global Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Core Funds classification. There are currently 30 funds represented in this Index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	Since inception
Sam G. Chainani	Managing Director	Since inception
Jason C. Yeung	Managing Director	Since inception
Armistead B. Nash	Managing Director	Since inception
David S. Cohen	Managing Director	Since inception
Alexander T. Norton	Executive Director	Since inception
Manas Gautam	Executive Director	Since inception
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-

16

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Permanence Portfolio (Con’t)

548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

17

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Growth Portfolio

Investment Objective
The Growth Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 56 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[4]	0.17%	0.17%	0.17%	0.16%	0.10%
Total Annual Fund Operating Expenses	0.55%	0.80%	1.30%	1.54%	0.48%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$56	$176	$307	$689
Class A	$602	$767	$946	$1,463
Class L	$132	$412	$713	$1,568

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Growth Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class C	$257	$486	$839	$1,635
Class IS	$49	$154	$269	$604

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$56	$176	$307	$689
Class A	$602	$767	$946	$1,463
Class L	$132	$412	$713	$1,568
Class C	$157	$486	$839	$1,635
Class IS	$49	$154	$269	$604
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2020, these market capitalizations ranged between $564.5 million to $2.1 trillion.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Adviser may invest up to 25% of the Fund’s total assets in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

19

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Growth Portfolio (Con’t)

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to

20

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Growth Portfolio (Con’t)

meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	58.32%
Low Quarter	12/31/18	-16.34%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 4/2/1991)
Return Before Taxes	115.57%	32.17%	23.12%	13.81%
Return After Taxes on Distributions[1]	110.55%	28.48%	20.91%	12.01%
Return After Taxes on Distributions and Sale of Fund Shares	70.89%	25.15%	19.00%	11.34%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	103.82%	30.40%	22.14%	13.16%
Class L (commenced operations on 4/27/2012)
Return Before Taxes	114.01%	31.16%	N/A	23.91%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	112.48%	30.84%	N/A	27.34%

21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Growth Portfolio (Con’t)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	115.76%	32.28%	N/A	26.67%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	38.49%	21.00%	17.21%	10.63%[3]
Lipper Multi-Cap Growth Funds Index (reflects no deduction for taxes)[4]	43.16%	19.56%	15.56%	10.55%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Lipper Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	June 2004
Sam G. Chainani	Managing Director	June 2004
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008
David S. Cohen	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Purchase and Sale of Fund Shares
Morgan Stanley Institutional Fund, Inc. (the “Company”) has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Growth Portfolio (Con’t)

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

23

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Inception Portfolio

Investment Objective
The Inception Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 56 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.92%	0.92%	0.92%	0.92%	0.92%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[4]	0.27%	0.28%	0.44%	0.35%	0.20%
Total Annual Fund Operating Expenses[5]	1.19%	1.45%	2.11%	2.27%	1.12%
Fee Waiver and/or Expense Reimbursement[5]	0.19%	0.10%	0.26%	0.17%	0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	1.00%	1.35%	1.85%	2.10%	0.93%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Inception Portfolio (Con’t)

entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$359	$636	$1,426
Class A	$655	$950	$1,267	$2,161
Class L	$188	$636	$1,110	$2,421
Class C	$313	$693	$1,200	$2,386
Class IS	$95	$337	$599	$1,346

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$359	$636	$1,426
Class A	$655	$950	$1,267	$2,161
Class L	$188	$636	$1,110	$2,421
Class C	$213	$693	$1,200	$2,386
Class IS	$95	$337	$599	$1,346
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary. Other Expenses have been restated to reflect current estimated fees.
5	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 1.85% for Class L, 2.10% for Class C and 0.93% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Fee Waiver and/or Expense Reimbursement have been restated to reflect current estimated fees.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 2000® Growth Index. As of December 31, 2020, these market capitalizations ranged between $18.2 million and $13.3 billion.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-

25

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Inception Portfolio (Con’t)

term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Adviser may invest up to 25% of the Fund’s total assets in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Inception Portfolio (Con’t)

•	Small Cap Companies. Investments in small cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	Portfolio Turnover. Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	72.82%
Low Quarter	12/31/18	-20.03%

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Inception Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 11/1/1989)
Return Before Taxes	150.57%	33.14%	19.42%	13.92%
Return After Taxes on Distributions[1]	142.90%	27.52%	15.92%	11.12%
Return After Taxes on Distributions and Sale of Fund Shares	90.55%	24.49%	14.60%	10.66%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	136.79%	31.33%	18.44%	13.51%
Class L (commenced operations on 11/11/2011)
Return Before Taxes	148.49%	32.04%	N/A	21.25%
Class C (commenced operations on 5/31/2017)
Return Before Taxes	146.97%	N/A	N/A	41.57%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	150.79%	33.25%	N/A	20.92%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	34.63%	16.36%	13.48%	8.94%[3]
Lipper Small-Cap Growth Funds Index (reflects no deduction for taxes)[4]	37.36%	18.41%	13.89%	10.48%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Lipper Small-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	January 1999
Sam G. Chainani	Managing Director	June 2004
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008
David S. Cohen	Managing Director	January 2002
Alexander T. Norton	Executive Director	July 2005
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Inception Portfolio (Con’t)

The Company has also suspended offering Class I, Class A, Class C and Class IS shares of the Fund to new investors, except as follows. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Fund: (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees, (5) to benefit plans sponsored by Morgan Stanley and its affiliates and (6) omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Fund to existing shareholders. The Company may recommence offering shares of the Fund to new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

29

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Permanence Portfolio

Investment Objective
The Permanence Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 56 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee[3]	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[4]	10.51%	16.82%	22.81%	25.00%
Total Annual Fund Operating Expenses[5]	11.16%	17.72%	24.46%	25.65%
Fee Waiver and/or Expense Reimbursement[5]	10.31%	16.52%	22.51%	24.85%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	0.85%	1.20%	1.95%	0.80%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$2,270	$4,193	$8,055

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Permanence Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$641	$3,697	$6,025	$9,700
Class C	$298	$4,306	$6,971	$10,024
Class IS	$82	$4,380	$7,087	$10,241

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$2,270	$4,193	$8,055
Class A	$641	$3,697	$6,025	$9,700
Class C	$198	$4,306	$6,971	$10,024
Class IS	$82	$4,380	$7,087	$10,241
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary. Other Expenses have been restated to reflect current estimated fees.
5	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A, 1.95% for Class C and 0.80% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Fee Waiver and/or Expense Reimbursement have been restated to reflect current estimated fees.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period March 31, 2020 (commencement of operations) through December 31, 2020, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of established companies located in the United States, with capitalizations within the range of companies included in the S&P 500 Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Fund will make long-term investments in companies that the Adviser believes have the most durable long-term competitive advantages. The Fund may also invest in more moderate growth companies, companies with lower earnings volatility and/or companies with some cyclicality in their end markets.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Permanence Portfolio (Con’t)

term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Permanence Portfolio (Con’t)

trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of investing in the Fund by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Performance information for the Fund will be available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	Since Inception
Sam G. Chainani	Managing Director	Since Inception
Jason C. Yeung	Managing Director	Since Inception
Armistead B. Nash	Managing Director	Since Inception
David S. Cohen	Managing Director	Since Inception
Alexander T. Norton	Executive Director	Since Inception
Manas Gautam	Executive Director	Since Inception
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Permanence Portfolio (Con’t)

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Counterpoint Global Portfolio

Investment Objective
The Counterpoint Global Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
Process
The portfolio managers will collaborate on an ongoing basis and will allocate and rebalance the Fund’s assets across each manager’s underlying and independently managed investment strategies on an opportunistic basis given current market conditions. The Fund may invest outside of these underlying and independently managed investment strategies to the extent such investments fit within the permissible investment universe of the Fund.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Details of the Fund

Global Endurance Portfolio

Investment Objective
The Global Endurance Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in companies with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, strong free cash flow generation and an attractive risk/reward.
Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Fund will make long-term investments in companies globally that the Adviser believes have the most durable long-term competitive advantages. The Fund may also invest in more moderate growth companies, companies with lower earnings volatility and/or companies with some cyclicality in their end markets.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Details of the Fund

Global Permanence Portfolio

Investment Objective
The Global Permanence Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Fund will make long-term investments in companies globally that the Adviser believes have the most durable long-term competitive advantages. The Fund may also invest in more moderate growth companies, companies with lower earnings volatility and/or companies with some cyclicality in their end markets.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Growth Portfolio

Investment Objective
The Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2020, these market capitalizations ranged between $564.5 million to $2.1 trillion. The Fund invests primarily in companies that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Adviser may invest up to 25% of the Fund’s total assets in foreign securities, including emerging market securities and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Inception Portfolio

Investment Objective
The Inception Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 2000® Growth Index. As of December 31, 2020, these market capitalizations ranged between $18.2 million and $13.3 billion.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Adviser may invest up to 25% of the Fund’s total assets in foreign securities, including emerging market securities and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Fund

Permanence Portfolio

Investment Objective
The Permanence Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of established companies located in the United States, with capitalizations within the range of companies included in the S&P 500 Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in companies it believes have strong name recognition and sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Fund will make long-term investments in companies that the Adviser believes have the most durable long-term competitive advantages. The Fund may also invest in more moderate growth companies, companies with lower earnings volatility and/or companies with some cyclicality in their end markets. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
References to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.
Asia Market
The small size of securities markets and the low trading volume in many countries in Asia may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar and devaluation, all of which could decrease the value of a Fund. Some countries in the region have previously experienced currency devaluations that resulted in higher interest rates, reductions in economic activity and drops in securities prices.
Asset Allocation
A Fund’s allocations to its various underlying and independently managed investment strategies may cause the Fund to underperform a particular individual strategy or other funds, including those with a similar investment objective. It is possible that Fund assets could be allocated to underlying and independently managed investment strategies that perform poorly or underperform other investments under various market conditions.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Focused Investing
To the extent that a Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.
Liquidity
The Funds may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If a Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
Small and Mid Cap Companies
A Fund’s investments in small and mid cap companies carry more risk than investments in larger companies. While some of a Fund’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the OTC

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

market. The low market liquidity of these securities may have an adverse impact on a Fund’s ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s securities. Investing in lesser-known, small and mid cap companies involves greater risk of volatility of a Fund’s net asset value per share (“NAV”) than is customarily associated with larger, more established companies. In addition, at times, small and mid cap growth-oriented equity securities may underperform relative to the overall market. Growth stocks may trade at higher multiples of current earnings compared to other styles of investing (e.g., “value”), leading to inflated prices and thus potentially greater declines in value. Often small and mid cap companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
Foreign Investing
To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the United States, or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make a Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund.
Emerging Market Securities
Certain Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Frontier Market Securities
The Funds may invest in the securities of issuers operating in frontier emerging markets. The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. The countries that comprise frontier emerging markets may change from time to time. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or nonrenewal of any license enabling a Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, less stringent investor protections and disclosure standards, diplomatic developments which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in a Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that a Fund invests a significant percentage of its assets in a single frontier emerging market country, a Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, a Fund will be indirectly subject to those risks. Certain frontier market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in frontier market countries. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Funds may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or Sub-Adviser may use derivatives to reduce this risk. The Adviser and/or Sub-Adviser may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Currency Forward Exchange Contracts
In connection with their investments in foreign securities, certain Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Funds’ exposure to currency exchange rates and could result in losses to the Funds if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Funds’ investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Funds’ investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Funds’ holdings, further increases the Funds’ exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Funds or that they will be, or can be, used at appropriate times.
Derivatives
The Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if a Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seeks to use derivatives to further a Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Funds may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which a Fund has open positions in the futures contract.

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit a Fund or that they will be, or can be, used at appropriate times.
Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.
CFDs. A contract for difference (“CFD”) is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Structured Investments. The Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
REITs and Foreign Real Estate Companies
Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of a Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Fund invests in REITs and foreign real estate companies.
Exchange-Traded Funds
The Funds may invest in exchange-traded funds exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by a Fund. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which a Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on a Fund’s investment in ETFs.
IPOs
The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.
Private Placements and Restricted Securities
The Funds’ investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Special Purpose Acquisition Companies
A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional initial public offering (“IPO”). SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition.

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.
An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
Sector Risk
Each Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on a Fund’s performance than if the Fund held a broader range of investments.
Large Shareholder Transactions Risk
A Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing a Fund’s investment objective, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Adviser, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect a Fund’s performance.
Temporary Defensive Investments
When the Adviser and/or Sub-Adviser believe that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser and/or Sub-Adviser incorrectly predict the effects of these changes, such defensive investments may adversely affect a Fund’s performance and a Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with their investment policies, certain Funds will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. A Fund may engage in frequent trading of securities to achieve its investment objective.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020. A discussion regarding the Board of Directors’ approval of the Sub-Advisory Agreement (with respect to Counterpoint Global Portfolio) will be available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2021.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to Counterpoint Global Portfolio). The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Counterpoint Global	0.00%
Global Endurance	0.00%
Global Permanence	0.00%
Growth	0.37%
Inception	0.73%
Permanence[1]	0.00%
1	For the period March 31, 2020 (commencement of operations) through December 31, 2020.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Counterpoint Global	1.05%	1.40%	N/A	2.15%	1.00%
Global Endurance	1.00%	1.35%	N/A	2.10%	0.95%
Global Permanence	1.00%	1.35%	N/A	2.10%	0.95%
Growth	0.80%	1.15%	1.65%	1.90%	0.73%
Inception	1.00%	1.35%	1.85%	2.10%	0.93%
Permanence	0.85%	1.20%	N/A	1.95%	0.80%

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

Portfolio Management
Counterpoint Global Portfolio
The Fund is managed by members of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. Current members of Counterpoint Global jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch and Kristian Heugh.
Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001.
Mr. Lynch is the lead portfolio manager of the Fund. Mr. Heugh is a co-portfolio manager. Members of Counterpoint Global collaborate to manage the assets of the Fund.
Global Endurance Portfolio
The Fund is managed by a member of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. The current member of Counterpoint Global primarily responsible for the day-to-day management of the Fund is Manas Gautam.
Mr. Gautam has been associated with the Adviser in an investment management capacity since 2015.
Mr. Gautam is the lead portfolio manager of the Fund. Members of Counterpoint Global collaborate to manage the assets of the Fund.
Global Permanence Portfolio
The Fund is managed by members of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. Current members of Counterpoint Global who are jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash, David S. Cohen, Alexander T. Norton and Manas Gautam.
Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Gautam has been associated with the Adviser in an investment management capacity since 2015.
Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Chainani, Yeung, Nash, Cohen, Norton and Gautam are co-portfolio managers. Members of Counterpoint Global collaborate to manage the assets of the Fund.
Growth Portfolio and Inception Portfolio
Each Fund is managed by members of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. Current members of Counterpoint Global jointly and primarily responsible for the day-to-day management of each Fund are Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash, David S. Cohen and Alexander T. Norton.
Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000.
Mr. Lynch is the lead portfolio manager of the Funds. Messrs. Chainani, Yeung, Nash, Cohen and Norton are co-portfolio managers. Members of Counterpoint Global collaborate to manage the assets of the Funds.
Permanence Portfolio
The Fund is managed by members of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. Current members of Counterpoint Global who are jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash, David S. Cohen, Alexander T. Norton and Manas Gautam.
Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Norton has

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

been associated with the Adviser in an investment management capacity since 2000. Mr. Gautam has been associated with the Adviser in an investment management capacity since 2015.
Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Chainani, Yeung, Nash, Cohen, Norton and Gautam are co-portfolio managers. Members of Counterpoint Global collaborate to manage the assets of the Fund.
The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The composition of Counterpoint Global may change from time to time.

51

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
The Company has suspended offering Class L shares of the Funds for sale to all investors. Class L shares of the Counterpoint Global Portfolio, Global Endurance Portfolio, Global Permanence Portfolio and Permanence Portfolio are not being offered for sale at this time. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The Company has also suspended offering Class I, Class A, Class C and Class IS shares of the Inception Portfolio to new investors, except as follows. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Inception Portfolio: (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees, (5) to benefit plans sponsored by Morgan Stanley and its affiliates and (6) omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Fund to existing shareholders. The Company may recommence offering shares of the Inception Portfolio to new investors in the future. Any such offerings of the Inception Portfolio’s shares may be limited in amount and may commence and terminate without any prior notice.
The Company currently offers investors Class I, Class A, Class C and Class IS shares of each Fund. The Company also offers Class IR shares of the Growth Portfolio through a separate prospectus. Class I and Class IS shares of the Funds are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.
Minimum Investment Amounts
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with a Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of each Fund. The Distributor receives no compensation from the Funds for distributing Class I and Class IS shares of the Funds. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis, and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis.
The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV or the price of a Fund. For more information, please see the Company’s SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser or Sub-Adviser determine that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Funds’ Investment Strategies and Related Risks” and “The Funds’ Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would
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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from a Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Funds’ sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from a Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from a Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.
Initial Purchase by Wire
You may purchase shares of a Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street

54

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”
Sales Charges Applicable to Purchases of Class A Shares
Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.
In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.
Combined Purchase Privilege
You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.
Right of Accumulation
Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:
(a) the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,
(b) plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.
Notification
You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.
Letter of Intent
The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-

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Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.
You should retain any records necessary to substantiate historical costs because a Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.
Conversion Features
A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of a Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of a Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.
A shareholder currently holding a class of shares of a Fund in a Merrill Lynch Advisory Program account may have such shares converted by Merrill Lynch to an eligible class of shares of a Fund for a Merrill Lynch brokerage account upon the transfer of the shares of a Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.
After eight years, Class C shares of a Fund generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.
Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that a Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.

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General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of the Funds or reject any purchase orders when we think it is in the best interest of the Funds.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem

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shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

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Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Redemption Fees
Shares of the Inception Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) in qualified retirement plans maintained pursuant to Sections 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code, or certain transactions in other types of retirement accounts, including but not limited to required minimum distributions and redemptions relating to forfeitures, death, disability or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of a Fund, the shares held the longest will be redeemed or exchanged first.
The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Inception Portfolio’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Fund through a Financial Intermediary, please read that Financial Intermediary’s materials carefully to learn about any other restrictions or fees that may apply.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies, investment minimums and applicable sales charges, and, should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

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You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of a Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. A Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. A Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

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With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers. However, each Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. A Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that a Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by U.S. and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and has sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Funds in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where a Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

65

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of each Fund, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Funds are based on the average net assets of such Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Counterpoint Global Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	Period from June 29, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$11.32	$8.46	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.11)	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	8.34	2.89	(1.41)
Total from Investment Operations	8.23	2.86	(1.44)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.03)
Net Realized Gain	(0.54)	—	—
Paid-in-Capital	—	—	(0.07)
Total Distributions	(0.54)	—	(0.10)
Net Asset Value, End of Period	$19.01	$11.32	$8.46
Total Return(3)	72.70%	33.81%	(14.36)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,717	$10,097	$5,733
Ratio of Expenses Before Expense Limitation	3.29%	5.22%	6.83% (6)
Ratio of Expenses After Expense Limitation	1.04% (4)	1.03% (4)	1.03% (4)(6)
Ratio of Net Investment Loss	(0.79)% (4)	(0.25)% (4)	(0.54)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (6)
Portfolio Turnover Rate	116%	67%	54% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized.
(6)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Counterpoint Global Portfolio

	Class A
	Year Ended December 31,		Period from June 29, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$11.28	$8.47	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)	(0.06)	(0.04)
Net Realized and Unrealized Gain (Loss)	8.34	2.87	(1.40)
Total from Investment Operations	8.15	2.81	(1.44)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.03)
Net Realized Gain	(0.54)	—	—
Paid-in-Capital	—	—	(0.06)
Total Distributions	(0.54)	—	(0.09)
Net Asset Value, End of Period	$18.89	$11.28	$8.47
Total Return(3)	72.25%	33.18%	(14.44)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$696	$15	$8
Ratio of Expenses Before Expense Limitation	4.61%	23.73%	26.82% (6)
Ratio of Expenses After Expense Limitation	1.39% (4)	1.39% (4)	1.39% (4)(6)
Ratio of Net Investment Loss	(1.16)% (4)	(0.62)% (4)	(0.91)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (6)
Portfolio Turnover Rate	116%	67%	54% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized.
(6)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Counterpoint Global Portfolio

	Class C
	Year Ended December 31,		Period from June 29, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$11.20	$8.47	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.27)	(0.14)	(0.08)
Net Realized and Unrealized Gain (Loss)	8.21	2.87	(1.40)
Total from Investment Operations	7.94	2.73	(1.48)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.02)
Net Realized Gain	(0.54)	—	—
Paid-in-Capital	—	—	(0.03)
Total Distributions	(0.54)	—	(0.05)
Net Asset Value, End of Period	$18.60	$11.20	$8.47
Total Return(3)	70.89%	32.23%	(14.80)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27	$11	$8
Ratio of Expenses Before Expense Limitation	18.57%	24.53%	27.44% (6)
Ratio of Expenses After Expense Limitation	2.14% (4)	2.14% (4)	2.14% (4)(6)
Ratio of Net Investment Loss	(1.90)% (4)	(1.37)% (4)	(1.66)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (6)
Portfolio Turnover Rate	116%	67%	54% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized.
(6)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Counterpoint Global Portfolio

	Class IS
	Year Ended December 31,		Period from June 29, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$11.32	$8.46	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss)	8.35	2.88	(1.41)
Total from Investment Operations	8.25	2.86	(1.43)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.03)
Net Realized Gain	(0.54)	—	—
Paid-in-Capital	—	—	(0.08)
Total Distributions	(0.54)	—	(0.11)
Net Asset Value, End of Period	$19.03	$11.32	$8.46
Total Return(3)	72.88%	33.81%	(14.34)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20	$11	$8
Ratio of Expenses Before Expense Limitation	19.31%	23.44%	26.39% (6)
Ratio of Expenses After Expense Limitation	0.99% (4)	0.99% (4)	0.99% (4)(6)
Ratio of Net Investment Loss	(0.74)% (4)	(0.22)% (4)	(0.51)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (6)
Portfolio Turnover Rate	116%	67%	54% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized.
(6)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Endurance Portfolio

	Class I
	Year Ended December 31,		Period Ended December 31, 2018(1)
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$13.03	$9.98	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)	(0.05)	(0.00) (3)
Net Realized and Unrealized Gain (Loss)	14.41	3.10	(0.02)
Total from Investment Operations	14.32	3.05	(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	—	—
Net Realized Gain	(0.81)	—	—
Total Distributions	(0.84)	—	—
Net Asset Value, End of Period	$26.51	$13.03	$9.98
Total Return(4)	110.03%	30.30%	0.00% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,854	$2,757	$2,017
Ratio of Expenses Before Expense Limitation	5.12%	14.17%	913.94% (8)
Ratio of Expenses After Expense Limitation	1.00% (5)	1.00% (5)	1.00% (8)
Ratio of Net Investment Loss	(0.52)% (5)	(0.42)% (5)	(1.00)% (8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	N/A
Portfolio Turnover Rate	46%	74%	0% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Endurance Portfolio

	Class A
	Year Ended December 31,		Period Ended December 31, 2018(1)
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$12.99	$9.98	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)	(0.09)	(0.00) (3)
Net Realized and Unrealized Gain (Loss)	14.34	3.10	(0.02)
Total from Investment Operations	14.15	3.01	(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.00) (3)	—	—
Net Realized Gain	(0.81)	—	—
Total Distributions	(0.81)	—	—
Net Asset Value, End of Period	$26.33	$12.99	$9.98
Total Return(4)	109.10%	29.90%	0.00% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,462	$13	$10
Ratio of Expenses Before Expense Limitation	5.67%	29.52%	927.90% (8)
Ratio of Expenses After Expense Limitation	1.35% (5)	1.35% (5)	1.35% (8)
Ratio of Net Investment Loss	(0.86)% (5)	(0.77)% (5)	(1.35)% (8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	N/A
Portfolio Turnover Rate	46%	74%	0% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

72

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Endurance Portfolio

	Class C
	Year Ended December 31,		Period Ended December 31, 2018(1)
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$12.89	$9.98	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.33)	(0.18)	(0.00) (3)
Net Realized and Unrealized Gain (Loss)	14.18	3.09	(0.02)
Total from Investment Operations	13.85	2.91	(0.02)
Distributions from and/or in Excess of:
Net Realized Gain	(0.81)	—	—
Net Asset Value, End of Period	$25.93	$12.89	$9.98
Total Return(4)	107.59%	28.90%	0.00% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$439	$13	$10
Ratio of Expenses Before Expense Limitation	7.61%	30.23%	928.63% (8)
Ratio of Expenses After Expense Limitation	2.10% (5)	2.10% (5)	2.10% (8)
Ratio of Net Investment Loss	(1.62)% (5)	(1.52)% (5)	(2.10)% (8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	N/A
Portfolio Turnover Rate	46%	74%	0% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

73

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Endurance Portfolio

	Class IS
	Year Ended December 31,		Period Ended December 31, 2018(1)
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$13.04	$9.98	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.08)	(0.04)	(0.00) (3)
Net Realized and Unrealized Gain (Loss)	14.41	3.10	(0.02)
Total from Investment Operations	14.33	3.06	(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	—	—
Net Realized Gain	(0.81)	—	—
Total Distributions	(0.84)	—	—
Net Asset Value, End of Period	$26.53	$13.04	$9.98
Total Return(4)	110.08%	30.40%	0.00% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$28	$13	$10
Ratio of Expenses Before Expense Limitation	16.93%	29.13%	927.65% (8)
Ratio of Expenses After Expense Limitation	0.95% (5)	0.95% (5)	0.95% (8)
Ratio of Net Investment Loss	(0.47)% (5)	(0.37)% (5)	(0.95)% (8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	N/A
Portfolio Turnover Rate	46%	74%	0% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

74

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Permanence Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.63	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)	0.04
Net Realized and Unrealized Gain	2.90	0.59
Total from Investment Operations	2.87	0.63
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	—
Net Realized Gain	(0.02)	—
Total Distributions	(0.09)	—
Net Asset Value, End of Period	$13.41	$10.63
Total Return(3)	27.06%	6.30% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,202	$2,471
Ratio of Expenses Before Expense Limitation	8.62%	12.79% (7)
Ratio of Expenses After Expense Limitation	1.00% (4)	0.99% (4)(7)
Ratio of Net Investment Income (Loss)	(0.30)% (4)	0.53% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.01% (7)
Portfolio Turnover Rate	113%	35% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

75

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Permanence Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.61	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.07)	0.01
Net Realized and Unrealized Gain	2.89	0.60
Total from Investment Operations	2.82	0.61
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	—
Net Realized Gain	(0.02)	—
Total Distributions	(0.06)	—
Net Asset Value, End of Period	$13.37	$10.61
Total Return(3)	26.57%	6.10% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19	$11
Ratio of Expenses Before Expense Limitation	26.08%	30.61% (7)
Ratio of Expenses After Expense Limitation	1.35% (4)	1.34% (4)(7)
Ratio of Net Investment Income (Loss)	(0.65)% (4)	0.17% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.01% (7)
Portfolio Turnover Rate	113%	35% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

76

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Permanence Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.56	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)	(0.04)
Net Realized and Unrealized Gain	2.85	0.60
Total from Investment Operations	2.70	0.56
Distributions from and/or in Excess of:
Net Realized Gain	(0.02)	—
Net Asset Value, End of Period	$13.24	$10.56
Total Return(3)	25.60%	5.60% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13	$11
Ratio of Expenses Before Expense Limitation	28.45%	31.59% (7)
Ratio of Expenses After Expense Limitation	2.10% (4)	2.09% (4)(7)
Ratio of Net Investment Loss	(1.40)% (4)	(0.57)% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.01% (7)
Portfolio Turnover Rate	113%	35% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

77

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Permanence Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.64	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)	0.04
Net Realized and Unrealized Gain	2.91	0.60
Total from Investment Operations	2.88	0.64
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	—
Net Realized Gain	(0.02)	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$13.42	$10.64
Total Return(3)	27.09%	6.40% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14	$11
Ratio of Expenses Before Expense Limitation	26.62%	30.53% (7)
Ratio of Expenses After Expense Limitation	0.95% (4)	0.94% (4)(7)
Ratio of Net Investment Income (Loss)	(0.24)% (4)	0.59% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.01% (7)
Portfolio Turnover Rate	113%	35% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

78

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$46.33	$41.75	$41.65	$35.19	$40.44
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.38)	(0.19)	(0.08)	(0.11)	0.01
Net Realized and Unrealized Gain (Loss)	54.08	9.73	3.50	15.39	(0.79)
Total from Investment Operations	53.70	9.54	3.42	15.28	(0.78)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)	(4.96)	(3.32)	(8.82)	(4.47)
Net Asset Value, End of Period	$91.47	$46.33	$41.75	$41.65	$35.19
Total Return(3)	115.57%	23.16%	7.66%	43.83%	(1.91)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,816,690	$2,440,640	$1,785,893	$991,362	$726,787
Ratio of Expenses Before Expense Limitation	N/A	0.59%	N/A	N/A	0.63%
Ratio of Expenses After Expense Limitation	0.54%(4)	0.58%(4)	0.58%(4)	0.61%(4)	0.63%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.58%(4)	N/A	0.61%(4)	N/A
Ratio of Net Investment Income (Loss)	(0.53)%(4)	(0.38)%(4)	(0.17)%(4)	(0.25)%(4)	0.02%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	60%	87%	41%	55%	39%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to April 7, 2016, the maximum ratio was 0.70% for Class I shares.

(6)	Amount is less than 0.005%.

79

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$43.57	$39.61	$39.77	$33.97	$39.31
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.51)	(0.30)	(0.19)	(0.22)	(0.10)
Net Realized and Unrealized Gain (Loss)	50.81	9.22	3.35	14.84	(0.77)
Total from Investment Operations	50.30	8.92	3.16	14.62	(0.87)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)	(4.96)	(3.32)	(8.82)	(4.47)
Net Asset Value, End of Period	$85.31	$43.57	$39.61	$39.77	$33.97
Total Return(3)	115.09%	22.81%	7.39%	43.45%	(2.21)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,465,808	$2,399,450	$2,043,706	$1,827,833	$1,376,836
Ratio of Expenses Before Expense Limitation	N/A	0.84%	N/A	N/A	0.92%
Ratio of Expenses After Expense Limitation	0.79%(4)	0.83%(4)	0.84%(4)	0.88%(4)	0.92%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.83%(4)	N/A	0.88%(4)	N/A
Ratio of Net Investment Loss	(0.77)%(4)	(0.64)%(4)	(0.43)%(4)	(0.52)%(4)	(0.26)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	60%	87%	41%	55%	39%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.005% higher and the Ratio of Net Investment Loss would have been 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to April 7, 2016, the maximum ratio was 1.05% for Class A shares.

(6)	Amount is less than 0.005%.

80

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$40.77	$37.51	$37.99	$32.90	$38.41
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.76)	(0.50)	(0.39)	(0.43)	(0.29)
Net Realized and Unrealized Gain (Loss)	47.40	8.72	3.23	14.34	(0.75)
Total from Investment Operations	46.64	8.22	2.84	13.91	(1.04)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)	(4.96)	(3.32)	(8.82)	(4.47)
Net Asset Value, End of Period	$78.85	$40.77	$37.51	$37.99	$32.90
Total Return(3)	114.01%	22.22%	6.89%	42.69%	(2.72)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$173,317	$93,053	$83,818	$90,177	$74,324
Ratio of Expenses Before Expense Limitation	N/A	1.33%	N/A	N/A	1.45%
Ratio of Expenses After Expense Limitation	1.29%(4)	1.32%(4)	1.31%(4)	1.42%(4)	1.45%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.32%(4)	N/A	1.42%(4)	N/A
Ratio of Net Investment Loss	(1.27)%(4)	(1.12)%(4)	(0.90)%(4)	(1.05)%(4)	(0.79)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	60%	87%	41%	55%	39%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to April 7, 2016, the maximum ratio was 1.55% for Class L shares.

(6)	Amount is less than 0.005%.

81

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Growth Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$40.23	$37.17	$37.76	$32.81	$38.40
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.93)	(0.61)	(0.51)	(0.51)	(0.38)
Net Realized and Unrealized Gain (Loss)	46.75	8.63	3.24	14.28	(0.74)
Total from Investment Operations	45.82	8.02	2.73	13.77	(1.12)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)	(4.96)	(3.32)	(8.82)	(4.47)
Net Asset Value, End of Period	$77.49	$40.23	$37.17	$37.76	$32.81
Total Return(3)	113.48%	21.91%	6.61%	42.37%	(2.93)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$514,190	$166,303	$92,431	$37,524	$16,613
Ratio of Expenses Before Expense Limitation	N/A	1.59%	N/A	N/A	1.70%
Ratio of Expenses After Expense Limitation	1.53% (4)	1.58% (4)	1.57% (4)	1.63% (4)	1.70% (4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.58% (4)	N/A	1.63%	N/A
Ratio of Net Investment Loss	(1.51)% (4)	(1.38)% (4)	(1.17)% (4)	(1.26)% (4)	(1.04)% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00% (6)
Portfolio Turnover Rate	60%	87%	41%	55%	39%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class C shares. Prior to April 7, 2016, the maximum ratio was 1.80% for Class C shares.

(6)	Amount is less than 0.005%.

82

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Growth Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$46.73	$42.04	$41.89	$35.32	$40.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.32)	(0.15)	(0.04)	(0.07)	0.05
Net Realized and Unrealized Gain (Loss)	54.57	9.80	3.51	15.46	(0.80)
Total from Investment Operations	54.25	9.65	3.47	15.39	(0.75)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)	(4.96)	(3.32)	(8.82)	(4.47)
Net Asset Value, End of Period	$92.42	$46.73	$42.04	$41.89	$35.32
Total Return(3)	115.76%	23.26%	7.74%	43.98%	(1.83)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,743,697	$1,560,148	$1,202,659	$1,131,543	$875,021
Ratio of Expenses Before Expense Limitation	N/A	0.50%	N/A	N/A	0.54%
Ratio of Expenses After Expense Limitation	0.47% (4)	0.49% (4)	0.50% (4)	0.53% (4)	0.54% (4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.49% (4)	N/A	0.53% (4)	N/A
Ratio of Net Investment Income (Loss)	(0.45)% (4)	(0.29)% (4)	(0.09)% (4)	(0.16)% (4)	0.12% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00% (6)
Portfolio Turnover Rate	60%	87%	41%	55%	39%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares. Prior to April 7, 2016, the maximum ratio was 0.67% for Class IS shares.

(6)	Amount is less than 0.005%.

83

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Inception Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$11.19	$9.62	$10.90	$13.26	$13.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.10)	0.01	(0.05)	(0.11)	0.00(3)
Net Realized and Unrealized Gain (Loss)	16.84	3.50	0.16	2.91	(0.05)
Total from Investment Operations	16.74	3.51	0.11	2.80	(0.05)
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)	(1.94)	(1.39)	(5.16)	(0.44)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$25.48	$11.19	$9.62	$10.90	$13.26
Total Return(4)	150.57%	37.11%	0.29%	21.87%	(0.35)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$464,639	$59,092	$60,777	$141,954	$305,945
Ratio of Expenses Before Expense Limitation	1.18%	1.21%	1.17%	1.20%	1.17%
Ratio of Expenses After Expense Limitation	0.99%(5)	0.99%(5)	0.98%(5)	0.99%(5)	1.02%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.99%(5)	N/A	0.98%(5)	0.99%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.54)%(5)	0.09%(5)	(0.41)%(5)	(0.77)%(5)	0.02%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00%(7)
Portfolio Turnover Rate	132%	99%	79%	97%	51%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.05% for Class I shares.

(7)	Amount is less than 0.005%.

84

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Inception Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$8.51	$7.68	$8.99	$11.72	$12.25
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)	(0.02)	(0.07)	(0.14)	(0.04)
Net Realized and Unrealized Gain (Loss)	12.72	2.79	0.15	2.57	(0.05)
Total from Investment Operations	12.62	2.77	0.08	2.43	(0.09)
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)	(1.94)	(1.39)	(5.16)	(0.44)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$18.68	$8.51	$7.68	$8.99	$11.72
Total Return(4)	149.86%	36.71%	0.02%	21.57%	(0.73)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$229,641	$45,097	$34,166	$40,531	$87,864
Ratio of Expenses Before Expense Limitation	1.44%	1.52%	1.44%	1.51%	1.45%
Ratio of Expenses After Expense Limitation	1.25%(5)	1.29%(5)	1.25%(5)	1.34%(5)	1.37%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.25%(5)	N/A	1.25%(5)	1.34%(5)	N/A
Ratio of Net Investment Loss	(0.80)%(5)	(0.23)%(5)	(0.69)%(5)	(1.12)%(5)	(0.35)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00%(7)
Portfolio Turnover Rate	132%	99%	79%	97%	51%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2016, the maximum ratio was 1.40% for Class A shares.

(7)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Inception Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$7.65	$7.10	$8.46	$11.34	$11.92
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.16)	(0.07)	(0.11)	(0.19)	(0.10)
Net Realized and Unrealized Gain (Loss)	11.41	2.56	0.14	2.47	(0.04)
Total from Investment Operations	11.25	2.49	0.03	2.28	(0.14)
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)	(1.94)	(1.39)	(5.16)	(0.44)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$16.45	$7.65	$7.10	$8.46	$11.34
Total Return(4)	148.82%(8)	35.91%(4)	(0.58)%(4)	20.95%(4)	(1.17)%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,543	$1,218	$1,157	$1,310	$1,524
Ratio of Expenses Before Expense Limitation	2.10%	2.15%	2.07%	2.27%	2.21%
Ratio of Expenses After Expense Limitation	1.84%(5)	1.84%(5)	1.84%(5)	1.84%(5)	1.87%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.84%(5)	N/A	1.84%(5)	1.84%(5)	N/A
Ratio of Net Investment Loss	(1.43)%(5)	(0.78)%(5)	(1.28)%(5)	(1.61)%(5)	(0.88)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00%(7)
Portfolio Turnover Rate	132%	99%	79%	97%	51%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2016, the maximum ratio was 1.90% for Class L shares.

(7)	Amount is less than 0.005%.
(8)	Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Investment Overview.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Inception Portfolio

	Class C
	Year Ended December 31,			Period from May 31, 2017(1) to December 31, 2017
Selected Per Share Data and Ratios	2020	2019	2018
Net Asset Value, Beginning of Period	$8.24	$7.55	$8.93	$13.59
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)	(0.10)	(0.03)	(0.13)
Net Realized and Unrealized Gain	12.28	2.73	0.04	0.63
Total from Investment Operations	12.06	2.63	0.01	0.50
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)	(1.94)	(1.39)	(5.16)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$17.85	$8.24	$7.55	$8.93
Total Return(4)	147.97%	35.48%	(0.78)%	4.36% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,494	$688	$116	$30
Ratio of Expenses Before Expense Limitation	2.26%	2.75%	4.73%	21.29% (8)
Ratio of Expenses After Expense Limitation	2.07% (5)	2.09% (5)	2.09% (5)	2.10% (5)(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.07% (5)	N/A	2.09% (5)	2.10% (5)(8)
Ratio of Net Investment Loss	(1.61)% (5)	(0.99)% (5)	(1.50)% (5)	(1.82)% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.00% (6)(8)
Portfolio Turnover Rate	132%	99%	79%	97%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.
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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Inception Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$11.29	$9.69	$10.96	$13.29	$13.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)	0.01	(0.04)	(0.10)	0.01
Net Realized and Unrealized Gain (Loss)	16.97	3.53	0.16	2.93	(0.05)
Total from Investment Operations	16.89	3.54	0.12	2.83	(0.04)
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)	(1.94)	(1.39)	(5.16)	(0.44)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$25.73	$11.29	$9.69	$10.96	$13.29
Total Return(4)	150.79%	37.04%	0.38%	22.08%	(0.28)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$154,023	$64,712	$110,919	$129,126	$361,586
Ratio of Expenses Before Expense Limitation	1.11%	1.15%	1.11%	1.09%	1.03%
Ratio of Expenses After Expense Limitation	0.92%(5)	0.92%(5)	0.92%(5)	0.92%(5)	0.95%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.92%(5)	N/A	0.92%(5)	0.92%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.49)%(5)	0.12%(5)	(0.36)%(5)	(0.71)%(5)	0.08%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00%(7)
Portfolio Turnover Rate	132%	99%	79%	97%	51%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares. Prior to July 1, 2016, the maximum ratio was 0.98% for Class IS shares.

(7)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Permanence Portfolio

Class I
Selected Per Share Data and Ratios	Period from March 31, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.00) (3)
Net Realized and Unrealized Gain	5.51
Total from Investment Operations	5.51
Distributions from and/or in Excess of:
Net Realized Gain	(0.86)
Net Asset Value, End of Period	$14.65
Total Return(4)	55.46% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,147
Ratio of Expenses Before Expense Limitation	10.85% (8)
Ratio of Expenses After Expense Limitation	0.85% (5)(8)
Ratio of Net Investment Loss	(0.02)% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)(8)
Portfolio Turnover Rate	68% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Permanence Portfolio

Class A
Selected Per Share Data and Ratios	Period from March 31, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.01)
Net Realized and Unrealized Gain	5.48
Total from Investment Operations	5.47
Distributions from and/or in Excess of:
Net Realized Gain	(0.86)
Net Asset Value, End of Period	$14.61
Total Return(3)	55.05% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$256
Ratio of Expenses Before Expense Limitation	17.41% (7)
Ratio of Expenses After Expense Limitation	1.20% (4)(7)
Ratio of Net Investment Loss	(0.06)% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)(7)
Portfolio Turnover Rate	68% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Permanence Portfolio

Class C
Selected Per Share Data and Ratios	Period from March 31, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.11)
Net Realized and Unrealized Gain	5.49
Total from Investment Operations	5.38
Distributions from and/or in Excess of:
Net Realized Gain	(0.86)
Net Asset Value, End of Period	$14.52
Total Return(3)	54.15% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$21
Ratio of Expenses Before Expense Limitation	24.15% (7)
Ratio of Expenses After Expense Limitation	1.95% (4)(7)
Ratio of Net Investment Loss	(1.08)% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)(7)
Portfolio Turnover Rate	68% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Permanence Portfolio

Class IS
Selected Per Share Data and Ratios	Period from March 31, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.00) (3)
Net Realized and Unrealized Gain	5.51
Total from Investment Operations	5.51
Distributions from and/or in Excess of:
Net Realized Gain	(0.86)
Net Asset Value, End of Period	$14.65
Total Return(4)	55.45% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16
Ratio of Expenses Before Expense Limitation	25.34% (8)
Ratio of Expenses After Expense Limitation	0.80% (5)(8)
Ratio of Net Investment Income	0.03% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)(8)
Portfolio Turnover Rate	68% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

95

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

96

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

97

Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFIGRWTHPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Listed Real Asset Portfolios
Global Concentrated Real Estate Portfolio
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio
U.S. Real Estate Portfolio

Prospectus   |   April 30, 2021

Share Class and Ticker Symbol
Fund	Class I	Class A	Class L	Class C	Class IS
Global Concentrated Real Estate Portfolio	MCQIX	MCQAX	—	MCQCX	MCQJX
Global Infrastructure Portfolio	MTIIX	MTIPX	MTILX	MSGTX	MSGPX
Global Real Estate Portfolio	MRLAX	MRLBX	MGRLX	MSRDX	MGREX
Real Assets Portfolio	MRJIX	MRJAX	—	MRJCX	MRJSX
U.S. Real Estate Portfolio	MSUSX	MUSDX	MSULX	MSURX	MURSX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFILREPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Concentrated Real Estate Portfolio

Investment Objective
The Global Concentrated Real Estate Portfolio (the “Fund”) seeks to provide current income and long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 48 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	6.51%	34.01%	35.12%	33.78%
Total Annual Fund Operating Expenses[3]	7.26%	35.01%	36.87%	34.53%
Fee Waiver and/or Expense Reimbursement[3]	6.31%	33.71%	34.82%	33.63%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.95%	1.30%	2.05%	0.90%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Concentrated Real Estate Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$97	$1,574	$2,985	$6,242
Class A	$650	$5,620	$8,055	$10,001
Class C	$308	$5,573	$8,063	$9,893
Class IS	$92	$5,315	$7,908	$10,023

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$97	$1,574	$2,985	$6,242
Class A	$650	$5,620	$8,055	$10,001
Class C	$208	$5,573	$8,063	$9,893
Class IS	$92	$5,315	$7,908	$10,023
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I, 1.30% for Class A, 2.05% for Class C and 0.90% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s assets (plus any borrowings for investment purposes) will be invested in securities of companies in the real estate industry, including real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and similar entities established outside the United States (“foreign real estate companies”). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the real estate industry.
The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in companies located in emerging markets. Under normal market conditions, the Fund typically invests at least the lesser of (i) 40% of its total assets in the securities of issuers located outside of the United States or (ii) an amount of its total assets equal to the approximate percentage of issuers located outside of the United States included in the FTSE EPRA Nareit Developed Real Estate Net Total Return Index, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Adviser actively manages the Fund using a disciplined, bottom-up, fundamentally driven investment methodology. The Adviser’s proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser determines represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as environmental, social and corporate governance (“ESG”) factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down considerations are incorporated into the portfolio construction process and seek exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation, and integrate forecasted fundamental inflections and macroeconomic considerations, among other factors. The Adviser actively selects positions in a limited number of equity securities.

2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Concentrated Real Estate Portfolio (Con’t)

The Adviser generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.
The Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Adviser may engage with company management regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	REITs, REOCs and Foreign Real Estate Companies. Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be,

3

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Concentrated Real Estate Portfolio (Con’t)

and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance for one year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	12/31/20	20.79%
Low Quarter	03/31/20	-37.55%

4

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Concentrated Real Estate Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Since Inception
Class I (commenced operations on 06/18/2018)
Return Before Taxes	-21.64%	-8.23%
Return After Taxes on Distributions[1]	-22.13%	-9.52%
Return After Taxes on Distributions and Sale of Fund Shares	-12.74%	-6.54%
Class A (commenced operations on 06/18/2018)
Return Before Taxes	-26.03%	-10.46%
Class C (commenced operations on 06/18/2018)
Return Before Taxes	-23.31%	-9.27%
Class IS (commenced operations on 06/18/2018)
Return Before Taxes	-21.60%	-8.19%
FTSE EPRA Nareit Developed Real Estate Net Total Return Index (reflects no deduction for fees, expenses or taxes)[2]	-9.04%	2.07%[3]
Lipper Global Real Estate Funds Index (reflects no deduction for taxes)[4]	-5.16%	3.83%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	FTSE EPRA Nareit Developed Real Estate Net Total Return Index is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Manager. The Fund is managed by the Global Listed Real Assets team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Laurel Durkay	Managing Director	December 2020
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

5

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Concentrated Real Estate Portfolio (Con’t)

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

6

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Infrastructure Portfolio

Investment Objective
The Global Infrastructure Portfolio (the “Fund”) seeks to provide both capital appreciation and income.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 48 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.33%	0.28%	0.34%	0.37%	19.80%
Total Annual Fund Operating Expenses[3]	1.18%	1.38%	1.94%	2.22%	20.65%
Fee Waiver and/or Expense Reimbursement[3]	0.21%	0.17%	0.16%	0.15%	19.71%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.97%	1.21%	1.78%	2.07%	0.94%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

7

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Infrastructure Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$99	$354	$629	$1,413
Class A	$642	$923	$1,225	$2,081
Class L	$181	$594	$1,032	$2,251
Class C	$310	$680	$1,176	$2,330
Class IS	$96	$3,747	$6,345	$10,017

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$99	$354	$629	$1,413
Class A	$642	$923	$1,225	$2,081
Class L	$181	$594	$1,032	$2,251
Class C	$210	$680	$1,176	$2,330
Class IS	$96	$3,747	$6,345	$10,017
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.97% for Class I, 1.21% for Class A, 1.78% for Class L, 2.07% for Class C and 0.94% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies
The Adviser seeks to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects.
The Fund normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication, utilities and other services required for the normal function of society. Companies in the infrastructure business may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management, water purification/desalination, and other waste operations and (vi) the construction or operation of essential public structures. The Fund’s investments may include real estate investment trusts (“REITs”) and convertible securities. The Fund’s investments may include securities of small and medium capitalization companies. The Fund may invest up to 100% of its total assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least the lesser of (i) 40% of its total assets in the securities of issuers located outside of the United States or (ii) an amount of its total assets equal to the approximate percentage of issuers located outside of the United States included in the Dow Jones Brookfield Global Infrastructure IndexSM, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive

8

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Infrastructure Portfolio (Con’t)

purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund’s Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser deems to be materially important environmental and/or social issues facing a company.
The Fund’s Adviser shifts the Fund’s assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the infrastructure industry.
In selecting securities to buy, hold or sell for the Fund, the Adviser actively manages the Fund using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Infrastructure Industry. By concentrating its investments in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Other factors that may affect the operations of companies within the infrastructure industry include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets. Companies operating in the infrastructure industry face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations.

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such

9

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Infrastructure Portfolio (Con’t)

as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	REITs. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund. Certain infrastructure companies in which the Fund may invest may elect to be treated as a REIT for U.S. tax purposes, and would therefore be subject to the risks discussed above.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

10

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Infrastructure Portfolio (Con’t)

Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance, as well as a comparative sector index, and an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	03/31/19	14.04%
Low Quarter	03/31/20	-18.22%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 9/20/2010)
Return Before Taxes	-1.45%	8.59%	9.26%	9.51%
Return After Taxes on Distributions[1]	-2.48%	7.24%	7.94%	8.22%
Return After Taxes on Distributions and Sale of Fund Shares	-0.12%	6.66%	7.41%	7.65%
Class A (commenced operations on 9/20/2010)
Return Before Taxes	-6.86%	7.16%	8.39%	8.66%
Class L (commenced operations on 9/20/2010)
Return Before Taxes	-2.27%	7.71%	8.38%	8.62%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	-3.47%	7.41%	N/A	2.93%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	-1.37%	8.54%	N/A	7.01%
Dow Jones Brookfield Global Infrastructure IndexSM (reflects no deduction for fees, expenses or taxes)[2]	-6.97%	7.52%	8.15%	8.54%[3]
S&P Global BMI Index (reflects no deductionfor fees, expenses or taxes)[4]	16.78%	12.66%	9.60%	10.43%[3]
Lipper Global Infrastructure Funds Index (reflects no deduction for taxes)[5]	-1.22%	8.50%	N/A	N/A
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The index intends to measure all sectors of the infrastructure market. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Standard & Poor’s Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. The index members represent developed and emerging market countries. It is not possible to invest directly in an index.

11

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Infrastructure Portfolio (Con’t)

5	The Lipper Global Infrastructure Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Infrastructure Funds classification. There are currently 10 funds represented in this index. The history of this index began in October 2011. Therefore, there are no Ten Year and Since Inception return data available.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Matthew King	Managing Director	September 2010
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

12

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio

Investment Objective
The Global Real Estate Portfolio (the “Fund”) seeks to provide current income and capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 48 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[3]	0.41%	0.86%	0.54%	1.17%	0.22%
Total Annual Fund Operating Expenses [4]	1.21%	1.91%	2.09%	2.97%	1.02%
Fee Waiver and/or Expense Reimbursement[4]	0.20%	0.55%	0.23%	0.86%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.01%	1.36%	1.86%	2.11%	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

13

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$103	$364	$646	$1,448
Class A	$656	$1,043	$1,454	$2,598
Class L	$189	$633	$1,103	$2,403
Class C	$314	$838	$1,487	$2,977
Class IS	$97	$318	$556	$1,241

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$103	$364	$646	$1,448
Class A	$656	$1,043	$1,454	$2,598
Class L	$189	$633	$1,103	$2,403
Class C	$214	$838	$1,487	$2,977
Class IS	$97	$318	$556	$1,241
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	Other Expenses include interest expense of 0.01% which is not included in the determination of the expense limitation. Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.00%, 1.35%, 1.85%, 2.10%, and 0.94% for Class I, Class A, Class L, Class C and Class IS shares, respectively.
4	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 1.85% for Class L, 2.10% for Class C and 0.94% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the United States (“foreign real estate companies”). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets.
The Adviser and/or the Fund’s “Sub-Advisers,” Morgan Stanley Investment Management Limited (“MSIM Limited”) and Morgan Stanley Investment Management Company (“MSIM Company”), actively manage the Fund using a combination of bottom-up and top-down methodologies. The Adviser’s and/or Sub-Advisers’ proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser and/or Sub-Advisers determine represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down portion seeks exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. Top-down considerations include forecasted fundamental inflections, macroeconomic considerations, geopolitical and country risk assessments, among other factors.
The Fund’s Adviser and/or Sub-Advisers may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser and/or Sub-Advisers may

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Real Estate Portfolio (Con’t)

engage with company management regarding corporate governance practices as well as what the Fund’s Adviser and/or Sub-Advisers deem to be materially important environmental and/or social issues facing a company.
The Adviser and/or Sub-Advisers generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	REITs, REOCs and Foreign Real Estate Companies. Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio (Con’t)

securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	12/31/20	16.96%
Low Quarter	03/31/20	-32.73%

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Real Estate Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 08/30/2006)
Return Before Taxes	-14.33%	1.16%	3.84%	2.72%
Return After Taxes on Distributions[1]	-14.96%	-0.83%	2.42%	1.46%
Return After Taxes on Distributions and Sale of Fund Shares	-8.30%	0.48%	2.66%	1.78%
Class A (commenced operations on 08/30/2006)
Return Before Taxes	-19.17%	-0.25%	2.99%	2.04%
Class L (commenced operations on 06/16/2008)
Return Before Taxes	-15.17%	0.31%	3.02%	2.07%
Class C (commenced operations on 04/30/2015)
Return Before Taxes	-16.10%	0.05%	N/A	-0.80%
Class IS (commenced operations on 09/13/2013)
Return Before Taxes	-14.36%	1.21%	N/A	2.72%
FTSE EPRA Nareit Developed Real Estate Index-Net Total Return to U.S. Investors (reflects no deduction for fees, expenses or taxes)[2]	-8.45%	4.40%	6.05%	3.69%[3]
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[4]	15.90%	12.19%	9.87%	7.00%[3]
Lipper Global Real Estate Funds Index (reflects no deduction for taxes)[5]	-5.16%	5.16%	6.10%	N/A
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The FTSE EPRA Nareit Developed Real Estate Index—Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. “Net Total Return to U.S. Investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the index for periods after 1/31/05 (gross returns used prior to
1/31/05). It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
5	Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/ Sub-Adviser(s) or Affiliate	Date Began Managing Fund
Laurel Durkay	Managing Director of the Adviser	December 2020
Michiel te Paske	Managing Director of MSIM Limited	August 2006

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio (Con’t)

Name	Title with Adviser/ Sub-Adviser(s) or Affiliate	Date Began Managing Fund
Sven van Kemenade	Managing Director of MSIM FMIL	August 2006
Angeline Ho	Managing Director of MSIM Company	August 2006
Desmond Foong	Managing Director of MSIM Company	April 2015
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Real Assets Portfolio

Investment Objective
The Real Assets Portfolio (the “Fund”) seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 48 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	2.33%	9.76%	3.50%	22.20%
Total Annual Fund Operating Expenses [3]	2.93%	10.61%	5.10%	22.80%
Fee Waiver and/or Expense Reimbursement[3]	2.13%	9.46%	3.20%	22.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.80%	1.15%	1.90%	0.75%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$82	$705	$1,354	$3,099

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Real Assets Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$636	$2,609	$4,366	$7,966
Class C	$293	$1,244	$2,292	$5,913
Class IS	$77	$4,022	$6,688	$10,157

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$82	$705	$1,354	$3,099
Class A	$636	$2,609	$4,366	$7,966
Class C	$193	$1,244	$2,292	$5,913
Class IS	$77	$4,022	$6,688	$10,157
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.90% for Class C and 0.75% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s assets will be invested in “real assets.” Real assets may include publicly-traded real estate (real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”)), publicly-traded infrastructure companies, equities, including natural resource related equities, commodity-linked investments (including exposure to precious metals), master limited partnerships (“MLPs”), Treasury Inflation-Protected Securities (“TIPS”) and other fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. Exposures to these categories of real assets investments may change from time to time. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the real estate and infrastructure group of industries. The Fund will invest in companies or issuers located throughout the world, including investments in foreign securities and emerging markets.
The Fund’s Adviser has appointed an investment committee consisting of the Fund’s portfolio managers and other investment professionals associated with the Adviser and/or the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), to periodically review the Fund’s asset allocation and allocation targets. Based on the input of the investment committee, the Adviser and/or Sub-Adviser may adjust the allocations of the various real asset categories. Members of the investment committee will collaborate on an ongoing basis and will allocate and rebalance the Fund’s assets across each manager’s underlying and independently managed investment strategies on an opportunistic basis given current market conditions. Under normal circumstances, the Fund will target an investment allocation of 20% to 35% in global listed real estate, 20% to 35% in global listed infrastructure, 10% to 35% in inflation-sensitive equities, 20% to 30% in inflation-sensitive fixed-income securities and 0% to 5% in commodity-linked investments. Actual allocations will vary and may move and remain outside of these ranges for a variety of reasons, including, but not limited to, changes in investment outlook, market movements and cash flows into or out of the Fund.
When making allocation decisions, the Adviser and/or Sub-Adviser conduct quantitative and qualitative analysis, aiming to optimize the balance between return potential and risk across the publicly-traded real asset categories. Across the underlying real asset categories, the Adviser’s and/or Sub-Adviser’s approach combines a top-down process with bottom-up stock selection.
The Fund may use certain derivatives for the purposes of hedging, risk management, portfolio management or to earn income. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the real assets securities included within that policy.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Real Assets Portfolio (Con’t)

Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	REITs, REOCs and Foreign Real Estate Companies. Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•	Commodities. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

•	Natural Resources. Investments in securities of natural resources companies may be affected by a variety of factors, including global political and economic developments, natural disasters in major natural resource areas, fluctuations in commodity prices, government regulations and fluctuating demand caused by, among other things, rising interest rates, general economic conditions and energy conservation efforts.

•	Master Limited Partnerships. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments could have poor returns.

•	Infrastructure Companies. By investing in infrastructure companies, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within the infrastructure industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

•	Exchange-Traded Funds. Shares of exchange-traded funds (“ETFs”) have many of the same risks as direct investments in common stocks or bonds and their market value may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. As a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses while continuing to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will, in effect, be absorbing duplicate levels of fees. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Real Assets Portfolio (Con’t)

changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. TIPS are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of TIPS tend to decline when real interest rates increase. Interest payments on TIPS will fluctuate as the principal and/or interest is periodically adjusted to a specified rate of inflation and can be unpredictable.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Asset Allocation. The Fund’s allocations to the various underlying and independently managed investment strategies may cause the Fund to underperform a particular individual strategy or other funds, including those with a similar investment objective. It is

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Real Assets Portfolio (Con’t)

possible that Fund assets could be allocated to underlying and independently managed investment strategies that perform poorly or underperform other investments under various market conditions.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance for one year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	12/31/20	10.83%
Low Quarter	03/31/20	-18.55%

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Real Assets Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Since Inception
Class I (commenced operations on 06/18/2018)
Return Before Taxes	0.39%	4.14%
Return After Taxes on Distributions[1]	-0.11%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares	0.34%	2.90%
Class A (commenced operations on 06/18/2018)
Return Before Taxes	-5.16%	1.61%
Class C (commenced operations on 06/18/2018)
Return Before Taxes	-1.80%	2.97%
Class IS (commenced operations on 06/18/2018)
Return Before Taxes	0.42%	4.17%
MSCI World Net Index (reflects no deductionfor fees, expenses or taxes)[2]	15.90%	11.65%[3]
MSIF Real Assets Benchmark Blend Index (reflects no deduction for taxes)[4]	2.88%	7.03%[3]
Lipper Real Returns Funds Index (reflects no deduction for taxes)[5]	4.77%	2.80%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	MSIF Real Assets Benchmark Blend Index is comprised of 25% MSCI World Net Index (benchmark that measures the equity market performance of developed markets), 25% Dow Jones Brookfield Global Infrastructure IndexSM (benchmark that measures the stock performance of companies that exhibit strong infrastructure characteristics), 25% FTSE EPRA Nareit Developed Real Estate Net Total Return Index (a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets) and 25% Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index (TIPS) (a benchmark that measures the performance of the TIPS market. TIPS are bonds issued by the U.S. Treasury that pay a coupon on the adjusted principal of the bond). It is not possible to invest directly in an index.
5	Lipper Real Return Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Return Funds classification. There are currently 10 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team, Portfolio Solutions Group, Global Multi-Asset team and Global Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Laurel Durkay	Managing Director	December 2020
Matthew King	Managing Director	Since inception
Ryan Meredith	Managing Director	Since inception
Mark A. Bavoso	Managing Director	Since inception
Christian G. Roth	Managing Director	Since inception

24

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Real Assets Portfolio (Con’t)

Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

U.S. Real Estate Portfolio

Investment Objective
The U.S. Real Estate Portfolio (the “Fund”) seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”).
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 48 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.49%	0.57%	0.66%	1.69%	0.50%
Total Annual Fund Operating Expenses[3]	1.19%	1.52%	2.11%	3.39%	1.20%
Fee Waiver and/or Expense Reimbursement[3]	0.29%	0.27%	0.36%	1.39%	0.37%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.90%	1.25%	1.75%	2.00%	0.83%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

26

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

U.S. Real Estate Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$92	$349	$626	$1,417
Class A	$646	$955	$1,286	$2,221
Class L	$178	$626	$1,101	$2,413
Class C	$303	$913	$1,645	$3,152
Class IS	$85	$344	$624	$1,422

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$92	$349	$626	$1,417
Class A	$646	$955	$1,286	$2,221
Class L	$178	$626	$1,101	$2,413
Class C	$203	$913	$1,645	$3,152
Class IS	$85	$344	$624	$1,422
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I, 1.25% for Class A, 1.75% for Class L, 2.00% for Class C and 0.83% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser seeks a combination of above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Fund focuses on REITs as well as real estate operating companies (“REOCs”) that invest in a variety of property types and regions.
The Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Adviser may engage with company management regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.
The Adviser actively manages the Fund using a combination of bottom-up and top-down methodologies. The Adviser’s proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser determines represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down portion seeks exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. Top-down considerations include forecasted fundamental inflections and macroeconomic considerations, among other factors.
The Adviser generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

U.S. Real Estate Portfolio (Con’t)

Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	REITs and REOCs. Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	12/31/20	16.76%

28

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

U.S. Real Estate Portfolio (Con’t)

Low Quarter	03/31/20	-35.65%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 2/24/1995)
Return Before Taxes	-18.05%	-0.40%	5.12%	9.98%
Return After Taxes on Distributions[1]	-19.12%	-3.95%	2.40%	7.14%
Return After Taxes on Distributions and Sale of Fund Shares	-10.79%	-0.49%	3.82%	7.75%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	-22.61%	-1.77%	4.25%	8.92%
Class L (commenced operations on 11/11/2011)
Return Before Taxes	-18.77%	-1.24%	N/A	4.28%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	-19.71%	-1.48%	N/A	-0.85%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	-17.98%	-0.32%	N/A	3.90%
FTSE Nareit Equity REITs Index (reflects no deduction for fees, expenses or taxes)[2]	-8.00%	4.77%	8.31%	9.90%[3]
S&P 500® Index (reflects no deductionfor fees, expenses or taxes)[4]	18.40%	15.22%	13.88%	10.31%[3]
Lipper Real Estate Funds Index (reflects no deduction for taxes)[5]	-2.91%	5.75%	8.42%	N/A
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Standard & Poor’s 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.
5	Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Laurel Durkay	Managing Director	December 2020
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

29

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

U.S. Real Estate Portfolio (Con’t)

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Concentrated Real Estate Portfolio

Investment Objective
The Global Concentrated Real Estate Portfolio seeks to provide current income and long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including REITs, REOCs and foreign real estate companies. The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in companies located in emerging markets. The Adviser’s approach emphasizes a bottom-up stock selection. Under normal market conditions, the Fund invests at least 40% of its total assets in the securities of issuers located outside of the United States.
Process
The Adviser actively manages the Fund using a disciplined, bottom-up, fundamentally driven investment methodology. The Adviser’s proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser determines represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down considerations are incorporated into the portfolio construction process and seek exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation, and integrate forecasted fundamental inflections and macroeconomic considerations, among other factors. The Adviser generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe. The Adviser actively selects positions in a limited number of equity securities.
Under normal circumstances, at least 80% of the Fund’s assets (plus any borrowings for investment purposes) will be invested in securities of companies in the real estate industry, including REITs, REOCs and foreign real estate companies. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the real estate industry.
A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, operation, construction, management, financing or sale of residential, commercial or industrial real estate and land or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate and land.
The Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Adviser may engage with company management regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. Under normal market conditions, the Fund typically invests at least the lesser of (i) 40% of its total assets in the securities of issuers located outside of the United States or (ii) an amount of its total assets equal to the approximate percentage of issuers located outside of the United States included in the FTSE EPRA Nareit Developed Real Estate Net Total Return Index, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Infrastructure Portfolio

Investment Objective
The Global Infrastructure Portfolio seeks to provide both capital appreciation and income.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser seeks to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects.
Process
The Fund normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication, utilities and other services required for the normal function of society. Companies in the infrastructure business may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management, water purification/desalination, and other waste operations and (vi) the construction or operation of essential public structures. The Fund’s equity investments may include REITs. The Fund’s investments may include securities of small and medium capitalization companies. The Fund may invest up to 100% of its total assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least the lesser of (i) 40% of its total assets in the securities of issuers located outside of the United States or (ii) an amount of its total assets equal to the approximate percentage of issuers located outside of the United States included in the Dow Jones Brookfield Global Infrastructure IndexSM, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund’s Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser deems to be materially important environmental and/or social issues facing a company.
The Adviser shifts the Fund’s assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the infrastructure industry.
In selecting securities to buy, hold or sell for the Fund, the Adviser actively manages the Fund using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The remaining 20% of the Fund’s total assets may be invested in fixed-income securities, equity securities of companies not engaged in the infrastructure business, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities, and asset-backed securities. The Fund may invest up to 5% of its total assets in fixed-income securities rated below investment grade (often referred to as “high yield securities” or “junk bonds”).

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Real Estate Portfolio

Investment Objective
The Global Real Estate Portfolio seeks to provide current income and capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser and/or Sub-Advisers seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including REOCs, REITs and foreign real estate companies. The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Adviser’s and/or Sub-Advisers’ approach emphasizes a bottom-up stock selection with a top-down global allocation.
Process
The Adviser and/or Sub-Advisers actively manage the Fund using a combination of bottom-up and top-down methodologies. The Adviser’s and/or Sub-Advisers’ proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser and/or Sub-Advisers determine represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down portion seeks exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. Top-down considerations include forecasted fundamental inflections, macroeconomic considerations, geopolitical and country risk assessments, among other factors.
Under normal circumstances, at least 80% of the Fund’s assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including REOCs, REITs and foreign real estate companies. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, operation, construction, management, financing or sale of residential, commercial or industrial real estate and land or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate and land.
The Fund’s Adviser and/or Sub-Advisers may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser and/or Sub-Advisers may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.
The Adviser and/or Sub-Advisers generally consider selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Real Assets Portfolio

Investment Objective
The Real Assets Portfolio seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser and/or Sub-Adviser seek total return by investing primarily in real assets. Real assets may include publicly-traded real estate, publicly-traded infrastructure companies, equities, including natural resource related equities, commodity-linked investments (including exposure to precious metals), MLPs, TIPS and other fixed-income securities. The Fund will invest in companies or issuers of any size market capitalization located throughout the world, including investments in foreign securities and emerging markets. The Adviser’s and/or Sub-Adviser’s approach combines a top-down process with bottom-up stock selection.
Process
The Adviser and/or Sub-Adviser actively manage the Fund using a combination of top-down and bottom-up methodologies. When making allocation decisions, the Adviser and/or Sub-Adviser conduct quantitative and qualitative analysis, aiming to optimize the balance between return potential and risk across the publicly-traded real asset categories.
The Adviser has appointed an investment committee consisting of the Fund’s portfolio managers and other investment professionals associated with the Adviser and/or Sub-Adviser to periodically review the Fund’s asset allocation and allocation targets. Based on the input of the investment committee, the Adviser and/or Sub-Adviser may adjust the allocations of the various real asset categories. Members of the investment committee will collaborate on an ongoing basis and will allocate and rebalance the Fund’s assets across each manager’s underlying and independently managed investment strategies on a opportunistic basis given current market conditions. Under normal circumstances, the Fund will target an investment allocation of 20% to 35% in global listed real estate, 20% to 35% in global listed infrastructure, 10% to 35% in inflation-sensitive equities, 20% to 30% in inflation-sensitive fixed-income securities and 0% to 5% in commodity-linked investments. Actual allocations will vary and may move and remain outside of these ranges for a variety of reasons, including, but not limited to, changes in investment outlook, market movements and cash flows into or out of the Fund.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in real assets. Real assets may include publicly-traded real estate (REITs and REOCs), publicly-traded infrastructure companies, equities, including natural resource related equities, commodity-linked investments (including exposure to precious metals), MLPs, TIPS and other fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the real estate and infrastructure group of industries.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

U.S. Real Estate Portfolio

Investment Objective
The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs.
Approach
The Adviser seeks a combination of above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Fund focuses on REITs as well as REOCs that invest in a variety of property types and regions. The Adviser’s approach emphasizes bottom-up stock selection with a top-down asset allocation.
Process
The Adviser actively manages the Fund using a combination of bottom-up and top-down methodologies. The Adviser’s proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser determines represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down portion seeks exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. Top-down considerations include forecasted fundamental inflections and macroeconomic considerations, among other factors.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) it is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues or profits from either goods produced, sales made or services performed in the United States, if it is organized or has a principal office in the United States or has at least 50% of its assets in the United States; and (2) it is considered to be in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, operation, construction, management, financing or sale of residential, commercial or industrial real estate and land, or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate and land.
The Fund’s Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser deems to be materially important environmental and/or social issues facing a company.
The Adviser generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.

35

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, REITs, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent

36

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
Real Estate Investing
Each Fund invests in companies in the real estate industry. As a result, these companies (and, therefore, the Funds) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate markets. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.
Foreign Investing
To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely

37

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the United States, or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make a Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund.
In connection with their investments in foreign securities, certain Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Emerging Market Securities
Certain Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Funds may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or Sub-Advisers may use derivatives to reduce this risk. The Adviser and/or Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

38

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Real Estate Investment Trusts, Real Estate Operating Companies and Foreign Real Estate Companies
Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. REOCs are entities that generally are engaged directly in real estate management or development activities. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs, REOCs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Fund invests in REITs, REOCs and foreign real estate companies.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Funds may face a heightened level of interest rate risk in times of monetary policy changes and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Fund may have to reinvest the proceeds at a lower rate of interest.
Liquidity
Certain Funds may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If a Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
ESG Investment Risk
The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.
Large Shareholder Transactions Risk
A Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.

39

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Investment Discretion
In pursuing a Fund’s investment objective, the Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Advisers, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect a Fund’s performance.
Temporary Defensive Investments
When the Adviser and/or Sub-Advisers believe that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser and/or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect a Fund’s performance and a Fund may not achieve its investment objective.

40

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Sub-Advisers
The Adviser has entered into Sub-Advisory Agreements with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Global Real Estate Portfolio, and the Real Assets Portfolio with respect to MSIM Limited only). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Funds.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Global Concentrated Real Estate	0.00%
Global Infrastructure	0.74%
Global Real Estate	0.73%
Real Assets	0.00%
U.S. Real Estate	0.44%
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Global Concentrated Real Estate	0.95%	1.30%	N/A	2.05%	0.90%
Global Infrastructure	0.97%	1.21%	1.78%	2.07%	0.94%
Global Real Estate	1.00%	1.35%	1.85%	2.10%	0.94%
Real Assets	0.80%	1.15%	N/A	1.90%	0.75%
U.S. Real Estate	0.90%	1.25%	1.75%	2.00%	0.83%

41

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

Portfolio Management
Global Concentrated Real Estate Portfolio
The Fund is managed by the Global Listed Real Assets team. The team consists of portfolio managers and analysts. The current member of the team responsible for the day-to-day management of the Fund is Laurel Durkay.
Ms. Durkay has been associated with the Adviser in an investment management capacity since December 2020. Prior to joining the Adviser, Ms. Durkay was a Senior Vice President and Global Portfolio Manager for Listed Real Estate at Cohen & Steers Capital Management.
Together, the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.
Global Infrastructure Portfolio
The Fund is managed by members of the Global Listed Real Assets team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund is Matthew King.
Mr. King has been associated with the Adviser in an investment management capacity since 2008.
Together, the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.
Global Real Estate Portfolio
The Fund is managed by members of the Global Listed Real Assets team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Laurel Durkay, Michiel te Paske, Sven van Kemenade, Angeline Ho and Desmond Foong.
Ms. Durkay has been associated with the Adviser in an investment management capacity since December 2020. Prior to joining the Adviser, Ms. Durkay was a Senior Vice President and Global Portfolio Manager for Listed Real Estate at Cohen & Steers Capital Management. Mr. te Paske has been associated with MSIM Limited in an investment management capacity since 1997. Mr. van Kemenade has been associated with MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) in an investment management capacity since 2021. Prior to joining MSIM FMIL, Mr. van Kemenade was associated with MSIM Limited in an investment management capacity from 1997 through 2020. Ms. Ho has been associated with MSIM Company in an investment management capacity since 1997. Mr. Foong has been associated with MSIM Company in an investment management capacity since 2011.
Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.
Real Assets Portfolio
The Fund is managed by members of the Global Listed Real Assets team, Portfolio Solutions Group, Global Multi-Asset team and Global Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Laurel Durkay, Matthew King, Ryan Meredith, Mark A. Bavoso and Christian G. Roth.
Ms. Durkay has been associated with the Adviser in an investment management capacity since December 2020. Prior to joining the Adviser, Ms. Durkay was a Senior Vice President and Global Portfolio Manager for Listed Real Estate at Cohen & Steers Capital Management. Mr. King has been associated with the Adviser in an investment management capacity since 2008. Mr. Meredith has been associated with the Adviser in an investment management capacity since 2007. Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986. Mr. Roth has been associated with the Adviser in an investment management capacity since 1991.
Together, the team, with the input of the investment committee, determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.
U.S. Real Estate Portfolio
The Fund is managed by members of the Global Listed Real Assets team. The team consists of portfolio managers and analysts. The current member of the team responsible for the day-to-day management of the Fund is Laurel Durkay.
Ms. Durkay has been associated with the Adviser in an investment management capacity since December 2020. Prior to joining the Adviser, Ms. Durkay was a Senior Vice President and Global Portfolio Manager for Listed Real Estate at Cohen & Steers Capital Management.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

Together, the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.
In rendering investment advisory services to the Global Real Estate Portfolio, the Adviser uses the portfolio management, research and other resources of MSIM FMIL, a foreign (non-U.S.) affiliate of Morgan Stanley Investment Management Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through this “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The composition of each team may change from time to time.

43

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
The Company has suspended offering Class L shares of the Funds to all investors. Class L shares of the Global Concentrated Real Estate Portfolio and Real Assets Portfolio are not being offered at this time. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The Company currently offers investors Class I, Class A, Class C and Class IS shares of each Fund. The Company also offers Class IR shares of the Global Infrastructure, Global Real Estate and U.S. Real Estate Portfolios through a separate prospectus. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.
Minimum Investment Amounts
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with a Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of each Fund. The Distributor receives no compensation from the Funds for distributing Class I and Class IS shares of the Funds. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and

44

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis, and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis.
The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV or the price of a Fund. For more information, please see the Company’s SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser and/or Sub-Advisers determine that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Funds’ Investment Strategies and Related Risks” and “The Funds’ Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

45

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from a Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Funds’ sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from a Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from a Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.
Initial Purchase by Wire
You may purchase shares of a Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by

46

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”

47

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Sales Charges Applicable to Purchases of Class A Shares
Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.
In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

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Shareholder Information (Con’t)

•	The reinvestment of dividends from Class A shares in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.
Combined Purchase Privilege
You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.
Right of Accumulation
Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:
(a) the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,
(b) plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.
Notification
You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.
Letter of Intent
The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.
You should retain any records necessary to substantiate historical costs because a Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

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Shareholder Information (Con’t)

Conversion Features
A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of a Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of a Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.
A shareholder currently holding a class of shares of a Fund in a Merrill Lynch Advisory Program account may have such shares converted by Merrill Lynch to an eligible class of shares of a Fund for a Merrill Lynch brokerage account upon the transfer of the shares of a Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.
After eight years, Class C shares of a Fund generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.
Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that a Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by a Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Funds, the Adviser and/or the Distributor pursuant to which they may place orders prior to

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Shareholder Information (Con’t)

the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of a Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Class L shares of a Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call a Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of a Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers. However, each Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. A Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that a Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
The Global Concentrated Real Estate Portfolio’s, Global Infrastructure Portfolio’s and Global Real Estate Portfolio’s policy is to distribute to shareholders substantially all of their net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Real Assets Portfolio’s and U.S. Real Estate Portfolio’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of quarterly dividends and to distribute net realized capital gains, if any, at least annually.
The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. Generally, dividends paid by REITs will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. The IRS has recently issued proposed regulations permitting a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the proposed regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another Fund is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other Fund. Conversions of shares between classes will not result in taxation.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains and, under certain circumstances, at the rate of 21% on certain capital gain dividends.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of

55

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of each Fund, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Funds are based on the average net assets of such Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Concentrated Real Estate Portfolio

	Class I
	Year Ended December 31,		Period from June 18, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$9.48	$8.64	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17	0.16	0.23
Net Realized and Unrealized Gain (Loss)	(2.22)	0.99	(1.16)
Total from Investment Operations	(2.05)	1.15	(0.93)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.31)	(0.29)
Paid-in-Capital	—	—	(0.14)
Total Distributions	(0.13)	(0.31)	(0.43)
Net Asset Value, End of Period	$7.30	$9.48	$8.64
Total Return(3)	(21.64)%	13.38%	(9.49)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,813	$4,866	$4,295
Ratio of Expenses Before Expense Limitation	7.26%	6.15%	8.58% (7)
Ratio of Expenses After Expense Limitation	0.95% (4)	0.94% (4)	0.94% (4)(7)
Ratio of Net Investment Income	2.41% (4)	1.67% (4)	4.42% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)(7)
Portfolio Turnover Rate	31%	21%	19% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Concentrated Real Estate Portfolio

	Class A
	Year Ended December 31,		Period from June 18, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$9.48	$8.65	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14	0.12	0.21
Net Realized and Unrealized Gain (Loss)	(2.22)	0.99	(1.15)
Total from Investment Operations	(2.08)	1.11	(0.94)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.28)	(0.27)
Paid-in-Capital	-	-	(0.14)
Total Distributions	(0.10)	(0.28)	(0.41)
Net Asset Value, End of Period	$7.30	$9.48	$8.65
Total Return(3)	(21.90)%	12.85%	(9.57)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8	$10	$9
Ratio of Expenses Before Expense Limitation	35.01%	26.09%	26.73% (7)
Ratio of Expenses After Expense Limitation	1.30% (4)	1.30% (4)	1.30% (4)(7)
Ratio of Net Investment Income	2.08% (4)	1.31% (4)	4.06% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)(7)
Portfolio Turnover Rate	31%	21%	19% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Concentrated Real Estate Portfolio

	Class C
	Year Ended December 31,		Period from June 18, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$9.48	$8.65	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09	0.05	0.17
Net Realized and Unrealized Gain (Loss)	(2.23)	0.98	(1.15)
Total from Investment Operations	(2.14)	1.03	(0.98)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.20)	(0.23)
Paid-in-Capital	-	-	(0.14)
Total Distributions	(0.05)	(0.20)	(0.37)
Net Asset Value, End of Period	$7.29	$9.48	$8.65
Total Return(3)	(22.55)%	12.01%	(9.94)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8	$10	$9
Ratio of Expenses Before Expense Limitation	36.87%	26.91%	27.50% (7)
Ratio of Expenses After Expense Limitation	2.05% (4)	2.05% (4)	2.05% (4)(7)
Ratio of Net Investment Income	1.31% (4)	0.55% (4)	3.30% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)(7)
Portfolio Turnover Rate	31%	21%	19% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Concentrated Real Estate Portfolio

	Class IS
	Year Ended December 31,		Period from June 18, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$9.48	$8.64	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17	0.16	0.23
Net Realized and Unrealized Gain (Loss)	(2.22)	0.99	(1.16)
Total from Investment Operations	(2.05)	1.15	(0.93)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.31)	(0.29)
Paid-in-Capital	—	—	(0.14)
Total Distributions	(0.13)	(0.31)	(0.43)
Net Asset Value, End of Period	$7.30	$9.48	$8.64
Total Return(3)	(21.60)%	13.43%	(9.47)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8	$10	$9
Ratio of Expenses Before Expense Limitation	34.53%	25.85%	26.46% (7)
Ratio of Expenses After Expense Limitation	0.90% (4)	0.90% (4)	0.90% (4)(7)
Ratio of Net Investment Income	2.46% (4)	1.71% (4)	4.45% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)(7)
Portfolio Turnover Rate	31%	21%	19% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

63

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$15.37	$12.39	$14.64	$14.02	$12.59
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13	0.35	0.31	0.44	0.40
Net Realized and Unrealized Gain (Loss)	(0.36)	3.11	(1.45)	1.33	1.55
Total from Investment Operations	(0.23)	3.46	(1.14)	1.77	1.95
Distributions from and/or in Excess of:
Net Investment Income	(0.40)	(0.36)	(0.37)	(0.42)	(0.37)
Net Realized Gain	(0.27)	(0.12)	(0.74)	(0.73)	(0.15)
Total Distributions	(0.67)	(0.48)	(1.11)	(1.15)	(0.52)
Net Asset Value, End of Period	$14.47	$15.37	$12.39	$14.64	$14.02
Total Return(3)	(1.45)%	27.94%	(8.02)%	12.70%	15.55%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,255	$89,371	$65,311	$95,219	$58,794
Ratio of Expenses Before Expense Limitation	1.18%	1.16%	1.16%	1.08%	1.04%
Ratio of Expenses After Expense Limitation	0.97%(4)	0.97%(4)	0.97%(4)	0.91%(4)(5)	0.85%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.97%(4)	0.97%(4)	N/A	N/A	N/A
Ratio of Net Investment Income	0.94%(4)	2.40%(4)	2.21%(4)	2.93%(4)	2.85%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.01%	0.01%
Portfolio Turnover Rate	62%	30%	43%	45%	48%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.87% for Class I shares.

(6)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Infrastructure Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$15.33	$12.36	$14.60	$13.99	$12.56
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11	0.31	0.28	0.39	0.36
Net Realized and Unrealized Gain (Loss)	(0.37)	3.10	(1.45)	1.33	1.55
Total from Investment Operations	(0.26)	3.41	(1.17)	1.72	1.91
Distributions from and/or in Excess of:
Net Investment Income	(0.36)	(0.32)	(0.33)	(0.38)	(0.33)
Net Realized Gain	(0.27)	(0.12)	(0.74)	(0.73)	(0.15)
Total Distributions	(0.63)	(0.44)	(1.07)	(1.11)	(0.48)
Net Asset Value, End of Period	$14.44	$15.33	$12.36	$14.60	$13.99
Total Return(3)	(1.69)%	27.62%	(8.22)%	12.37%	15.29%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$213,128	$240,350	$212,919	$278,780	$275,481
Ratio of Expenses Before Expense Limitation	1.38%	1.37%	1.37%	1.38%	1.37%
Ratio of Expenses After Expense Limitation	1.21%(4)	1.21%(4)	1.21%(4)	1.15%(4)(5)	1.10%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.21%(4)	1.21%(4)	N/A	N/A	N/A
Ratio of Net Investment Income	0.74%(4)	2.16%(4)	2.00%(4)	2.63%(4)	2.60%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.01%	0.01%
Portfolio Turnover Rate	62%	30%	43%	45%	48%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.21% for Class A shares. Prior to July 1, 2017, the maximum ratio was 1.11% for Class A shares.

(6)	Amount is less than 0.005%.

65

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Infrastructure Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$15.29	$12.33	$14.55	$13.94	$12.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.02	0.23	0.20	0.31	0.28
Net Realized and Unrealized Gain (Loss)	(0.36)	3.08	(1.44)	1.33	1.54
Total from Investment Operations	(0.34)	3.31	(1.24)	1.64	1.82
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.23)	(0.24)	(0.30)	(0.25)
Net Realized Gain	(0.27)	(0.12)	(0.74)	(0.73)	(0.15)
Total Distributions	(0.55)	(0.35)	(0.98)	(1.03)	(0.40)
Net Asset Value, End of Period	$14.40	$15.29	$12.33	$14.55	$13.94
Total Return(3)	(2.27)%	26.87%	(8.73)%	11.80%	14.57%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,163	$3,718	$3,805	$5,634	$5,534
Ratio of Expenses Before Expense Limitation	1.94%	1.93%	1.87%	1.95%	1.95%
Ratio of Expenses After Expense Limitation	1.78%(4)	1.78%(4)	1.78%(4)	1.72%(4)(5)	1.67%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.78%(4)	1.78%(4)	N/A	N/A	N/A
Ratio of Net Investment Income	0.17%(4)	1.58%(4)	1.41%(4)	2.06%(4)	2.03%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.01%	0.01%
Portfolio Turnover Rate	62%	30%	43%	45%	48%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.78% for Class L shares. Prior to July 1, 2017, the maximum ratio was 1.68% for Class L shares.

(6)	Amount is less than 0.005%.

66

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Infrastructure Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$15.08	$12.17	$14.36	$13.81	$12.47
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)	0.18	0.16	0.29	0.26
Net Realized and Unrealized Gain (Loss)	(0.36)	3.05	(1.42)	1.28	1.52
Total from Investment Operations	(0.38)	3.23	(1.26)	1.57	1.78
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.20)	(0.19)	(0.29)	(0.29)
Net Realized Gain	(0.27)	(0.12)	(0.74)	(0.73)	(0.15)
Total Distributions	(0.52)	(0.32)	(0.93)	(1.02)	(0.44)
Net Asset Value, End of Period	$14.18	$15.08	$12.17	$14.36	$13.81
Total Return(3)	(2.53)%	26.55%	(9.02)%	11.42%	14.35%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,787	$2,901	$2,580	$3,601	$784
Ratio of Expenses Before Expense Limitation	2.22%	2.20%	2.20%	2.23%	2.69%
Ratio of Expenses After Expense Limitation	2.07% (4)	2.07% (4)	2.07% (4)	2.02% (4)(5)	1.96% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.07% (4)	2.07% (4)	N/A	N/A	N/A
Ratio of Net Investment Income	(0.12)% (4)	1.30% (4)	1.14% (4)	1.96% (4)	1.90% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.01%	0.01%
Portfolio Turnover Rate	62%	30%	43%	45%	48%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.07% for Class C shares. Prior to July 1, 2017, the maximum ratio was 1.97% for Class C shares.

(6)	Amount is less than 0.005%.

67

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Infrastructure Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$15.29	$12.38	$14.63	$14.02	$12.58
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15	0.38	0.32	0.45	0.43
Net Realized and Unrealized Gain (Loss)	(0.37)	3.01	(1.46)	1.32	1.53
Total from Investment Operations	(0.22)	3.39	(1.14)	1.77	1.96
Distributions from and/or in Excess of:
Net Investment Income	(0.40)	(0.36)	(0.37)	(0.43)	(0.37)
Net Realized Gain	(0.27)	(0.12)	(0.74)	(0.73)	(0.15)
Total Distributions	(0.67)	(0.48)	(1.11)	(1.16)	(0.52)
Net Asset Value, End of Period	$14.40	$15.29	$12.38	$14.63	$14.02
Total Return(3)	(1.37)%	27.31%	(7.92)%	12.65%	15.66%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11	$11	$24,462	$9,516	$5,921
Ratio of Expenses Before Expense Limitation	20.65%	1.05%	1.05%	1.06%	1.08%
Ratio of Expenses After Expense Limitation	0.94%(4)	0.94%(4)	0.94%(4)	0.89%(4)(5)	0.83%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.94%(4)	0.94%(4)	N/A	N/A	N/A
Ratio of Net Investment Income	1.03%(4)	2.71%(4)	2.26%(4)	2.95%(4)	3.02%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.01%	0.01%
Portfolio Turnover Rate	62%	30%	43%	45%	48%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2017, the maximum ratio was 0.84% for Class IS shares.

(6)	Amount is less than 0.005%.

68

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.87	$9.19	$11.13	$10.76	$10.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15	0.24	0.27	0.25	0.21
Net Realized and Unrealized Gain (Loss)	(1.57)	1.43	(1.11)	0.80	0.15
Total from Investment Operations	(1.42)	1.67	(0.84)	1.05	0.36
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.54)	(0.51)	(0.15)	(0.34)
Net Realized Gain	(0.08)	(0.45)	(0.59)	(0.53)	(0.04)
Paid-in-Capital	—	—	—	—	(0.02)
Total Distributions	(0.19)	(0.99)	(1.10)	(0.68)	(0.40)
Net Asset Value, End of Period	$8.26	$9.87	$9.19	$11.13	$10.76
Total Return(3)	(14.33)%	18.35%	(7.92)%	9.73%	3.42%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$84,874	$323,386	$361,680	$553,319	$471,790
Ratio of Expenses Before Expense Limitation	1.20%	1.05%	1.10%	1.07%	1.04%
Ratio of Expenses After Expense Limitation	1.01%(4)(6)	1.00%(4)	1.03%(4)(5)	1.05%(4)	1.04%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.00%(4)	1.00%(4)	1.03%(4)	1.05%(4)	N/A
Ratio of Net Investment Income	1.86%(4)	2.36%(4)	2.54%(4)	2.20%(4)	1.88%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	51%	24%	38%	39%	26%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2018, the maximum ratio was 1.05% for Class I shares.

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.

69

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.85	$9.17	$11.10	$10.71	$10.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13	0.21	0.23	0.17	0.17
Net Realized and Unrealized Gain (Loss)	(1.58)	1.41	(1.10)	0.84	0.16
Total from Investment Operations	(1.45)	1.62	(0.87)	1.01	0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.49)	(0.47)	(0.09)	(0.30)
Net Realized Gain	(0.08)	(0.45)	(0.59)	(0.53)	(0.04)
Paid-in-Capital	—	—	—	—	(0.02)
Total Distributions	(0.15)	(0.94)	(1.06)	(0.62)	(0.36)
Net Asset Value, End of Period	$8.25	$9.85	$9.17	$11.10	$10.71
Total Return(3)	(14.65)%	17.90%	(8.19)%	9.44%	3.12%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,316	$10,728	$12,775	$17,701	$92,730
Ratio of Expenses Before Expense Limitation	1.90%	1.37%	1.39%	N/A	1.36%
Ratio of Expenses After Expense Limitation	1.36%(4)(6)	1.35%(4)	1.38%(4)(5)	1.35%(4)	1.35%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.35%(4)	1.35%(4)	1.38%(4)	1.35%(4)	N/A
Ratio of Net Investment Income	1.63%(4)	2.00%(4)	2.18%(4)	1.55%(4)	1.51%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	51%	24%	38%	39%	26%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2018, the maximum ratio was 1.40% for Class A shares.

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.
70

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.75	$9.09	$11.01	$10.64	$10.61
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.08	0.16	0.17	0.14	0.12
Net Realized and Unrealized Gain (Loss)	(1.56)	1.40	(1.09)	0.81	0.16
Total from Investment Operations	(1.48)	1.56	(0.92)	0.95	0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.45)	(0.41)	(0.05)	(0.19)
Net Realized Gain	(0.08)	(0.45)	(0.59)	(0.53)	(0.04)
Paid-in-Capital	—	—	—	—	(0.02)
Total Distributions	(0.09)	(0.90)	(1.00)	(0.58)	(0.25)
Net Asset Value, End of Period	$8.18	$9.75	$9.09	$11.01	$10.64
Total Return(3)	(15.17)%	17.37%	(8.74)%	8.89%	2.65%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$522	$1,419	$1,220	$1,344	$1,483
Ratio of Expenses Before Expense Limitation	2.08%	1.91%	2.02%	1.93%	1.82%
Ratio of Expenses After Expense Limitation	1.86%(4)(6)	1.85%(4)	1.88%(4)(5)	1.90%(4)	1.82%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.85%(4)	1.85%(4)	1.88%(4)	1.90%(4)	N/A
Ratio of Net Investment Income	1.07%(4)	1.54%(4)	1.64%(4)	1.32%(4)	1.07%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	51%	24%	38%	39%	26%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2018, the maximum ratio was 1.90% for Class L shares.

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.

71

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Real Estate Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.56	$8.92	$10.83	$10.49	$10.56
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.08	0.13	0.16	0.12	0.08
Net Realized and Unrealized Gain (Loss)	(1.54)	1.37	(1.09)	0.78	0.16
Total from Investment Operations	(1.46)	1.50	(0.93)	0.90	0.24
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.41)	(0.39)	(0.03)	(0.25)
Net Realized Gain	(0.08)	(0.45)	(0.59)	(0.53)	(0.04)
Paid-in-Capital	—	—	—	—	(0.02)
Total Distributions	(0.09)	(0.86)	(0.98)	(0.56)	(0.31)
Net Asset Value, End of Period	$8.01	$9.56	$8.92	$10.83	$10.49
Total Return(3)	(15.26)%	16.98%	(8.93)%	8.54%	2.31%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$225	$397	$428	$327	$305
Ratio of Expenses Before Expense Limitation	2.96%	2.51%	2.47%	2.69%	2.86%
Ratio of Expenses After Expense Limitation	2.11% (4)(6)	2.10% (4)	2.12% (4)(5)	2.15% (4)	2.15% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.10% (4)	2.10% (4)	2.12% (4)	2.15% (4)	N/A
Ratio of Net Investment Income	1.00% (4)	1.26% (4)	1.53% (4)	1.11% (4)	0.75% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	51%	24%	38%	39%	26%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.15% for Class C shares.

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.

72

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.87	$9.19	$11.13	$10.76	$10.81
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17	0.25	0.28	0.25	0.22
Net Realized and Unrealized Gain (Loss)	(1.59)	1.43	(1.11)	0.81	0.15
Total from Investment Operations	(1.42)	1.68	(0.83)	1.06	0.37
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.55)	(0.52)	(0.16)	(0.36)
Net Realized Gain	(0.08)	(0.45)	(0.59)	(0.53)	(0.04)
Paid-in-Capital	—	—	—	—	(0.02)
Total Distributions	(0.20)	(1.00)	(1.11)	(0.69)	(0.42)
Net Asset Value, End of Period	$8.25	$9.87	$9.19	$11.13	$10.76
Total Return(3)	(14.36)%	18.43%	(7.83)%	9.80%	3.45%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$218,100	$350,363	$517,658	$1,049,646	$1,255,498
Ratio of Expenses Before Expense Limitation	1.01%	0.94%	N/A	N/A	0.97%
Ratio of Expenses After Expense Limitation	0.95%(4)(6)	0.94%(4)	0.95%(4)(5)	0.97%(4)	0.96%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.94%(4)	0.94%(4)	0.95%(4)	0.97%(4)	N/A
Ratio of Net Investment Income	2.21%(4)	2.41%(4)	2.58%(4)	2.26%(4)	2.01%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	51%	24%	38%	39%	26%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IS shares.

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.

73

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Real Assets Portfolio

	Class I
	Year Ended December 31,		Period from June 18, 2018(1) to December 31, 2018 2015
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$10.51	$9.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16	0.19	0.13
Net Realized and Unrealized Gain (Loss)	(0.14)	1.46	(0.79)
Total from Investment Operations	0.02	1.65	(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	(0.20)	(0.22)
Paid-in-Capital	—	(0.00) (3)	(0.06)
Total Distributions	(0.15)	(0.20)	(0.28)
Net Asset Value, End of Period	$10.38	$10.51	$9.06
Total Return(4)	0.39%	18.35%	(6.70)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,942	$10,728	$9,033
Ratio of Expenses Before Expense Limitation	2.93%	3.82%	4.76% (7)
Ratio of Expenses After Expense Limitation	0.77% (5)	0.76% (5)	0.76% (5)(7)
Ratio of Net Investment Income	1.68% (5)	1.88% (5)	2.52% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (7)
Portfolio Turnover Rate	68%	65%	26% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

74

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Real Assets Portfolio

	Class A
	Year Ended December 31,		Period from June 18, 2018(1) to December 31, 2018 2015
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$10.53	$9.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11	0.15	0.11
Net Realized and Unrealized Gain (Loss)	(0.12)	1.47	(0.79)
Total from Investment Operations	(0.01)	1.62	(0.68)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.15)	(0.20)
Paid-in-Capital	—	(0.00) (3)	(0.06)
Total Distributions	(0.11)	(0.15)	(0.26)
Net Asset Value, End of Period	$10.41	$10.53	$9.06
Total Return(4)	0.07%	17.93%	(6.90)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$43	$42	$9
Ratio of Expenses Before Expense Limitation	10.61%	7.63%	22.79% (7)
Ratio of Expenses After Expense Limitation	1.14% (5)	1.14% (5)	1.14% (5)(7)
Ratio of Net Investment Income	1.18% (5)	1.46% (5)	2.18% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (7)
Portfolio Turnover Rate	68%	65%	26% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

75

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Real Assets Portfolio

	Class C
	Year Ended December 31,		Period from June 18, 2018(1) to December 31, 2018 2015
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$10.50	$9.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05	0.07	0.07
Net Realized and Unrealized Gain (Loss)	(0.14)	1.48	(0.79)
Total from Investment Operations	(0.09)	1.55	(0.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.11)	(0.16)
Paid-in-Capital	—	(0.00) (3)	(0.06)
Total Distributions	(0.05)	(0.11)	(0.22)
Net Asset Value, End of Period	$10.36	$10.50	$9.06
Total Return(4)	(0.81)%	17.12%	(7.27)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$218	$172	$9
Ratio of Expenses Before Expense Limitation	5.10%	8.50%	23.55% (7)
Ratio of Expenses After Expense Limitation	1.89% (5)	1.89% (5)	1.89% (5)(7)
Ratio of Net Investment Income	0.54% (5)	0.68% (5)	1.37% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (7)
Portfolio Turnover Rate	68%	65%	26% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

76

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Real Assets Portfolio

	Class IS
	Year Ended December 31,		Period from June 18, 2018(1) to December 31, 2018 2015
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$10.51	$9.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16	0.19	0.13
Net Realized and Unrealized Gain (Loss)	(0.13)	1.47	(0.79)
Total from Investment Operations	0.03	1.66	(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.21)	(0.22)
Paid-in-Capital	—	(0.00) (3)	(0.06)
Total Distributions	(0.16)	(0.21)	(0.28)
Net Asset Value, End of Period	$10.38	$10.51	$9.06
Total Return(4)	0.42%	18.37%	(6.69)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11	$11	$9
Ratio of Expenses Before Expense Limitation	22.80%	22.24%	22.53% (7)
Ratio of Expenses After Expense Limitation	0.74% (5)	0.74% (5)	0.74% (5)(7)
Ratio of Net Investment Income	1.62% (5)	1.90% (5)	2.53% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (7)
Portfolio Turnover Rate	68%	65%	26% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

77

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$11.08	$10.82	$15.24	$17.21	$17.86
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13	0.26	0.34	0.37	0.31
Net Realized and Unrealized Gain (Loss)	(2.18)	1.69	(1.33)	0.16	0.91
Total from Investment Operations	(2.05)	1.95	(0.99)	0.53	1.22
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.40)	(0.34)	(0.26)	(0.38)
Net Realized Gain	—	(1.29)	(3.09)	(2.24)	(1.49)
Paid-in-Capital	(0.04)	—	—	—	—
Total Distributions	(0.24)	(1.69)	(3.43)	(2.50)	(1.87)
Net Asset Value, End of Period	$8.79	$11.08	$10.82	$15.24	$17.21
Total Return(3)	(18.05)%	18.40%	(8.44)%	3.31%	6.79%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$33,708	$134,856	$177,690	$331,637	$494,967
Ratio of Expenses Before Expense Limitation	1.19%	1.02%	1.02%	1.02%	1.02%
Ratio of Expenses After Expense Limitation	0.90%(4)	0.90%(4)	0.95%(4)(5)	1.00%(4)	1.00%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.90%(4)	N/A	0.95%(4)	1.00%(4)	N/A
Ratio of Net Investment Income	1.52%(4)	2.18%(4)	2.44%(4)	2.19%(4)	1.73%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	39%	21%	39%	43%	24%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2018, the maximum ratio was 1.00% for Class I shares.

(6)	Amount is less than 0.005%.

78

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$10.56	$10.38	$14.76	$16.74	$17.42
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09	0.22	0.29	0.31	0.24
Net Realized and Unrealized Gain (Loss)	(2.06)	1.61	(1.28)	0.15	0.89
Total from Investment Operations	(1.97)	1.83	(0.99)	0.46	1.13
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	(0.36)	(0.30)	(0.20)	(0.32)
Net Realized Gain	—	(1.29)	(3.09)	(2.24)	(1.49)
Paid-in-Capital	(0.04)	—	—	—	—
Total Distributions	(0.21)	(1.65)	(3.39)	(2.44)	(1.81)
Net Asset Value, End of Period	$8.38	$10.56	$10.38	$14.76	$16.74
Total Return(3)	(18.28)%	18.02%	(8.71)%	2.98%	6.47%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,043	$32,596	$34,459	$55,640	$76,082
Ratio of Expenses Before Expense Limitation	1.52%	1.31%	1.30%	N/A	1.30%
Ratio of Expenses After Expense Limitation	1.25%(4)	1.22%(4)	1.26%(4)(5)	1.34%(4)	1.29%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.25%(4)	N/A	1.26%(4)	1.34%(4)	N/A
Ratio of Net Investment Income	1.09%(4)	1.91%(4)	2.14%(4)	1.87%(4)	1.37%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	39%	21%	39%	43%	24%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to July 1, 2018, the maximum ratio was 1.35% for Class A shares.

(6)	Amount is less than 0.005%.

79

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$10.55	$10.37	$14.74	$16.73	$17.41
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09	0.16	0.23	0.22	0.15
Net Realized and Unrealized Gain (Loss)	(2.11)	1.61	(1.28)	0.15	0.89
Total from Investment Operations	(2.02)	1.77	(1.05)	0.37	1.04
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.30)	(0.23)	(0.12)	(0.23)
Net Realized Gain	—	(1.29)	(3.09)	(2.24)	(1.49)
Paid-in-Capital	(0.04)	—	—	—	—
Total Distributions	(0.17)	(1.59)	(3.32)	(2.36)	(1.72)
Net Asset Value, End of Period	$8.36	$10.55	$10.37	$14.74	$16.73
Total Return(3)	(18.77)%	17.43%	(9.16)%	2.37%	5.91%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,586	$2,164	$2,057	$2,787	$3,471
Ratio of Expenses Before Expense Limitation	2.11%	1.88%	1.84%	1.89%	1.84%
Ratio of Expenses After Expense Limitation	1.75%(4)	1.75%(4)	1.79%(4)(5)	1.85%(4)	1.84%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.75%(4)	N/A	1.79%(4)	1.85%(4)	N/A
Ratio of Net Investment Income	1.41%(4)	1.42%(4)	1.71%(4)	1.37%(4)	0.84%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	39%	21%	39%	43%	24%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to July 1, 2018, the maximum ratio was 1.85% for Class L shares.

(6)	Amount is less than 0.005%.

80

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

U.S. Real Estate Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$10.48	$10.31	$14.68	$16.67	$17.36
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09	0.14	0.19	0.20	0.13
Net Realized and Unrealized Gain (Loss)	(2.10)	1.59	(1.29)	0.13	0.87
Total from Investment Operations	(2.01)	1.73	(1.10)	0.33	1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.27)	(0.18)	(0.08)	(0.20)
Net Realized Gain	—	(1.29)	(3.09)	(2.24)	(1.49)
Paid-in-Capital	(0.04)	—	—	—	—
Total Distributions	(0.16)	(1.56)	(3.27)	(2.32)	(1.69)
Net Asset Value, End of Period	$8.31	$10.48	$10.31	$14.68	$16.67
Total Return(3)	(18.91)%	17.07%	(9.47)%	2.14%	5.72%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$206	$232	$338	$486	$427
Ratio of Expenses Before Expense Limitation	3.39%	2.92%	2.75%	2.46%	3.13%
Ratio of Expenses After Expense Limitation	2.00% (4)	2.00% (4)	2.05% (4)(5)	2.10% (4)	2.10% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.00% (4)	N/A	2.05% (4)	2.10% (4)	N/A
Ratio of Net Investment Income	1.20% (4)	1.18% (4)	1.39% (4)	1.21% (4)	0.73% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)
Portfolio Turnover Rate	39%	21%	39%	43%	24%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.10% for Class C shares.

(6)	Amount is less than 0.005%.

81

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

U.S. Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$11.08	$10.82	$15.24	$17.22	$17.86
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09	0.25	0.28	0.39	0.33
Net Realized and Unrealized Gain (Loss)	(2.13)	1.71	(1.26)	0.14	0.92
Total from Investment Operations	(2.04)	1.96	(0.98)	0.53	1.25
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.41)	(0.35)	(0.27)	(0.40)
Net Realized Gain	—	(1.29)	(3.09)	(2.24)	(1.49)
Paid-in-Capital	(0.04)	—	—	—	—
Total Distributions	(0.25)	(1.70)	(3.44)	(2.51)	(1.89)
Net Asset Value, End of Period	$8.79	$11.08	$10.82	$15.24	$17.22
Total Return(3)	(17.98)%	18.48%	(8.36)%	3.32%	6.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$121	$12,307	$29,523	$196,536	$195,490
Ratio of Expenses Before Expense Limitation	1.20%	1.04%	0.97%	N/A	0.90%
Ratio of Expenses After Expense Limitation	0.83%(4)	0.83%(4)	0.91%(4)(5)	0.93%(4)	0.89%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.83%(4)	N/A	0.91%(4)	0.93%(4)	N/A
Ratio of Net Investment Income	1.00%(4)	2.09%(4)	1.98%(4)	2.33%(4)	1.79%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	39%	21%	39%	43%	24%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IS shares.

(6)	Amount is less than 0.005%.

82

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

83

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder

84

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

85

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

86

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

87

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Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFILREPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Opportunity Portfolios
Asia Opportunity Portfolio
Developing Opportunity Portfolio
Global Opportunity Portfolio
International Opportunity Portfolio

Prospectus   |   April 30, 2021

Asia Opportunity Portfolio Share Class	Ticker Symbol
Class I	MSAQX
Class A	MSAUX
Class C	MSAWX
Class IS	MSAYX

Developing Opportunity Portfolio Share Class	Ticker Symbol
Class I	MDOEX
Class A	MDOAX
Class C	MDOBX
Class IS	MDODX

Global Opportunity Portfolio Share Class	Ticker Symbol
Class I	MGGIX
Class A	MGGPX
Class L	MGGLX
Class C	MSOPX
Class IS	MGTSX

International Opportunity Portfolio Share Class	Ticker Symbol
Class I	MIOIX
Class A	MIOPX
Class L	MIOLX
Class C	MSOCX
Class IS	MNOPX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFIOPTYPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Asia Opportunity Portfolio

Investment Objective
The Asia Opportunity Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 43 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee[3]	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[4]	0.28%	0.31%	0.30%	0.24%
Total Annual Fund Operating Expenses[5]	1.08%	1.36%	2.10%	1.04%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$110	$343	$595	$1,317
Class A	$656	$933	$1,231	$2,074
Class C	$313	$658	$1,129	$2,242

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Asia Opportunity Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IS	$106	$331	$574	$1,271

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$110	$343	$595	$1,317
Class A	$656	$933	$1,231	$2,074
Class C	$213	$658	$1,129	$2,242
Class IS	$106	$331	$574	$1,271
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary. Other Expenses have been restated to reflect current estimated fees.
5	Total Annual Fund Operating Expenses have been restated to reflect current estimated fees.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of issuers located in Asia (excluding Japan), with capitalizations within the range of companies included in the MSCI All Country Asia ex Japan Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. Fundamental research drives the investment process. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in Asia, excluding Japan. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of issuers located in Asia, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to issuers located in Asia.

2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Asia Opportunity Portfolio (Con’t)

The Fund invests primarily in securities of companies located in China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but additional opportunities are also sought, whenever regulations permit, in any of the developed, emerging, and frontier countries and markets in the Asian region.
The Fund may also invest in privately placed and restricted securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Asia Market. The small size of securities markets and the low trading volume in many countries in Asia may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar and devaluation, all of which could decrease the value of the Fund. Some countries in the region have previously experienced currency devaluations that resulted in higher interest rates, reductions in economic activity and drops in securities prices. In addition, because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. Consequently, if Asian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Asia Opportunity Portfolio (Con’t)

value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Asia Opportunity Portfolio (Con’t)

Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	03/31/19	25.05%
Low Quarter	12/31/18	-10.64%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 12/29/2015)
Return Before Taxes	52.53%	27.17%	27.21%
Return After Taxes on Distributions[1]	51.97%	26.74%	26.78%
Return After Taxes on Distributions and Sale of Fund Shares	31.19%	22.36%	22.40%
Class A (commenced operations on 12/29/2015)
Return Before Taxes	44.18%	25.39%	25.45%
Class C (commenced operations on 12/29/2015)
Return Before Taxes	50.02%	25.80%	25.85%
Class IS (commenced operations on 12/29/2015)
Return Before Taxes	52.58%	27.22%	27.26%
MSCI All Country Asia ex Japan Net Index (reflects no deduction for fees, expenses or taxes)[2]	25.02%	13.58%	13.52%[3]
Lipper Pacific Region ex Japan Funds Index (reflects no deduction for taxes)[4]	37.38%	14.06%	13.90%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI All Country Asia ex Japan Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	The Lipper Pacific Region ex Japan Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. There are currently 10 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Asia Opportunity Portfolio (Con’t)

individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception
Anil Agarwal	Managing Director of the Sub-Adviser	April 2020
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s Distributor (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Developing Opportunity Portfolio

Investment Objective
The Developing Opportunity Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 43 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee[3]	0.90%	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[4]	0.52%	0.58%	0.64%	16.78%
Total Annual Fund Operating Expenses[5]	1.42%	1.73%	2.54%	17.68%
Fee Waiver and/or Expense Reimbursement[5]	0.27%	0.23%	0.29%	16.58%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	1.15%	1.50%	2.25%	1.10%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Developing Opportunity Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$117	$423	$751	$1,679
Class A	$670	$1,020	$1,394	$2,441
Class C	$328	$763	$1,325	$2,655
Class IS	$112	$3,335	$5,792	$9,676

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$117	$423	$751	$1,679
Class A	$670	$1,020	$1,394	$2,441
Class C	$228	$763	$1,325	$2,655
Class IS	$112	$3,335	$5,792	$9,676
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary. Other Expenses have been restated to reflect current estimated fees.
5	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I, 1.50% for Class A, 2.25% for Class C and 1.10% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Fee Waiver and/or Expense Reimbursement have been restated to reflect current estimated fees.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period February 14, 2020 (commencement of operations) through December 31, 2020, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of issuers located or operating in developing or emerging market countries, with capitalizations within the range of companies included in the MSCI Emerging Markets Net Index. For purposes of this prospectus, “developing markets,” “developing market countries,” “emerging markets” and “emerging market countries” and similar terms are used interchangeably but refer to the same underlying markets and countries.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality companies within developing markets that the Adviser believes are undervalued at the time of purchase. Fundamental research drives the investment process. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Developing Opportunity Portfolio (Con’t)

Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of issuers located or operating in developing markets. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
For purposes of the Fund’s 80% policy, developing market countries will include frontier emerging market countries. The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. The countries that comprise frontier emerging markets may change from time to time.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of issuers located or operating in developing markets, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to issuers located or operating in developing markets. The Fund may invest in China A-Shares (shares of publicly traded companies based in mainland China) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as China A-Shares listed and traded on the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”).
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Developing Opportunity Portfolio (Con’t)

•	Frontier Emerging Market Securities. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, less stringent investor protections and disclosure standards, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier emerging market country, the Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Fund will be indirectly subject to those risks. Certain frontier market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in frontier markets countries. In addition, a substantial portion of the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Developing Opportunity Portfolio (Con’t)

shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Performance information for the Fund will be available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Manager. The Fund is managed by members of the Global Opportunity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Kristian Heugh	Managing Director of the Sub-Adviser	Since Inception
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your
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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Developing Opportunity Portfolio (Con’t)

net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Opportunity Portfolio

Investment Objective
The Global Opportunity Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 43 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[4]	0.21%	0.24%	0.24%	0.20%	0.11%
Total Annual Fund Operating Expenses	0.93%	1.21%	1.71%	1.92%	0.83%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.45%[5]	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%	1.21%	1.26%	1.92%	0.83%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Opportunity Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$95	$296	$515	$1,143
Class A	$642	$889	$1,155	$1,914
Class L	$128	$495	$886	$1,982
Class C	$295	$603	$1,037	$2,059
Class IS	$85	$265	$460	$1,025

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$95	$296	$515	$1,143
Class A	$642	$889	$1,155	$1,914
Class L	$128	$495	$886	$1,982
Class C	$195	$603	$1,037	$2,059
Class IS	$85	$265	$460	$1,025
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary.
5	The Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Fund to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund Inc. (the “Company”) acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. Fundamental research drives the investment process. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Opportunity Portfolio (Con’t)

Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Opportunity Portfolio (Con’t)

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
Pursuant to an agreement and plan of reorganization between Morgan Stanley Institutional Fund, Inc. (the “Company”), on behalf of the Fund, and Van Kampen Equity Trust, on behalf of the Van Kampen Global Growth Fund (the “Predecessor Fund”), on May 21, 2010 the Fund acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I and Class L shares of the Fund (the “Reorganization”). Pursuant to the Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Fund. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the historical performance of the Class C and Class I shares of the Predecessor Fund.
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Opportunity Portfolio (Con’t)

Annual Total Returns — Calendar Years

High Quarter	06/30/20	31.66%
Low Quarter	09/30/11	-17.97%
Average Annual Total Returns1
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I1 (commenced operations on 5/30/2008)
Return Before Taxes	55.47%	24.57%	18.97%	16.18%
Return After Taxes on Distributions[2]	55.04%	24.01%	17.98%	15.40%
Return After Taxes on Distributions and Sale of Fund Shares	33.13%	20.05%	15.77%	13.61%
Class A (commenced operations on 5/21/2010)
Return Before Taxes	46.88%	22.84%	17.96%	20.11%
Class L1 (commenced operations on 5/30/2008)
Return Before Taxes	54.99%	24.10%	18.53%	15.76%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	52.99%	23.32%	N/A	21.33%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	55.67%	24.62%	N/A	23.25%
MSCI All Country World Net Index (reflects no deduction for fees, expenses or taxes)[3]	16.25%	12.26%	9.13%	6.31%[4]
Lipper Global Large-Cap Growth Funds Index (reflects no deduction for taxes)[5]	27.24%	15.47%	11.34%	7.99%[4]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[6]	36.37%	16.21%	10.95%	8.47%[4]
1	Performance shown for the Fund’s Class I and Class L shares reflects the performance of the Class I and Class C shares, respectively, of the Predecessor Fund for periods prior to May 21, 2010.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI All Country World Net Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class I.
5	Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index. The Lipper category changed from Lipper Global Multi-Cap Growth Funds to Lipper Global Large-Cap Growth Funds.
6	Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Opportunity Portfolio (Con’t)

after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund*
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception
*	Mr. Heugh served as portfolio manager of the Predecessor Fund since it commenced operations in 2008.
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The Company has also suspended offering Class I, Class A, Class C and Class IS shares of the Fund to new investors, except as follows. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Fund: (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees, (5) to benefit plans sponsored by Morgan Stanley and its affiliates and (6) omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Fund to existing shareholders. The Company may recommence offering shares of the Fund to new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s Distributor (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio

Investment Objective
The International Opportunity Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 43 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[4]	0.21%	0.24%	0.62%	0.21%	0.13%
Total Annual Fund Operating Expenses [5]	0.98%	1.26%	2.14%	1.98%	0.90%
Fee Waiver and/or Expense Reimbursement[5]	0.00%	0.00%	0.29%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	0.98%	1.26%	1.85%	1.98%	0.90%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

19

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$100	$312	$542	$1,201
Class A	$647	$904	$1,180	$1,968
Class L	$188	$642	$1,123	$2,450
Class C	$301	$621	$1,068	$2,120
Class IS	$92	$287	$498	$1,108

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$100	$312	$542	$1,201
Class A	$647	$904	$1,180	$1,968
Class L	$188	$642	$1,123	$2,450
Class C	$201	$621	$1,068	$2,120
Class IS	$92	$287	$498	$1,108
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary.
5	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 1.85% for Class L, 2.10% for Class C and 0.94% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies on an international basis, with capitalization within the range of companies included in the MSCI All Country World ex USA Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. Fundamental research drives the investment process. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Opportunity Portfolio (Con’t)

The Fund invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Fund may also invest in securities of companies located in the United States to a limited extent.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In

21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio (Con’t)

addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	34.02%
Low Quarter	09/30/11	-21.90%

22

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Opportunity Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 3/31/2010)
Return Before Taxes	55.49%	23.02%	14.98%	15.87%
Return After Taxes on Distributions[1]	55.40%	22.91%	14.60%	15.51%
Return After Taxes on Distributions and Sale of Fund Shares	32.91%	18.96%	12.52%	13.43%
Class A (commenced operations on 3/31/2010)
Return Before Taxes	46.94%	21.32%	14.01%	14.94%
Class L (commenced operations on 3/31//2010)
Return Before Taxes	54.15%	21.97%	14.02%	14.91%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	52.94%	21.74%	N/A	18.55%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	55.63%	23.07%	N/A	19.19%
MSCI All Country World ex USA Net Index (reflects no deduction for fees, expenses or taxes)[2]	10.65%	8.93%	4.92%	5.45%[3]
Lipper International Multi-Cap Growth Funds Index (reflects no deduction for taxes)[4]	15.49%	9.70%	6.14%	6.81%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Lipper International Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the

23

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio (Con’t)

“Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s Distributor (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

24

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Asia Opportunity Portfolio

Investment Objective
The Asia Opportunity Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of issuers located in Asia (excluding Japan), with capitalizations within the range of companies included in the MSCI All Country Asia ex Japan Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results.
Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in Asia, excluding Japan. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser considers an issuer to be located in Asia if (i) its principal securities trading market is in Asia, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in Asia or has at least 50% of its assets in Asia or (iii) it is organized under the laws of, or has a principal office in, a country located in Asia. By applying this test, it is possible that a particular issuer could be deemed to be from more than one country.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of issuers located in Asia, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to issuers located in Asia.
The Fund invests primarily in securities of companies located in China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but additional opportunities are also sought, whenever regulations permit, in any of the developed, emerging, and frontier countries and markets in the Asian region.
Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
The Fund may also invest in privately placed and restricted securities.

25

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Fund

Developing Opportunity Portfolio

Investment Objective
The Developing Opportunity Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of issuers located or operating in developing markets, with capitalizations within the range of companies included in the MSCI Emerging Markets Net Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality companies within developing markets that the Adviser believes are undervalued at the time of purchase. Fundamental research drives the investment process. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of issuers located or operating in developing markets. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser considers an issuer to be located in a developing market if (i) its principal securities trading market is in a developing market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in developing markets or has at least 50% of its assets in developing markets or (iii) it is organized under the laws of, or has a principal office in, a developing market. By applying this test, it is possible that a particular issuer could be deemed to be from more than one market/country.
A country is considered a developing market based on classification in the Fund’s benchmark index or similar classification as a developing economy by an organization such as the International Monetary Fund, the United Nations or World Bank. Developing market countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe.
For purposes of the Fund’s 80% policy, developing market countries will include frontier emerging market countries. The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. The countries that comprise frontier emerging markets may change from time to time.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of issuers located or operating in developing markets, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to issuers located or operating in developing markets. The Fund may invest in China A-Shares (shares of publicly traded companies based in mainland China) listed and traded through Stock Connect.
Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Prior Performance of Similar Account
The table below illustrates the past performance of a separately managed account sub-advised by the portfolio manager (the “Account”) with an investment objective, strategy and policies that are substantially similar to those of the Fund. The investment sub-adviser to the Account is the Adviser and has complete discretion to manage the investment and reinvestment of the assets of the Account.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Details of the Fund

Developing Opportunity Portfolio (Con’t)

The portfolio manager of the Fund has been primarily responsible for managing the Account for the periods shown. The following table shows the average annual total returns for the Account for the one-year and since inception periods ended December 31, 2020, as compared with the benchmark index for the Fund. The historical performance of the Account is provided to illustrate the past performance of the portfolio manager in managing the Account, and is not indicative of the present or future performance of the Fund. The Fund’s future performance may be greater than or less than the performance of the Account.
The performance of the Account is net of fees and expenses, including a 0.65% management fee. The Fund’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are expected to be higher than the advisory fee charged to the Account. If the Fund’s higher expenses were reflected, the Account’s performance presented would be lower. Since fees, commissions, cash flows, valuation, currency and taxes may differ for the Account and the Fund, performance data for identical periods may differ. The Account is not subject to certain investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), or the Code, which if applicable, might have adversely affected the performance of the Account. In addition, the securities held by the Fund may not be identical to the securities held by the Account. Accordingly, the future performance of the Fund may differ from the performance of the Account. These results are unaudited.
Investors should not consider this performance information a substitute for the performance of the Fund, nor should investors consider this data an indication of the future performance of the Fund, the Account or of the Adviser.
Performance of the Similar Account
Average Annual Total Returns
For Periods Ended December 31, 2020

	1 Year	Since Inception[1]
Account	59.42%	27.35%
MSCI Emerging Markets Net Index[2]	18.31%	6.17%

(1)

Account information is shown from the inception date of the Account (December 11, 2017). The Account is comprised of a separately managed account sub-advised by the portfolio manager that is managing the Fund with an investment objective, strategy and policies that are substantially similar to those of the Fund.

(2)

The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 27 emerging-market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Opportunity Portfolio

Investment Objective
The Global Opportunity Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

International Opportunity Portfolio

Investment Objective
The International Opportunity Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World ex USA Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Fund invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Fund may also invest in securities of companies located in the U.S. to a limited extent.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
References to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.
Asia Market
The small size of securities markets and the low trading volume in many countries in Asia may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar and devaluation, all of which could decrease the value of a Fund. Some countries in the region have previously experienced currency devaluations that resulted in higher interest rates, reductions in economic activity and drops in securities prices.
China Risk
Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments. In addition, certain securities are, or may in the future become restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result.
A Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce a Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of China and Hong Kong, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
ESG Investment Risk
A Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Certain Funds may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, a Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.
Foreign Investing
To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the United States, or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make a Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund.
Emerging Market Securities
The Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Frontier Market Securities
A Funds may invest in the securities of issuers operating in frontier emerging markets. The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. The countries that comprise frontier emerging markets may change from time to time. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or nonrenewal of any license enabling a Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, less stringent investor protections and disclosure standards, diplomatic developments which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in a Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that a Fund invests a significant percentage of its assets in a single frontier emerging market country, a Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, a Fund will be indirectly subject to those risks. Certain frontier market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in frontier market countries. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Funds may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Currency Forward Exchange Contracts
In connection with their investments in foreign securities, the Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Funds’ exposure to currency exchange rates and could result in losses to the Funds if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Funds’ investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Funds’ investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Funds’ holdings, further increases the Funds’ exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Funds or that they will be, or can be, used at appropriate times.
REITs and Foreign Real Estate Companies
Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of a Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Fund invests in REITs and foreign real estate companies.
Derivatives
The Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further a Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Funds may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which a Fund has open positions in the futures contract.
Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit a Fund or that they will be, or can be, used at appropriate times.
Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange trading and clearing is occurring on a phased-in basis.
Structured Investments. The Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
CFDs. A contract for difference (“CFD”) is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Exchange-Traded Funds
Each Fund may invest in exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.
Focused Investing
To the extent that a Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.
Large Shareholder Transactions Risk
A Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Liquidity
The Funds may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If a Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Special Purpose Acquisition Companies
A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional initial public

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

offering (“IPO”). SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition.
An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.
An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
Investment Discretion
In pursuing the Funds’ investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Funds’ performance.
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Fund’s performance and the Fund may not achieve its investment objective.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020. A discussion regarding the Board of Directors’ approval of the Sub-Advisory Agreement will be available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2021.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from each Fund.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Asia Opportunity	0.79%
Developing Opportunity[1]	0.62%
Global Opportunity	0.71%
International Opportunity	0.76%
1	For the period February 14, 2020 (commencement of operations) through December 31, 2020.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Asia Opportunity	1.10%	1.45%	N/A	2.20%	1.05%
Developing Opportunity	1.15%	1.50%	N/A	2.25%	1.10%
Global Opportunity	1.00%	1.35%	1.40%	2.10%	0.95%
International Opportunity	1.00%	1.35%	1.85%	2.10%	0.94%
Portfolio Management
Asia Opportunity Portfolio
The Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and Anil Agarwal is the co-portfolio manager, and both are jointly and primarily responsible for

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

the day-to-day management of the Fund. Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001. Mr. Agarwal has been associated with the Sub-Adviser in an investment management capacity since 2020 and in an investment research capacity since 2001.
Developing Opportunity Portfolio, Global Opportunity Portfolio and International Opportunity Portfolio
Each Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and is primarily responsible for the day-to-day management of the Funds. Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001.
The Funds’ SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds.
The composition of each team may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
The Company has suspended offering Class L shares of the Funds for sale to all investors. Class L shares of the Asia Opportunity and Developing Opportunity Portfolios are not being offered for sale at this time. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The Company has also suspended offering Class I, Class A, Class C and Class IS shares of the Global Opportunity Portfolio to new investors, except as follows. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Global Opportunity Portfolio: (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees, (5) to benefit plans sponsored by Morgan Stanley and its affiliates and (6) omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Fund to existing shareholders. The Company may recommence offering shares of the Global Opportunity Portfolio to new investors in the future. Any such offerings of the Global Opportunity Portfolio’s shares may be limited in amount and may commence and terminate without any prior notice.
The Company currently offers investors Class I, Class A, Class C and Class IS shares of each Fund. The Company also offers Class IR shares of the Global Opportunity and International Opportunity Portfolios through a separate prospectus. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.
Minimum Investment Amounts
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with a Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of each Fund. The Distributor receives no compensation from the Funds for distributing Class I and Class IS shares of the Funds. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis, and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis.
For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Global Opportunity Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Board of Directors of the Company acts to discontinue all or a portion of such waiver when it deems such action is appropriate.The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV or the price of a Fund. For more information, please see the Company’s SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Funds’ Investment Strategies and Related Risks” and “The Funds’ Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Funds are open for business by contacting your Financial Intermediary or directly from the Company.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from a Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Funds’ sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from a Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from a Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.
Initial Purchase by Wire
You may purchase shares of a Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by

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following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”
Sales Charges Applicable to Purchases of Class A Shares
Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over[1]	0.00%	0.00%	0.00%
1	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.
In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

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Shareholder Information (Con’t)

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.
Combined Purchase Privilege
You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.
Right of Accumulation
Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:
(a) the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,
(b) plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.
Notification
You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

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Shareholder Information (Con’t)

Letter of Intent
The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.
You should retain any records necessary to substantiate historical costs because a Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.
Conversion Features
A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of a Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of a Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.
A shareholder currently holding a class of shares of a Fund in a Merrill Lynch Advisory Program account may have such shares converted by Merrill Lynch to an eligible class of shares of a Fund for a Merrill Lynch brokerage account upon the transfer of the shares of a Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.
After eight years, Class C shares of a Fund generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.
Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that a Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should

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Shareholder Information (Con’t)

carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by a Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Funds, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of a Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

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Shareholder Information (Con’t)

Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

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paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Redemption Fees
Shares of the Asia Opportunity, Developing Opportunity and International Opportunity Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect a Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) in qualified retirement plans maintained pursuant to Sections 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code, or certain transactions in other types of retirement accounts, including but not limited to required minimum distributions and redemptions relating to forfeitures, death, disability or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of a Fund, the shares held the longest will be redeemed or exchanged first.
The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the International Opportunity Portfolio’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Fund through a Financial Intermediary, please read that Financial Intermediary’s materials carefully to learn about any other restrictions or fees that may apply.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Class L shares of a Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call a Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.

48

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of a Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. An exchange of shares of the International Opportunity Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the

49

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers. However, each Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. A Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that a Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by U.S. and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

50

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.

51

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

52

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

53

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of each Fund, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Funds are based on the average net assets of such Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Asia Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.02	$14.53	$16.92	$9.68	$10.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.12)	0.02	0.01	(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss)	11.16	6.47	(2.30)	7.47	(0.10)
Total from Investment Operations	11.04	6.49	(2.29)	7.43	(0.13)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.01)	—	—	(0.08)
Net Realized Gain	(0.34)	—	(0.10)	(0.19)	—
Paid-in-Capital	—	—	—	—	(0.14)
Total Distributions	(0.34)	(0.01)	(0.10)	(0.19)	(0.22)
Redemption Fees	0.00 (2)	0.01	0.00 (2)	0.00 (2)	—
Net Asset Value, End of Period	$31.72	$21.02	$14.53	$16.92	$9.68
Total Return(3)	52.53%	44.74%	(13.65)%	76.82%	(1.34)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$366,758	$83,805	$25,479	$15,913	$5,405
Ratio of Expenses Before Expense Limitation	N/A	1.28%	1.67%	3.10%	5.28%
Ratio of Expenses After Expense Limitation	1.06% (4)	1.08% (4)	1.09% (4)	1.06% (4)	1.08% (4)
Ratio of Net Investment Income (Loss)	(0.48)% (4)	0.11% (4)	0.04% (4)	(0.27)% (4)	(0.31)% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	44%	27%	63%	50%	44%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

55

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Asia Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.79	$14.42	$16.84	$9.67	$10.03
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.19)	(0.06)	(0.04)	(0.10)	(0.08)
Net Realized and Unrealized Gain (Loss)	11.03	6.42	(2.28)	7.46	(0.09)
Total from Investment Operations	10.84	6.36	(2.32)	7.36	(0.17)
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.05)
Net Realized Gain	(0.34)	—	(0.10)	(0.19)	—
Paid-in-Capital	—	—	—	—	(0.14)
Total Distributions	(0.34)	—	(0.10)	(0.19)	(0.19)
Redemption Fees	0.00 (2)	0.01	0.00 (2)	0.00 (2)	—
Net Asset Value, End of Period	$31.29	$20.79	$14.42	$16.84	$9.67
Total Return(3)	52.15%	44.17%	(13.89)%	76.17%	(1.67)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$98,559	$45,111	$6,930	$2,873	$535
Ratio of Expenses Before Expense Limitation	N/A	1.56%	2.05%	3.50%	6.36%
Ratio of Expenses After Expense Limitation	1.34% (4)	1.37% (4)	1.44% (4)	1.44% (4)	1.44% (4)
Ratio of Net Investment Loss	(0.76)% (4)	(0.33)% (4)	(0.22)% (4)	(0.69)% (4)	(0.78)% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	44%	27%	63%	50%	44%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

56

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Asia Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.35	$14.21	$16.73	$9.68	$10.03
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.36)	(0.17)	(0.15)	(0.22)	(0.14)
Net Realized and Unrealized Gain (Loss)	10.74	6.30	(2.27)	7.46	(0.10)
Total from Investment Operations	10.38	6.13	(2.42)	7.24	(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	(0.34)	—	(0.10)	(0.19)	—
Paid-in-Capital	—	—	—	—	(0.11)
Total Distributions	(0.34)	—	(0.10)	(0.19)	(0.11)
Redemption Fees	0.00 (2)	0.01	0.00 (2)	0.00 (2)	—
Net Asset Value, End of Period	$30.39	$20.35	$14.21	$16.73	$9.68
Total Return(3)	51.02%	43.21%	(14.58)%	74.85%	(2.44)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,042	$8,445	$2,582	$431	$10
Ratio of Expenses Before Expense Limitation	N/A	2.33%	2.80%	5.26%	27.34%
Ratio of Expenses After Expense Limitation	2.08% (4)	2.14% (4)	2.19% (4)	2.19% (4)	2.19% (4)
Ratio of Net Investment Loss	(1.49)% (4)	(0.95)% (4)	(0.92)% (4)	(1.51)% (4)	(1.42)% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	44%	27%	63%	50%	44%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

57

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Asia Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.04	$14.54	$16.92	$9.68	$10.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.09)	0.03	0.01	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss)	11.15	6.48	(2.29)	7.45	(0.10)
Total from Investment Operations	11.06	6.51	(2.28)	7.43	(0.13)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.02)	—	—	(0.08)
Net Realized Gain	(0.34)	—	(0.10)	(0.19)	—
Paid-in-Capital	—	—	—	—	(0.14)
Total Distributions	(0.34)	(0.02)	(0.10)	(0.19)	(0.22)
Redemption Fees	0.00 (2)	0.01	0.00 (2)	0.00 (2)	—
Net Asset Value, End of Period	$31.76	$21.04	$14.54	$16.92	$9.68
Total Return(3)	52.58%	44.82%	(13.59)%	76.82%	(1.29)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,707	$21	$15	$17	$10
Ratio of Expenses Before Expense Limitation	1.03%	11.85%	13.31%	17.65%	25.20%
Ratio of Expenses After Expense Limitation	1.01% (4)	1.03% (4)	1.04% (4)	1.04% (4)	1.04% (4)
Ratio of Net Investment Income (Loss)	(0.32)% (4)	0.19% (4)	0.05% (4)	(0.18)% (4)	(0.26)% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	44%	27%	63%	50%	44%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

58

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Developing Opportunity Portfolio

Class I
Selected Per Share Data and Ratios	Period from February 14, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)
Net Realized and Unrealized Gain	4.60
Total from Investment Operations	4.50
Redemption Fees	0.00 (3)
Net Asset Value, End of Period	$14.50
Total Return(4)	45.00% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$234,923
Ratio of Expenses Before Expense Limitation	1.41% (7)
Ratio of Expenses After Expense Limitation	1.14% (5)(7)
Ratio of Net Investment Loss	(0.87)% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01% (7)
Portfolio Turnover Rate	18% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

59

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Developing Opportunity Portfolio

Class A
Selected Per Share Data and Ratios	Period from February 14, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.13)
Net Realized and Unrealized Gain	4.60
Total from Investment Operations	4.47
Redemption Fees	0.00 (3)
Net Asset Value, End of Period	$14.47
Total Return(4)	44.70% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,721
Ratio of Expenses Before Expense Limitation	1.72% (7)
Ratio of Expenses After Expense Limitation	1.44% (5)(7)
Ratio of Net Investment Loss	(1.17)% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01% (7)
Portfolio Turnover Rate	18% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

60

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Developing Opportunity Portfolio

Class C
Selected Per Share Data and Ratios	Period from February 14, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)
Net Realized and Unrealized Gain	4.58
Total from Investment Operations	4.36
Redemption Fees	0.00 (3)
Net Asset Value, End of Period	$14.36
Total Return(4)	43.60% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,893
Ratio of Expenses Before Expense Limitation	2.53% (7)
Ratio of Expenses After Expense Limitation	2.24% (5)(7)
Ratio of Net Investment Loss	(1.97)% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01% (7)
Portfolio Turnover Rate	18% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

61

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Developing Opportunity Portfolio

Class IS
Selected Per Share Data and Ratios	Period from February 14, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)
Net Realized and Unrealized Gain	4.58
Total from Investment Operations	4.51
Redemption Fees	0.00 (3)
Net Asset Value, End of Period	$14.51
Total Return(4)	45.10% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$15
Ratio of Expenses Before Expense Limitation	17.67% (7)
Ratio of Expenses After Expense Limitation	1.09% (5)(7)
Ratio of Net Investment Loss	(0.67)% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01% (7)
Portfolio Turnover Rate	18% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

62

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$29.12	$21.50	$22.94	$15.41	$16.36
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.28)	(0.12)	(0.07)	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss)	16.43	7.74	(1.20)	7.68	0.18
Total from Investment Operations	16.15	7.62	(1.27)	7.62	0.13
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)	—	(0.17)	(0.09)	(1.08)
Net Asset Value, End of Period	$44.75	$29.12	$21.50	$22.94	$15.41
Total Return(3)	55.47%	35.44%	(5.66)%	49.44%	1.05%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,498,617	$2,220,219	$1,337,133	$898,008	$255,187
Ratio of Expenses Before Expense Limitation	N/A	N/A	N/A	0.99%	1.07%
Ratio of Expenses After Expense Limitation	0.92%(4)	0.94%(4)	0.94%(4)(5)	0.79%(4)	0.80%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.94%(4)	N/A	N/A	N/A
Ratio of Net Investment Loss	(0.79)%(4)	(0.44)%(4)	(0.30)%(4)	(0.31)%(4)	(0.34)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	22%	15%	28%	30%	37%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to January 1, 2018, the maximum ratio was 0.81% for Class I shares.

63

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$28.10	$20.81	$22.28	$15.01	$16.03
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.35)	(0.18)	(0.14)	(0.12)	(0.11)
Net Realized and Unrealized Gain (Loss)	15.81	7.47	(1.16)	7.48	0.17
Total from Investment Operations	15.46	7.29	(1.30)	7.36	0.06
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)	—	(0.17)	(0.09)	(1.08)
Net Asset Value, End of Period	$43.04	$28.10	$20.81	$22.28	$15.01
Total Return(3)	55.03%	35.03%	(5.96)%	49.03%	0.62%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,697,016	$1,070,124	$790,571	$780,705	$340,092
Ratio of Expenses Before Expense Limitation	N/A	N/A	N/A	1.32%	1.41%
Ratio of Expenses After Expense Limitation	1.20%(4)	1.22%(4)	1.26%(4)(5)	1.12%(4)	1.17%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.22%(4)	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.06)%(4)	(0.72)%(4)	(0.59)%(4)	(0.63)%(4)	(0.70)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	22%	15%	28%	30%	37%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to January 1, 2018, the maximum ratio was 1.23% for Class A shares.

64

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$27.72	$20.54	$22.01	$14.84	$15.87
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.36)	(0.19)	(0.15)	(0.13)	(0.12)
Net Realized and Unrealized Gain (Loss)	15.60	7.37	(1.15)	7.39	0.17
Total from Investment Operations	15.24	7.18	(1.30)	7.26	0.05
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)	—	(0.17)	(0.09)	(1.08)
Net Asset Value, End of Period	$42.44	$27.72	$20.54	$22.01	$14.84
Total Return(3)	54.99%	34.96%	(6.04)%	48.91%	0.56%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$53,675	$40,836	$33,913	$39,979	$30,133
Ratio of Expenses Before Expense Limitation	1.71%	1.74%	1.78%	1.86%	1.93%
Ratio of Expenses After Expense Limitation	1.25%(4)	1.28%(4)	1.32%(4)(5)	1.20%(4)	1.25%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.28%(4)	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.10)%(4)	(0.78)%(4)	(0.65)%(4)	(0.67)%(4)	(0.79)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	22%	15%	28%	30%	37%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class L shares. Prior to January 1, 2018, the maximum ratio was 1.50% for Class L shares.

65

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$26.90	$20.07	$21.64	$14.69	$15.80
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.57)	(0.35)	(0.30)	(0.26)	(0.21)
Net Realized and Unrealized Gain (Loss)	15.09	7.18	(1.10)	7.30	0.18
Total from Investment Operations	14.52	6.83	(1.40)	7.04	(0.03)
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)	—	(0.17)	(0.09)	(1.08)
Net Asset Value, End of Period	$40.90	$26.90	$20.07	$21.64	$14.69
Total Return(3)	53.99%	34.03%	(6.61)%	47.92%	0.05%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$436,790	$251,160	$159,642	$104,364	$33,801
Ratio of Expenses Before Expense Limitation	N/A	N/A	N/A	2.01%	2.08%
Ratio of Expenses After Expense Limitation	1.91% (4)	1.94% (4)	1.95% (4)(5)	1.81% (4)	1.84% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.94% (4)	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.77)% (4)	(1.45)% (4)	(1.30)% (4)	(1.33)% (4)	(1.38)% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	22%	15%	28%	30%	37%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to January 1, 2018, the maximum ratio was 2.20% for Class C shares.

66

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$29.18	$21.53	$23.00	$15.44	$16.38
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.25)	(0.14)	(0.00)(3)	(0.05)	(0.06)
Net Realized and Unrealized Gain (Loss)	16.49	7.79	(1.30)	7.70	0.20
Total from Investment Operations	16.24	7.65	(1.30)	7.65	0.14
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)	—	(0.17)	(0.09)	(1.08)
Net Asset Value, End of Period	$44.90	$29.18	$21.53	$23.00	$15.44
Total Return(4)	55.67%	35.53%	(5.78)%	49.54%	1.11%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$367,927	$124,173	$2,156	$1,650	$23
Ratio of Expenses Before Expense Limitation	N/A	0.86%	N/A	1.24%	3.82%
Ratio of Expenses After Expense Limitation	0.82%(5)	0.84%(5)	0.88%(5)(6)	0.71%(5)	0.71%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.84%(5)	N/A	N/A	N/A
Ratio of Net Investment Loss	(0.70)%(5)	(0.51)%(5)	(0.02)%(5)	(0.23)%(5)	(0.41)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	22%	15%	28%	30%	37%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)

Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to January 1, 2018, the maximum ratio was 0.72% for Class IS shares.

67

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$26.73	$19.77	$22.52	$14.93	$15.03
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)	(0.04)	(0.04)	(0.08)	(0.03)
Net Realized and Unrealized Gain (Loss)	15.05	7.00	(2.66)	8.04	(0.07)
Total from Investment Operations	14.83	6.96	(2.70)	7.96	(0.10)
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.00)(3)
Net Realized Gain	(0.10)	—	(0.05)	(0.37)	—
Total Distributions	(0.10)	—	(0.05)	(0.37)	(0.00)(3)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$41.46	$26.73	$19.77	$22.52	$14.93
Total Return(4)	55.49%	35.20%	(12.04)%	53.38%	(0.65)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,152,320	$1,284,678	$649,580	$358,141	$62,440
Ratio of Expenses Before Expense Limitation	0.98%	1.03%	1.04%	1.10%	1.34%
Ratio of Expenses After Expense Limitation	0.97%(5)	0.99%(5)	0.99%(5)	0.98%(5)	1.00%(5)
Ratio of Net Investment Loss	(0.70)%(5)	(0.15)%(5)	(0.19)%(5)	(0.42)%(5)	(0.22)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.02%	0.00%(6)
Portfolio Turnover Rate	25%	20%	36%	30%	42%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$26.23	$19.46	$22.25	$14.79	$14.93
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.30)	(0.10)	(0.11)	(0.15)	(0.08)
Net Realized and Unrealized Gain (Loss)	14.74	6.87	(2.63)	7.98	(0.06)
Total from Investment Operations	14.44	6.77	(2.74)	7.83	(0.14)
Distributions from and/or in Excess of:
Net Realized Gain	(0.10)	—	(0.05)	(0.37)	—
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$40.57	$26.23	$19.46	$22.25	$14.79
Total Return(4)	55.06%	34.79%	(12.36)%	53.01%	(1.00)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$683,897	$336,109	$223,098	$186,988	$11,727
Ratio of Expenses Before Expense Limitation	1.26%	1.30%	1.34%	1.36%	1.66%
Ratio of Expenses After Expense Limitation	1.25%(5)	1.29%(5)	1.33%(5)	1.27%(5)	1.35%(5)
Ratio of Net Investment Loss	(0.96)%(5)	(0.44)%(5)	(0.51)%(5)	(0.74)%(5)	(0.55)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.02%	0.00%(6)
Portfolio Turnover Rate	25%	20%	36%	30%	42%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$25.23	$18.82	$21.63	$14.47	$14.69
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.44)	(0.23)	(0.22)	(0.22)	(0.14)
Net Realized and Unrealized Gain (Loss)	14.10	6.64	(2.54)	7.75	(0.08)
Total from Investment Operations	13.66	6.41	(2.76)	7.53	(0.22)
Distributions from and/or in Excess of:
Net Realized Gain	(0.10)	—	(0.05)	(0.37)	—
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$38.79	$25.23	$18.82	$21.63	$14.47
Total Return(4)	54.15%	34.06%	(12.81)%	52.11%	(1.50)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$533	$512	$382	$364	$221
Ratio of Expenses Before Expense Limitation	2.14%	2.19%	2.28%	2.51%	3.16%
Ratio of Expenses After Expense Limitation	1.84%(5)	1.84%(5)	1.84%(5)	1.84%(5)	1.85%(5)
Ratio of Net Investment Loss	(1.54)%(5)	(0.99)%(5)	(1.02)%(5)	(1.16)%(5)	(1.00)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	25%	20%	36%	30%	42%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$24.94	$18.63	$21.46	$14.39	$14.63
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.48)	(0.26)	(0.27)	(0.29)	(0.19)
Net Realized and Unrealized Gain (Loss)	13.93	6.57	(2.51)	7.73	(0.05)
Total from Investment Operations	13.45	6.31	(2.78)	7.44	(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	(0.10)	—	(0.05)	(0.37)	—
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$38.29	$24.94	$18.63	$21.46	$14.39
Total Return(4)	53.94%	33.87%	(13.00)%	51.77%	(1.71)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$90,845	$53,257	$35,297	$23,334	$1,862
Ratio of Expenses Before Expense Limitation	1.98%	2.03%	2.06%	2.10%	2.43%
Ratio of Expenses After Expense Limitation	1.97% (5)	2.02% (5)	2.04% (5)	2.01% (5)	2.10% (5)
Ratio of Net Investment Loss	(1.68)% (5)	(1.17)% (5)	(1.24)% (5)	(1.45)% (5)	(1.32)% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.02%	0.00% (6)
Portfolio Turnover Rate	25%	20%	36%	30%	42%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$26.77	$19.79	$22.54	$14.94	$15.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.18)	(0.02)	0.02	(0.12)	(0.03)
Net Realized and Unrealized Gain (Loss)	15.07	7.00	(2.72)	8.09	(0.06)
Total from Investment Operations	14.89	6.98	(2.70)	7.97	(0.09)
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.00)(3)
Net Realized Gain	(0.10)	—	(0.05)	(0.37)	—
Total Distributions	(0.10)	—	(0.05)	(0.37)	(0.00)(3)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$41.56	$26.77	$19.79	$22.54	$14.94
Total Return(4)	55.63%	35.27%	(12.03)%	53.41%	(0.64)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,008	$50,083	$14,016	$57,629	$1,030
Ratio of Expenses Before Expense Limitation	0.90%	0.98%	0.95%	1.03%	5.64%
Ratio of Expenses After Expense Limitation	0.88%(5)	0.91%(5)	0.92%(5)	0.92%(5)	0.93%(5)
Ratio of Net Investment Income (Loss)	(0.59)%(5)	(0.07)%(5)	0.09%(5)	(0.56)%(5)	(0.20)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.02%	0.02%	0.01%
Portfolio Turnover Rate	25%	20%	36%	30%	42%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

72

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

73

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder

74

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Janney
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

76

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

77

Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFIOPTYPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Emerging Markets Fixed Income Opportunities Portfolio

Prospectus   |   April 30, 2021

Share Class	Ticker Symbol
Class I	MEAIX
Class A	MEAPX
Class L	MEALX
Class C	MSEDX
Class IS	MRDPX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFIEMFIOPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Fixed Income Opportunities Portfolio

Investment Objective
The Emerging Markets Fixed Income Opportunities Portfolio (the “Fund”) seeks high total return.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $100,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 22 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	3.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%	None
Other Expenses	0.78%	0.87%	1.10%	1.30%	11.81%
Total Annual Fund Operating Expenses[3]	1.53%	1.87%	2.35%	3.05%	12.56%
Fee Waiver and/or Expense Reimbursement[3]	0.68%	0.67%	0.90%	1.10%	11.74%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.85%	1.20%	1.45%	1.95%	0.82%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Fixed Income Opportunities Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$417	$770	$1,766
Class A	$443	$831	$1,243	$2,391
Class L	$148	$647	$1,174	$2,617
Class C	$298	$839	$1,505	$3,009
Class IS	$84	$2,507	$4,577	$8,529

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$417	$770	$1,766
Class A	$443	$831	$1,243	$2,391
Class L	$148	$647	$1,174	$2,617
Class C	$198	$839	$1,505	$3,009
Class IS	$84	$2,507	$4,577	$8,529
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A, 1.45% for Class L, 1.95% for Class C and 0.82% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s assets will be invested in debt securities of issuers located in emerging market countries, which may include U.S. dollar-denominated, local currency and corporate debt securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser and/or the “Sub-Advisers,” Morgan Stanley Investment Management Limited (“MSIM Limited”) and Morgan Stanley Investment Management Company (“MSIM Company”) seek high total return by investing primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The Adviser and/or Sub-Advisers implement a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. In selecting the Fund’s investments, the Adviser and/or Sub-Advisers analyze the ability of an emerging market country’s government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation.
The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Adviser and/or Sub-Advisers may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser and/or Sub-Advisers deem to be materially important environmental and/or social issues facing a company.
The Fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Fund may invest in fixed-income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed-income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed-income securities rated by one or more rating agencies below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by

2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Fixed Income Opportunities Portfolio (Con’t)

S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings Inc. (“Fitch”) or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated considered by the Adviser and/or Sub-Advisers to be of equivalent quality.
The Fund may invest in restricted and illiquid securities.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. In such instances, the value of the Fund could decline and the Fund could lose money. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies this risk, because lower quality fixed-income securities are more volatile in price.

•	High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign

3

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Fixed Income Opportunities Portfolio (Con’t)

capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Leverage. The Fund may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

4

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Fixed Income Opportunities Portfolio (Con’t)

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	13.16%
Low Quarter	03/31/20	-16.43%

5

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Fixed Income Opportunities Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 5/24/2012)
Return Before Taxes	4.69%	7.27%	4.90%
Return After Taxes on Distributions[1]	2.35%	4.89%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	2.64%	4.58%	2.65%
Class A (commenced operations on 5/24/2012)
Return Before Taxes	0.94%	6.20%	4.15%
Class L (commenced operations on 5/24/2012)
Return Before Taxes	4.06%	6.63%	4.26%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	2.64%	6.13%	4.05%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	4.84%	7.31%	5.44%
J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted (reflects no deduction for fees, expenses or taxes)[2]	5.07%	7.05%	4.53%[3]
Emerging Markets Fixed income Blend Index (reflects no deduction for fees, expenses or taxes)[4]	5.07%	6.93%	5.45%[3]
Lipper Emerging Market Hard Currency Debt Funds Index (reflects no deduction for taxes)[5]	3.65%	6.56%	4.49%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted is an equal weighted index of 1/3 J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified Index) (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities but limits the weights of countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding), 1/3 J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified Index) (a benchmark that tracks local currency government bonds issued by emerging markets) and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified Index) (a benchmark that tracks performance of corporate issued debt instruments issued by emerging markets) that blends U.S. Dollar local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	Emerging Markets Fixed Income Blend Index is a performance linked benchmark of the old and new benchmarks of the Fund, the old benchmarks represented by J.P. Morgan Emerging Markets Bond Global Index (EMBI Global Index) (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) for period from the Fund’s inception to September 25, 2015 and also the Blended Index which consists of 1/3 J.P. Morgan EMBI Global Index, 1/3 J.P. Morgan GBI-EM Global Diversified Index, 1/3 J.P. Morgan CEMBI Broad Diversified Index for periods from September 26, 2015 to December 31, 2019 and the new benchmark represented J.P. Morgan Emerging Markets Blended Index (JEMB)-Equal Weighted for periods thereafter. It is not possible to invest directly in an index.
5	The Lipper Emerging Markets Hard Currency Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Hard Currency Debt Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Advisers. Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by members of the Emerging Markets Debt team. Information about the members primarily responsible for the day-today management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser(s)	Date Began Managing Fund
Eric J. Baurmeister	Managing Director of the Adviser	May 2012

6

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Fixed Income Opportunities Portfolio (Con’t)

Name	Title with Adviser/Sub-Adviser(s)	Date Began Managing Fund
Warren Mar	Managing Director of MSIM Limited	December 2014
Sahil Tandon	Executive Director of MSIM Limited	October 2015
Budi Suharto	Executive Director of MSIM Company	December 2019
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Fund

Emerging Markets Fixed Income Opportunities Portfolio

Investment Objective
The Emerging Markets Fixed Income Opportunities Portfolio seeks high total return.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser and/or Sub-Advisers seek high total return by investing primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. Using macroeconomic and fundamental analysis, the Adviser and/or Sub-Advisers seek to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.
Process
The Adviser and/or Sub-Advisers implement a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (gross domestic product growth, inflation, external accounts, debt serviceability). In selecting the Fund’s investments, the Adviser and/or Sub-Advisers analyze the ability of an emerging market country’s government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The Adviser and/or Sub-Advisers utilize proprietary sovereign risk, interest rate and yield curve valuation models to identify investment opportunities.
The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Adviser and/or Sub-Advisers may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser and/or Sub-Advisers deem to be materially important environmental and/or social issues facing a company.
The Fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser and/or Sub-Advisers may, when or if available, use certain strategies, including the use of derivatives, to protect the Fund from overvalued currencies or to take advantage of undervalued currencies. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Fund may invest in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed-income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed-income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed-income securities rated by one or more rating agencies below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated considered by the Adviser and/or Sub-Advisers to be of equivalent quality.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in debt securities of issuers located in emerging market countries, which may include U.S. dollar-denominated, local currency and corporate debt securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser and/or Sub-Advisers consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging market countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one country.
Emerging market or developing countries are countries that major international financial institutions (such as the World Bank) or the Fund’s benchmark index generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe).
The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “Rule 144A” securities which are exempt from registration and that may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser and/or Sub-Advisers to be liquid and otherwise meet the Fund’s investment policies.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Details of the Fund

Emerging Markets Fixed Income Opportunities Portfolio (Con’t)

asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”) municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.
Credit and Interest Rate Risk
Fixed-income securities, such as bonds, generally are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.
In addition, under certain conditions, there may be an increasing amount of issuers that are unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Duration
The average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.
High Yield Securities
Fixed-income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.
Liquidity
The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.

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Morgan Stanley Institutional Fund, Inc Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
Foreign Investing
To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for the Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
The Fund may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.
In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Emerging Market Securities
The Fund invests in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
A portion of the Fund’s investments in emerging market securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their businesses or finance their families’ basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

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Morgan Stanley Institutional Fund, Inc Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or Sub-Advisers may use derivatives to reduce this risk. The Adviser and/or Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Derivatives
The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, or swap, or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter (“OTC”), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to
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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.
The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.
Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Large Shareholder Transactions Risk
The Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing the Fund’s investment objective, the Adviser and/or Sub-Advisers have considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser and/or Sub-Advisers, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
Temporary Defensive Investments
When the Adviser and/or Sub-Advisers believe that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be

15

Morgan Stanley Institutional Fund, Inc Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

inconsistent with the Fund’s principal investment strategies. If the Adviser and/or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objective.

16

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory and Sub-Advisory Agreements is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Sub-Advisers
The Adviser has entered into Sub-Advisory Agreements with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England, and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481. The Sub-Advisers are wholly-owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the Fund with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received a fee for advisory services (net of fee waivers, if applicable) in an amount equal to 0.09% of the Fund’s average daily net assets.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.85% for Class I, 1.20% for Class A, 1.45% for Class L, 1.95% for Class C and 0.82% for Class IS. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
Portfolio Management
The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric J. Baurmeister, Warren Mar, Sahil Tandon and Budi Suharto.
Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Mar has been associated with MSIM Limited in an investment management capacity since February 2020. Prior to February 2020, Mr. Mar had been associated with the Adviser in an investment management-related capacity since August 2012. Prior to August 2012, Mr. Mar was the global head of Emerging Markets Corporate Research & Strategy at J.P. Morgan Chase from April 2004 to August 2012. Mr. Tandon has been associated with the MSIM Limited in an investment management capacity since August 2019. Prior to August 2019, Mr. Tandon had been associated with the Adviser in an investment management-related capacity since 2004. Mr. Suharto has been associated with MSIM Company in an investment management-related capacity since 2014.
Members of the team collaborate to manage the assets of the Fund.
The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.
The composition of the team may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
The Company has suspended offering Class L shares of the Fund to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The Company currently offers investors Class I, Class A, Class C and Class IS shares of the Fund. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fee, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.
Minimum Investment Amounts
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of the Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of the Fund. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of the Fund. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of the Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and Class C shares of the Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

shares on an annualized basis, and (ii) a distribution fee of up to 0.25% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis.
The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund. For more information, please see the Company’s SAI.
About Net Asset Value
The NAV of a class of shares of the Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser and/or Sub-Advisers determine that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Fund’s Investment Strategies and Related Risks” and “The Fund’s Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in the Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of the Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of the Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Investors purchasing or selling shares of the Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From the Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by the Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of the Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Fund by wire.
Initial Purchase by Wire
You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of the Fund for your account at any time by contacting your Financial Intermediary or by

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of the Fund by wire by following the instructions under “Initial Purchase by Wire.”

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Sales Charges Applicable to Purchases of Class A Shares
Class A shares are subject to a sales charge equal to a maximum of 3.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $100,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.00%	1.01%	0.75%
$500,000 and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 0.50% to a Financial Intermediary for purchase amounts of $500,000 or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Investments of $500,000 or more are not subject to an initial sales charge, but are generally subject to a CDSC of 0.50% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.
In addition to investments of $500,000 or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the Fund.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.
Combined Purchase Privilege
You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.
Right of Accumulation
Your sales charge may be reduced if you invest $100,000 or more in a single transaction, as calculated below:
(a) the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,
(b) plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.
Notification
You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of the Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of the Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.
Letter of Intent
The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.
You should retain any records necessary to substantiate historical costs because the Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

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Conversion Features
A shareholder currently holding Class A shares of the Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of the Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of the Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.
A shareholder currently holding a class of shares of the Fund in a Merrill Lynch Advisory Program account may have such shares converted by Merrill Lynch to an eligible class of shares of the Fund for a Merrill Lynch brokerage account upon the transfer of the shares of the Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.
After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund with no initial sales charge, provided that the Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.
Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.
General
Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to

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the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of the Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of the Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

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Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of the Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.
Redemption Proceeds
The Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or the Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Redemption Fees
Shares of the Fund redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received

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by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) in qualified retirement plans maintained pursuant to Sections 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code, or certain transactions in other types of retirement accounts, including but not limited to required minimum distributions and redemptions relating to forfeitures, death, disability or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of the Fund, the shares held the longest will be redeemed or exchanged first.
The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Fund through a Financial Intermediary, please read that Financial Intermediary’s materials carefully to learn about any other restrictions or fees that may apply.
Exchange Privilege
You may exchange shares of any class of the Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies, investment minimums and applicable sales charges, and, should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
There are special considerations when you exchange Class A and Class C shares of the Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The

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Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
The Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend and to distribute net realized capital gains, if any, at least annually.
The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by the

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Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions. The Fund expects to distribute primarily ordinary income dividends.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you redeem shares of the Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.- owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
The Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present

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similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.

30

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

31

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

32

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which include the Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

33

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.25	$8.52	$9.68	$9.07	$8.53
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.44	0.51	0.57	0.65	0.67
Net Realized and Unrealized Gain (Loss)	(0.06)	0.70	(1.24)	0.52	0.42
Total from Investment Operations	0.38	1.21	(0.67)	1.17	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.43)	(0.49)	(0.56)	(0.55)
Paid-in-Capital	(0.25)	(0.05)	—	—	—
Total Distributions	(0.47)	(0.48)	(0.49)	(0.56)	(0.55)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$9.16	$9.25	$8.52	$9.68	$9.07
Total Return(4)	4.69%	14.41%	(6.93)%	12.94%	12.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,262	$58,152	$32,575	$22,219	$20,332
Ratio of Expenses Before Expense Limitation	1.53%	1.39%	1.98%	2.01%	2.03%
Ratio of Expenses After Expense Limitation	0.84%(5)	0.83%(5)	0.84%(5)	0.83%(5)	0.84%(5)
Ratio of Net Investment Income	5.05%(5)	5.65%(5)	6.24%(5)	6.73%(5)	7.32%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	54%	58%	47%	77%	116%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

34

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.24	$8.51	$9.67	$9.06	$8.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.41	0.48	0.52	0.61	0.64
Net Realized and Unrealized Gain (Loss)	(0.06)	0.70	(1.22)	0.52	0.42
Total from Investment Operations	0.35	1.18	(0.70)	1.13	1.06
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.40)	(0.46)	(0.52)	(0.52)
Paid-in-Capital	(0.25)	(0.05)	—	—	—
Total Distributions	(0.44)	(0.45)	(0.46)	(0.52)	(0.52)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$9.15	$9.24	$8.51	$9.67	$9.06
Total Return(4)	4.33%	14.03%	(7.29)%	12.54%	12.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,325	$2,141	$1,306	$1,150	$972
Ratio of Expenses Before Expense Limitation	1.87%	1.81%	2.49%	2.51%	2.28%
Ratio of Expenses After Expense Limitation	1.19%(5)	1.18%(5)	1.19%(5)	1.19%(5)	1.09%(5)
Ratio of Net Investment Income	4.72%(5)	5.31%(5)	5.74%(5)	6.37%(5)	7.03%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	54%	58%	47%	77%	116%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

35

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.23	$8.50	$9.65	$9.05	$8.51
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.39	0.46	0.50	0.59	0.62
Net Realized and Unrealized Gain (Loss)	(0.06)	0.70	(1.22)	0.51	0.41
Total from Investment Operations	0.33	1.16	(0.72)	1.10	1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	(0.38)	(0.43)	(0.50)	(0.49)
Paid-in-Capital	(0.25)	(0.05)	—	—	—
Total Distributions	(0.42)	(0.43)	(0.43)	(0.50)	(0.49)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$9.14	$9.23	$8.50	$9.65	$9.05
Total Return(4)	4.06%	13.76%	(7.52)%	12.28%	12.15%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$589	$764	$727	$842	$777
Ratio of Expenses Before Expense Limitation	2.35%	2.16%	2.78%	2.77%	2.78%
Ratio of Expenses After Expense Limitation	1.44%(5)	1.43%(5)	1.44%(5)	1.44%(5)	1.45%(5)
Ratio of Net Investment Income	4.48%(5)	5.05%(5)	5.51%(5)	6.11%(5)	6.70%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	54%	58%	47%	77%	116%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

36

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.21	$8.50	$9.65	$9.05	$8.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34	0.41	0.46	0.50	0.54
Net Realized and Unrealized Gain (Loss)	(0.05)	0.70	(1.22)	0.55	0.43
Total from Investment Operations	0.29	1.11	(0.76)	1.05	0.97
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.35)	(0.39)	(0.45)	(0.44)
Paid-in-Capital	(0.25)	(0.05)	—	—	—
Total Distributions	(0.37)	(0.40)	(0.39)	(0.45)	(0.44)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$9.13	$9.21	$8.50	$9.65	$9.05
Total Return(4)	3.63%	13.19%	(7.98)%	11.76%	11.60%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$475	$524	$48	$284	$225
Ratio of Expenses Before Expense Limitation	3.05%	2.92%	3.79%	3.84%	3.97%
Ratio of Expenses After Expense Limitation	1.94%(5)	1.93%(5)	1.94%(5)	1.94%(5)	1.95%(5)
Ratio of Net Investment Income	3.98%(5)	4.54%(5)	5.09%(5)	5.18%(5)	5.87%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	54%	58%	47%	77%	116%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

37

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$9.25	$8.52	$9.68	$9.07	$8.53
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.44	0.52	0.56	0.65	0.67
Net Realized and Unrealized Gain (Loss)	(0.05)	0.69	(1.23)	0.52	0.42
Total from Investment Operations	0.39	1.21	(0.67)	1.17	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.43)	(0.49)	(0.56)	(0.55)
Paid-in-Capital	(0.25)	(0.05)	—	—	—
Total Distributions	(0.47)	(0.48)	(0.49)	(0.56)	(0.55)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$9.17	$9.25	$8.52	$9.68	$9.07
Total Return(4)	4.84%	14.44%	(6.91)%	12.95%	12.81%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20	$19	$672	$763	$716
Ratio of Expenses Before Expense Limitation	12.56%	1.73%	2.22%	2.25%	2.25%
Ratio of Expenses After Expense Limitation	0.81%(5)	0.80%(5)	0.81%(5)	0.81%(5)	0.82%(5)
Ratio of Net Investment Income	5.10%(5)	5.72%(5)	6.15%(5)	6.74%(5)	7.33%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.02%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	54%	58%	47%	77%	116%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

38

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

39

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder

40

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

41

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

42

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

43

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Where to Find Additional Information
In addition to this Prospectus, the Fund has an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Shareholder Reports that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Fund, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFIEMFIOPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Applied Equity Portfolios
Global Concentrated Portfolio
Global Core Portfolio
US Core Portfolio

Prospectus   |   April 30, 2021

Global Concentrated Portfolio Share Class	Ticker Symbol
Class I	MLNIX
Class A	MLNAX
Class C	MLNCX
Class IS	MLNSX

Global Core Portfolio Share Class	Ticker Symbol
Class I	MLMIX
Class A	MLMAX
Class C	MLMCX
Class IS	MLMSX

US Core Portfolio Share Class	Ticker Symbol
Class I	MUOIX
Class A	MUOAX
Class C	MUOCX
Class IS	MUOSX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFIAEAPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Concentrated Portfolio

Investment Objective
The Global Concentrated Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 31 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	1.06%	1.13%	1.16%	8.45%
Total Annual Fund Operating Expenses [3]	1.81%	2.13%	2.91%	9.20%
Fee Waiver and/or Expense Reimbursement[3]	0.81%	0.78%	0.81%	8.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.00%	1.35%	2.10%	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Concentrated Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$491	$904	$2,060
Class A	$655	$1,086	$1,541	$2,799
Class C	$313	$825	$1,462	$2,990
Class IS	$97	$1,932	$3,616	$7,245

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$491	$904	$2,060
Class A	$655	$1,086	$1,541	$2,799
Class C	$213	$825	$1,462	$2,990
Class IS	$97	$1,932	$3,616	$7,245
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 2.10% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in U.S. and non-U.S. companies.
The Adviser utilizes both a top-down and a bottom-up stock selection process, seeking investments in companies with attractive valuations, above-average appreciation potential and competitive dividend yields. In selecting securities for investment, the Adviser typically uses a combination of quantitative models and fundamental research. The Adviser primarily uses a sector-neutral factor model that is broadly grouped into the following four categories: momentum/risk, valuation, quality and growth to help identify market drivers. The Adviser then couples the model’s output with in-depth analysis of individual stocks based on internal and external research. The Fund generally has wide flexibility with regard to regional and sector allocations.
The Fund seeks to optimize factor tilts (e.g., growth vs. value, large cap vs. small cap) using factor models that the Adviser believes are driving the market, and identifies stocks that will achieve the desired factor tilts using quantitative models.
The Adviser actively integrates sustainability analysis as a part of its bottom up stock selection component of the investment process. Sustainability analysis is inclusive of environmental; social and human capital; and business model, innovation, leadership and governance (“ESG”) issues. The Adviser gives particular credence to those ESG issues deemed to be material to a given industry, shown to potentially impact a company’s long term stock price performance.
The Fund’s equity investments may include common and preferred stocks and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), limited partnership interests and other specialty securities having equity features. The Fund holds securities of a relatively small number of companies.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Concentrated Portfolio (Con’t)

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

3

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Concentrated Portfolio (Con’t)

Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	20.59%
Low Quarter	03/31/20	-21.14%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Since Inception
Class I (commenced operations on 5/27/2016)
Return Before Taxes	23.52%	13.09%
Return After Taxes on Distributions[1]	23.52%	12.94%
Return After Taxes on Distributions and Sale of Fund Shares	13.93%	10.42%
Class A (commenced operations on 5/27/2016)
Return Before Taxes	16.76%	11.40%
Class C (commenced operations on 5/27/2016)
Return Before Taxes	21.23%	11.87%
Class IS (commenced operations on 5/27/2016)
Return Before Taxes	23.67%	13.16%
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[2]	15.90%	12.89%[3]
Lipper Global Large-Cap Growth Funds Index (reflects no deduction for taxes)[4]	27.24%	16.84%[3]
Lipper Global Large-Cap Core Funds Index (reflects no deduction for taxes)[5]	13.84%	12.11%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index. The Lipper category changed from Lipper Global Large-Cap Core to Lipper Global Large-Cap Growth.
5	Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. There are currently 10 funds represented in this Index.

4

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Concentrated Portfolio (Con’t)

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Applied Equity Advisors Investment team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Andrew Slimmon	Managing Director	Since inception
Phillip Kim	Executive Director	Since inception
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

5

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Core Portfolio

Investment Objective
The Global Core Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 31 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	2.18%	2.32%	2.36%	17.44%
Total Annual Fund Operating Expenses [3]	2.93%	3.32%	4.11%	18.19%
Fee Waiver and/or Expense Reimbursement[3]	1.93%	1.97%	2.01%	17.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.00%	1.35%	2.10%	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Core Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$724	$1,372	$3,114
Class A	$655	$1,318	$2,004	$3,821
Class C	$313	$1,066	$1,935	$4,006
Class IS	$97	$3,399	$5,888	$9,747

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$724	$1,372	$3,114
Class A	$655	$1,318	$2,004	$3,821
Class C	$213	$1,066	$1,935	$4,006
Class IS	$97	$3,399	$5,888	$9,747
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 2.10% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in U.S. and non-U.S. companies.
The Adviser utilizes both a top-down and a bottom-up stock selection process, seeking investments in companies with attractive valuations, above-average appreciation potential and competitive dividend yields. In selecting securities for investment, the Adviser typically uses a combination of quantitative models and fundamental research. The Adviser primarily uses a sector-neutral factor model that is broadly grouped into the following four categories: momentum/risk, valuation, quality and growth to help identify market drivers. The Adviser then couples the model’s output with in-depth analysis of individual stocks based on internal and external research.
The Fund seeks to optimize factor tilts (e.g., growth vs. value, large cap vs. small cap) using factor models that the Adviser believes are driving the market, and identifies stocks that will achieve the desired factor tilts using quantitative models.
The Adviser actively integrates sustainability analysis as a part of its bottom up stock selection component of the investment process. Sustainability analysis is inclusive of environmental; social and human capital; and business model, innovation, leadership and governance (“ESG”) issues. The Adviser gives particular credence to those ESG issues deemed to be material to a given industry, shown to potentially impact a company’s long term stock price performance.
The Fund’s equity investments may include common and preferred stocks and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), limited partnership interests and other specialty securities having equity features.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

7

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Core Portfolio (Con’t)

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

8

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Core Portfolio (Con’t)

Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	22.29%
Low Quarter	03/31/20	-22.44%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Since Inception
Class I (commenced operations on 5/27/2016)
Return Before Taxes	21.23%	11.44%
Return After Taxes on Distributions[1]	21.23%	11.27%
Return After Taxes on Distributions and Sale of Fund Shares	12.57%	9.05%
Class A (commenced operations on 5/27/2016)
Return Before Taxes	14.53%	9.75%
Class C (commenced operations on 5/27/2016)
Return Before Taxes	18.89%	10.20%
Class IS (commenced operations on 5/27/2016)
Return Before Taxes	21.40%	11.49%
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[2]	15.90%	12.89%[3]
Lipper Global Large-Cap Growth Funds Index (reflects no deduction for taxes)[4]	27.24%	16.84%[3]
Lipper Global Large-Cap Core Funds Index (reflects no deduction for taxes)[5]	13.84%	12.11%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index. The Lipper category changed from Lipper Global Large-Cap Core to Lipper Global Large-Cap Growth.
5	Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. There are currently 10 funds represented in this Index.

9

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Core Portfolio (Con’t)

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Applied Equity Advisors Investment team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Andrew Slimmon	Managing Director	Since inception
Phillip Kim	Executive Director	Since inception
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

10

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

US Core Portfolio

Investment Objective
The US Core Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 31 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	1.37%	1.44%	1.47%	13.13%
Total Annual Fund Operating Expenses [3]	1.97%	2.29%	3.07%	13.73%
Fee Waiver and/or Expense Reimbursement[3]	1.17%	1.14%	1.17%	12.98%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.80%	1.15%	1.90%	0.75%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

11

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

US Core Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$82	$505	$954	$2,201
Class A	$636	$1,099	$1,587	$2,929
Class C	$293	$838	$1,509	$3,118
Class IS	$77	$2,695	$4,876	$8,865

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$82	$505	$954	$2,201
Class A	$636	$1,099	$1,587	$2,929
Class C	$193	$838	$1,509	$3,118
Class IS	$77	$2,695	$4,876	$8,865
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.90% for Class C and 0.75% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in U.S. companies.
The Adviser utilizes both a top-down and a bottom-up stock selection process, seeking investments in companies with attractive valuations, above-average appreciation potential and competitive dividend yields. In selecting securities for investment, the Adviser typically uses a combination of quantitative models and fundamental research. The Adviser primarily uses a sector-neutral factor model that is broadly grouped into the following four categories: momentum/risk, valuation, quality and growth to help identify market drivers. The Adviser then couples the model’s output with in-depth analysis of individual stocks based on internal and external research.
The Fund seeks to optimize factor tilts (e.g., growth vs. value, large cap vs. small cap) using factor models that the Adviser believes are driving the market, and identifies stocks that will achieve the desired factor tilts using quantitative models.
The Adviser actively integrates sustainability analysis as a part of its bottom up stock selection component of the investment process. Sustainability analysis is inclusive of environmental; social and human capital; and business model, innovation, leadership and governance (“ESG”) issues. The Adviser gives particular credence to those ESG issues deemed to be material to a given industry, shown to potentially impact a company’s long term stock price performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in the United States. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s equity investments may include common and preferred stocks and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), limited partnership interests and other specialty securities having equity features.
The Fund may invest in foreign securities.

12

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

US Core Portfolio (Con’t)

Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	26.23%
13

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

US Core Portfolio (Con’t)

Low Quarter	03/31/20	-22.25%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Since Inception
Class I (commenced operations on 5/27/2016)
Return Before Taxes	24.20%	14.89%
Return After Taxes on Distributions[1]	24.11%	14.62%
Return After Taxes on Distributions and Sale of Fund Shares	14.39%	11.88%
Class A (commenced operations on 5/27/2016)
Return Before Taxes	17.26%	13.16%
Class C (commenced operations on 5/27/2016)
Return Before Taxes	21.84%	13.62%
Class IS (commenced operations on 5/27/2016)
Return Before Taxes	24.27%	14.93%
S&P 500® Index (reflects no deductionfor fees, expenses or taxes)[2]	18.40%	15.77%[3]
Lipper Multi-Cap Growth Funds Index (reflects nodeduction for taxes)[4]	43.16%	21.82%[3]
Lipper Large-Cap Core Funds Index (reflects nodeduction for taxes)[5]	16.10%	14.49%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The Standard & Poor’s 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index. The Lipper category changed from Lipper Large-Cap Core Funds to Lipper Multi-Cap Growth Funds.
5	Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. There are currently 30 funds represented in this Index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Applied Equity Advisors Investment team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Andrew Slimmon	Managing Director	Since inception
Phillip Kim	Executive Director	Since inception
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

14

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

US Core Portfolio (Con’t)

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Concentrated Portfolio

Investment Objective
The Global Concentrated Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the investment objective by investing primarily in U.S. and non-U.S. companies.
Process
The Adviser utilizes both a top-down and a bottom-up stock selection process, seeking investments in companies with attractive valuations, above-average appreciation potential and competitive dividend yields. In selecting securities for investment, the Adviser typically uses a combination of quantitative models and fundamental research. The Adviser primarily uses a sector-neutral factor model that is broadly grouped into the following four categories: momentum/risk, valuation, quality and growth to help identify market drivers. The Adviser then couples the model’s output with in-depth analysis of individual stocks based on internal and external research. The Fund generally has wide flexibility with regard to regional and sector allocations.
The Fund seeks to optimize factor tilts (e.g., growth vs. value, large cap vs. small cap) using factor models that the Adviser believes are driving the market, and identifies stocks that will achieve the desired factor tilts using quantitative models.
The Adviser actively integrates sustainability analysis as a part of its bottom up stock selection component of the investment process. Sustainability analysis is inclusive of ESG issues. The Adviser gives particular credence to those ESG issues deemed to be material to a given industry, shown to potentially impact a company’s long term stock price performance.
The Fund’s equity investments may include common and preferred stocks and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Fund holds securities of a relatively small number of companies.
Prior Performance of Similar Accounts
The table below illustrates the past performance of a composite that consists of all managed (wrap) accounts managed by the portfolio managers (the “Composite”) with investment objectives, policies and strategies that are substantially similar to those of the Fund.
The portfolio managers of the Fund have been primarily responsible for managing the accounts included in the Composite for the periods shown. The following table shows the average annual total returns for the Composite for the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 2020, as compared with the benchmark index. The historical performance of the Composite is provided to illustrate the past performance of the portfolio managers in managing the Composite, and is not indicative of the present or future performance of the Fund. The Fund’s future performance may be greater than or less than the performance of the Composite.
The performance of the Composite is net of fees and expenses, which, depending on the account may be lower or higher than those charged to the Fund. Since fees, commissions and taxes may differ for the Composite and the Fund, performance data for identical periods may differ. The accounts in the Composite are not subject to restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), or the Code, which if applicable, might have adversely affected the performance of the Composite. In addition, the securities held by the Fund may not be identical to the securities held by the Composite. Accordingly, the future performance of the Fund may differ from the performance of the Composite. These results are unaudited.
Investors should not consider this performance information a substitute for the performance of the Fund, nor should investors consider this data an indication of the future performance of the Fund, the Composite or of the Adviser.
Performance of the Similar Accounts
Average Annual Total Returns
For Periods Ended December 31, 2020

	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Composite	23.79%	12.20%	11.27%	11.23%	8.61%
MSCI World Net Index[2]	15.90%	10.54%	12.19%	9.87%	6.98%

16

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Concentrated Portfolio (Con’t)

1	Composite information is shown from the inception date of the Composite (January 31, 2008) until December 31, 2020. The Composite is comprised of managed (wrap) accounts managed by the portfolio managers that are managing the Fund with investment objectives, policies and strategies that are substantially similar to those of the Fund. The portfolio managers were previously employed by Morgan Stanley Smith Barney LLC and became employees of the Adviser beginning on September 30, 2015. The portfolio managers have been managing the Composite accounts since inception. The portfolio managers manage other accounts that are similarly managed but do not have investment objectives, policies and strategies that are substantially similar to those of the Fund and, accordingly, have been excluded from the Composite shown here. These other accounts may depict historical performance that is higher or lower than the historical performance depicted in the Composite.
2	The MSCI World Net Index (the “Index”) is used as a benchmark. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The MSCI World Net Index currently consists of 23 developed market country indices. The Index is calculated with dividends reinvested and is used for comparative purposes only. An index is a hypothetical measure of performance based on the price fluctuations of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

17

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Core Portfolio

Investment Objective
The Global Core Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the investment objective by investing primarily in U.S. and non-U.S. companies.
Process
The Adviser utilizes both a top-down and a bottom-up stock selection process, seeking investments in companies with attractive valuations, above-average appreciation potential and competitive dividend yields. In selecting securities for investment, the Adviser typically uses a combination of quantitative models and fundamental research. The Adviser primarily uses a sector-neutral factor model that is broadly grouped into the following four categories: momentum/risk, valuation, quality and growth to help identify market drivers. The Adviser then couples the model’s output with in-depth analysis of individual stocks based on internal and external research.
The Fund seeks to optimize factor tilts (e.g., growth vs. value, large cap vs. small cap) using factor models that the Adviser believes are driving the market, and identifies stocks that will achieve the desired factor tilts using quantitative models.
The Adviser actively integrates sustainability analysis as a part of its bottom up stock selection component of the investment process. Sustainability analysis is inclusive of ESG issues. The Adviser gives particular credence to those ESG issues deemed to be material to a given industry, shown to potentially impact a company’s long term stock price performance.
The Fund’s equity investments may include common and preferred stocks and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features.
Prior Performance of Similar Accounts
The table below illustrates the past performance of a composite that consists of all managed (wrap) accounts managed by the portfolio managers (the “Composite”) with investment objectives, policies and strategies that are substantially similar to those of the Fund.
The portfolio managers of the Fund have been primarily responsible for managing the accounts included in the Composite for the periods shown. The following table shows the average annual total returns for the Composite for the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 2020, as compared with the benchmark index. The historical performance of the Composite is provided to illustrate the past performance of the portfolio managers in managing the Composite, and is not indicative of the present or future performance of the Fund. The Fund’s future performance may be greater than or less than the performance of the Composite.
The performance of the Composite is net of fees and expenses, which, depending on the account may be lower or higher than those charged to the Fund. Since fees, commissions and taxes may differ for the Composite and the Fund, performance data for identical periods may differ. The accounts in the Composite are not subject to restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), or the Code, which if applicable, might have adversely affected the performance of the Composite. In addition, the securities held by the Fund may not be identical to the securities held by the Composite. Accordingly, the future performance of the Fund may differ from the performance of the Composite. These results are unaudited.
Investors should not consider this performance information a substitute for the performance of the Fund, nor should investors consider this data an indication of the future performance of the Fund, the Composite or of the Adviser.
Performance of the Similar Accounts
Average Annual Total Returns
For Periods Ended December 31, 2020

	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Composite	22.39%	11.06%	10.77%	10.97%	8.22%
MSCI World Net Index[2]	15.90%	10.54%	12.19%	9.87%	7.15%

18

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Core Portfolio (Con’t)

1	Composite information is shown from the inception date of the Composite (July 31, 2006) until December 31, 2020. The Composite is comprised of managed (wrap) accounts managed by the portfolio managers that are managing the Fund with investment objectives, policies and strategies that are substantially similar to those of the Fund. The portfolio managers were previously employed by Morgan Stanley Smith Barney LLC and became employees of the Adviser beginning on September 30, 2015. The portfolio managers have been managing the Composite accounts since inception. The portfolio managers manage other accounts that are similarly managed but do not have investment objectives, policies and strategies that are substantially similar to those of the Fund and, accordingly, have been excluded from the Composite shown here. These other accounts may depict historical performance that is higher or lower than the historical performance depicted in the Composite.
2	The MSCI World Net Index (the “Index”) is used as a benchmark. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The MSCI World Net Index currently consists of 23 developed market country indices. The Index is calculated with dividends reinvested and is used for comparative purposes only. An index is a hypothetical measure of performance based on the price fluctuations of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

19

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

US Core Portfolio

Investment Objective
The US Core Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in U.S. companies.
Process
The Adviser utilizes both a top-down and a bottom-up stock selection process, seeking investments in companies with attractive valuations, above-average appreciation potential and competitive dividend yields. In selecting securities for investment, the Adviser typically uses a combination of quantitative models and fundamental research. The Adviser primarily uses a sector-neutral factor model that is broadly grouped into the following four categories: momentum/risk, valuation, quality and growth to help identify market drivers. The Adviser then couples the model’s output with in-depth analysis of individual stocks based on internal and external research.
The Fund seeks to optimize factor tilts (e.g., growth vs. value, large cap vs. small cap) using factor models that the Adviser believes are driving the market, and identifies stocks that will achieve the desired factor tilts using quantitative models.
The Adviser actively integrates sustainability analysis as a part of its bottom up stock selection component of the investment process. Sustainability analysis is inclusive of ESG issues. The Adviser gives particular credence to those ESG issues deemed to be material to a given industry, shown to potentially impact a company’s long term stock price performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in the United States. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s equity investments may include common and preferred stocks and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features.
The Fund may invest in foreign securities.
Prior Performance of Similar Accounts
The table below illustrates the past performance of a composite that consists of all managed (wrap) accounts managed by the portfolio managers (the “Composite”) with investment objectives, policies and strategies that are substantially similar to those of the Fund.
The portfolio managers of the Fund have been primarily responsible for managing the accounts included in the Composite for the periods shown. The following table shows the average annual total returns for the Composite for the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 2020, as compared with the benchmark index. The historical performance of the Composite is provided to illustrate the past performance of the portfolio managers in managing the Composite, and is not indicative of the present or future performance of the Fund. The Fund’s future performance may be greater than or less than the performance of the Composite.
The performance of the Composite is net of fees and expenses, which, depending on the account may be lower or higher than those charged to the Fund. Since fees, commissions and taxes may differ for the Composite and the Fund, performance data for identical periods may differ. The accounts in the Composite are not subject to restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), or the Code, which if applicable, might have adversely affected the performance of the Composite. In addition, the securities held by the Fund may not be identical to the securities held by the Composite. Accordingly, the future performance of the Fund may differ from the performance of the Composite. These results are unaudited.
Investors should not consider this performance information a substitute for the performance of the Fund, nor should investors consider this data an indication of the future performance of the Fund, the Composite or of the Adviser.
Performance of the Similar Accounts
Average Annual Total Returns
For Periods Ended December 31, 2020

	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
Composite	23.69%	13.88%	12.77%	13.03%	7.47%

20

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

US Core Portfolio (Con’t)

	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
S&P 500[2]	18.40%	14.18%	15.22%	13.88%	8.14%
1	Composite information is shown from the inception date of the Composite (July 31, 2001) until December 31, 2020. The Composite is comprised of managed (wrap) accounts managed by the portfolio managers that are managing the Fund with investment objectives, policies and strategies that are substantially similar to those of the Fund. The portfolio managers were previously employed by Morgan Stanley Smith Barney LLC and became employees of the Adviser beginning on September 30, 2015. The portfolio managers have been managing the Composite accounts since inception. The portfolio managers manage other accounts that are similarly managed but do not have investment objectives, policies and strategies that are substantially similar to those of the Fund and, accordingly, have been excluded from the Composite shown here. These other accounts may depict historical performance that is higher or lower than the historical performance depicted in the Composite.
2	The S&P 500 Index (the “Index”) is used as a benchmark. The Index measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities. The Index is a stock market index based on the market capitalizations of 500 leading publicly traded companies in the U.S. stock market. The Index is calculated with dividends reinvested and is used for comparative purposes only. An index is a hypothetical measure of performance based on the price fluctuations of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

21

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
ESG Investment Risk
The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or

22

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
Foreign Investing
To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the United States, or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make a Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund.
Emerging Market Securities
Certain Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Funds may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Currency Forward Exchange Contracts
In connection with their investments in foreign securities, the Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Funds’ exposure to currency exchange rates and could result in losses to the Funds if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Funds’ investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Funds’ investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Funds’ holdings, further increases the Funds’ exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Funds or that they will be, or can be, used at appropriate times.
Derivatives
The Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or cash flow management. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further a Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Funds may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which a Fund has open positions in the futures contract.
Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit a Fund or that they will be, or can be, used at appropriate times.
Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.
CFDs. A contract for difference (“CFD”) is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Structured Investments. The Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Exchange-Traded Funds
The Funds may invest in exchange-traded funds ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by a Fund. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which a Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on a Fund’s investment in ETFs.

26

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Sector Risk
Each Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on a Fund’s performance than if the Fund held a broader range of investments.
IPOs
The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.
Private Placements and Restricted Securities
The Funds’ investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Large Shareholder Transactions Risk
A Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing the Funds’ investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Funds’ performance.
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Fund’s performance and the Fund may not achieve its investment objective.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Global Concentrated	0.00%
Global Core	0.00%
US Core	0.00%
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class C	Expense Cap Class IS
Global Concentrated	1.00%	1.35%	2.10%	0.95%
Global Core	1.00%	1.35%	2.10%	0.95%
US Core	0.80%	1.15%	1.90%	0.75%
Portfolio Management
Each Fund is managed by members of the Applied Equity Advisors Investment team. The team consists of portfolio managers and associates. Current members of the team jointly and primarily responsible for the day-to-day management are Andrew Slimmon and Phillip Kim. Mr. Kim joined the Applied Equity Advisors Investment team in August 2005.
Messrs. Slimmon and Kim have been associated with the Adviser in an investment management capacity since 2015. Prior to 2015, they were associated with Morgan Stanley Smith Barney LLC.
The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The composition of each team may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
The Company currently offers investors Class I, Class A, Class C and Class IS shares of each Fund. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.
Minimum Investment Amounts
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with a Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of each Fund. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of the Funds. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and separate Distribution and Shareholder Services Plans with respect to the Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class C shares on an annualized basis and (ii) a distribution fee of up to 0.75% of the average daily net assets of the Class C shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares. Such fees relate solely to the Class A and Class C shares and will reduce the net investment income and total return of the Class A and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Shareholder Information (Con’t)

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV of a Fund. For more information, please see the Company’s SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Funds’ Investment Strategies and Related Risks” and “The Funds’ Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial

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Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from a Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Funds’ sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from a Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from a Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.
Initial Purchase by Wire
You may purchase shares of a Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”
Sales Charges Applicable to Purchases of Class A Shares
Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

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Shareholder Information (Con’t)

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.
In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the same Fund.

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Shareholder Information (Con’t)

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.
Combined Purchase Privilege
You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.
Right of Accumulation
Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:
(a) the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,
(b) plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.
Notification
You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.
Letter of Intent
The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.
You should retain any records necessary to substantiate historical costs because a Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

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Shareholder Information (Con’t)

Conversion Features
A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of a Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of a Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.
A shareholder currently holding a class of shares of a Fund in a Merrill Lynch Advisory Program account may have such shares converted by Merrill Lynch to an eligible class of shares of a Fund for a Merrill Lynch brokerage account upon the transfer of the shares of a Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.
After eight years, Class C shares of a Fund generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.
Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that a Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by a Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Funds, the Adviser and/or the Distributor pursuant to which they may place orders prior to

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Shareholder Information (Con’t)

the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of a Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

“Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio is not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Municipal Income Portfolios are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of a Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. A Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. A Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers. However, each Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. A Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that a Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class C and Class IS shares of each Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Funds are based on the average net assets of such Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Concentrated Portfolio

	Class I
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.86	$10.53	$12.42	$10.16	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.03	0.08	0.14	0.02	0.03
Net Realized and Unrealized Gain (Loss)	3.23	3.40	(1.95)	2.28	0.19
Total from Investment Operations	3.26	3.48	(1.81)	2.30	0.22
Distributions from and/or in Excess of:
Net Investment Income	(0.00) (3)	(0.15)	(0.08)	(0.03)	(0.06)
Paid-in-Capital	—	—	—	(0.01)	—
Total Distributions	(0.00) (3)	(0.15)	(0.08)	(0.04)	(0.06)
Net Asset Value, End of Period	$17.12	$13.86	$10.53	$12.42	$10.16
Total Return(4)	23.52%	33.10%	(14.61)%	22.64%	2.24% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$45,946	$14,885	$11,554	$11,814	$6,922
Ratio of Expenses Before Expense Limitation	1.81%	1.96%	1.90%	3.13%	3.57% (8)
Ratio of Expenses After Expense Limitation	0.99% (5)	1.00% (5)	1.00% (5)	0.98% (5)	0.97% (5)(8)
Ratio of Net Investment Income	0.21% (5)	0.64% (5)	1.13% (5)	0.15% (5)	0.48% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)(8)
Portfolio Turnover Rate	54%	123%	94%	68%	44% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Concentrated Portfolio

	Class A
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.80	$10.49	$12.37	$10.15	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)	0.04	0.11	(0.03)	0.01
Net Realized and Unrealized Gain (Loss)	3.22	3.38	(1.95)	2.28	0.19
Total from Investment Operations	3.20	3.42	(1.84)	2.25	0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.00) (3)	(0.11)	(0.04)	(0.03)	(0.05)
Net Asset Value, End of Period	$17.00	$13.80	$10.49	$12.37	$10.15
Total Return(4)	23.19%	32.64%	(14.91)%	22.17%	2.02% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,091	$4,009	$2,213	$1,666	$782
Ratio of Expenses Before Expense Limitation	2.13%	2.29%	2.24%	3.61%	4.23% (8)
Ratio of Expenses After Expense Limitation	1.31% (5)	1.34% (5)	1.35% (5)	1.35% (5)	1.35% (5)(8)
Ratio of Net Investment Income (Loss)	(0.14)% (5)	0.32% (5)	0.91% (5)	(0.25)% (5)	0.16% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)(8)
Portfolio Turnover Rate	54%	123%	94%	68%	44% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Concentrated Portfolio

	Class C
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.63	$10.36	$12.27	$10.15	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.12)	(0.06)	0.02	(0.11)	(0.04)
Net Realized and Unrealized Gain (Loss)	3.15	3.34	(1.93)	2.26	0.21
Total from Investment Operations	3.03	3.28	(1.91)	2.15	0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.00) (3)	(0.01)	—	(0.03)	(0.02)
Net Asset Value, End of Period	$16.66	$13.63	$10.36	$12.27	$10.15
Total Return(4)	22.23%	31.69%	(15.57)%	21.18%	1.69% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,568	$2,704	$2,263	$1,728	$877
Ratio of Expenses Before Expense Limitation	2.91%	3.06%	2.98%	4.36%	4.81% (8)
Ratio of Expenses After Expense Limitation	2.09% (5)	2.10% (5)	2.09% (5)	2.10% (5)	2.10% (5)(8)
Ratio of Net Investment Income (Loss)	(0.91)% (5)	(0.46)% (5)	0.18% (5)	(0.95)% (5)	(0.69)% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)(8)
Portfolio Turnover Rate	54%	123%	94%	68%	44% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

45

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Concentrated Portfolio

	Class IS
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.86	$10.53	$12.42	$10.16	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.03	0.09	0.16	0.02	0.03
Net Realized and Unrealized Gain (Loss)	3.25	3.40	(1.97)	2.28	0.20
Total from Investment Operations	3.28	3.49	(1.81)	2.30	0.23
Distributions from and/or in Excess of:
Net Investment Income	(0.00) (3)	(0.16)	(0.08)	(0.03)	(0.07)
Paid-in-Capital	—	—	—	(0.01)	—
Total Distributions	(0.00) (3)	(0.16)	(0.08)	(0.04)	(0.07)
Net Asset Value, End of Period	$17.14	$13.86	$10.53	$12.42	$10.16
Total Return(4)	23.67%	33.16%	(14.55)%	22.67%	2.25% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$43	$14	$11	$12	$10
Ratio of Expenses Before Expense Limitation	9.20%	17.68%	17.97%	18.61%	19.43% (8)
Ratio of Expenses After Expense Limitation	0.95% (5)	0.95% (5)	0.95% (5)	0.95% (5)	0.95% (5)(8)
Ratio of Net Investment Income	0.22% (5)	0.68% (5)	1.27% (5)	0.22% (5)	0.56% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)(8)
Portfolio Turnover Rate	54%	123%	94%	68%	44% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

46

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Core Portfolio

	Class I
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.19	$10.15	$12.20	$10.03	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.02	0.07	0.12	0.07	0.05
Net Realized and Unrealized Gain (Loss)	2.78	3.07	(2.09)	2.16	0.06
Total from Investment Operations	2.80	3.14	(1.97)	2.23	0.11
Distributions from and/or in Excess of:
Net Investment Income	—	(0.09)	(0.08)	(0.06)	(0.08)
Paid-in-Capital	—	(0.01)	—	(0.00) (3)	—
Total Distributions	—	(0.10)	(0.08)	(0.06)	(0.08)
Net Asset Value, End of Period	$15.99	$13.19	$10.15	$12.20	$10.03
Total Return(4)	21.23%	30.96%	(16.15)%	22.27%	1.08% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,849	$8,157	$6,738	$10,398	$6,517
Ratio of Expenses Before Expense Limitation	2.93%	2.73%	2.53%	2.89%	3.73% (8)
Ratio of Expenses After Expense Limitation	0.99% (5)	0.98% (5)	1.00% (5)	0.97% (5)	0.98% (5)(8)
Ratio of Net Investment Income	0.18% (5)	0.61% (5)	0.97% (5)	0.64% (5)	0.82% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.01% (8)
Portfolio Turnover Rate	30%	61%	50%	41%	22% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

47

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Core Portfolio

	Class A
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.17	$10.15	$12.18	$10.02	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)	0.03	0.07	0.03	0.02
Net Realized and Unrealized Gain (Loss)	2.77	3.05	(2.07)	2.15	0.06
Total from Investment Operations	2.75	3.08	(2.00)	2.18	0.08
Distributions from and/or in Excess of:
Net Investment Income	—	(0.05)	(0.03)	(0.02)	(0.06)
Paid-in-Capital	—	(0.01)	—	(0.00) (3)	—
Total Distributions	—	(0.06)	(0.03)	(0.02)	(0.06)
Net Asset Value, End of Period	$15.92	$13.17	$10.15	$12.18	$10.02
Total Return(4)	20.88%	30.36%	(16.41)%	21.82%	0.83% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,869	$2,186	$1,320	$1,962	$1,263
Ratio of Expenses Before Expense Limitation	3.32%	3.12%	2.89%	3.36%	4.16% (8)
Ratio of Expenses After Expense Limitation	1.35% (5)	1.35% (5)	1.35% (5)	1.35% (5)	1.35% (5)(8)
Ratio of Net Investment Income (Loss)	(0.18)% (5)	0.26% (5)	0.62% (5)	0.25% (5)	0.39% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)(8)
Portfolio Turnover Rate	30%	61%	50%	41%	22% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

48

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Core Portfolio

	Class C
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.97	$10.02	$12.08	$10.00	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.12)	(0.05)	(0.01)	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss)	2.70	3.00	(2.05)	2.15	0.06
Total from Investment Operations	2.58	2.95	(2.06)	2.09	0.04
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	(0.01)	(0.04)
Net Asset Value, End of Period	$15.55	$12.97	$10.02	$12.08	$10.00
Total Return(3)	19.89%	29.44%	(17.05)%	20.92%	0.41% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,998	$1,448	$1,311	$1,246	$901
Ratio of Expenses Before Expense Limitation	4.11%	3.92%	3.66%	4.19%	5.02% (7)
Ratio of Expenses After Expense Limitation	2.10% (4)	2.10% (4)	2.10% (4)	2.10% (4)	2.10% (4)(7)
Ratio of Net Investment Loss	(0.94)% (4)	(0.45)% (4)	(0.05)% (4)	(0.50)% (4)	(0.36)% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)(7)
Portfolio Turnover Rate	30%	61%	50%	41%	22% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

49

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Core Portfolio

	Class IS
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.18	$10.15	$12.20	$10.03	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.03	0.07	0.13	0.07	0.05
Net Realized and Unrealized Gain (Loss)	2.78	3.06	(2.09)	2.17	0.06
Total from Investment Operations	2.81	3.13	(1.96)	2.24	0.11
Distributions from and/or in Excess of:
Net Investment Income	—	(0.09)	(0.09)	(0.07)	(0.08)
Paid-in-Capital	—	(0.01)	—	(0.00) (3)	—
Total Distributions	—	(0.10)	(0.09)	(0.07)	(0.08)
Net Asset Value, End of Period	$15.99	$13.18	$10.15	$12.20	$10.03
Total Return(4)	21.40%	30.90%	(16.10)%	22.29%	1.10% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16	$13	$10	$12	$10
Ratio of Expenses Before Expense Limitation	18.19%	18.98%	19.09%	18.67%	19.70% (8)
Ratio of Expenses After Expense Limitation	0.95% (5)	0.95% (5)	0.95% (5)	0.95% (5)	0.95% (5)(8)
Ratio of Net Investment Income	0.22% (5)	0.63% (5)	1.06% (5)	0.66% (5)	0.84% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)(8)
Portfolio Turnover Rate	30%	61%	50%	41%	22% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

50

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

US Core Portfolio

	Class I
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.61	$10.89	$12.41	$10.45	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06	0.09	0.11	0.08	0.07
Net Realized and Unrealized Gain (Loss)	3.47	3.82	(1.47)	1.94	0.48
Total from Investment Operations	3.53	3.91	(1.36)	2.02	0.55
Distributions from and/or in Excess of:
Net Investment Income	—	(0.09)	(0.05)	(0.05)	(0.10)
Net Realized Gain	(0.05)	(0.10)	(0.11)	—	—
Paid-in-Capital	—	—	—	(0.01)	—
Total Distributions	(0.05)	(0.19)	(0.16)	(0.06)	(0.10)
Net Asset Value, End of Period	$18.09	$14.61	$10.89	$12.41	$10.45
Total Return(3)	24.20%	36.01%	(11.00)%	19.33%	5.50% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,377	$13,086	$7,532	$8,965	$7,314
Ratio of Expenses Before Expense Limitation	1.97%	2.09%	2.31%	2.78%	3.62% (7)
Ratio of Expenses After Expense Limitation	0.80% (4)	0.78% (4)	0.80% (4)	0.78% (4)	0.77% (4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.79% (4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income	0.42% (4)	0.71% (4)	0.86% (4)	0.68% (4)	1.12% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)(7)
Portfolio Turnover Rate	54%	69%	60%	57%	28% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

51

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

US Core Portfolio

	Class A
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.58	$10.86	$12.38	$10.44	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01	0.05	0.07	0.04	0.04
Net Realized and Unrealized Gain (Loss)	3.45	3.82	(1.47)	1.92	0.49
Total from Investment Operations	3.46	3.87	(1.40)	1.96	0.53
Distributions from and/or in Excess of:
Net Investment Income	—	(0.05)	(0.01)	(0.01)	(0.09)
Net Realized Gain	(0.05)	(0.10)	(0.11)	—	—
Paid-in-Capital	—	—	—	(0.01)	—
Total Distributions	(0.05)	(0.15)	(0.12)	(0.02)	(0.09)
Net Asset Value, End of Period	$17.99	$14.58	$10.86	$12.38	$10.44
Total Return(3)	23.77%	35.68%	(11.35)%	18.80%	5.30% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,807	$3,393	$1,833	$1,874	$1,406
Ratio of Expenses Before Expense Limitation	2.29%	2.46%	2.68%	3.23%	4.12% (7)
Ratio of Expenses After Expense Limitation	1.12% (4)	1.15% (4)	1.15% (4)	1.15% (4)	1.15% (4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.11% (4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income	0.07% (4)	0.34% (4)	0.55% (4)	0.31% (4)	0.66% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)(7)
Portfolio Turnover Rate	54%	69%	60%	57%	28% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.
52

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

US Core Portfolio

	Class C
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.30	$10.70	$12.28	$10.41	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)	(0.05)	(0.03)	(0.05)	(0.00) (3)
Net Realized and Unrealized Gain (Loss)	3.36	3.75	(1.44)	1.92	0.48
Total from Investment Operations	3.26	3.70	(1.47)	1.87	0.48
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.07)
Net Realized Gain	(0.05)	(0.10)	(0.11)	—	—
Total Distributions	(0.05)	(0.10)	(0.11)	—	(0.07)
Net Asset Value, End of Period	$17.51	$14.30	$10.70	$12.28	$10.41
Total Return(4)	22.84%	34.50%	(11.94)%	17.96%	4.79% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,353	$2,489	$1,563	$1,831	$1,377
Ratio of Expenses Before Expense Limitation	3.07%	3.23%	3.44%	3.94%	4.99% (8)
Ratio of Expenses After Expense Limitation	1.90% (5)	1.90% (5)	1.90% (5)	1.90% (5)	1.90% (5)(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.90% (5)	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss	(0.68)% (5)	(0.39)% (5)	(0.22)% (5)	(0.43)% (5)	(0.05)% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)(8)
Portfolio Turnover Rate	54%	69%	60%	57%	28% (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

53

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

US Core Portfolio

	Class IS
	Year Ended December 31,				Period from May 27, 2016(1) to December 31, 2016
Selected Per Share Data and Ratios	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.61	$10.88	$12.41	$10.45	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07	0.10	0.12	0.08	0.07
Net Realized and Unrealized Gain (Loss)	3.47	3.83	(1.48)	1.94	0.48
Total from Investment Operations	3.54	3.93	(1.36)	2.02	0.55
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)	(0.06)	(0.01)	(0.10)
Net Realized Gain	(0.05)	(0.10)	(0.11)	—	—
Paid-in-Capital	—	—	—	(0.05)	—
Total Distributions	(0.05)	(0.20)	(0.17)	(0.06)	(0.10)
Net Asset Value, End of Period	$18.10	$14.61	$10.88	$12.41	$10.45
Total Return(3)	24.27%	36.17%	(11.04)%	19.37%	5.52% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$18	$26	$11	$12	$10
Ratio of Expenses Before Expense Limitation	13.73%	16.90%	16.44%	19.96%	19.22% (7)
Ratio of Expenses After Expense Limitation	0.75% (4)	0.75% (4)	0.75% (4)	0.75% (4)	0.75% (4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.75% (4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income	0.50% (4)	0.74% (4)	0.92% (4)	0.71% (4)	1.17% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)	0.00% (5)(7)
Portfolio Turnover Rate	54%	69%	60%	57%	28% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

54

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

55

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder

56

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

57

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

58

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

59

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Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFIAEAPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Non U.S. and Global Portfolios
Active International Allocation Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio

Prospectus   |   April 30, 2021

Active International Allocation Portfolio Share Class	Ticker Symbol
Class IR	MAIHX

Emerging Markets Leaders Portfolio Share Class	Ticker Symbol
Class IR	MSIWX

Emerging Markets Portfolio Share Class	Ticker Symbol
Class IR	MRGEX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFNONUSCLIRPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Active International Allocation Portfolio

Investment Objective
The Active International Allocation Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	20.05%
Total Annual Fund Operating Expenses[1]	20.70%
Fee Waiver and/or Expense Reimbursement[1]	19.85%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.85%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$87	$3,748	$6,350	$10,020

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$87	$3,748	$6,350	$10,020
1	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s Adviser actively selects among developed and emerging countries applying its investment process to determine a country’s future economic growth and equity return potential. The Adviser utilizes a proprietary top-down framework to quantitatively and qualitatively rank countries relative to one another and relative to their own history. The Adviser’s approach combines a top-down country process with sector allocation and bottom-up stock selection. Under normal market conditions, the Fund invests at least 40% of its total assets in the securities of issuers located outside of the United States.
The Adviser analyzes the global economic environment and each country’s fundamentals and actively allocate the Fund’s assets among countries and sectors located throughout the world (the investment universe is developed markets, including the United States, and emerging markets, including frontier markets). Investment decisions may be implemented through sector, industry and stock-specific allocations within and across markets that best capture the top-down view. Country and sector weightings are based on relative economic, political and social fundamentals, stock valuations and investor sentiment and are a function of the Adviser’s

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Active International Allocation Portfolio (Con’t)

conviction levels, the size of the economy and liquidity. The investment process considers analysis of sustainability with respect to financial strength, environmental and social factors and governance (also referred to as ESG).
Investments are based on fundamental analysis in an effort to identify those equities that stand to benefit most from the Adviser’s current and prospective macro views and that are likely to experience attractive earnings growth prospects as a result of exposure and gearing to those top-down conditions. Investment decisions are implemented by equity positions in sectors, industries, customized baskets and/or individual stocks. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Adviser generally considers selling a portfolio holding when they determine that the position no longer satisfies their investment criteria.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and

2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Active International Allocation Portfolio (Con’t)

other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	22.22%
Low Quarter	03/31/20	-21.66%

3

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Active International Allocation Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I1 (commenced operations on 1/17/1992)
Return Before Taxes	30.48%	10.93%	6.53%	6.53%
Return After Taxes on Distributions[2]	30.58%	10.66%	6.19%	5.41%
Return After Taxes on Distributions and Sale of Fund Shares	18.16%	8.72%	5.23%	5.04%
Class IR (commenced operations on 10/31/2019)
Return Before Taxes	30.55%	N/A	N/A	33.32%
MSCI All Country World ex USA Index (reflects no deduction for fees, expenses or taxes)[3]	10.65%	8.93%	4.92%	6.00%[4]
Active International Allocation Blend Index (reflects no deduction for fees, expenses or taxes)[5]	10.65%	8.19%	5.87%	5.82%[4]
Lipper International Large-Cap Growth Funds Index (reflects no deduction for taxes)[6]	19.39%	10.90%	7.11%	N/A
1	Class I shares are not offered in the Prospectus.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World ex USA Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World ex USA Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class I.
5	The Active International Allocation Blend Index is a performance linked benchmark of the old and new benchmark of the Fund, the old benchmark represented by MSCI EAFE Index (index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada) from the Fund’s inception to December 31, 2016 and the new benchmark represented by MSCI All Country World ex USA Index for periods thereafter. It is not possible to invest directly in an index.
6	The Lipper International Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Active International Allocation team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Ben V. Rozin	Executive Director of the Adviser	April 2017
Jitania Kandhari	Managing Director of the Adviser	April 2017
Purchase and Sale of Fund Shares
To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

4

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Active International Allocation Portfolio (Con’t)

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

5

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Leaders Portfolio

Investment Objective
The Emerging Markets Leaders Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class IR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses[1]	0.52%
Total Annual Fund Operating Expenses[2]	1.42%
Fee Waiver and/or Expense Reimbursement[2]	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.10%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$112	$418	$746	$1,674

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$112	$418	$746	$1,674
1	Other Expenses have been estimated for the current fiscal year.
2	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Company (“MSIM Company”), seek to achieve the Fund’s investment objective by investing primarily in equity securities of companies located in emerging market countries.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

The Adviser and/or Sub-Adviser generally use a fundamental bottom-up stock selection process informed by macro thematic research on overall emerging markets. The Adviser and/or Sub-Adviser will employ this consistent and targeted approach seeking companies they expect to become leading companies in emerging markets as well as developed country domiciled companies where a large portion of the companies’ growth is taking place in emerging market countries. The Adviser and/or Sub-Adviser seek to construct a focused portfolio of equity securities designed to take advantage of thematic opportunities in emerging markets by seeking to invest in companies that they believe have the potential to outperform emerging markets generally over the long-term.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.
The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies located in emerging market countries, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to companies located in emerging market countries.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely

7

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely

8

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
Pursuant to an agreement and plan of reorganization, between the Company, on behalf of the Fund, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the “Private Fund”), at open of business on January 6, 2015, the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the “Emerging Markets Leaders Reorganization”). The Private Fund commenced operations on June 30, 2011, and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.
The Fund adopted the performance history of the Private Fund. As a result, the historical performance information shown below reflects, for the periods prior to the Emerging Markets Leaders Reorganization, the historical performance of the Private Fund. The performance of the Private Fund has been restated to reflect any applicable sales charge but is otherwise not adjusted to reflect differences in expenses between the Private Fund and each class, as applicable.
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s Class IS shares’ performance from year to year and by showing how the Fund’s Class IS shares’ average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns*—Calendar Years

* Performance shown for the Fund’s Class IS shares reflects the performance of the limited partnership interests of the Private Fund for periods prior to the Emerging Markets Leaders Reorganization.

High Quarter	06/30/20	32.52%
Low Quarter	03/31/20	-19.67%

9

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

Average Annual Total Returns1
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class IS1 (commenced operations on 6/30/2011)
Return Before Taxes	59.39%	17.67%	9.21%
Return After Taxes on Distributions[2]	57.57%	17.09%	8.90%
Return After Taxes on Distributions and Sale of Fund Shares	35.88%	14.19%	7.46%
Class IR1 (commenced operations on 4/12/2021)
Return Before Taxes	N/A	N/A	N/A
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)[3]	18.31%	12.81%	3.73%[4]
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[5]	20.52%	13.43%	4.41%[4]
1	Class IS shares are not offered in the Prospectus. Performance shown for the Fund’s Class IS shares reflects the performance of the limited partnership interests of the Private Fund for periods prior to the Emerging Markets Leaders Reorganization. Ordinarily, Class IR shares would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns may likely differ to the extent that the classes do not have the same expenses. Class IR shares of the Fund had not completed a full calendar year of operations as of December 31, 2020 and therefore Class IR shares do not have annualized return information to report. Return information for the Fund’s Class IR shares will be shown in future prospectuses offering the Fund’s Class IR shares after the Fund’s Class IR shares have a full calendar year of return information to report.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 27 emerging market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class IS.
5	The Lipper Emerging Markets Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class IS shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Manager. The Fund is managed by the Emerging Markets Equity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
Vishal Gupta	Managing Director of MSIM Company	November 2015
Purchase and Sale of Fund Shares
To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more

10

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

11

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Portfolio

Investment Objective
The Emerging Markets Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class IR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value per share (“NAV”) at redemption)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee	0.82%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	20.39%
Total Annual Fund Operating Expenses[1]	21.21%
Fee Waiver and/or Expense Reimbursement[1]	20.26%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$97	$3,824	$6,441	$10,061

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$97	$3,824	$6,441	$10,061
1	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Company (“MSIM Company”), seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Portfolio (Con’t)

The Adviser’s and/or Sub-Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser and Sub-Adviser allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Portfolio (Con’t)

failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Emerging Markets Portfolio (Con’t)

Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IS shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	19.94%
Low Quarter	03/31/20	-26.73%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class IS1 (commenced operations on 9/13/2013)
Return Before Taxes	14.73%	10.37%	5.04%
Return After Taxes on Distributions[2]	14.56%	9.63%	4.28%
Return After Taxes on Distributions and Sale of Fund Shares	9.08%	8.31%	3.98%
Class IR (commenced operations on 6/15/2018)
Return Before Taxes	14.73%	N/A	7.75%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)[3]	18.31%	12.81%	6.19%[4]
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[5]	20.52%	13.43%	6.68%[4]
1	Class IS shares are not offered in the Prospectus.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 27 emerging market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class IS.
5	The Lipper Emerging Markets Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class IS shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Emerging Markets Portfolio (Con’t)

Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/ Sub-Adviser or Affiliate	Date Began Managing Fund
Ruchir Sharma	Managing Director of the Adviser	April 2002
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	February 1994
Amay Hattangadi	Managing Director of MSIM Company	July 2018
Purchase and Sale of Fund Shares
To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Active International Allocation Portfolio

Investment Objective
The Active International Allocation Portfolio seeks long-term capital appreciation.
Approach
The Adviser actively selects among developed and emerging countries applying its investment process to determine a country’s future economic growth and equity return potential. The Adviser utilizes a proprietary top-down framework to quantitatively and qualitatively rank countries relative to one another and relative to their own history. The Adviser’s approach combines a top-down country process with sector allocation and bottom-up stock selection. Under normal market conditions, the Fund invests at least 40% of its total assets in the securities of issuers located outside of the United States.
Process
The Adviser analyzes the global economic environment and each country’s fundamentals and actively allocate the Fund’s assets among countries and sectors located throughout the world (the investment universe is developed markets, including the United States, and emerging markets, including frontier markets). Investment decisions may be implemented through sector, industry and stock-specific allocations within and across markets that best capture the top-down view. Country and sector weightings are based on relative economic, political and social fundamentals, stock valuations and investor sentiment and are a function of the Adviser’s conviction levels, the size of the economy and liquidity. The investment process considers analysis of sustainability with respect to financial strength, environmental and social factors and governance (also referred to as ESG).
Investments are based on fundamental analysis in an effort to identify those equities that stand to benefit most from the Adviser’s current and prospective macro views and that are likely to experience attractive earnings growth prospects as a result of exposure and gearing to those top-down conditions. Investment decisions are implemented by equity positions in sectors, industries, customized baskets and/or individual stocks. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Adviser generally considers selling a portfolio holding when they determine that the position no longer satisfies their investment criteria.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Details of the Fund

Emerging Markets Leaders Portfolio

Investment Objective
The Emerging Markets Leaders Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser and Sub-Adviser seek to achieve the Fund’s investment objective by investing primarily in equity securities of companies located in emerging market countries. The Adviser and/or Sub-Adviser generally use a fundamental bottom-up stock selection process informed by macro thematic research on overall emerging markets. The Adviser and/or Sub-Adviser will employ this consistent and targeted approach seeking companies they expect to become leading companies in emerging markets as well as developed country domiciled companies where a large portion of the companies’ growth is taking place in emerging market countries.
Process
The Adviser and/or Sub-Adviser seek to construct a focused portfolio of equity securities designed to take advantage of thematic opportunities in emerging markets by seeking to invest in companies that they believe have the potential to outperform emerging markets generally over the long-term.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance. The investment process excludes holdings in tobacco companies.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.
The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector.
For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies located in emerging market countries, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to companies located in emerging market countries.
The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.
Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, CFDs, structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Risks
The Fund’s principal investment strategies are subject to the following principal risks:

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Emerging Markets Leaders Portfolio (Con’t)

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in emerging market countries. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.
To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.
Investing in the securities of foreign issuers, particularly those located in emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.
The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.
In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s and/or Sub-Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.
The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Fund

Emerging Markets Leaders Portfolio (Con’t)

secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.
The risks of investing in the Fund may be intensified because the Fund is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Fund’s performance more than if the Fund were diversified and a decline in the value of a particular investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.
Please see “Additional Information About the Fund’s Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Details of the Fund

Emerging Markets Portfolio

Investment Objective
The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Approach
The Adviser and Sub-Adviser seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets. The Adviser’s and Sub-Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.
Process
The Adviser’s and Sub-Adviser’s global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.
Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
For purposes of policies adopted in accordance with Rule 35d-1 under the 1940 Act, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Funds may face a heightened level of interest rate risk in times of monetary policy changes and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Fund may have to reinvest the proceeds at a lower rate of interest.
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
Foreign Investing
To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the United States, or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make a Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund.
The Funds may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.
In connection with their investments in foreign securities, certain Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Emerging Market Securities
The Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Funds may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or Sub-Adviser may use derivatives to reduce this risk. The Adviser and/or Sub-Adviser may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
REITs and Foreign Real Estate Companies
Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of a Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Fund invests in REITs and foreign real estate companies.
Derivatives
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which a Fund has open positions in the futures contract.

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by a Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to a Fund a specific amount of the underlying instrument, or swap, or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by a Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.
CFDs. A contract for difference (“CFD”) is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Structured Investments. The Emerging Markets Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Exchange-Traded Funds
The Funds may invest in exchange-traded funds exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by a Fund. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which a Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on a Fund’s investment in ETFs.
IPOs
The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.
Private Placements and Restricted Securities
The Funds’ investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Large Shareholder Transactions Risk
A Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing a Fund’s investment objective, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Adviser, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect a Fund’s performance.
Temporary Defensive Investments
When the Adviser and/or Sub-Adviser believe that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser and/or Sub-Adviser incorrectly predict the effects of these changes, such defensive investments may adversely affect a Fund’s performance and a Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with their investment policies, the Funds will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Funds to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Funds may engage in frequent trading of securities to achieve their investment objective.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Emerging Markets Leaders Portfolio and Emerging Markets Portfolio). The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Emerging Markets Portfolio with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Active International Allocation	0.52%
Emerging Markets Leaders	0.58%
Emerging Markets	0.78%
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Fund	Expense Cap Class IR
Active International Allocation	0.85%
Emerging Markets Leaders	1.10%
Emerging Markets	0.95%
Portfolio Management
The Emerging Markets Portfolio is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric Carlson, Paul Psaila, Ruchir Sharma and Amay Hattangadi.
Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996. Mr. Hattangadi has been associated with MSIM Company or its affiliates in an investment management capacity since 1997.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

The Active International Allocation Portfolio is managed by members of the Active International Allocation team. The team consists of portfolio managers and analysts. The current members of the team primarily responsible for the day-to-day management of the Fund are Ben V. Rozin and Jitania Kandhari.
Mr. Rozin has been associated with the Adviser in an investment management capacity since January 2017. Prior to January 2017, Mr. Rozin was the co-lead portfolio manager at Manning & Napier for the International Series Fund from June 2009 to December 2016 and the Emerging Markets Fund from March 2015 to December 2016 as well as a senior investment strategist and international economist from March 2005 to December 2016. Ms. Kandhari has been associated with the Adviser in an investment management capacity since 2006.
In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of Morgan Stanley Investment Management Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for the overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.
The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds.
The composition of each team may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
This Prospectus offers Class IR shares of the Funds. The Company currently also offers investors Class I, Class A, Class C and Class IS shares of the Funds and Class L shares of the Active International Allocation and Emerging Markets Portfolios through separate prospectuses. The Class L shares of the Active International Allocation and Emerging Markets Portfolios are currently closed to all investors except in the limited circumstances set forth in such prospectus. Class IR shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IR shares.
Minimum Investment Amounts
Class IR shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of the Funds as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of the Funds. The Distributor receives no compensation from the Company for distributing Class IR shares of the Funds.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Funds’ Class IR shares and/or Class IR shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV of the Funds. For more information, please see the Funds’ SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser or Sub-Adviser determine that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than (“ETFs”)) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Funds’ Investment Strategies and Related Risks” and “The Funds’ Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for a Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Company reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase by Mail

You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.
Initial Purchase by Wire
You may purchase shares of the Funds by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”
Conversion Feature
The Adviser may in its sole discretion permit a conversion of one share class to another share class of the same Fund in certain circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to this conversion feature. You should talk to your tax advisor before making a conversion.
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Funds have implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Funds, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of a Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Funds by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Funds will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Funds by telephone if you hold share certificates for those shares. For your protection when calling a Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Funds will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use a Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Funds in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Redemption Proceeds
The Funds typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
A Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, a Fund also reserves the right to use borrowings to meet redemption requests, and a Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Redemption Fees
Shares of the Emerging Market Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect a Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) in qualified retirement plans maintained pursuant to Sections 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code, or certain transactions in other types of retirement accounts, including but not limited to required minimum distributions and redemptions relating to forfeitures, death, disability or qualified domestic relations order.
The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of a Fund, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Fund’s redemption fee or may impose certain trading

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

restrictions to deter market-timing and frequent trading. If you invest in a Fund through a Financial Intermediary, please read that Financial Intermediary’s materials carefully to learn about any other restrictions or fees that may apply.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call a Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. An exchange of shares of a Fund held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above (as applicable). A Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Funds reserve the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time a Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day, when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers and to collect the Fund’s redemption fee from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon a Fund’s request. A Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that a Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain U.S. and foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by the Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from a Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. A Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.

35

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
A Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, a Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of

36

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

37

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

38

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class IR shares of each Fund since inception. Because Class IR shares of the Emerging Markets Leaders Portfolio have not commenced operations as of the date of this Prospectus, financial highlights for Class IS shares are shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for Class IR shares of the Funds is based on the average net assets of the Funds for the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Report to Shareholders (which includes each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

39

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Active International Allocation Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended December 31, 2020	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$14.59	$13.79
Income from Investment Operations:
Net Investment Income(2)	0.04	0.00 (3)
Net Realized and Unrealized Gain	4.42	0.98
Total from Investment Operations	4.46	0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.18)
Net Asset Value, End of Period	$19.04	$14.59
Total Return(4)	30.55%	7.15% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$14	$11
Ratio of Expenses Before Expense Limitation	20.70%	14.33% (7)
Ratio of Expenses After Expense Limitation	0.84% (5)	0.84% (5)(7)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.84% (5)	N/A
Ratio of Net Investment Income	0.29% (5)	0.18% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01% (7)
Portfolio Turnover Rate	37%	34%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.
40

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$12.71	$10.38	$12.14	$9.73	$9.45
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.09)	0.00 (3)	0.04	0.08	(0.00) (3)
Net Realized and Unrealized Gain (Loss)	7.61	2.77	(1.74)	2.45	0.29
Total from Investment Operations	7.52	2.77	(1.70)	2.53	0.29
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.02)	(0.08)	(0.01)
Net Realized Gain	(0.78)	(0.44)	(0.04)	(0.04)	—
Paid-in-Capital	—	—	—	—	(0.00) (3)
Total Distributions	(0.78)	(0.44)	(0.06)	(0.12)	(0.01)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$19.45	$12.71	$10.38	$12.14	$9.73
Total Return(4)	59.39%	26.73%	(14.03)%	26.02%	3.09%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,230	$19,838	$12,779	$14,868	$88,880
Ratio of Expenses Before Expense Limitation	1.42%	1.53%	1.44%	1.42%	1.31%
Ratio of Expenses After Expense Limitation	1.09% (5)	1.10% (5)	1.10% (5)	1.09% (5)	1.08% (5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.09% (5)	1.09% (5)	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.65)% (5)	0.00% (5)(6)	0.38% (5)	0.72% (5)	(0.00)% (5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.02%
Portfolio Turnover Rate	57%	58%	47%	79%	45%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

41

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Emerging Markets Portfolio

	Class IR
	Year Ended December 31,		Period from June 15, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$23.68	$22.54	$26.23
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.12	0.40	0.20
Net Realized and Unrealized Gain	3.36	3.94	(3.31)
Total from Investment Operations	3.48	4.34	(3.11)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.21)	(0.38)
Net Realized Gain	(0.15)	(2.99)	(0.20)
Total Distributions	(0.31)	(3.20)	(0.58)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$26.85	$23.68	$22.54
Total Return(4)	14.73%	19.53%	(11.82)% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$12	$10	$9
Ratio of Expenses Before Expense Limitation	21.21%	21.52%	19.46% (8)
Ratio of Expenses After Expense Limitation	0.95% (5)	0.95% (5)	0.93% (5)(8)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.95% (5)	0.95% (5)	N/A
Ratio of Net Investment Income	0.55% (5)	1.62% (5)	1.56% (5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.01% (8)
Portfolio Turnover Rate	57%	58%	56%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

42

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Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Shareholder Reports that contain additional information about the Funds’ investments. In the Funds’ Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Funds’ performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFNONUSCLIRPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Growth Portfolio

Prospectus   |   April 30, 2021

Share Class	Ticker Symbol
Class IR	MGHRX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFGROWTHCLIRPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Growth Portfolio

Investment Objective
The Growth Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee[1]	0.38%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses[2]	0.10%
Total Annual Fund Operating Expenses	0.48%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$49	$154	$269	$604

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$49	$154	$269	$604
1	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
2	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund’s Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2020, these market capitalizations ranged between $564.5 million and $2.1 trillion.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Growth Portfolio (Con’t)

process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Adviser may invest up to 25% of the Fund’s total assets in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little

2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Growth Portfolio (Con’t)

trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IS shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	58.35%
Low Quarter	12/31/18	-16.31%

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Growth Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Years	Past Five Years	Since Inception
Class IS1 (commenced operations on 9/13/2013)
Return Before Taxes	115.76%	32.28%	26.67%
Return After Taxes on Distributions[2]	110.78%	28.62%	23.59%
Return After Taxes on Distributions and Sale of Fund Shares	70.98%	25.26%	21.19%
Class IR (commenced operations on 6/15/2018)
Return Before Taxes	115.74%	N/A	38.74%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[3]	38.49%	21.00%	18.45%[4]
Lipper Multi-Cap Growth Funds Index (reflects no deduction for taxes)[5]	43.16%	19.56%	16.76%[4]
1	Class IS shares are not offered in the Prospectus.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class IS.
5	The Lipper Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class IS shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	June 2004
Sam G. Chainani	Managing Director	June 2004
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008
David S. Cohen	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Purchase and Sale of Fund Shares
To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Growth Portfolio (Con’t)

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

5

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Fund

Growth Portfolio

Investment Objective
The Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2020, these market capitalizations ranged between $564.5 million to $2.1 trillion. The Fund invests primarily in companies that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Adviser may invest up to 25% of the Fund’s total assets in foreign securities, including emerging market securities and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

6

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Fund may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Focused Investing
To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.
Liquidity
The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.

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Morgan Stanley Institutional Fund, Inc Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
Foreign Investing
To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for the Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/

8

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
Emerging Market Securities
The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Currency Forward Exchange Contracts
In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale

9

Morgan Stanley Institutional Fund, Inc Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Derivatives
The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.
CFDs. A contract for difference (“CFD”) is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
REITs and Foreign Real Estate Companies
Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund

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Morgan Stanley Institutional Fund, Inc Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs and foreign real estate companies.
Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their net asset value per share (“NAV”) because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which the Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.
IPOs
The Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.
Special Purpose Acquisition Companies
A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional initial public offering (“IPO”). SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition.
An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.
An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
Private Placements and Restricted Securities
The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Sector Risk
The Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on the Fund’s performance than if the Fund held a broader range of investments.
Large Shareholder Transactions Risk
The Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objective.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from the Fund the advisory fee (net of fee waivers, if applicable) in an amount equal to 0.37% of the Fund’s average daily net assets.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.73% of average daily net assets for Class IR. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
Portfolio Management
The Fund is managed by members of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. Current members of Counterpoint Global jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash, David S. Cohen and Alexander T. Norton.
Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000.
Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Chainani, Yeung, Nash, Cohen and Norton are co-portfolio managers. Members of Counterpoint Global collaborate to manage the assets of the Fund.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The composition of Counterpoint Global may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
This Prospectus offers Class IR shares of the Growth Portfolio. The Company also offers Class I, Class A, Class L Class C and Class IS shares of the Fund through a separate prospectus. Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in such prospectus. Class IR shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IR shares.
Minimum Investment Amounts
Class IR shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of the Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of the Fund. The Distributor receives no compensation from the Company for distributing Class IR shares of the Fund.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Fund’s Class IR shares and/or Class IR shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV of the Fund. For more information, please see the Fund’s SAI.
About Net Asset Value
The NAV of a class of shares of the Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than (“ETFs”)) that are registered under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Fund’s Investment Strategies and Related Risks” and “The Fund’s Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in the Fund.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Pricing of Fund Shares
You may buy or sell (redeem) shares of the Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Company reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Company’s SAI.
How to Purchase Fund Shares
You may purchase shares of the Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of the Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Investors purchasing or selling shares of the Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From the Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by the Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of the Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Fund by wire.
Initial Purchase by Wire
You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of the Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes

16

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of the Fund by wire by following the instructions under “Initial Purchase by Wire.”
Conversion Feature
The Adviser may in its sole discretion permit a conversion of one share class to another share class of the same Fund in certain circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to this conversion feature. You should talk to your tax advisor before making a conversion.
General
Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of the Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of the Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Redemption Proceeds
The Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or the Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Exchange Privilege
You may exchange shares of any class of the Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

18

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers and to collect the Fund’s redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
The Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

19

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by the Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by the Fund not attributable to “qualified dividends” received by the Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by the Fund from U.S. corporations.
If you redeem shares of the Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
The Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

20

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

22

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

23

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights table that follows is intended to help you understand the financial performance of the Class IR shares of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the table below for Class IR shares of the Fund is based on the average net assets of the Fund for the periods listed in the table. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

24

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Growth Portfolio

	Class IR
	Year Ended December 31,		Period from June 15, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$46.73	$42.04	$52.16
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.31)	(0.15)	(0.04)
Net Realized and Unrealized Gain (Loss)	54.55	9.80	(6.76)
Total from Investment Operations	54.24	9.65	(6.80)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)	(4.96)	(3.32)
Net Asset Value, End of Period	$92.41	$46.73	$42.04
Total Return(3)	115.74%	23.26%	(13.48)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$389,971	$269,241	$149,578
Ratio of Expenses Before Expense Limitation	N/A	0.50%	N/A
Ratio of Expenses After Expense Limitation	0.47% (4)	0.49% (4)	0.49% (4)(6)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.49% (4)	N/A
Ratio of Net Investment Loss	(0.45)% (4)	(0.30)% (4)	(0.14)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (6)
Portfolio Turnover Rate	60%	87%	41%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized.
(6)	Annualized.

25

Where to Find Additional Information
In addition to this Prospectus, the Fund has an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Fund, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFGROWTHCLIRPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Listed Real Asset Portfolios
Global Infrastructure Portfolio
Global Real Estate Portfolio
U.S. Real Estate Portfolio

Prospectus   |   April 30, 2021

Global Infrastructure Portfolio Share Class	Ticker Symbol
Class IR	MRGOX

Global Real Estate Portfolio Share Class	Ticker Symbol
Class IR	MRLEX

U.S. Real Estate Portfolio Share Class	Ticker Symbol
Class IR	MRETX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFLISTEDCLIRPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Infrastructure Portfolio

Investment Objective
The Global Infrastructure Portfolio (the “Fund”) seeks to provide both capital appreciation and income.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee	0.85%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	18.83%
Total Annual Fund Operating Expenses[1]	19.68%
Fee Waiver and/or Expense Reimbursement[1]	18.74%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.94%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$96	$3,613	$6,173	$9,925

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$96	$3,613	$6,173	$9,925
1	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.94% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies
The Adviser seeks to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects.
The Fund normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication, utilities and other services required for the normal function of society. Companies in the infrastructure business may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Infrastructure Portfolio (Con’t)

natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management, water purification/desalination, and other waste operations and (vi) the construction or operation of essential public structures. The Fund’s investments may include real estate investment trusts (“REITs”) and convertible securities. The Fund’s investments may include securities of small and medium capitalization companies. The Fund may invest up to 100% of its total assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least the lesser of (i) 40% of its total assets in the securities of issuers located outside of the United States or (ii) an amount of its total assets equal to the approximate percentage of issuers located outside of the United States included in the Dow Jones Brookfield Global Infrastructure IndexSM, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund’s Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser deems to be materially important environmental and/or social issues facing a company.
The Fund’s Adviser shifts the Fund’s assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the infrastructure industry.
In selecting securities to buy, hold or sell for the Fund, the Adviser actively manages the Fund using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Infrastructure Industry. By concentrating its investments in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Other factors that may affect the operations of companies within the infrastructure industry include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets. Companies operating in the infrastructure industry face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations.

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Infrastructure Portfolio (Con’t)

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	REITs. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund. Certain infrastructure companies in which the Fund may invest may elect to be treated as a REIT for U.S. tax purposes, and would therefore be subject to the risks discussed above.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Infrastructure Portfolio (Con’t)

impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IS shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as a comparative sector index, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	03/31/19	13.96%
Low Quarter	03/31/20	-18.18%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class IS1 (commenced operations on 9/13/2013 )
Return Before Taxes	-1.37%	8.54%	7.01%
Return After Taxes on Distributions[2]	-2.41%	7.18%	5.43%
Return After Taxes on Distributions and Sale of Fund Shares	-0.06%	6.62%	5.29%
Class IR (commenced operations on 6/15/2018)
Return Before Taxes	-1.43%	N/A	7.58%
Dow Jones Brookfield Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)[3]	-6.97%	7.52%	6.28%[4]
S&P Global BMI Index (reflects no deductionfor fees, expenses or taxes)[5]	16.78%	12.66%	10.09%[4]
Lipper Global Infrastructure Funds Index (reflects no deduction for taxes)[6]	-1.22%	8.50%	7.28%[4]
1	Class IS shares are not offered in the Prospectus.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The index intends to measure all sectors of the infrastructure market. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class IS.
5	The Standard & Poor’s Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. The index members represent developed and emerging market countries. It is not possible to invest directly in an index.
6	The Lipper Global Infrastructure Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Infrastructure Funds classification. There are currently 10 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Infrastructure Portfolio (Con’t)

vary from Class IS shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Matthew King	Managing Director	September 2010
Purchase and Sale of Fund Shares
To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio

Investment Objective
The Global Real Estate Portfolio (the “Fund”) seeks to provide current income and capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses[1]	25.28%
Total Annual Fund Operating Expenses[2]	26.08%
Fee Waiver and/or Expense Reimbursement[2]	25.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$97	$4,440	$7,146	$10,245

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$97	$4,440	$7,146	$10,245
1	Other Expenses include interest expense of 0.01% which is not included in the determination of the expense limitation. Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement is 0.94% for Class IR shares.
2	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.94% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the United States (“foreign real estate companies”). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets.
The Adviser and/or the Fund’s “Sub-Advisers,” Morgan Stanley Investment Management Limited (“MSIM Limited”) and Morgan Stanley Investment Management Company (“MSIM Company”), actively manage the Fund using a combination of bottom-up and

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Real Estate Portfolio (Con’t)

top-down methodologies. The Adviser’s and/or Sub-Advisers’ proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser and/or Sub-Advisers determine represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down portion seeks exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. Top-down considerations include forecasted fundamental inflections, macroeconomic considerations, geopolitical and country risk assessments, among other factors.
The Fund’s Adviser and/or Sub-Advisers may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser and/or Sub-Advisers may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser and/or Sub-Advisers deem to be materially important environmental and/or social issues facing a company.
The Adviser and/or Sub-Advisers generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	REITs, REOCs and Foreign Real Estate Companies. Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio (Con’t)

the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IS shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	12/31/20	16.92%
Low Quarter	03/31/20	-32.83%

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Real Estate Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class IS1 (commenced operations on 09/13/2013)
Return Before Taxes	-14.36%	1.21%	2.72%
Return After Taxes on Distributions[2]	-15.02%	-0.82%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares	-8.32%	0.51%	1.67%
Class IR (commenced operations on 6/15/2018)
Return Before Taxes	-14.36%	N/A	-2.47%
FTSE EPRA Nareit Developed Real Estate Index-Net Total Return to U.S. Investors (reflects no deduction for fees, expenses or taxes)[3]	-8.45%	4.40%	5.25%[4]
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[5]	15.90%	12.19%	10.05%[4]
Lipper Global Real Estate Funds Index (reflects no deduction for taxes)[6]	-5.16%	5.16%	5.68%[4]
1	Class IS shares are not offered in the Prospectus.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The FTSE EPRA Nareit Developed Real Estate Index—Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. “Net Total Return to U.S. Investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the index for periods after 1/31/05 (gross returns used prior to
1/31/05). It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class IS.
5	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
6	The Lipper Global Real Estate Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class IS shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/ Sub-Adviser(s) or Affiliate	Date Began Managing Fund
Laurel Durkay	Managing Director of the Adviser	December 2020
Michiel te Paske	Managing Director of MSIM Limited	August 2006
Sven van Kemenade	Managing Director of MSIM FMIL	August 2006
Angeline Ho	Managing Director of MSIM Company	August 2006
Desmond Foong	Managing Director of MSIM Company	April 2015
Purchase and Sale of Fund Shares
To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the

9

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio (Con’t)

discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

10

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

U.S. Real Estate Portfolio

Investment Objective
The U.S. Real Estate Portfolio (the “Fund”) seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”).
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee	0.70%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	29.40%
Total Annual Fund Operating Expenses[1]	30.10%
Fee Waiver and/or Expense Reimbursement[1]	29.27%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.83%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$85	$4,881	$7,571	$10,199

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$85	$4,881	$7,571	$10,199
1	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.83% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser seeks a combination of above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Fund focuses on REITs as well as real estate operating companies (“REOCs”) that invest in a variety of property types and regions.
The Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Adviser may engage with company management regarding corporate

11

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

U.S. Real Estate Portfolio (Con’t)

governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.
The Adviser actively manages the Fund using a combination of bottom-up and top-down methodologies. The Adviser’s proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser determines represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down portion seeks exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. Top-down considerations include forecasted fundamental inflections and macroeconomic considerations, among other factors.
The Adviser generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	REITs and REOCs. Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

12

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

U.S. Real Estate Portfolio (Con’t)

Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IS shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as a comparative sector index, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.
Annual Total Returns—Calendar Years

High Quarter	12/31/20	16.81%
Low Quarter	03/31/20	-35.65%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class IS1 (commenced operations on 9/13/2013)
Return Before Taxes	-17.98%	-0.32%	3.90%
Return After Taxes on Distributions[2]	-19.08%	-3.91%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	-10.75%	-0.45%	2.72%
Class IR (commenced operations on 6/15/2018)
Return Before Taxes	-17.98%	N/A	-3.38%
FTSE Nareit Equity REITs Index (reflects no deduction for fees, expenses or taxes)[3]	-8.00%	4.77%	7.46%[4]
S&P 500® Index (reflects no deductionfor fees, expenses or taxes)[5]	18.40%	15.22%	13.86%[4]
Lipper Real Estate Funds Index (reflects no deduction for taxes)[6]	-2.91%	5.75%	7.95%[4]
1	Class IS shares are not offered in the Prospectus.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class IS.
5	The Standard & Poor’s 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The S&P 500® Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.
6	The Lipper Real Estate Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class IS shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

13

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

U.S. Real Estate Portfolio (Con’t)

Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Laurel Durkay	Managing Director	December 2020
Purchase and Sale of Fund Shares
To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

14

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Infrastructure Portfolio

Investment Objective
The Global Infrastructure Portfolio seeks to provide both capital appreciation and income.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser seeks to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects.
Process
The Fund normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication, utilities and other services required for the normal function of society. Companies in the infrastructure business may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management, water purification/desalination, and other waste operations and (vi) the construction or operation of essential public structures. The Fund’s equity investments may include REITs. The Fund’s investments may include securities of small and medium capitalization companies. The Fund may invest up to 100% of its total assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least the lesser of (i) 40% of its total assets in the securities of issuers located outside of the United States or (ii) an amount of its total assets equal to the approximate percentage of issuers located outside of the United States included in the Dow Jones Brookfield Global Infrastructure IndexSM, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund’s Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser deems to be materially important environmental and/or social issues facing a company.
The Adviser shifts the Fund’s assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the infrastructure industry.
In selecting securities to buy, hold or sell for the Fund, the Adviser actively manages the Fund using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The remaining 20% of the Fund’s total assets may be invested in fixed-income securities, equity securities of companies not engaged in the infrastructure business, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities, and asset-backed securities. The Fund may invest up to 5% of its total assets in fixed-income securities rated below investment grade (often referred to as “high yield securities” or “junk bonds”).

15

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Real Estate Portfolio

Investment Objective
The Global Real Estate Portfolio seeks to provide current income and capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser and/or Sub-Advisers seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including REOCs, REITs and foreign real estate companies. The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Adviser’s and/or Sub-Advisers’ approach emphasizes a bottom-up stock selection with a top-down global allocation.
Process
The Adviser and/or Sub-Advisers actively manage the Fund using a combination of bottom-up and top-down methodologies. The Adviser’s and/or Sub-Advisers’ proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser and/or Sub-Advisers determine represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down portion seeks exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. Top-down considerations include forecasted fundamental inflections, macroeconomic considerations, geopolitical and country risk assessments, among other factors.
Under normal circumstances, at least 80% of the Fund’s assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including REOCs, REITs and foreign real estate companies. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, operation, construction, management, financing or sale of residential, commercial or industrial real estate and land or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate and land.
The Fund’s Adviser and/or Sub-Advisers may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser and/or Sub-Advisers may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.
The Adviser and/or Sub-Advisers generally consider selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.

16

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

U.S. Real Estate Portfolio

Investment Objective
The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs.
Approach
The Adviser seeks a combination of above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Fund focuses on REITs as well as REOCs that invest in a variety of property types and regions. The Adviser’s approach emphasizes bottom-up stock selection with a top-down asset allocation.
Process
The Adviser actively manages the Fund using a combination of bottom-up and top-down methodologies. The Adviser’s proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser determines represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down portion seeks exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. Top-down considerations include forecasted fundamental inflections and macroeconomic considerations, among other factors. The Adviser generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) it is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues or profits from either goods produced, sales made or services performed in the United States, if it is organized or has a principal office in the United States or has at least 50% of its assets in the United States; and (2) it is considered to be in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, operation, construction, management, financing or sale of residential, commercial or industrial real estate and land, or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate and land.
The Fund’s Adviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser deems to be materially important environmental and/or social issues facing a company.

17

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, REITs, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. Certain Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent

18

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
Real Estate Investing
Each Fund invests in companies in the real estate industry. As a result, these companies (and, therefore, the Funds) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate markets. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.
Foreign Investing
To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely

19

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the United States, or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make a Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund.
In connection with their investments in foreign securities, certain Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Emerging Market Securities
Certain Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Funds may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or Sub-Advisers may use derivatives to reduce this risk. The Adviser and/or Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

20

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Real Estate Investment Trusts, Real Estate Operating Companies and Foreign Real Estate Companies
Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. REOCs are entities that generally are engaged directly in real estate management or development activities. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs, REOCs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Fund invests in REITs, REOCs and foreign real estate companies.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Funds may face a heightened level of interest rate risk in times of monetary policy changes and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Fund may have to reinvest the proceeds at a lower rate of interest.
Asset-Backed Securities
Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, such as a pool of power generation assets or other infrastructure assets or infrastructure-related assets, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
Liquidity
The Funds may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If a Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
ESG Investment Risk
The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.
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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Large Shareholder Transactions Risk
A Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing a Fund’s investment objective, the Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Advisers, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect a Fund’s performance.
Temporary Defensive Investments
When the Adviser and/or Sub-Advisers believe that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser and/or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect a Fund’s performance and a Fund may not achieve its investment objective.

22

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Sub-Advisers
The Adviser has entered into a Sub-Advisory Agreement with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Global Real Estate Portfolio). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Funds.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Global Infrastructure	0.74%
Global Real Estate	0.73%
U.S. Real Estate	0.44%
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Fund	Expense Cap Class IR
Global Infrastructure	0.94%
Global Real Estate	0.94%
U.S. Real Estate	0.83%
Portfolio Management
Global Infrastructure Portfolio
The Fund is managed by members of the Global Listed Real Assets team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund is Matthew King.
Mr. King has been associated with the Adviser in an investment management capacity since 2008.
Together, the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

23

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management (Con’t)

Global Real Estate Portfolio
The Fund is managed by members of the Global Listed Real Assets team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Laurel Durkay, Michiel te Paske, Sven van Kemenade, Angeline Ho and Desmond Foong.
Ms. Durkay has been associated with the Adviser in an investment management capacity since December 2020. Prior to joining the Adviser, Ms. Durkay was a Senior Vice President and Global Portfolio Manager for Listed Real Estate at Cohen & Steers Capital Management. Mr. te Paske has been associated with MSIM Limited in an investment management capacity since 1997. Mr. van Kemenade has been associated with MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) in an investment management capacity since 2021. Prior to joining MSIM FMIL, Mr. van Kemenade was associated with MSIM Limited in an investment management capacity from 1997 through 2020. Ms. Ho has been associated with MSIM Company in an investment management capacity since 1997. Mr. Foong has been associated with MSIM Company in an investment management capacity since 2011.
Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.
U.S. Real Estate Portfolio
The Fund is managed by members of the Global Listed Real Assets team. The team consists of portfolio managers and analysts. The current member of the team responsible for the day-to-day management of the Fund is Laurel Durkay.
Ms. Durkay has been associated with the Adviser in an investment management capacity since December 2020. Prior to joining the Adviser, Ms. Durkay was a Senior Vice President and Global Portfolio Manager for Listed Real Estate at Cohen & Steers Capital Management.
Together, the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.
In rendering investment advisory services to the Global Real Estate Portfolio, the Adviser uses the portfolio management, research and other resources of MSIM FMIL, a foreign (non-U.S.) affiliate of Morgan Stanley Investment Management Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through this “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The composition of each team may change from time to time.

24

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
This Prospectus offers Class IR shares of each Fund. The Company also offers investors Class I, Class A, Class L, Class C and Class IS shares of each Fund through a separate prospectus. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in such prospectus. Class IR shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IR shares.
Minimum Investment Amounts
Class IR shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of each Fund. The Distributor receives no compensation from the Company for distributing Class IR shares of the Funds.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s Class IR shares and/or Class IR shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the net asset value per share (“NAV”) of a Fund. For more information, please see the Funds’ SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser and/or Sub-Adviser determine that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Funds’ Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Funds’ Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Funds’ Investment Strategies and Related Risks” and “The Funds’ Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.

25

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Fund determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.
Initial Purchase by Wire
You may purchase shares of a Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes

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your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”
Conversion Feature
The Adviser may in its sole discretion permit a conversion of one share class to another share class of the same Fund in certain circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to this conversion feature. You should talk to your tax advisor before making a conversion.
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of the Funds or reject any purchase orders when we think it is in the best interest of the Funds.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

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(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

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Shareholder Information (Con’t)

You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of a Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Funds rely on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers and to collect the Fund’s redemption fee, as applicable, from its customers. However, the Funds have entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Funds may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Funds will be able to identify or prevent all market-timing activities.
Dividends and Distributions
The Global Infrastructure Portfolio’s and Global Real Estate Portfolio’s policy is to distribute to shareholders substantially all of their net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The U.S. Real Estate Portfolio’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of quarterly dividends and to distribute net realized capital gains, if any, at least annually.

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Shareholder Information (Con’t)

The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. Generally, dividends paid by REITs will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. The IRS has recently issued proposed regulations permitting a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the proposed regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another Fund is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other Fund. Conversions of shares between classes will not result in taxation.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains and, under certain circumstances, at the rate of 21% on certain capital gain dividends.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

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Shareholder Information (Con’t)

The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account

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Shareholder Information (Con’t)

when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class IR shares of each Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for Class IR shares of each Fund is based on the average net assets of such Fund for the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Infrastructure Portfolio

	Class IR
	Year Ended December 31,		Period from June 15, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$15.36	$12.38	$14.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15	0.35	0.20
Net Realized and Unrealized Gain (Loss)	(0.37)	3.11	(0.81)
Total from Investment Operations	(0.22)	3.46	(0.61)
Distributions from and/or in Excess of:
Net Investment Income	(0.40)	(0.36)	(0.37)
Net Realized Gain	(0.27)	(0.12)	(0.74)
Total Distributions	(0.67)	(0.48)	(1.11)
Net Asset Value, End of Period	$14.47	$15.36	$12.38
Total Return(3)	(1.43)%	27.99%	(4.54)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$11	$11	$9
Ratio of Expenses Before Expense Limitation	19.68%	19.62%	18.47% (7)
Ratio of Expenses After Expense Limitation	0.94% (4)	0.94% (4)	0.94% (4)(7)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.94% (4)	0.94% (4)	N/A
Ratio of Net Investment Income	1.03% (4)	2.65% (4)	2.67% (4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (5)	0.00% (5)	0.00% (5)(7)
Portfolio Turnover Rate	62%	30%	43%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

35

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Real Estate Portfolio

	Class IR
	Year Ended December 31,		Period from June 15, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$9.87	$9.19	$11.09
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18	0.25	0.23
Net Realized and Unrealized Gain (Loss)	(1.60)	1.43	(1.02)
Total from Investment Operations	(1.42)	1.68	(0.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.55)	(0.52)
Net Realized Gain	(0.08)	(0.45)	(0.59)
Total Distributions	(0.20)	(1.00)	(1.11)
Net Asset Value, End of Period	$8.25	$9.87	$9.19
Total Return(3)	(14.36)%	18.44%	(7.49)% (8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$8	$10	$8
Ratio of Expenses Before Expense Limitation	26.07%	21.38%	18.72% (9)
Ratio of Expenses After Expense Limitation	0.95% (4)(6)	0.94% (4)	0.94% (4)(5)(9)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.94% (4)	0.94% (4)	N/A
Ratio of Net Investment Income	2.37% (4)	2.45% (4)	3.94% (4)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)(9)
Portfolio Turnover Rate	51%	24%	38%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IR shares.

(6)	Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.
(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

36

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

U.S. Real Estate Portfolio

	Class IR
	Year Ended December 31,		Period from June 15, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$11.08	$10.82	$14.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20	0.33	0.43
Net Realized and Unrealized Gain (Loss)	(2.24)	1.63	(0.98)
Total from Investment Operations	(2.04)	1.96	(0.55)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.41)	(0.28)
Net Realized Gain	—	(1.29)	(3.09)
Paid-in-Capital	(0.04)	—	—
Total Distributions	(0.25)	(1.70)	(3.37)
Net Asset Value, End of Period	$8.79	$11.08	$10.82
Total Return(3)	(17.98)%	18.48%	(5.73)% (7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$7	$9	$7
Ratio of Expenses Before Expense Limitation	30.10%	23.80%	19.12% (8)
Ratio of Expenses After Expense Limitation	0.83% (4)	0.83% (4)	0.84% (4)(5)(8)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.83% (4)	N/A	0.84% (4)(8)
Ratio of Net Investment Income	2.40% (5)	2.70% (4)	4.23% (4)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)(8)
Portfolio Turnover Rate	39%	21%	39%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IR shares.

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

37

Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFLISTEDCLIRPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Opportunity Portfolios
Global Opportunity Portfolio
International Opportunity Portfolio

Prospectus   |   April 30, 2021

Global Opportunity Portfolio Share Class	Ticker Symbol
Class IR	MGORX

International Opportunity Portfolio Share Class	Ticker Symbol
Class IR	MRNPX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFOPPTYCLIRPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Opportunity Portfolio

Investment Objective
The Global Opportunity Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee[1]	0.72%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses[2]	0.11%
Total Annual Fund Operating Expenses	0.83%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$85	$265	$460	$1,025

If You HELD Your shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$85	$265	$460	$1,025
1	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
2	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. Fundamental research drives the investment process. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Opportunity Portfolio (Con’t)

impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in

2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Opportunity Portfolio (Con’t)

other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IS shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	31.69%
Low Quarter	12/31/18	-15.37%

3

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Opportunity Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class IS1 (commenced operations on 9/13/2013 )
Return Before Taxes	55.67%	24.62%	23.25%
Return After Taxes on Distributions[2]	55.23%	24.06%	22.27%
Return After Taxes on Distributions and Sale of Fund Shares	33.25%	20.09%	19.21%
Class IR (commenced operations on 6/15/2018)
Return Before Taxes	55.66%	N/A	23.65%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[3]	16.25%	12.26%	9.65%[4]
Lipper Global Large-Cap Growth Funds Index (reflects no deduction for taxes)[5]	27.24%	15.47%	12.41%[4]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[6]	36.37%	16.21%	12.72%[4]
1	Class IS shares are not offered in the Prospectus.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class IS.
5	Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index. The Lipper category changed from Lipper Global Multi-Cap Growth Funds to Lipper Global Large-Cap Growth Funds.
6	Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class IS shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception
Purchase and Sale of Fund Shares
The Company has suspended offering Class IR shares of the Fund to new investors, except as follows. The Company will continue to offer Class IR shares of the Fund: (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees, (5) to benefit plans sponsored by Morgan Stanley and its affiliates and (6) omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts. The Company will continue to offer Class IR shares of the Fund to existing shareholders. The Company may recommence offering shares of the Fund to new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.
To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the

4

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Opportunity Portfolio (Con’t)

discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

5

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio

Investment Objective
The International Opportunity Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class IR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value per share (“NAV”) at redemption)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee[1]	0.77%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses[2]	0.12%
Total Annual Fund Operating Expenses	0.89%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$91	$284	$493	$1,096

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$91	$284	$493	$1,096
1	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
2	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies on an international basis, with capitalization within the range of companies included in the MSCI All Country World ex USA Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. Fundamental research drives the investment process. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of

6

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Opportunity Portfolio (Con’t)

sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Fund invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Fund may also invest in securities of companies located in the United States to a limited extent.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio (Con’t)

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Opportunity Portfolio (Con’t)

Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IS shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	34.05%
Low Quarter	12/31/18	-15.02%
Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Since Inception
Class IS1 (commenced operations on 9/13/2013 )
Return Before Taxes	55.63%	23.07%	19.19%
Return After Taxes on Distributions[2]	55.54%	22.96%	18.80%
Return After Taxes on Distributions and Sale of Fund Shares	32.99%	19.00%	15.93%
Class IR (commenced operations on 6/15/2018)
Return Before Taxes	55.64%	N/A	21.63%
MSCI All Country World ex USA Net Index (reflects no deduction for fees, expenses or taxes)[3]	10.65%	8.93%	5.51%[4]
Lipper International Multi-Cap Growth Funds Index (reflects no deduction for taxes)[5]	15.49%	9.70%	6.65%[4]
1	Class IS shares are not offered in the Prospectus.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class IS.
5	The Lipper International Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class IS shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio (Con’t)

Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception
Purchase and Sale of Fund Shares
To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Opportunity Portfolio

Investment Objective
The Global Opportunity Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

International Opportunity Portfolio

Investment Objective
The International Opportunity Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World ex USA Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks high quality established and emerging companies that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser deems materially important.
Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Fund invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Fund may also invest in securities of companies located in the U.S. to a limited extent.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
References to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.
Asia Market
The small size of securities markets and the low trading volume in many countries in Asia may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar and devaluation, all of which could decrease the value of a Fund. Some countries in the region have previously experienced currency devaluations that resulted in higher interest rates, reductions in economic activity and drops in securities prices.
China Risk
Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments. In addition, certain securities are, or may in the future become restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result.
A Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce a Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of China and Hong Kong, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
ESG Investment Risk
A Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Certain Funds may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, a Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A company’s ESG practices or the Adviser’s assessment of such may change over time.
Foreign Investing
To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the United States, or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make a Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to a Fund.
Emerging Market Securities
The Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Funds may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Currency Forward Exchange Contracts
In connection with their investments in foreign securities, the Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which a Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Funds’ exposure to currency exchange rates and could result in losses to the Funds if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Funds’ investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Funds’ investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Funds’ holdings, further increases the Funds’ exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Funds or that they will be, or can be, used at appropriate times.
REITs and Foreign Real Estate Companies
Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

management expenses along with the direct expenses of a Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Fund invests in REITs and foreign real estate companies.
Derivatives
The Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further a Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Funds may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which a Fund has open positions in the futures contract.
Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit a Fund or that they will be, or can be, used at appropriate times.
Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange trading and clearing is occurring on a phased-in basis.
Structured Investments. The Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
CFDs. A contract for difference (“CFD”) is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Exchange-Traded Funds
Each Fund may invest in exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

Focused Investing
To the extent that a Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.
Large Shareholder Transactions Risk
A Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Liquidity
The Funds may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If a Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Special Purpose Acquisition Companies
A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional initial public offering (“IPO”). SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition.
An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.
An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
Investment Discretion
In pursuing the Funds’ investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Funds’ performance.
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Fund’s performance and the Fund may not achieve its investment objective.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement is available in each Fund’s Semi- Annual Report to Shareholders for the period ended June 30, 2020. A discussion regarding the Board of Directors’ approval of the Sub-Advisory Agreement will be available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2021.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with respect to each Fund with Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Funds.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Global Opportunity	0.71%
International Opportunity	0.76%
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of Class IR of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

Fund	Expense Cap Class IR
Global Opportunity	0.95%
International Opportunity	0.94%
Portfolio Management
Each Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and is primarily responsible for the day-to-day management of the Funds. Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001.
The Funds’ SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds.
The composition of each team may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
The Company has suspended offering Class IR shares of the Global Opportunity Portfolio to new investors, except as follows. The Company will continue to offer Class IR shares of the Global Opportunity Portfolio: (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees, (5) to benefit plans sponsored by Morgan Stanley and its affiliates and (6) omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts. The Company will continue to offer Class IR shares of the Fund to existing shareholders. The Company may recommence offering shares of the Global Opportunity Portfolio to new investors in the future. Any such offerings of the Global Opportunity Portfolio’s shares may be limited in amount and may commence and terminate without any prior notice.
This Prospectus offers Class IR shares of each Fund. The Company also offers investors Class I, Class A, Class L, Class C and Class IS shares of each Fund through a separate prospectus. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in such prospectus. Class IR shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IR shares.
Minimum Investment Amounts
Class IR shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of each Fund. The Distributor receives no compensation from the Company for distributing Class IR shares of the Funds.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s Class IR shares and/or Class IR shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV of a Fund. For more information, please see the Funds’ SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than ETFs) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Funds’ Investment Strategies and Related Risks” and “The Funds’ Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Funds are open for business by contacting your Financial Intermediary or directly from the Company.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.
Initial Purchase by Wire
You may purchase shares of a Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

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Shareholder Information (Con’t)

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”
Conversion Feature
The Adviser may in its sole discretion permit a conversion of one share class to another share class of the same Fund in certain circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to this conversion feature. You should talk to your tax advisor before making a conversion.
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of the Funds or reject any purchase orders when we think it is in the best interest of the Funds.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

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Shareholder Information (Con’t)

Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Redemption Fees
Shares of the International Opportunity Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) in qualified retirement plans maintained

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Shareholder Information (Con’t)

pursuant to Sections 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code, or certain transactions in other types of retirement accounts, including but not limited to required minimum distributions and redemptions relating to forfeitures, death, disability or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of the Fund, the shares held the longest will be redeemed or exchanged first.
The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the International Opportunity Portfolio’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Fund through a Financial Intermediary, please read that Financial Intermediary’s materials carefully to learn about any other restrictions or fees that may apply.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. An exchange of shares of the International Opportunity Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of a Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The

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Shareholder Information (Con’t)

market-timer would redeem the Fund’s shares the next day, when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Funds rely on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers. However, the Funds have entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Funds may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Funds will be able to identify or prevent all market-timing activities.
Dividends and Distributions
Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by U.S. and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

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Shareholder Information (Con’t)

If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts

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Shareholder Information (Con’t)

of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

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Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

29

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class IR shares of each Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for Class IR shares of each Fund is based on the average net assets of such Fund for the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

30

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Opportunity Portfolio

	Class IR
	Year Ended December 31,		Period from June 15, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$29.22	$21.56	$26.67
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.24)	(0.09)	(0.06)
Net Realized and Unrealized Gain (Loss)	16.50	7.75	(4.88)
Total from Investment Operations	16.26	7.66	(4.94)
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)	—	(0.17)
Net Asset Value, End of Period	$44.96	$29.22	$21.56
Total Return(3)	55.66%	35.53%	(18.63)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$114,510	$73,569	$54,284
Ratio of Expenses Before Expense Limitation	N/A	N/A	N/A
Ratio of Expenses After Expense Limitation	0.82% (4)	0.84% (4)	0.88% (4)(6)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.84% (4)	N/A
Ratio of Net Investment Loss	(0.69)% (4)	(0.35)% (4)	(0.46)% (4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (6)
Portfolio Turnover Rate	22%	15%	28%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Not annualized
(6)	Annualized.

31

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

International Opportunity Portfolio

	Class IR
	Year Ended December 31,		Period from June 15, 2018(1) to December 31, 2018
Selected Per Share Data and Ratios	2020	2019
Net Asset Value, Beginning of Period	$26.78	$19.79	$25.37
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)	(0.02)	(0.06)
Net Realized and Unrealized Gain (Loss)	15.09	7.01	(5.47)
Total from Investment Operations	14.90	6.99	(5.53)
Distributions from and/or in Excess of:
Net Realized Gain	(0.10)	—	(0.05)
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$41.58	$26.78	$19.79
Total Return(4)	55.64%	35.32%	(21.84)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$149,281	$110,401	$81,592
Ratio of Expenses Before Expense Limitation	0.89%	0.93%	0.95% (7)
Ratio of Expenses After Expense Limitation	0.88% (5)	0.91% (5)	0.93% (5)(7)
Ratio of Net Investment Loss	(0.60)% (5)	(0.07)% (5)	(0.46)% (5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01% (7)
Portfolio Turnover Rate	25%	20%	36%

(1)	Commencement of Offering.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Not annualized.
(7)	Annualized.

32

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Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

MSIFOPPTYCLIRPRO 4/21

Morgan Stanley Institutional Fund, Inc.
Global Insight Portfolio

Prospectus   |   April 30, 2021

Share Class	Ticker Symbol
Class I	MIGIX
Class A	MIGPX
Class L	MIGLX
Class C	MSPTX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IFIGIPRO 4/21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Insight Portfolio

Investment Objective
The Global Insight Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 18 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C
Advisory Fee[3]	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%
Other Expenses[4]	0.31%	0.32%	0.56%	0.33%
Total Annual Fund Operating Expenses[5]	1.11%	1.37%	2.11%	2.13%
Fee Waiver and/or Expense Reimbursement[5]	0.11%	0.05%	0.26%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	1.00%	1.32%	1.85%	2.10%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example below assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$342	$601	$1,342

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Insight Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$652	$931	$1,231	$2,081
Class L	$188	$636	$1,110	$2,421
Class C	$313	$664	$1,141	$2,266

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$102	$342	$601	$1,342
Class A	$652	$931	$1,231	$2,081
Class L	$188	$636	$1,110	$2,421
Class C	$213	$664	$1,141	$2,266
1
Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.

2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
4	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary. Other Expenses have been restated to reflect current estimated fees.
5	The Fund’s Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expense (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.32% for Class A, 1.85% for Class L and 2.10% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Fee Waiver and/or Expense Reimbursement have been restated to reflect current estimated fees.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund
2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Insight Portfolio (Con’t)

will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the

3

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Insight Portfolio (Con’t)

securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	57.81%
Low Quarter	12/31/18	-14.69%

4

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Insight Portfolio (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 12/28/2010)
Return Before Taxes	94.98%	27.94%	19.09%	19.09%
Return After Taxes on Distributions[1]	93.40%	26.59%	17.66%	17.65%
Return After Taxes on Distributions and Sale of Fund Shares	57.33%	22.70%	15.69%	15.68%
Class A (commenced operations on 12/28/2010)
Return Before Taxes	84.29%	26.16%	18.08%	18.07%
Class L (commenced operations on 12/28/2010)
Return Before Taxes	93.38%	26.85%	18.10%	18.10%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	91.97%	26.53%	N/A	22.41%
MSCI All Country World Net Index (reflects no deduction for fees, expenses or taxes)[2]	16.25%	12.26%	9.13%	9.19%[3]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[4]	36.37%	16.21%	10.95%	11.01%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI All Country World Net Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The Lipper Global Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	December 2010
Sam G. Chainani	Managing Director	December 2010
Jason C. Yeung	Managing Director	December 2010
Armistead B. Nash	Managing Director	December 2010
David S. Cohen	Managing Director	December 2010
Alexander T. Norton	Executive Director	December 2010
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

5

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Insight Portfolio (Con’t)

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds

Global Insight Portfolio

Investment Objective
The Global Insight Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks

This section discusses additional information relating to the Fund’s investment strategies, other types of investments that the Fund may make and related risk factors. The Fund’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Fund may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
ESG Investment Risk
The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Certain Funds may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, a Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. Socially responsible norms differ by country and region, and a company’s ESG practices or the Adviser’s assessment of such may change over time.
Small and Mid Cap Companies
The Fund’s investments in small and mid cap companies carry more risk than investments in larger companies. While some of the Fund’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the OTC market. The low market liquidity of these securities may have an adverse impact on the Fund’s ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s securities. Investing in lesser-known, small and mid cap companies involves greater risk of volatility of the Fund’s net asset value (“NAV”) than is customarily associated with larger, more established companies. In addition, at times, small and mid cap growth-oriented equity securities may underperform relative to the overall market. Growth stocks may trade at higher multiples of current earnings compared to other styles of investing (e.g., “value”), leading to inflated prices and thus potentially greater declines in value. Often small and mid cap companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
Foreign Investing
To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for the Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
Emerging Market Securities
The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Currency Forward Exchange Contracts
In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
REITs and Foreign Real Estate Companies
Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs and foreign real estate companies.
Derivatives
The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and

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Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

CFDs. A contract for difference (“CFD”) is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Exchange-Traded Funds
The Fund may invest in exchange-traded funds exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their net asset value (“NAV”) because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which the Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.
Liquidity
The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Private Placements and Restricted Securities
The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Special Purpose Acquisition Companies
A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional initial public offering (“IPO”). SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition.

13

Morgan Stanley Institutional Fund, Inc Prospectus   |   Additional Information About the Fund’s Investment Strategies and Related Risks

Additional Information About the Fund’s Investment Strategies and Related Risks (Con’t)

An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.
An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
Sector Risk
The Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on the Fund’s performance than if the Fund held a broader range of investments.
Large Shareholder Transactions Risk
The Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing the Fund’s investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objective.

14

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Advisory Fees
For the fiscal year ended December 31, 2020, the Adviser received a fee for advisory services (net of fee waivers, if applicable) in an amount equal to 0.79% of the Fund’s average daily net assets.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 1.00% for Class I, 1.32% for Class A, 1.85% for Class L and 2.10% for Class C. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
Portfolio Management
The Fund is managed by members of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. Current members of Counterpoint Global jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash, David S. Cohen and Alexander T. Norton.
Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000.
Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Chainani, Yeung, Nash, Cohen and Norton are co-portfolio managers. Members of Counterpoint Global collaborate to manage the assets of the Fund.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The composition of the team may change from time to time.

15

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information

Share Class Arrangements
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The Company currently offers investors Class I, Class A and Class C shares of the Fund. Class I shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. The Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.
Minimum Investment Amounts
The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of a Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of the Fund. The Distributor receives no compensation from the Fund for distributing Class I shares of the Fund. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of the Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and Class C shares of the Fund (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plans, the Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis, and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV of the Fund. For more information, please see the Company’s SAI.

16

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

About Net Asset Value
The NAV of a class of shares of the Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than exchange-traded funds (“ETFs”)) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Fund’s Investment Strategies and Related Risks” and “The Fund’s Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in the Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of the Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of the Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Investors purchasing or selling shares of the Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A

17

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From the Fund
Initial Purchase by Mail
You may open a new account, subject to acceptance by the Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.
Please note that payments to investors who redeem shares of the Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Fund by wire.
Initial Purchase by Wire
You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Additional Investments
You may purchase additional shares of the Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of the Fund by wire by following the instructions under “Initial Purchase by Wire.”
Sales Charges Applicable to Purchases of Class A Shares
Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%

18

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.
In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.
Combined Purchase Privilege
You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction

19

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.
Right of Accumulation
Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:
(a) the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,
(b) plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.
Notification
You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of the Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of the Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.
Letter of Intent
The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.
You should retain any records necessary to substantiate historical costs because the Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.
Conversion Features
A shareholder currently holding Class A shares of the Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of the Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of the Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any

20

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.
A shareholder currently holding a class of shares of the Fund in a Merrill Lynch Advisory Program account may have such shares converted by Merrill Lynch to an eligible class of shares of the Fund for a Merrill Lynch brokerage account upon the transfer of the shares of the Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.
After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund with no initial sales charge, provided that the Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.
Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.
General
Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of the Fund or reject any purchase orders when we think it is in the best interest of the Fund.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of the Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of the Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.
Redemption Proceeds
The Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of the Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or the Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Exchange Privilege
You may exchange shares of any class of the Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Stanley Institutional Fund Trust Ultra-Short Income and Ultra-Short Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.
There are special considerations when you exchange Class A and Class C shares of the Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers and to collect the Fund’s redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
The Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

27

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Global and International Equity
Active International Allocation Portfolio
Asia Opportunity Portfolio*
China Equity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Sustain Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Fixed Income
Emerging Markets Fixed Income Opportunities Portfolio
Listed Real Asset
Global Concentrated Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
Real Assets Portfolio*
U.S. Real Estate Portfolio
The Company has suspended offering Class L shares of each fund to all investors.

* The Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios do not offer Class L shares.

28

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L and Class C shares of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

29

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Insight Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$17.96	$13.96	$15.43	$12.12	$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.24)	(0.02)	(0.03)	(0.03)	0.00(3)
Net Realized and Unrealized Gain (Loss)	17.29	4.41	(0.80)	5.07	0.02
Total from Investment Operations	17.05	4.39	(0.83)	5.04	0.02
Distributions from and/or in Excess of:
Net Realized Gain	(1.18)	(0.39)	(0.64)	(1.73)	(0.26)
Net Asset Value, End of Period	$33.83	$17.96	$13.96	$15.43	$12.12
Total Return(4)	94.98%	31.49%	(5.75)%	41.56%	0.21%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$314,038	$87,595	$60,271	$7,005	$3,229
Ratio of Expenses Before Expense Limitation	N/A	1.21%	1.82%	3.67%	3.82%
Ratio of Expenses After Expense Limitation	1.09%(5)	1.09%(5)	1.09%(5)	1.09%(5)	1.09%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.09%(5)	N/A	N/A	N/A
Ratio of Net Investment Income (Loss)	(0.94)%(5)	(0.11)%(5)	(0.19)%(5)	(0.19)%(5)	0.04%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	85%	95%	130%	103%	90%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

30

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Insight Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$17.57	$13.71	$15.21	$12.01	$12.29
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.29)	(0.07)	(0.08)	(0.08)	(0.05)
Net Realized and Unrealized Gain (Loss)	16.88	4.32	(0.78)	5.01	0.03
Total from Investment Operations	16.59	4.25	(0.86)	4.93	(0.02)
Distributions from and/or in Excess of:
Net Realized Gain	(1.18)	(0.39)	(0.64)	(1.73)	(0.26)
Net Asset Value, End of Period	$32.98	$17.57	$13.71	$15.21	$12.01
Total Return(3)	94.46%	31.04%	(6.03)%	41.02%	(0.11)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,550	$43,576	$33,240	$4,577	$2,640
Ratio of Expenses Before Expense Limitation	N/A	1.48%	1.95%	3.88%	4.09%
Ratio of Expenses After Expense Limitation	1.35%(4)	1.41%(4)	1.41%(4)(5)	1.41%(4)	1.44%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.41%(4)	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.20)%(4)	(0.43)%(4)	(0.54)%(4)	(0.52)%(4)	(0.38)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	85%	95%	130%	103%	90%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective November 19, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class A shares. Prior to November 19, 2018, the maximum ratio was 1.45% for Class A shares.

31

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Insight Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$16.82	$13.21	$14.75	$11.74	$12.09
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.40)	(0.16)	(0.16)	(0.15)	(0.10)
Net Realized and Unrealized Gain (Loss)	16.10	4.16	(0.74)	4.89	0.01
Total from Investment Operations	15.70	4.00	(0.90)	4.74	(0.09)
Distributions from and/or in Excess of:
Net Realized Gain	(1.18)	(0.39)	(0.64)	(1.73)	(0.26)
Net Asset Value, End of Period	$31.34	$16.82	$13.21	$14.75	$11.74
Total Return(3)	93.38%	30.32%	(6.50)%	40.34%	(0.70)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$923	$573	$462	$327	$217
Ratio of Expenses Before Expense Limitation	2.09%	2.16%	3.29%	5.07%	5.12%
Ratio of Expenses After Expense Limitation	1.94%(4)	1.94%(4)	1.94%(4)	1.94%(4)	1.94%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.94%(4)	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.79)%(4)	(0.96)%(4)	(1.03)%(4)	(1.05)%(4)	(0.86)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	85%	95%	130%	103%	90%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

32

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights

Global Insight Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$16.54	$13.03	$14.60	$11.66	$12.04
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.43)	(0.19)	(0.18)	(0.19)	(0.13)
Net Realized and Unrealized Gain (Loss)	15.80	4.09	(0.75)	4.86	0.01
Total from Investment Operations	15.37	3.90	(0.93)	4.67	(0.12)
Distributions from and/or in Excess of:
Net Realized Gain	(1.18)	(0.39)	(0.64)	(1.73)	(0.26)
Net Asset Value, End of Period	$30.73	$16.54	$13.03	$14.60	$11.66
Total Return(3)	92.97%	29.97%	(6.77)%	40.02%	(0.95)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,633	$10,984	$9,272	$549	$180
Ratio of Expenses Before Expense Limitation	N/A	2.24%	2.70%	5.22%	6.12%
Ratio of Expenses After Expense Limitation	2.11% (4)	2.19% (4)	2.19% (4)	2.19% (4)	2.19% (4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	2.19% (4)	N/A	N/A	N/A
Ratio of Net Investment Loss	(1.96)% (4)	(1.21)% (4)	(1.29)% (4)	(1.30)% (4)	(1.12)% (4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	85%	95%	130%	103%	90%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

33

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

34

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder

35

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

36

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

37

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A (Con’t)

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

38

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Where to Find Additional Information
In addition to this Prospectus, the Fund has an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Shareholder Reports that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Fund, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-548-7786.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.

© 2021 Morgan Stanley.

IFIGIPRO 4/21

MORGAN STANLEY INSTITUTIONAL FUND, INC.
Statement of Additional Information
April 30, 2021
Morgan Stanley Institutional Fund, Inc. (the “Company”) is an open-end management investment company consisting of 31 funds offering a variety of investment alternatives, all of which are included in this Statement of Additional Information (“SAI”) (each a “Fund” and collectively the “Funds”). Some or all of the Funds offer the following shares: Class I, Class A, Class L, Class C, Class IS and Class IR. Following is a list of the 31 Funds included in this SAI:

Share Class and Ticker Symbol
	I	A	L*	C	IS	IR
GLOBAL AND INTERNATIONAL EQUITY FUNDS:
Active International Allocation Portfolio	MSACX	MSIBX	MSLLX	MSAAX	MAIJX	MAIHX
Asia Opportunity Portfolio	MSAQX	MSAUX	—	MSAWX	MSAYX	—
China Equity Portfolio	MAKIX	MAKAX	—	MAKCX	MAKSX	—
Counterpoint Global Portfolio	GLCIX	GLCAX	—	GLCDX	GLCSX	—
Developing Opportunity Portfolio	MDOEX	MDOAX	—	MDOBX	MDODX	—
Emerging Markets Leaders Portfolio	MELIX	MELAX	—	MEMLX	MELSX	MSIWX
Emerging Markets Portfolio	MGEMX	MMKBX	MSELX	MSEPX	MMMPX	MRGEX
Emerging Markets Small Cap Portfolio	MSEMX	MSEOX	—	MSESX	MSETX	—
Frontier Markets Portfolio	MFMIX	MFMPX	MFMLX	MSFEX	MSRFX	—
Global Concentrated Portfolio	MLNIX	MLNAX	—	MLNCX	MLNSX	—
Global Core Portfolio	MLMIX	MLMAX	—	MLMCX	MLMSX	—
Global Endurance Portfolio	MSJIX	MSJAX	—	MSJCX	MSJSX	—
Global Franchise Portfolio	MSFAX	MSFBX	MSFLX	MSGFX	MGISX	—
Global Insight Portfolio	MIGIX	MIGPX	MIGLX	MSPTX	—	—
Global Opportunity Portfolio**	MGGIX	MGGPX	MGGLX	MSOPX	MGTSX	MGORX
Global Permanence Portfolio	MGKIX	MGKAX	—	MGKCX	MGKQX	—
Global Sustain Portfolio	MGQIX	MGQAX	MGQLX	MSGQX	MGQSX	—
International Advantage Portfolio	MFAIX	MFAPX	MSALX	MSIAX	IDVSX	—
International Equity Portfolio	MSIQX	MIQBX	MSQLX	MSECX	MIQPX	—
International Opportunity Portfolio	MIOIX	MIOPX	MIOLX	MSOCX	MNOPX	MRNPX
U.S. EQUITY FUNDS:
Advantage Portfolio	MPAIX	MAPPX	MAPLX	MSPRX	MADSX	—
Permanence Portfolio	MSHMX	MSHNX	—	MSHOX	MSHPX	—
Growth Portfolio	MSEQX	MSEGX	MSHLX	MSGUX	MGRPX	MGHRX
Inception Portfolio***	MSSGX	MSSMX	MSSLX	MSCOX	MFLLX	—
US Core Portfolio	MUOIX	MUOAX	—	MUOCX	MUOSX	—
FIXED INCOME FUND:
Emerging Markets Fixed Income Opportunities Portfolio	MEAIX	MEAPX	MEALX	MSEDX	MRDPX	—
LISTED REAL ASSET FUNDS:
Global Concentrated Real Estate Portfolio	MCQIX	MCQAX	—	MCQCX	MCQJX	—
Global Infrastructure Portfolio	MTIIX	MTIPX	MTILX	MSGTX	MSGPX	MRGOX

Global Real Estate Portfolio	MRLAX	MRLBX	MGRLX	MSRDX	MGREX	MRLEX
Real Assets Portfolio	MRJIX	MRJAX	—	MRJCX	MRJSX	—
U.S. Real Estate Portfolio	MSUSX	MUSDX	MSULX	MSURX	MURSX	MRETX
*	The Company has suspended offering Class L shares of each Fund for sale to all investors. Existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. Class L shares of the Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios are not being offered for sale at this time. You do not currently have the option of purchasing Class L shares.
**	The Company has suspended offering Class I, Class A, Class C, Class IS and Class IR shares of the Fund to new investors, except as follows. The Company will continue to offer Class I, Class A, Class C, Class IS and Class IR shares of the Fund: (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees, (5) to benefit plans sponsored by Morgan Stanley and its affiliates and (6) omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts. The Company will continue to offer Class I, Class A, Class C, Class IS and Class IR shares of the Fund to existing shareholders. The Company may recommence offering shares of the Fund to new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.
***	The Company has suspended offering Class I, Class A, Class C and Class IS shares of the Fund to new investors, except as follows. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Fund: (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees, (5) to benefit plans sponsored by Morgan Stanley and its affiliates and (6) omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts. The Company will continue to offer Class I, Class A, Class C and Class IS shares of the Fund to existing shareholders. The Company may recommence offering shares of the Fund to new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.
This SAI is not a prospectus, but should be read in conjunction with the Funds’ prospectuses, each dated April 30, 2021, as may be supplemented from time to time. To obtain any of these prospectuses, please call the Fund toll-free at 1-800-548-7786.
The Funds’ most recent Annual Reports to Shareholders are separate documents supplied with this SAI and include the Funds’ audited financial statements, including notes thereto, and the reports of the Funds’ independent registered public accounting firm, which are incorporated by reference into this SAI.
Certain Funds are “non-diversified” and, as such, such Funds’ investments are not required to meet certain diversification requirements under federal securities law. Compared with “diversified” funds or portfolios, each such Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund’s assets may be focused in fewer securities than other funds. A decline in the value of those investments could cause the Fund’s overall value to decline to a greater degree. The China Equity, Emerging Markets Fixed Income Opportunities, Emerging Markets Leaders, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Franchise, Global Infrastructure, Global Sustain, US Core and U.S. Real Estate Portfolios are non-diversified portfolios.

INVESTMENT POLICIES AND STRATEGIES
This SAI provides additional information about the investment policies and operations of the Company and its Funds. Morgan Stanley Investment Management Inc. (the “Adviser”) acts as investment adviser to each Fund. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited (“MSIM Limited”) acts as investment sub-adviser to the Emerging Markets Fixed Income Opportunities, Global Franchise, Global Real Estate, Global Sustain, International Equity and Real Assets Portfolios; Morgan Stanley Investment Management Company (“MSIM Company”) acts as investment sub-adviser to the China Equity, Asia Opportunity, Counterpoint Global, Developing Opportunity, Emerging Markets Fixed Income Opportunities, Emerging Markets Leaders, Emerging Markets, Global Opportunity, Global Real Estate, International Advantage and International Opportunity Portfolios (MSIM Limited and MSIM Company are each referred to herein individually as the “Sub-Adviser” and together as the “Sub-Advisers”). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.
The following tables summarize the permissible strategies and investments for each Fund. These tables should be used in conjunction with the investment summaries for each Fund contained in the Prospectus in order to provide a more complete description of such Fund’s investment policies. More details about each investment and related risks are provided in the discussion following the tables.

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Active International Allocation	Asia Opportunity	China Equity	Developing Opportunity	Emerging Markets	Emerging Markets Leaders	Emerging Markets Small Cap	Frontier Markets	Global Insight	Global Concentrated
Equity Securities:
Common Stocks	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X
Rights	X	X	X	X	X	X	X	X	X	X
Warrants	X	X	X	X	X	X	X	X	X	X
IPOs	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X	X	X	X	X	X
Investment Company Securities	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X
Real Estate Investing	X	X	X	X	X	X	X	X	X	X
—REITs	X	X	X	X	X	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X	X	X	X	X	X
Special Purpose Acquisition Companies		X		X					X
Fixed-Income Securities:

1

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Active International Allocation	Asia Opportunity	China Equity	Developing Opportunity	Emerging Markets	Emerging Markets Leaders	Emerging Markets Small Cap	Frontier Markets	Global Insight	Global Concentrated
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X
High Yield Securities		X	X		X	X	X	X
U.S. Government Securities	X	X	X	X	X	X	X	X	X	X
Agencies	X	X	X	X	X	X	X	X	X	X
Corporates	X	X	X	X	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X	X	X	X	X
Cash Equivalents	X	X	X	X	X	X	X	X	X	X
Chinese Fixed-Income Investments			X
Mortgage-Related Securities		X		X				X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Municipals								X
Asset-Backed Securities								X
Loan-Related Investments			X		X	X	X	X
Temporary Investments	X	X	X	X	X	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X	X	X	X	X	X	X	X
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	X	X	X	X	X	X	X	X	X	X
Foreign Investment:
Foreign Equity Securities	X	X	X	X	X	X	X	X	X	X
Foreign Government Fixed-Income Securities	X	X		X	X	X	X	X	X	X
Foreign Corporate Fixed-Income Securities	X	X		X	X	X	X	X	X	X

2

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Active International Allocation	Asia Opportunity	China Equity	Developing Opportunity	Emerging Markets	Emerging Markets Leaders	Emerging Markets Small Cap	Frontier Markets	Global Insight	Global Concentrated
Emerging Market Securities	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X
Brady Bonds	X	X	X	X	X	X	X	X	X	X
Investment Funds	X	X	X	X	X	X	X	X	X	X
Exchange-Listed Equities via Stock Connect Program	X	X	X	X	X	X	X		X
Investments in Saudi Arabia and the QFI Regime	X				X	X	X	X
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X	X	X	X	X	X	X	X	X	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X
Borrowing for Investment Purposes
Temporary Borrowing	X	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements							X	X
Short Sales
Bitcoin Exposure		X		X					X
Derivatives:
Currency Forwards	X	X	X	X	X	X	X	X	X	X
Futures Contracts	X	X	X	X	X	X	X	X	X	X
Options	X	X	X	X		X			X	X
Swaps	X	X	X	X	X	X	X	X	X	X

3

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Active International Allocation	Asia Opportunity	China Equity	Developing Opportunity	Emerging Markets	Emerging Markets Leaders	Emerging Markets Small Cap	Frontier Markets	Global Insight	Global Concentrated
Contracts for Difference	X	X	X	X	X	X	X	X	X	X
Structured Investments		X	X	X	X	X	X	X	X	X
Combined Transactions	X	X	X	X	X	X	X	X	X	X
Commodity-Linked Investments								X
4

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Global Core	Counterpoint Global	Global Endurance	Global Franchise	Global Opportunity	Global Permanence	Global Sustain	International Advantage	International Equity	International Opportunity
Equity Securities:
Common Stocks	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X
Rights	X	X	X	X	X	X	X	X	X	X
Warrants	X	X	X	X	X	X	X	X	X	X
IPOs	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X	X	X	X	X	X
Investment Company Securities	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X
Real Estate Investing	X	X	X	X	X	X	X	X	X	X
—REITs	X	X	X	X	X	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X	X	X	X	X	X
Special Purpose Acquisition Companies		X	X		X	X				X
Fixed-Income Securities:
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X
High Yield Securities		X
U.S. Government Securities	X	X	X	*	X	X	X	X	*	X
Agencies	X	X	X	*	X	X	X	X	*	X
Corporates	X	X	X	*	X	X	X	X	*	X
Money Market Instruments	X	X	X	X	X	X	X	X	X	X
Cash Equivalents	X	X	X	X	X	X	X	X	X	X
Chinese Fixed-Income Investments
Mortgage-Related Securities	X	X	X		X	X		X		X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Municipals
Asset-Backed Securities
Loan-Related Investments
Temporary Investments	X	X	X	X	X	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X		X	X		X	X	X
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	X	X	X	X	X	X	X	X	X	X
Foreign Investment:
Foreign Equity Securities	X	X	X	X	X	X	X	X	X	X

5

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Global Core	Counterpoint Global	Global Endurance	Global Franchise	Global Opportunity	Global Permanence	Global Sustain	International Advantage	International Equity	International Opportunity
Foreign Government Fixed-Income Securities	X	X	X		X	X		X	X	X
Foreign Corporate Fixed-Income Securities	X	X	X		X	X		X	X	X
Emerging Market Securities	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X
Brady Bonds	X	X	X		X	X			X	X
Investment Funds	X	X	X	X	X	X	X	X	X	X
Exchange-Listed Equities via Stock Connect Program		X	X	X	X	X	X	X	X	X
Investments in Saudi Arabia and the QFI Regime
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X	X	X	X	X	X	X	X	X	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X
Borrowing for Investment Purposes
Temporary Borrowing	X	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements
Short Sales
Bitcoin Exposure		X			X	X		X		X
Derivatives:
Currency Forwards	X	X	X	X	X	X	X	X	X	X
Futures Contracts	X	X	X		X	X	X	X	X	X
Options	X	X	X		X	X	X	X	X	X
Swaps	X	X	X		X	X	X	X	X	X
Contracts for Difference	X	X	X		X	X	X	X	X	X
Structured Investments	X	X	X		X	X		X		X
Combined Transactions	X	X	X		X	X	X	X	X	X
Commodity-Linked Investments
*	This Fund may invest in certain U.S. Government Securities, Agencies and Corporates as described under Money Market Instruments and Temporary Investments.

6

U.S. EQUITY FUNDS
	Advantage	Growth	Inception	US Core	Permanence
Equity Securities:
Common Stocks	X	X	X	X	X
Depositary Receipts	X	X	X	X	X
Preferred Stocks	X	X	X	X	X
Rights	X	X	X	X	X
Warrants	X	X	X	X	X
IPOs	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X
Investment Company Securities	X	X	X	X	X
Exchange-Traded Funds	X	X	X	X	X
Real Estate Investing	X	X	X	X	X
—REITs	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X
Special Purpose Acquisition Companies	X	X	X		X
Fixed-Income Securities:
Investment Grade Securities	X	X	X	X	X
High Yield Securities
U.S. Government Securities	X	X	X	X	X
Agencies	X	X	X	X	X
Corporates	X	X	X	X	X
Money Market Instruments	X	X	X	X	X
Cash Equivalents	X	X	X	X	X
Chinese Fixed-Income Investments
Mortgage-Related Securities	X				X
Repurchase Agreements	X	X	X	X	X
Municipals
Asset-Backed Securities
Loan-Related Investments
Temporary Investments	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X	X	X
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	X				X
Foreign Investment:
Foreign Equity Securities	X	X	X	X	X
Foreign Government Fixed-Income Securities	X				X
Foreign Corporate Fixed-Income Securities	X				X
Emerging Market Securities	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X
Brady Bonds	X				X
Investment Funds	X	X	X	X	X
Exchange-Listed Equities via Stock Connect Program	X				X
Investments in Saudi Arabia and the QFI Regime

7

U.S. EQUITY FUNDS
	Advantage	Growth	Inception	US Core	Permanence
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X	X	X	X	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X
Borrowing for Investment Purposes
Temporary Borrowing	X	X	X	X	X
Reverse Repurchase Agreements		X		X
Short Sales
Bitcoin Exposure	X	X	X		X
Derivatives:
Currency Forwards	X	X	X	X	X
Futures Contracts	X	X	X	X	X
Options	X	X	X	X	X
Swaps	X	X	X	X	X
Contracts for Difference	X	X	X	X	X
Structured Investments	X	X	X	X	X
Combined Transactions	X	X	X	X	X
Commodity-Linked Investments

8

FIXED INCOME FUND
Emerging Markets Fixed Income Opportunities
Equity Securities:
Common Stocks	X
Depositary Receipts	X
Preferred Stocks	X
Rights	X
Warrants	X
IPOs	X
Convertible Securities	X
Limited Partnership and Limited Liability Company Interests
Investment Company Securities	X
Exchange-Traded Funds	X
Real Estate Investing
—REITs
—Foreign Real Estate Companies	X
—Specialized Ownership Vehicles
Special Purpose Acquisition Companies
Fixed-Income Securities:
Investment Grade Securities	X
High Yield Securities	X
U.S. Government Securities	X
Agencies	X
Corporates	X
Money Market Instruments	X
Cash Equivalents	X
Chinese Fixed-Income Investments	X
Mortgage-Related Securities	X
Repurchase Agreements	X
Municipals	X
Asset-Backed Securities	X
Loan-Related Investments	X
Temporary Investments	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X
Floaters	X
Inverse Floaters	X
Eurodollar and Yankee Dollar Obligations	X
Foreign Investment:
Foreign Equity Securities	X
Foreign Government Fixed-Income Securities	X
Foreign Corporate Fixed-Income Securities	X
Emerging Market Securities	X
Foreign Currency Transactions	X
Brady Bonds	X
Investment Funds	X
Exchange-Listed Equities via Stock Connect Program
Investments in Saudi Arabia and the QFI Regime
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X

9

FIXED INCOME FUND
Emerging Markets Fixed Income Opportunities
Borrowing for Investment Purposes	X
Temporary Borrowing	X
Reverse Repurchase Agreements	X
Short Sales	X
Bitcoin Exposure
Derivatives:
Currency Forwards	X
Futures Contracts	X
Options	X
Swaps	X
Contracts for Difference	X
Structured Investments	X
Combined Transactions	X
Commodity-Linked Investments

10

LISTED REAL ASSET FUNDS
	Global Concentrated Real Estate	Global Infrastructure	Global Real Estate	Real Assets	U.S. Real Estate
Equity Securities:
Common Stocks	X	X	X	X	X
Depositary Receipts	X	X	X	X	X
Preferred Stocks	X	X	X	X	X
Rights	X	X	X	X	X
Warrants	X	X	X	X	X
IPOs	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X
Investment Company Securities	X	X	X	X	X
Exchange-Traded Funds	X	X	X	X	X
Real Estate Investing	X	X	X	X	X
—REITs	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X
Special Purpose Acquisition Companies
Fixed-Income Securities:
Investment Grade Securities	X	X	X	X	X
High Yield Securities		X		X
U.S. Government Securities	X	X	X	X	X
Agencies	X	X	X	X	X
Corporates	X	X	X	X	X
Money Market Instruments	X	X	X	X	X
Cash Equivalents	X	X	X	X	X
Chinese Fixed-Income Investments
Mortgage-Related Securities		X		X
Repurchase Agreements	X	X	X	X	X
Municipals		X		X
Asset-Backed Securities		X		X
Loan-Related Investments		X		X
Temporary Investments	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X	X	X
Floaters				X
Inverse Floaters				X
Eurodollar and Yankee Dollar Obligations	X	X	X	X
Foreign Investment:
Foreign Equity Securities	X	X	X	X	X
Foreign Government Fixed-Income Securities		X		X
Foreign Corporate Fixed-Income Securities	X	X	X	X	X
Emerging Market Securities	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X
Brady Bonds	X	X	X	X
Investment Funds	X	X	X	X	X
Exchange-Listed Equities via Stock Connect Program

11

LISTED REAL ASSET FUNDS
	Global Concentrated Real Estate	Global Infrastructure	Global Real Estate	Real Assets	U.S. Real Estate
Investments in Saudi Arabia and the QFI Regime
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X	X	X	X	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X
Borrowing for Investment Purposes				X
Temporary Borrowing	X	X	X	X	X
Reverse Repurchase Agreements				X
Short Sales				X
Bitcoin Exposure
Derivatives:
Currency Forwards	X	X	X	X
Futures Contracts	X			X
Options				X
Swaps				X
Contracts for Difference				X
Structured Investments				X
Combined Transactions	X			X
Commodity-Linked Investments				X

12

Morgan Stanley Investment Management Inc. is the adviser (the “Adviser” or “MSIM”) to each Fund.
Equity Securities. Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities.
Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.
Depositary Receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution and evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.
Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Preferred stocks have many of the characteristics of both equity securities and fixed-income securities.
Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer’s common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.
Sector Risk. Each Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on a Fund’s performance than if the Fund held a broader range of investments.
Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.
IPOs. Certain Funds may purchase equity securities issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those securities shortly after their acquisition. A Fund’s purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to

13

common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.
Limited Partnership and Limited Liability Company Interests. A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. A Fund may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.
Certain Funds may invest in master limited partnerships (“MLPs”), which are generally organized under state law as limited partnerships or limited liability companies and generally treated as partnerships for U.S. federal income tax purposes. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the entity must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.
Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds (“(“ETFs”)”). A Fund may, to the extent noted in the Fund’s non-fundamental limitations, invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. The SEC has adopted changes to the regulatory framework governing investments by investment companies in other investment companies, which may adversely affect a Fund’s ability to invest in one or more investment companies in excess of applicable statutory limits.
Money Market Funds. To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests, which may result in the Fund bearing some additional expenses. The rules governing money market funds: (1) permit (and, under certain circumstances, require) certain money market funds to impose a “liquidity fee” (up to 2%), or a “redemption gate” that temporarily restricts redemptions from a money market fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional money market funds” to operate with a floating NAV per share rounded to a minimum of the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). These may affect the investment strategies, performance and operating expenses of money market funds. “Government money market funds,” as defined under Rule 2a-7 of the 1940 Act, are exempt from these requirements, though such funds may choose to opt-in to the implementation of liquidity fees and redemption gates.
Exchange-Traded Funds. Certain Funds may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point

14

is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Funds. Therefore, as a shareholder in an ETF (as with other investment companies), a Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which a Fund may invest are leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.
Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.
Real Estate Investment Trusts and Foreign Real Estate Companies. Certain Funds may invest in real estate investment trusts (“REITs”) and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Fund. REITs are generally not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.
Specialized Ownership Vehicles. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Funds may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.
Fixed-Income Securities. Fixed-income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed-income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.
Fixed-income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed-income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

15

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed-income security. Generally, the values of fixed-income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed-income securities generally rise and during periods of rising interest rates, the values of most fixed-income securities generally decline. The Funds may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Certain Funds are not limited as to the maturities (when a debt security provides its final payment) or duration (measure of interest rate sensitivity) of the securities in which it may invest. While fixed-income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed-income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed-income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed-income security. In almost all cases, the duration of a fixed-income security is shorter than its term to maturity.
Credit risk represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed-income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed-income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed-income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed-income securities with low degrees of credit risk.
Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed-income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Fund may be forced to reinvest in lower yielding fixed-income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.
Spread risk is the potential for the value of a Fund’s assets to fall due to the widening of spreads. Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.
While assets in fixed-income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed-income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty.
Economic, political and other events also may affect the prices of broad fixed-income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.
Certain of the Funds’ investments are subject to inflation risk, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.
Investment Grade Securities. Investment grade securities are fixed-income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”) or Fitch Ratings (“Fitch”) or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc. (“Moody’s”)) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between sound obligations and those in which speculative elements predominate. A

16

Fund is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Ratings assigned to fixed-income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed-income security. Moreover, market risk also will affect the prices of even the highest rated fixed-income securities so that their prices may rise or fall even if the issuer’s capacity to repay its obligations remains unchanged.
High Yield Securities. High yield securities are generally considered to include fixed-income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed-income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that a Fund holds may be downgraded to below investment grade by the rating agencies. If a Fund holds a security that is downgraded, the Fund may choose to retain the security.
While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.
High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.
The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.
U.S. Government Securities. U.S. government securities refer to a variety of fixed-income securities issued or guaranteed by the U.S. Government and its various instrumentalities and agencies. The U.S. government securities that certain Funds may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Funds may purchase securities issued by agencies and instrumentalities of the U.S. Government that are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. Certain Funds may also purchase securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. Further, certain Funds may purchase securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.
Agencies. Agencies refer to fixed-income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies that are backed by the full faith and credit of the United States include the

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Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks, Fannie Mae and Freddie Mac, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and the Tennessee Valley Authority (“TVA”).
In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities (“MBS”) issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.
Corporates. Corporates are fixed-income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due to the holder.
Money Market Instruments. Money market instruments are high quality short-term fixed-income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.
Cash Equivalents. Cash equivalents are short-term fixed-income securities comprising:

■	Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

■	Obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI;

■	Any security issued by a commercial bank if (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Fund may purchase;

■	Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) in one of their two highest categories (e.g., A-l or A-2 by S&P, Prime 1 or Prime 2 by Moody’s or F1 or F2 by Fitch) or, if unrated, determined to be of comparable quality by the Adviser;

■	Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

■	U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

■	Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

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■	Repurchase agreements collateralized by the securities listed above.

Chinese Fixed-Income Investments. A Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect”), which allows non-Chinese-domiciled investors (such as a Fund) to purchase certain fixed-income investments available in China’s interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and information technology systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of a Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund’s performance.
Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as a Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China’s two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, a Fund’s ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. A Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and a Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact a Fund’s ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (“RMB”), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Under the prevailing applicable Bond Connect regulations, a Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agents.
Commercial Paper. Commercial paper refers to short-term fixed-income securities with maturities ranging from 1 to 397 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured. Virtually all commercial paper is rated by Moody’s, Fitch or S&P.
Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is A-1, A-2 or A-3.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
With respect to Fitch, a short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant

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obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. An F1 rating indicates the strongest intrinsic capacity for timely payment of financial commitments whereas an F2 rating indicates good intrinsic capacity for timely payment of financial commitments.
Mortgage-Related Securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities include collateralized mortgage obligations and MBS issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.
Mortgage-Backed Securities. With MBS, many mortgagees’ obligations to make monthly payments to their lending institution are pooled together and the risk of the mortgagees’ payment obligations is passed through to investors. The pools are assembled by various governmental, government-related and private organizations. A Fund may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Fund will purchase only MBS that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.
MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are. Freddie Mac securities are supported by Freddie Mac’s right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.
There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a to-be-announced (“TBA”) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. Investments in TBAs may give rise to a form of leverage and may cause a Fund’s portfolio turnover rate to appear higher. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged.
Like fixed-income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBS held by a Fund may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Fund may invest, without limit, in MBS issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. A Fund will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody’s, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.
Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the National Housing Act of 1934, as amended (the “Housing Act”), or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Department of Veteran Affairs under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

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Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and MBS issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The Housing Act authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.
Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units.
Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass-through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways, including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs

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may also not be as liquid as other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
CMOs may include real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property.
A Fund may invest in, among others, parallel pay CMOs and planned amortization class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.
Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). An SMBS is a derivative multi-class mortgage-backed security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of mortgage-backed securities. To the extent a Fund invests in IOs and POs, it may increase the risk of fluctuations in the NAV of a Fund.
Credit Enhancement. Mortgage-related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as “third-party credit support”), through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on

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the underlying assets being borne first by the holders of the most subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.
CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).
Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.
In these transactions, a Fund receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Custodian or an approved third-party for the benefit of the Fund until repurchased. Repurchase agreements permit a Fund to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, a Fund’s realization upon the collateral may be delayed.
While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements involving obligations other than U.S. government securities may be subject to special risks. Repurchase agreements secured by obligations that are not eligible for direct investment under a Fund’s investment objectives and restrictions may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent.
A Fund may enter into repurchase agreements on a forward commitment basis. To the extent a Fund does so and the counterparty to the trade fails to effectuate the trade at the scheduled time, a Fund may be forced to deploy its capital in a repurchase agreement with a less favorable rate of return than it otherwise may have achieved or may be unable to enter into a repurchase agreement at all at the desired time.
Municipals. Municipal securities are fixed-income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and

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water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.
The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.
Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.
Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which a Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.
Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. In addition, municipal bonds may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.
Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Funds will meet the quality criteria set out in the applicable Prospectus for the Fund.
The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Funds.
Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means a Fund has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.
From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.
Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.
The Funds may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

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Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.
The Funds may hold municipal private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and generally have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. No more than 15% of a Fund’s net assets may be comprised of illiquid investments that are assets, including unmarketable private placements, measured at the time of purchase.
Lease Obligations. Included within the revenue bonds category in which a Fund may invest are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.
In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each lease obligation purchased by the Funds. If a lease obligation is determined to be “liquid,” the security will not be included within the category “illiquid securities.”
Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
Loan-Related Investments. Loan-related investments may include, without limitation, bank loans, direct lending and loan participations and assignments. In addition to risks generally associated with debt investments, loan-related investments are subject to other risks. Loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part on, analyses performed by others.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. In addition, a Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of a Fund’s limitations on illiquid investments.

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Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. The collateral securing a loan may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of loans including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance.
Direct Lending. When a Fund acts as a direct lender, it may participate in structuring the loan. Under these circumstances, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan. Certain decisions, such as reducing the amount of interest on or principal of a loan, releasing collateral, changing the maturity of a loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.
Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. These loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties (“Lenders”) and may be fixed-rate or floating rate. These loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.
A Fund’s investments in loans may be in the form of a participation in loans (“Participations”) and assignments of all or a portion of loans (“Assignments”) from third parties. In the case of a Participation, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Adviser to be creditworthy.
When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund’s securities and calculating its NAV.
Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations and Assignments present additional risk of default or loss.
Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Fund becomes a member of a syndicate of lenders. Investments in bank loans entail those risks described above, such as liquidity risk and risk of default.
Some of the loans in which a Fund may invest or obtain exposure to may be “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans or securities, which have varied terms and conditions, may contain fewer

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or no restrictive covenants compared to other loans that might enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund.
Temporary Defensive Investments. When the Adviser believes that changes in market, economic, political or other conditions make it advisable, a Fund may invest up to 100% of its assets in cash, cash equivalents and other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s investment strategies. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies and instrumentalities; money market instruments; and instruments issued by international development agencies.
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed-income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or “phantom income” during the life of the obligation. The Fund may have to distribute such phantom income to avoid taxes at the Fund level, although it has not received any cash payment.
Zero Coupons. Zero coupons are fixed-income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Fund intends to pass along such interest as a component of the Fund’s distributions of net investment income.
Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.
Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.
Floaters. Floaters are fixed-income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”
Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease in value substantially because of changes in the rate of prepayments.
Inverse floating rate investments tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.
Eurodollar and Yankee Dollar Obligations. Certain Funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar and Yankee dollar obligations are fixed-income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros. Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee dollar obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued

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outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Funds may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.
Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Foreign Securities. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less stringent investor protections and disclosure standards, less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.
Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, its portfolio may be harder to value.
Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals, may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the U.S., or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.
Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Funds may be able to pass through to their shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

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The Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.
Foreign securities may include, without limitation, foreign equity securities, which are equity securities of a non-U.S. issuer, foreign government fixed-income securities, which are fixed-income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States, and foreign corporate fixed-income securities, which are fixed-income securities issued by a private issuer in a country other than the United States.
Investments in foreign companies and countries are subject to economic sanction and trade laws in the United States and other jurisdictions. These laws and related governmental actions may, from time to time, prohibit a Fund from investing in certain countries and in certain companies. Investments in certain countries and companies may be, and have in the past been, restricted as a result of the imposition of economic sanctions. In addition, economic sanction laws in the United States and other jurisdictions may prohibit a Fund from transacting with a particular country or countries, organizations, companies, entities and/or individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
In addition, such economic sanctions or other government restrictions may negatively impact the value or liquidity of a Fund’s investments, and could impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategy because the Fund may, for example, be prohibited from investing in securities issued by companies subject to such restrictions and the Fund could be required to freeze or divest its existing investments that the Adviser would otherwise consider to be attractive.
The risks posed by economic sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.
Referendum on the UK’s EU Membership. In an advisory referendum held in June 2016, the United Kingdom (“UK”) electorate voted to leave the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework.
The impact on the UK and the EU and the broader global economy is still unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the UK and the EU as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The impact of Brexit, and its ultimate implementation, on the economic, political and regulatory environment of the UK and the EU could have global ramifications.
The Funds may make investments in the UK, other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Adverse legal, regulatory or economic conditions affecting the economies of the countries in which the Funds conduct their business (including making investments) and any corresponding deterioration in global macro-economic conditions could have a material adverse effect on a Fund’s investment returns. Potential consequences to which the Funds may be exposed, directly or indirectly, as a result of the UK referendum vote include, but are not limited to, market dislocations, economic and financial instability in the UK and in other EU members, increased volatility and reduced liquidity in financial markets, reduced availability of capital, an adverse effect on investor and market sentiment, Sterling and Euro destabilization, reduced deal flow in a Fund’s target markets, increased counterparty risk and regulatory, legal and compliance uncertainties. Any of the foregoing or similar risks could have a material adverse effect on the operations, financial condition or investment returns of a Fund and/or the Adviser in general. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of a Fund) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Many of the foregoing risks are outside of the control of a Fund and the Adviser. These risks may affect a Fund, the Adviser and other service providers given economic, political and regulatory uncertainty created by Brexit.

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Emerging Market Securities. Certain Funds may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets in an emerging market or developing country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country to be considered an emerging market security when held in one Fund, but not considered an emerging market security when held in another Fund if it has one or more of these characteristics in connection with a developed country.
Emerging market describes any country that is generally considered to be an emerging or developing country by major organizations in the international financial community or by a Fund’s benchmark index.
The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that a Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.
A Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).
Foreign Currency Transactions. The U.S. dollar value of the assets of the Funds, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the then-prevailing spot rate in the foreign currency exchange market. The Funds also may manage their foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under “Derivatives.”
Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

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Foreign Currency Warrants. The Funds may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal of which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).
Brady Bonds. Brady Bonds are fixed-income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. A Fund will invest in Brady Bonds only if they are consistent with the Fund’s quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed-rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.
Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the

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Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.
Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Fund may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws. The Funds will invest in such investment funds only where appropriate given that the Fund’s shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Fund.
Exchange-Listed Equities via Stock Connect Program. The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”) allow non-Chinese investors (such as a Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when a Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai and Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as a Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and developed, a Fund’s ability to enforce its ownership rights may be negatively impacted. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. A Fund will not be able to attend shareholders’ meetings. Stock Connect trades are settled in RMB, the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While a Fund may use special segregated accounts in lieu of the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law may require aggregation of a Fund’s holdings of Stock Connect securities with securities of other clients of the Adviser for purposes of disclosing positions held in the market, acquiescing to trading halts that may be imposed until regulatory filings are completed or complying with China’s short-term trading rules.
Risks Related to Investments in Saudi Arabia and the QFI Regime. To the extent a Fund invests in securities issued by Saudi Arabian issuers, a Fund may be subject to the risk of investing in those issuers. Saudi Arabian issuers may be impacted by the Saudi Arabian economy, which is significantly tied to petroleum exports. As a result, a reduction in petroleum exports with key partners or in petroleum prices could have an overall impact on the Saudi Arabian economy. The Saudi Arabian economy also relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Although liberalization in the wider Saudi Arabian economy is underway, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Currently, the political situation in Saudi Arabia is largely stable; however, there

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remains the possibility that the stability will not hold in the future or that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by, among other things: military developments; government interventions in the marketplace; terrorism; extremist attitudes; attempted social or political reforms; religious differences; and other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence the government of Saudi Arabia’s policies regarding foreign investment. In addition, certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer that operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks. A Fund is also subject to the risk of expropriation or nationalization of assets and property or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors, including a Fund, to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. The Fund may be unable to obtain or maintain the required licenses, which would affect a Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact a Fund.
The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets, which may adversely affect the pricing of these securities and the Fund’s ability to sell these securities in the future. Current regulations in the Saudi Arabian securities markets may require a Fund to execute trades of securities through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.
A Fund’s ability to invest in Saudi Arabian securities depends on the ability of the Adviser and/or a Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, a Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). Even if a Fund obtains QFI or QFI Client status, a Fund may not have an exclusive investment quota and will be subject to foreign investment limitations and other regulations imposed by the CMA on QFIs and QFI Clients (individually and in the aggregate), as well as local market participants. QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of the Adviser or a Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect a Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or a custodian. Under the Independent Custody Model (“ICM”), securities are under the control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the ICM approach, a Fund relies on a broker standing instruction letter to authorize the Fund’s subcustodian to move securities to a trading account for settlement based on the details supplied by the broker. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by the short trading hours in Saudi Arabia, a manual pre-matching process conducted by the custodian, which validates the Fund’s settlement instructions with the local broker contract note, and the transaction report from the depository. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name and the assets are likely to be separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the Fund’s assets that are held in the broker account and legal proceedings may need to be initiated in order to do so.
Loans of Portfolio Securities. Each Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund employs an agent to implement the securities lending program and the agent receives a fee from the Funds for its services. A Fund will not lend more than 33⅓% of the value of its total assets.
Each Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks-to-market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may

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pass with the loaned securities, but a Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.
Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Company’s Board of Directors. Each Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.
Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Funds may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Funds to arrive at a fair value for certain securities at certain times and could make it difficult for the Funds to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Fund may be required to bear the expenses of registration.
The Funds may purchase equity securities, in a private placement, that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Funds cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Funds may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.
At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. Each Fund will also earmark or segregate cash or liquid assets or establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.
Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Funds authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Fund’s NAV and net yield. Each Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
Temporary Borrowing. Each Fund is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Fixed Income Opportunities Portfolio may borrow in accordance with

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fundamental investment limitation number (5) below. For example, the Funds may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Fund to liquidate portfolio holdings. Each Fund (other than the Emerging Markets Fixed Income Opportunities Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.
The Board of Directors of the Company has approved procedures whereby the Funds together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Fund would be liable only for its own temporary borrowings under the joint line of credit arrangements.
Reverse Repurchase Agreements. Under a reverse repurchase agreement, a Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. A Fund will earmark or segregate cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Please see “Derivatives Agreements -- Regulatory Matters”, above. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, the use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.
Short Sales. A short sale is a transaction in which a Fund sells securities that it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, a Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, a Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When a Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a Fund will earmark or segregate cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Fund also can cover its obligations by owning another security (such as a call option) at a price no higher than the price at which the securities were sold short, giving it the right to obtain the same kind and amount of the security it sold short. Short sales by a Fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, a Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. Please see “Derivatives Agreements -- Regulatory Matters”, above.
Derivatives. Certain Funds may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Fund is a function of numerous variables, including market conditions. A Fund complies with applicable regulatory requirements when using derivatives, including the earmarking or segregating of cash or liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further a Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.
General Risks of Derivatives. Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments that a Fund may use and the risks of those instruments are described in further detail below. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Fund’s investment objective and policies. Such newly

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developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.
The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

■	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. A Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Fund.

■	Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

■	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

■	Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

■	While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit a Fund’s opportunity for gains or result in losses by offsetting or limiting a Fund’s ability to participate in favorable price movements in portfolio investments.

■	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

■	The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

■	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

■	While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by a Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions.

■	A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

■	As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

■	Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

■	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives

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transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

■	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to underlying foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to a Fund’s potential economic exposure under the transaction. A Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to a Fund for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or a Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e., a Fund’s daily net liability) under the derivative, if any, rather than the derivative’s full notional amount or the market value of the instrument underlying the derivative, as applicable. By earmarking or segregating cash or assets equal to only its net obligations under cash-settled derivatives, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate cash or assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Funds’ asset segregation and cover practices discussed herein. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. The final rule requires Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
A Fund’s use of derivatives may also be limited by the requirements of the Code for qualification as a regulated investment company (“RIC”) for U.S. federal income tax purposes.
The Adviser, with respect to each Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to each Fund’s operations. In addition, the Adviser will operate each Subsidiary (as defined below) in reliance on an exemption from registration as a CPO under CFTC Regulation 4.13(a)(3). Therefore, neither the Funds nor the Adviser (with respect to the Funds and each Subsidiary) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.
With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the

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amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.
Regulations recently adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, a Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.
Currency Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. A Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for a Fund than if it had not entered into foreign currency forward exchange contracts. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which a Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
A Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund’s portfolio securities.
When required by law, a Fund will earmark or segregate cash or U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Fund’s total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above or will hold offsetting positions or enter into offsetting transactions. If the value of the securities so earmarked or segregated declines, additional cash or securities will be earmarked or segregated on a daily basis so that the value of such securities will equal the amount of a Fund’s commitments with respect to such contracts.
A Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a RIC.
Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). While the value of a futures contract

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tends to increase and decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.
Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.
The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.
In addition, a Fund may be required to earmark or segregate cash or liquid assets or maintain earmarked or segregated cash or liquid assets in order to cover futures transactions. A Fund will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Fund and the aggregate value of the initial and variation margin payments made by a Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See “Regulatory Matters.”
Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity, security, index, currency or instrument underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.

■	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. A Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Fund could lose margin payments deposited with an FCM if the FCM breaches its agreement with a Fund, becomes insolvent or declares bankruptcy.

■	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s potential losses.

■	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying instrument at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.
Exchange-traded options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral

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agreements between a Fund and its counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.
Writing Options. Certain Funds may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Fund is not required to deliver the underlying security and retains the premium received.
Certain Funds may only write call options that are “covered.” A call option on a security is covered if (a) a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by a Fund; or (b) a Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.
Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.
Certain Funds may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.
A Fund may only write put options that are “covered.” A put option on a security is covered if (a) a Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) a Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.
Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.
A Fund may close out an options position that it has written through a closing purchase transaction. A Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security that has the same exercise price and expiration date as the call option written by a Fund. A Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Fund. A closing purchase transaction may or may not result in a profit to a Fund. A Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security that have the same exercise price and expiration date as the option written by a Fund. There is no assurance that such a market will exist with respect to any particular option.
The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell.
Purchasing Options. Certain Funds may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to a Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to a Fund, minus the premium paid. A Fund may buy call and put options whether or not it holds the underlying securities.
As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include

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supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Fund may be unable to enter into closing sale transactions with respect to OTC options.
Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.
Index options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. A Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.
Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets.
Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.
Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Fund’s futures position.
Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires

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an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The exercise of options written or purchased by a Fund could cause a Fund to sell portfolio securities, thus increasing a Fund’s portfolio turnover.

■	A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

■	A Fund’s options transactions may be subject to limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

■	The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

■	Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

■	A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Fund in connection with options transactions.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.
Swap agreements allow for a wide variety of transactions. For example, fixed-rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund’s investment objective and policies, a Fund is not limited to any particular form or variety of swap contract. A Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Funds may also enter into related derivative instruments including caps, floors and collars.
A Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If a Fund enters into a swap agreement on other than a net basis, a Fund will earmark or segregate cash or liquid assets with a value equal to the full notional amount of a Fund’s accrued obligations under the agreement.
The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange-trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). An SEF is an electronic trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may cause a Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.
The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Fund is contractually obligated to make.
Certain Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If a Fund sells caps, floors and collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of a Fund’s net obligations with respect to the caps, floors or collars.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may

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effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Total return swaps are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated by a Fund in its books and records. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be designated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap.
Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.
Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.
Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in a credit default swap. Where a Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. A Fund will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by a Fund. The use of credit default swaps could result in losses to a Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.
Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

■	OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

■	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

■	The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation,

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could result in higher Fund costs and expenses and could adversely affect a Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Contracts for Difference. Certain Funds may purchase contracts for difference (“CFDs”). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a Fund’s shares, may be reduced. A Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.
Structured Investments. Certain Funds may invest in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates, referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.
The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.
A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment’s design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.
Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments that are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.
Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.
Commodity-Linked Investments. The Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, which are designed to

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provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or certain other tangible items, as compared to stocks or bonds, which are intangible financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt or equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Funds’ investments may underperform an investment in traditional securities. Over the long term, the returns on the Funds’ investments are expected to exhibit low or negative correlation with stocks and bonds.
Special Purpose Acquisition Companies. A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional initial public offering (“IPO”). SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Some SPACs pursue acquisitions only within certain industries or regions, which may increase the time horizon for an acquisition as well as other risks associated with these investments, including price volatility. In addition, certain securities issued by a SPAC, particularly in private placements conducted by the SPAC after its IPO, may be classified as illiquid and/or be subject to restrictions on resale, which restrictions may be imposed for at least a year or possibly a more extended time, and may potentially be traded only in the over-the-counter market.
Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. If an acquisition or merger that meets the requirements of the SPAC is not completed within a pre-established period of time (typically, two years), the funds invested in the SPAC plus any interest paid on such funds while held in trust (less any permitted expenses and any losses experienced by the SPAC) are returned to its shareholders. As a result, a Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns. Any warrants or other rights with respect to a SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC.
In connection with a proposed acquisition, a SPAC may raise additional funds in order to fund the acquisition, post-acquisition working capital, redemptions or some combination of those purposes. This additional fundraising may be in the form of a private placement of a class of equity securities or debt. The debt could be secured by the assets of the SPAC or the operating company existing after the acquisition or it could be unsecured. The debt may also be investment grade debt or below investment grade debt.
A Fund may invest in stock, warrants, rights and other securities of SPACs or similar special purpose entities in a private placement transaction or as part of a public offering. If the Fund purchases securities in the SPAC’s IPO, typically it will receive publicly-traded securities called “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which each security typically is freely tradeable. An investment in the IPO securities of a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC. If the Fund invests in equity securities issued in a private placement after the IPO, those shares will not be publicly tradable unless and until there is a registration statement filed by the SPAC and approved by the SEC or if an exemption from registration is available, which exemptions typically become available at least a year after the date of the business combination. Equity investments in the SPAC made in connection with a proposed business combination will be diluted by the acquisition itself and further fundraising by the ongoing operating business.
If there is no market for the shares of the SPAC or only a thinly traded market for shares or interests in the SPAC develops, a Fund may not be able to sell its interest in a SPAC or it may only sell its interest at a price below what the Fund believes is the SPAC interest’s value. If not subject to a restriction on resale, a Fund may sell its investments in a SPAC at any time, including before, at or after the time of an acquisition or merger. Generally, SPACs provide the opportunity for common shareholders who hold publicly traded shares to have some or all of their shares redeemed by the SPAC at or around the time of a proposed acquisition or merger.

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However, there is often a limit to the number of shares that can be redeemed in connection with a business combination. If a Fund holds shares of publicly traded SPAC stock, this means that a Fund may not be able to redeem those shares prior to an acquisition and may have to hold those shares until after the completion of the acquisition. If a Fund purchases shares in a private placement, those shares will not be redeemable in connection with a transaction. In addition, a Fund may elect not to participate in a proposed SPAC transaction or may be required to divest its interests in the SPAC due to regulatory or other considerations.
An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.
An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time.
In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
Special Risks Related to Cyber Security. The Company and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Company and its service providers use to service the Company’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Company and its service providers. Cyber attacks against or security breakdowns of the Company or its service providers may adversely impact the Company and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and a Fund to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Company may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause a Fund’s investment in such issuers to lose value. There can be no assurance that the Company or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
LIBOR Discontinuance or Unavailability Risk. A Fund’s investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rates (collectively, “LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5, 2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund or its investments.
In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates (“Alternative Reference Rates”). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference

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Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations.
The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

■	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which a Fund may invest;

■	Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

■	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or

■	Cause a Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021 (or the applicable later date, if a particular Reference Rate is expected to continue beyond 2021). There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect a Fund’s performance or NAV.
ESG Investment Risk. To the extent that a Fund considers environmental, social and governance (“ESG”) criteria and application of related analyses when selecting investments, the Fund’s performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. A company’s ESG practices or the Adviser’s assessment of such may change over time. Additionally, a Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be difficult if data about a particular company is limited. A Fund’s consideration of ESG criteria may result in the Fund buying certain securities or forgoing opportunities to buy certain securities. A Fund’s investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.
Market and Geopolitical Risk. The value of your investment in a Fund is based on the values of a Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of a Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and

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other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 (the “Coronavirus”) outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations. The value of a Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf a Fund.
Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and the Coronavirus. In December 2019, an initial outbreak of the Coronavirus was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world. The Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale and significant volatility in financial markets. In March 2020, the World Health Organization declared the Coronavirus outbreak a pandemic.
The ongoing spread of the Coronavirus has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The global impact of the outbreak has been rapidly evolving, and many countries have reacted by instituting quarantines and restrictions on travel. These actions are creating disruption in supply chains, and adversely impacting a number of industries, including but not limited to retail, transportation, hospitality and entertainment. In addition to these developments having adverse consequences for certain companies and other issuers in which a Fund invests and the value of a Fund’s investments therein, the operations of the Adviser (including those relating to the Fund) could be impacted adversely, including through quarantine measures and travel restrictions imposed on the Adviser’s or service providers’ personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Any of the foregoing events could materially and adversely affect the Adviser’s ability to source, manage and divest investments on behalf of a Fund and pursue a Fund’s investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions associated with the Coronavirus pandemic, it is expected that the valuation and performance of the Fund’s investments may be impacted adversely.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation.
In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a debt instrument or has a bank deposit with a negative interest rate, a Fund would generate a negative return on that investment.
In light of current market conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. During periods of very low or negative interest rates, a Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect a Fund’s yield, income and performance.
Government and other public debt, including municipal obligations in which a Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by a Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt,

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which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
Bitcoin Exposure. Certain Funds may have exposure to bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) (“GBTC”), a privately offered investment vehicle that invests in bitcoin. To the extent a Fund invests in bitcoin futures or GBTC, it will do so through a wholly-owned subsidiary, which is organized as an exempted company under the laws of the Cayman Islands (each, a “Subsidiary”). A Fund may at times have no exposure to bitcoin.
Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the bitcoin network (commonly referred to as the bitcoin protocol). The value of bitcoin, like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. The further development of the bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate.
Bitcoin Cash Settled Futures. Certain Funds may engage in futures contracts based on bitcoin. The only bitcoin futures in which a Fund may invest are cash settled bitcoin futures traded on futures exchanges registered with the CFTC.
Bitcoin futures expose a Fund to all of the risks related to bitcoin discussed below and also expose the Fund to risks specific to bitcoin futures. Regulatory changes or actions may alter the nature of an investment in bitcoin futures or restrict the use of bitcoin or the operations of the bitcoin network or exchanges on which bitcoin trades in a manner that adversely affects the price of bitcoin futures, which could adversely impact a Fund and necessitate the payment of large daily variation margin payments to settle the Fund’s losses.
A Fund’s investment in bitcoin futures may involve illiquidity risk, as bitcoin futures are not as heavily traded as other futures given that the bitcoin futures market is relatively new. In addition, exchanges on which bitcoin futures are traded and their related clearinghouses and a Fund’s FCMs generally require a Fund to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures. Initial margin requirements will increase if a Fund’s bitcoin futures investments increase in value.
Exchanges on which bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for a Fund’s bitcoin futures) have experienced, and may in the future experience, technical and operational issues, making bitcoin prices unavailable at times. In addition, the cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing of bitcoin futures contracts.
In addition, bitcoin and bitcoin futures have generally exhibited significant price volatility relative to traditional asset classes. Bitcoin futures may also experience significant price volatility as a result of the market fraud and manipulation noted above.
Futures contracts based on bitcoin are also subject to the risks otherwise applicable to derivatives, in particular those described in “Futures Contracts.”
Investments in GBTC. Certain Funds may obtain investment exposure to bitcoin indirectly through investing in GBTC. The amount of a Fund’s investment in GBTC will be subject to certain limits at the time of investment. GBTC’s investment objective is for the shares of GBTC to reflect the value of bitcoin held by GBTC, less expenses and other liabilities, and the risks of investing in GBTC are similar to the risks of investing in cryptocurrencies generally. Investments in GBTC expose a Fund to all of the risks related to bitcoin discussed below and also expose the Fund to risks specific to GBTC.
Shares of GBTC have historically traded, and may continue to trade, at a significant premium or discount to NAV. To the extent GBTC trades at a discount to NAV, the value of a Fund’s investment in GBTC would typically decrease, even if the value of GBTC’s underlying holdings in bitcoin does not decrease. In addition, there is no guarantee that an active trading market for GBTC will exist at any time. A Fund’s investment in GBTC will be subject to the operating expenses associated with GBTC. If GBTC incurs expenses in U.S. dollars, GBTC would be required to sell bitcoins to pay these expenses. The sale of GBTC’s bitcoins to pay expenses in U.S. dollars at a time of low bitcoin prices could adversely affect the value of a Fund’s investment in GBTC. Over time, sales of bitcoin by GBTC to pay expenses will decrease the amount of bitcoin associated with each share of GBTC. In addition, GBTC is susceptible to theft of its bitcoin holdings, which would negatively affect an investment by a Fund in GBTC.
A Fund’s investments in GBTC are also subject to the risks associated with private funds generally, including liquidity risk. The securities of such private funds are generally not registered under the 1940 Act, the Securities Act of 1933, as amended, or any state securities laws, and therefore a Fund’s investments in GBTC will not benefit from the protections and restrictions of such laws.
GBTC is expected to be treated as a grantor trust for U.S. federal income tax purposes, and therefore an investment by a Subsidiary in GBTC will generally be treated as a direct investment by the Subsidiary in bitcoin for such purposes and will be subject to the tax risks related to investment in bitcoin.

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Risks Related to Bitcoin. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin.
Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasinational organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and a Fund’s indirect exposure to such bitcoin) is also susceptible to these risks.
The value of a Fund’s investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. A Fund’s exposure to cryptocurrency could result in substantial losses to the Fund.
Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Cryptocurrency exchanges are more exposed to the risk of market manipulation than exchanges for traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin.
Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A breach or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage or and or value of, other cryptocurrencies.
Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact a Fund’s investment in cryptocurrency. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.
Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of a Fund’s indirect investment in cryptocurrency and the ability to exchange a cryptocurrency or utilize it for payments.
Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a RIC, like a Fund, would be treated as non-qualifying income for purposes of the income test applicable to RICs. Accordingly, to the extent a Fund invests in bitcoin futures or GBTC, it will do so through a Subsidiary.
In 2014, the Internal Revenue Service (“IRS”) released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets. Moreover,

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although the Ruling & FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to GBTC’s intended treatment of such events.
The taxing authorities of certain states (i) have announced that they will follow the Notice with respect to the treatment of digital assets for state income tax purposes and/or (ii) have issued guidance exempting the purchase and/or sale of digital assets for fiat currency from state sales tax. It is unclear what further guidance on the treatment of digital assets for state tax purposes may be issued in the future.
It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued in the future. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for investors in the Fund and could have an adverse effect on the value of bitcoin.
Special Risks Related to the Cayman Islands Subsidiary. Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Insight Portfolio, Global Opportunity Portfolio, Global Permanence Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Subsidiary may invest in GBTC, cash-settled bitcoin futures and other investments. Investments in each Subsidiary are expected to provide a Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below under “Taxes.” Each Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of any Subsidiary will be sold or offered to other investors. To the extent that a Fund invests in a Subsidiary, the Fund may be subject to the risks associated with such bitcoin and other bitcoin related investments.
While each Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.
INVESTMENT LIMITATIONS
Fundamental Limitations
Each Fund has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund (except for the Global Franchise and Inception Portfolios) will not:

1	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

2	purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3	make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

4	except with respect to the China Equity, Emerging Markets Fixed Income Opportunities, Emerging Markets Leaders, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Infrastructure, Global Sustain, US Core and U.S. Real Estate Portfolios, invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

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5	borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

6	issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

7	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

8	except with respect to the Global Concentrated Real Estate, Global Infrastructure, Global Sustain and Real Assets Portfolios, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the U.S. Real Estate Portfolio will invest more than 25% of its total assets in the U.S. real estate industry, as described in its Prospectus, that the Global Real Estate Portfolio will invest more than 25% of its total assets in the real estate industry, as described in its Prospectus, and that the Frontier Markets Portfolio will invest more than 25% of its total assets in the banking industry;

9	with respect to the Global Concentrated Real Estate, Global Infrastructure, Global Sustain and Real Assets Portfolios only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Global Concentrated Real Estate Portfolio will invest 25% or more of its total assets in the real estate industry, that the Global Infrastructure Portfolio will invest 25% or more of its total assets in the infrastructure industry and that the Real Assets Portfolio will invest 25% or more of its total assets in the real estate and infrastructure group of industries; and

10	except with respect to the Global Concentrated Real Estate, Global Real Estate and Real Assets Portfolios, write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Each of the Global Franchise and Inception Portfolios will not:

1	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

2	purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3	lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

4	except with respect to the Global Franchise Portfolio, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Fund’s total assets, at market value, would be invested in the securities of such issuer;

5	issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

6	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

7	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

8	write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations
In addition, each Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each Fund will not:

1	purchase on margin or sell short except (i) that the Emerging Markets Fixed Income Opportunities Portfolio may sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Fund may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

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2	except with respect to the Global Real Estate Portfolio, make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

3	borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Fund’s total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that (i) the Emerging Markets Fixed Income Opportunities Portfolio may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging Markets Fixed Income Opportunities Portfolio may purchase securities while borrowings exceed 5% of its total assets, provided that the sole purpose of such borrowings is to honor redemption requests; and

4	invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Whether diversified or non-diversified, each Fund will satisfy the diversification requirements for tax treatment as a RIC. As a result, each Fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of one or more “qualified” publicly traded partnerships.
The percentage limitations contained in these fundamental and non-fundamental limitations apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings. Future portfolios of the Company may adopt different limitations.
The investment policies, limitations or practices of the Funds may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Company’s Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser may disclose information concerning Company portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Company shareholders. In no instance may the Adviser, Sub-Advisers or the Company receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Company. Consideration includes any agreement to maintain assets in the Company or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Company has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Company shareholders receive non-public portfolio holdings information, except as described below.
The Company makes available on its public website the following portfolio holdings information:

■	complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Concentrated, Global Core, Global Endurance, Global Franchise, Global Insight, Global Opportunity, Global Permanence, Global Sustain, Growth, Inception, International Advantage, International Opportunity, Permanence and US Core Portfolios);

■	complete portfolio holdings information quarterly, at least 45 calendar days after the end of each quarter (with respect to the Advantage, Counterpoint Global, Global Insight, Global Endurance, Global Permanence, Growth, Inception and Permanence Portfolios); and

■	top 10 holdings monthly, at least 15 calendar days after the end of each month.

With respect to the Global Concentrated, Global Core, Global Franchise, Global Sustain and US Core Portfolios, complete holdings will be publicly available on a quarterly basis 15 calendar days after the quarter-end by calling (800) 548-7786 or email client service at msimcs@morganstanley.com.

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With respect to the Asia Opportunity, Developing Opportunity, Global Opportunity, International Advantage and International Opportunity Portfolios, complete holdings will be publicly available on a quarterly basis 45 calendar days after the quarter-end by calling (800) 548-7786 or email client service at msimcs@morganstanley.com.
The Company provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semi-Annual and Annual reports, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT. These portfolio holdings will be available on or about the date of this Statement of Additional Information on the Fund’s public website, www.morganstanley.com/im/shareholderreports.
All other portfolio holdings information that has not been disseminated in a manner making it available generally as described above is non-public information for purposes of the Policy.
The Company may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include clients/shareholders (such as redeeming shareholders in-kind), fund rating agencies, information exchange subscribers, proxy voting or advisory services, pricing services, consultants and analysts, portfolio analytics providers, transition managers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Company and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Company or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Funds’ independent registered public accounting firm (as of the Company’s fiscal year end and on an as-needed basis), (ii) counsel to the Company (on an as needed basis), (iii) counsel to the Independent Directors (on an as-needed basis) and (iv) members of the Board of Directors (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Company and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Company non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).
The Adviser and/or Sub-Advisers may provide interest lists to broker-dealers who execute securities transactions for the Company without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Advisers or any affiliate of the Adviser or Sub-Advisers (the “Morgan Stanley Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list will not disclose portfolio holdings on a fund-by-fund basis; (3) the interest list must not contain information about the number or value of shares owned by a specified Morgan Stanley Fund; (4) the interest list may identify the investment strategy, but not the particular Morgan Stanley Funds, to which the list relates; and (5) the interest list may not identify the portfolio manager or team members responsible for managing the Morgan Stanley Funds.
The Company may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.
Portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants, or similar providers in connection with each Fund’s portfolio trading or operational processing activities; such entities generally need access to such information in the performance of their duties and responsibilities to fund service providers and are subject to a duty of confidentiality, including a duty not to trade on material nonpublic information, imposed by law or contract. Portfolio holdings information may also be provided to affiliates of MSIM pursuant to regulatory requirements or for legitimate business purposes, which may include risk management, or may be reported by each Fund’s counterparties to certain global trade repositories pursuant to regulatory requirements.
The Adviser, the Sub-Advisers, the Company and/or certain Funds currently have entered into ongoing arrangements regarding the selective disclosure of complete portfolio holdings information, except as otherwise noted, with the following parties:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.[2]	Daily basis	[3]
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Commcise Software Limited	Monthly basis	Approximately three business days
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Name	Frequency[1]	Lag Time
Virtu Financial, Inc.	Monthly basis	Approximately three business days
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Toppan Merrill[4]	Semi-Annual basis	Approximately 15 business days after month end
Clients
Baylor University[5]	Monthly basis	Approximately 15 days
Fund Rating Agencies
Refinitiv Lipper	Monthly basis	Approximately six business days after month end
Consultants and Analysts
Aon Hewitt Inc.[6]	Monthly basis	Approximately 30 days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
BestX Ltd.	Daily basis	Daily
Essentia Analytics Inc.[7]	Daily basis	One day
Abel Noser Solutions, LLC	Daily basis	Daily
1	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
2	With respect to the Emerging Markets Fixed Income Opportunities Portfolio, only.
3	Information will typically be provided on a real time basis or as soon thereafter as possible.
4	With respect to the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Endurance, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios, only.
5	With respect to the International Opportunity Portfolio, only.
6	With respect to the Global Franchise Portfolio, only.
7	With respect to the Active International Allocation, China Equity, Emerging Markets Leaders and Emerging Markets Small Cap Portfolios, only.
All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed and approved by the Adviser, which will also determine from time-to-time whether such third parties should continue to receive portfolio holdings information.
The Adviser and/or Sub-Advisers shall report quarterly to the Board of Directors (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.
PURCHASE AND REDEMPTION OF SHARES
The Company has suspended offering Class L shares of each Fund for sale to all investors. Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. Class L shares of the Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Emerging Markets Small Cap, Global Concentrated, Global Concentrated Real Estate, Global Core, Global Endurance, Global Permanence, Permanence, Real Assets and US Core Portfolios are not being offered at this time. You do not currently have the option of purchasing Class L shares.
Information concerning how Fund shares are offered to the public (and how they are redeemed or exchanged) is provided in the applicable Fund’s Prospectus. Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company; and (iii) to reduce or waive the minimum for initial investments for certain categories of investments.
The NAV of each Fund is calculated on days that the New York Stock Exchange (“NYSE”) is open for business. NAV is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) (for each Fund, the “Pricing Time”). Shares will generally not be priced on days that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, a Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received after

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a Fund’s closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Certain Funds may elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open.
Additional Purchase Information
You may purchase Class I, Class A, Class C, Class IS and Class IR shares directly from the Funds by Federal Funds wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Funds by purchasing Class I, Class A, Class C, Class IS and/or Class IR shares through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with Morgan Stanley Distribution, Inc. (the “Distributor”) (each, a “Financial Intermediary”). Some Financial Intermediaries may charge an additional service or transaction fee (see also “Investment Through Financial Intermediaries”). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Funds or Funds may redeem shares from your account(s) to reimburse the Funds or their agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.
Check. An account may be opened and you may purchase Class I, Class A, Class C, Class IS and Class IR shares by completing and signing a New Account Application and mailing it, together with a check payable to “Morgan Stanley Institutional Fund, Inc. — [Fund name]” to:
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804 Kansas City, MO 64121-9804
A purchase of shares by check ordinarily will be credited to your account at the NAV of each of the Funds determined on the day of receipt.
Investment Through Financial Intermediaries
Certain Financial Intermediaries have made arrangements with the Company so that an investor may purchase Class I, Class A, Class C, Class IS and Class IR shares or redeem Class I, Class A, Class L, Class C, Class IS and Class IR at the NAV (after any applicable sales load or contingent deferred sales charge (“CDSC”)) next determined after the Financial Intermediary receives the share order. In other instances, the Company has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Company’s behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Company will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the share order from an investor.
Conversion to a New Share Class
If the value of an account containing shares of a Fund falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the applicable Fund’s Prospectus and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Fund, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Company will not convert to another class of shares based solely upon changes in the market that reduce the NAV of shares. Under current tax law, conversion between share classes is generally not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.
Involuntary Redemption of Shares
If your account has been converted to a new share class and the value of an account falls below the investment minimum for that class because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the applicable Fund’s Prospectus, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Company. The Company will not redeem shares based solely upon changes in the market that reduce the NAV of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.
Suspension of Redemptions
The Company may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the

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SEC as a result of which it is not practicable for a Fund to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.
Further Redemption Information
To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An “eligible guarantor institution” may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment (“stock power”) which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.
ACCOUNT POLICIES AND FEATURES
Transfer of Shares
Shareholders may transfer shares of a Fund to another person by making a written request to the Company. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the applicable Fund’s Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Fund’s shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a New Account Application.
Valuation of Shares
NAV of a class is determined by dividing the total market value of a Fund’s investments and other assets attributable to that class, less the total market value of all liabilities attributable to that class, by the total number of outstanding shares of the respective class of that Fund. The NAV for each class of shares offered by the Company may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class A shares, Class C shares and Class L shares.
In the calculation of a Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser and/or Sub-Advisers, as applicable, that the closing price, the last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.
Certain of a Fund’s securities may be valued using as an input evaluated prices provided by an outside pricing service approved by the Board. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures adopted by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot

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sizes. Odd lots often trade at lower prices than institutional round lots. In certain cases where a valuation is not available from any of the approved pricing services, then a quote from a broker or dealer may be used.
Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.
If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.
Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.
Although the legal rights of Class I, Class A, Class L, Class C, Class IS and Class IR shares will be identical, the different expenses borne by each class will result in different NAVs and dividends for the class. Dividends will differ by approximately the amount of the class specific expenses (distribution, transfer agency and sub transfer agency fees). The NAV of Class A, Class L and Class C shares will generally be lower than the NAV of Class I, Class IS and Class IR shares as a result of the shareholder services fees charged to Class A and the distribution and shareholder services fees charged to Class C and Class L shares and certain other class-specific expenses of Class A, Class L and Class C shares.
MANAGEMENT OF THE COMPANY
Directors and Officers
The Board of the Company consists of nine Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. None of the Directors have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Directors are the “non-interested” or “Independent” Directors of the Company as defined under the 1940 Act.
Board Structure and Oversight Function
The Board’s leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Company between meetings.
The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Company and Company stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Company’s activities and associated risks. The Board of Directors has established six standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee, which are each comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Company. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Directors and the Committees.”
A Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Company’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to a Fund. In addition, appropriate personnel, including but not limited to the Company’s Chief Compliance Officer, members of the Company’s administration and accounting teams, representatives from a Fund’s independent registered public accounting firm, the Company’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service

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providers, make regular reports regarding the Company’s activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Company officers also communicate with the Directors regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect a Fund. Moreover, the Board recognizes that it may be necessary for a Fund to bear certain risks (such as investment risk) to achieve their respective investment objectives.
As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Company and engages in discussions with appropriate parties relating to the Company’s operations and related risks.
Directors
The Company seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Company. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Company and protecting the interests of shareholders. Information about the Company’s Governance Committee and Board of Directors nomination process is provided below under the caption “Independent Directors and the Committees.”
The Directors of the Company, their birth years, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (described below) overseen by each Independent Director and other directorships, if any, held by the Directors, are shown below (as of January 1, 2021). The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”).

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Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

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Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

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Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

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Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

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Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

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Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
*	This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.
The executive officers of the Company, their birth years, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of December 31, 2020).

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

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Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.
In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Company: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.
It is a policy of the Company’s Board that each Director shall invest in any combination of the Morgan Stanley Funds that the Director determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund.
For each Director, the dollar range of equity securities beneficially owned by the Director in the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2020 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Funds (as of December 31, 2020)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (as of December 31, 2020)
Independent:
Frank L. Bowman	[1]	over $100,000
Kathleen A. Dennis	[2]	over $100,000
Nancy C. Everett	[3]	over $100,000
Jakki L. Haussler	[4]	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns[5]	[6]	over $100,000
Michael F. Klein[5]	[7]	over $100,000
Patricia Maleski	None	over $100,000
W. Allen Reed[5]	[8]	over $100,000
1	Growth Portfolio (over $100,000); and Inception Portfolio ($50,001-$100,000).
2	Inception Portfolio (over $100,000).
3	Global Insight Portfolio (over $100,000); and Global Opportunity Portfolio (over $100,000).
4	Emerging Markets Portfolio (over $100,000); Emerging Markets Fixed Income Opportunities Portfolio (over $100,000); and International Equity Portfolio ($50,001-$100,000).
5	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.
6	Emerging Markets Portfolio (over $100,000); and U.S. Real Estate Portfolio (over $100,000).
7	Emerging Markets Portfolio (over $100,000); Global Franchise Portfolio (over $100,000); Global Real Estate Portfolio ($50,001-$100,000); Growth Portfolio (over $100,000); and International Equity Portfolio (over $100,000).
8	Emerging Markets Portfolio ($10,001-$50,000); International Equity Portfolio ($10,001-$50,000); Global Franchise Portfolio (over $100,000); and U.S. Real Estate Portfolio (over $100,000).

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As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Company, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Company.
As of April 1, 2021, the Directors and officers of the Company, as a group, owned less than 1% of any class of the outstanding common stock of each Fund.
Independent Directors and the Committees
Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has six committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee.
The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.
The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds’ independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Company’s system of internal controls; and reviewing the valuation process. The Company has adopted a formal, written Audit Committee Charter.
The members of the Audit Committee of the Company are Nancy C. Everett, Jakki L. Haussler and Joseph J. Kearns. None of the members of the Company’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Company (with such disinterested Directors being “Independent Directors” or individually, an “Independent Director”). Each Independent Director is also “independent” from the Company under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Company is Joseph J. Kearns.
The Board of Directors of the Company also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Company’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Company’s Independent Directors as candidates for election as Independent Directors, advises the Company’s Board with respect to Board composition, procedures and committees, develops and recommends to the Company’s Board a set of corporate governance principles applicable to the Company, monitors and makes recommendations on corporate governance matters and policies and procedures of the Company’s Board of Directors and any Board committees and oversees periodic evaluations of the Company’s Board and its committees. The members of the Governance Committee of the Company are Kathleen A. Dennis, Manuel H. Johnson, Michael F. Klein, Patricia Maleski and W. Allen Reed, each of whom is an Independent Director. In addition, W. Allen Reed (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Kathleen A. Dennis.
The Company does not have a separate nominating committee. While the Company’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Company believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors participate in the selection and nomination of candidates for election as Independent Directors for the Company. Persons recommended by the Company’s Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Company expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Company’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption “Shareholder Communications.”
The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Company and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Kathleen A. Dennis and

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Patricia Maleski, each of whom is an Independent Director. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.
The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee oversee the Company’s portfolio investment process and review the performance of the Company’s investments. The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee also recommend to the Board to approve or renew the Company’s Investment Advisory, Sub-Advisory and Administration Agreements. Each Investment Committee focuses on the Company’s primary areas of investment, namely equities, fixed income, liquidity and alternatives. Kathleen A. Dennis, Nancy C. Everett, Jakki L. Haussler and Michael F. Klein are members of the Equity Investment Committee. The Chairperson of the Equity Investment Committee is Nancy C. Everett. Frank L. Bowman, Manuel H. Johnson, Joseph J. Kearns and Patricia Maleski are members of the Fixed Income, Liquidity and Alternatives Investment Committee. The Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee is Manuel H. Johnson.
The Risk Committee assists the Board in connection with the oversight of the Trust’s risks, including investment risks, operational risks and risks posed by the Trust’s service providers as well as the effectiveness of the guidelines, policies and processes for monitoring and mitigating such risks. The members of the Risk Committee of the Trust are Manuel H. Johnson, Michael F. Klein and W. Allen Reed, each of whom is an Independent Trustee. The Chairperson of the Risk Committee is Michael F. Klein.
During the Company’s fiscal year ended December 31, 2020, the Board of Directors held the following meetings:

Board of Directors/Committee/Sub-Committee	Number of Meetings
Board of Directors	12
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Investment Committee	4
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Liquidity and Alternatives Sub-Committee	9
The Board has concluded, based on each Director’s experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.
Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee). Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.
Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Governance Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.
Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.
With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Company’s

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Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).
In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.
Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Fund Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the SEC.
Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.
Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.
Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.
The Directors’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.
The Board has adopted a policy that Board members are expected to retire no later than the end of the year they reach the age of 78. The Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Board members to continue serving in Chair or Chair-related roles beyond the retirement age. Current Board members who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on the Board until the end of the year in which they turn 80 years of age.
Advantages of Having the Same Individuals as Directors for the Morgan Stanley Funds
The Independent Directors and the Company’s management believe that having the same Independent Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Funds.

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Director and Officer Indemnification
The Company’s Articles of Incorporation provides that no Director, officer, employee or agent of the Company is liable to the Company or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Company, except as such liability may arise from his/her or its own bad faith, willful malfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Company property for satisfaction of claims arising in connection with the affairs of the Company. With the exceptions stated, the Articles of Incorporation provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Company.
Shareholder Communications
Shareholders may send communications to the Company’s Board of Directors. Shareholders should send communications intended for the Company’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Company’s office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Company not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Compensation
Effective January 1, 2021, each Director (except for the Chair of the Boards) receives an annual retainer fee of $295,000 for serving as a Director of the Morgan Stanley Funds.
The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Risk Committee Chairperson, the Equity Investment Committee Chairperson, Fixed Income, Liquidity and Alternatives Investment Committee Chairperson and Governance Committee Chairperson each receive an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $65,000. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Chair of the Boards receives a total annual retainer fee of $590,000 for his services and for administrative services provided to each Board.
The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Company who are employed by the Adviser receive no compensation or expense reimbursement from the Company for their services as a Director.
Effective April 1, 2004, the Company began a Deferred Compensation Plan (the “DC Plan”), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Company.
Prior to April 1, 2004, the Company maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).
The following table shows aggregate compensation payable to each of the Company’s Directors from the Company for the fiscal year ended December 31, 2020 and the aggregate compensation payable to each of the Company’s Directors by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2020.

Compensation[1]
Name	Aggregate Compensation From the Company[2]	Total Compensation From Company and Fund Complex Paid to the Directors[3]
Frank L. Bowman	$41,620	$355,000
Kathleen A. Dennis	39,241	335,000
Nancy C. Everett	34,503	295,000
Jakki L. Haussler	34,503	295,000

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Compensation[1]
Name	Aggregate Compensation From the Company[2]	Total Compensation From Company and Fund Complex Paid to the Directors[3]
Manuel H. Johnson	40,426	345,000
Joseph J. Kearns[2],[3]	45,665	375,000
Michael F. Klein[2],[3]	39,245	335,000
Patricia Maleski	34,503	295,000
W. Allen Reed[2],[3]	54,301	448,831
1	Includes all amounts paid for serving as director/trustee of the funds in the Fund Complex, as well as serving as Chair of the Boards or a Chairperson of a Committee or Sub-Committee.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Company’s fiscal year. The following Directors deferred compensation from the Company during the fiscal year ended December 31, 2020: Mr. Kearns, $9,380, Mr. Klein, $39,245 and Mr. Reed, $47,668.
3	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2020 before deferral by the Directors under the DC Plan. As of December 31, 2020, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein and Reed pursuant to the deferred compensation plan was $737,610, $2,622,993 and $4,123,461, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an “Eligible Director”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.
The following table illustrates the retirement benefits accrued to the Company’s Independent Directors by the Adopting Funds for the fiscal year ended December 31, 2020, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

	Retirement Benefits Accrued as Company Expenses		Estimated Annual Benefits Upon Retirement[1]
Name of Independent Director:	By the Company[2]	By all Adopting Funds	From the Company[2]	From all Adopting Funds
Manuel H. Johnson	$1,589	$32,332	$2,840	$57,237
1	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.
2	Global Infrastructure Portfolio and Growth Portfolio
Code of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Company and approved a Code of Ethics adopted by the Adviser, each Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.
The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Company, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.
INVESTMENT ADVISORY AND OTHER SERVICES
Adviser
The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of March 31, 2021, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Company’s Board of Directors, makes or oversees each of the Fund’s day-to-day investment

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decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund’s investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of each Fund an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Fund. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each such Fund to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Fund. In determining the actual amount of fee waiver and/or expense reimbursement for a Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Insight Portfolio, Global Opportunity Portfolio, Global Permanence Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may gain exposure to bitcoin and other assets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to that Subsidiary. In consideration of these services, each Subsidiary will pay to the Manager at the end of each of the Subsidiary’s fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rate of 0.05%, to the average daily net assets of the Subsidiary for the quarter. The Adviser will waive or credit such amounts against the fees payable to the Adviser by the Funds. The Adviser, with respect to each Subsidiary, has entered into a separate contract with the Sub-Adviser whereby the Sub-Adviser provides investment advisory services to each Subsidiary. The Adviser pays the Sub-Adviser a portion of the net advisory fees the Adviser receives from each Fund. The Sub-Adviser will waive or credit such amounts against the fees payable to the Sub-Adviser by the Adviser.
Each Fund and each Subsidiary have entered into contracts for the provision of custody and audit services with service providers.
Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by a Fund. As a result, the Adviser, in managing a Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of a Fund (as discussed above, the Subsidiary may invest in cash settled bitcoin futures or GBTC) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Certain of these policies and restrictions are described in detail in this SAI.
The consolidated financial statements of each Subsidiary will be included in the Annual Report and Semi-Annual Report of the Funds provided to shareholders.
The following table reflects for each Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2018, 2019 and 2020.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Fund	2018 (000)	2019 (000)	2020 (000)	2018 (000)	2019 (000)	2020 (000)	2018 (000)	2019 (000)	2020 (000)
Active International Allocation	$1,210	$1,132	937	$108	$42	$204	$33	$26	$20
Advantage	783	2,394	4,069	167	53	0	13	40	40
Asia Opportunity	93	434	2,211	221	124	0	6	12	39
China Equity Portfolio	*	0	0	*	14	96	*	@	1
Counterpoint Global	0	0	0	27	57	133	@	1	2
Developing Opportunity Portfolio	*	*	460	*	*	196	*	*	10
Emerging Markets Fixed Income Opportunities	0	101	41	206	265	300	2	8	4
Emerging Markets Leaders	395	239	367	211	202	196	4	3	3
Emerging Markets	9,984	6,187	5,193	0	777	310	88	33	13

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	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Fund	2018 (000)	2019 (000)	2020 (000)	2018 (000)	2019 (000)	2020 (000)	2018 (000)	2019 (000)	2020 (000)
Emerging Markets Small Cap	208	477	399	323	319	424	2	2	3
Frontier Markets	7,091	2,443	786	0	34	170	9	1	@
Global Concentrated	0	0	0	159	136	200	1	@	1
Global Concentrated Real Estate	0	0	0	20	35	27	@	@	@
Global Core	0	0	0	96	77	82	@	@	@
Global Endurance	0	0	0	@	20	38	0	@	@
Global Franchise	9,184	12,970	18,436	0	0	0	55	84	101
Global Infrastructure	2,687	2,516	2,121	334	322	294	16	15	8
Global Insight	91	1,037	1,886	170	0	0	3	7	18
Global Opportunity	18,643	23,006	36,129	0	0	0	297	450	569
Global Permanence	*	0	0	*	13	21	*	@	@
Global Real Estate	10,335	6,625	2,714	0	6	270	15	11	4
Global Sustain	0	0	70	93	160	205	1	1	2
Growth	21,554	26,732	41,936	0	0	0	360	552	840
Inception	2.056	1,542	2,329	505	476	570	20	18	38
International Advantage	3,682	11,864	23,227	81	0	0	83	297	427
International Equity	27,772	18,654	15,839	0	18	58	108	67	53
International Opportunity	8,319	11,046	19,232	76	0	0	145	183	327
Permanence	*	*	0	*	*	13	*	*	-@
Real Assets	0	0	0	32	61	85	@	1	1
US Core	0	0	0	76	84	109	@	@	-@
U.S. Real Estate	2,712	1,427	390	148	204	235	4	3	1
@ Amount is less than $500.
* Not operational for the period.
The following table reflects the contractual advisory fee and the maximum expense ratios for each Fund.

Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS	Expense Cap Class IR
Active International Allocation	0.65% of the portion of the daily net assets not exceeding $1 billion; and 0.60% of the portion of the daily net assets exceeding $1 billion.	0.90%	1.25%	1.75%	2.00%	0.85%	0.85%
Advantage	0.65% of the portion of the daily net assets not exceeding $750 million; 0.60% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.55% of the portion of the daily net assets exceeding $1.5 billion.	0.85%	1.20%	0.99%	1.95%	0.81%	N/A
Asia Opportunity	0.80% portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.10%	1.45%	N/A	2.20%	1.05%	N/A
China Equity	0.80% of daily net assets.	1.20%	1.55%	N/A	2.30%	1.15%	N/A
Counterpoint Global	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the portion of the daily net assets exceeding $1 billion.	1.05%	1.40%	N/A	2.15%	1.00%	N/A

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Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS	Expense Cap Class IR
Developing Opportunity	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the portion of the daily net assets exceeding $1 billion.	1.15%	1.50%	N/A	2.25%	1.10%	N/A
Emerging Markets Fixed Income Opportunities	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.20%	1.45%	1.95%	0.82%	N/A
Emerging Markets Leaders	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the portion of the daily net assets exceeding $1 billion.	1.20%	1.55%	N/A	2.30%	1.10%	1.10%
Emerging Markets	0.85% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; and 0.65% of the daily net assets exceeding $2.5 billion.	1.05%	1.40%	1.90%	2.15%	0.95%	0.95%
Emerging Markets Small Cap	1.25% of daily net assets.	1.30%	1.65%	N/A	2.40%	1.25%	N/A
Frontier Markets	1.25% of daily net assets.	1.85%	2.20%	2.70%	2.95%	1.80%	N/A
Global Concentrated	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.00%	1.35%	N/A	2.10%	0.95%	N/A
Global Concentrated Real Estate	0.75% of the portion of the daily net assets not exceeding $2 billion; and 0.70% of the portion of the daily net assets exceeding $2 billion.	0.95%	1.30%	N/A	2.05%	0.90%	N/A
Global Core	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.00%	1.35%	N/A	2.10%	0.95%	N/A
Global Endurance	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.00%	1.35%	N/A	2.10%	0.95%	N/A
Global Franchise	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	0.95%	N/A
Global Infrastructure	0.85% of daily net assets.	0.97%	1.21%	1.78%	2.07%	0.94%	0.94%
Global Insight	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.00%	1.32%	1.85%	2.10%	N/A	N/A
Global Opportunity	0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.00%	1.35%	1.40%	2.10%	0.95%	0.95%

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Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS	Expense Cap Class IR
Global Permanence	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.00%	1.35%	N/A	2.10%	0.95%	N/A
Global Real Estate	0.80% of the portion of the daily net assets not exceeding $2 billion; and 0.75% of the portion of the daily net assets exceeding $2 billion.	1.00%	1.35%	1.85%	2.10%	0.94%	0.94%
Global Sustain	0.70% of the portion of the daily net assets not exceeding $500 million; and 0.65% of the portion of the daily net assets exceeding $500 million.	0.90%	1.25%	1.75%	2.00%	0.85%	N/A
Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.	0.80%	1.15%	1.65%	1.90%	0.73%	0.73%
Inception	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; and 0.75% of the portion of the daily net assets exceeding $2 billion.	1.00%	1.35%	1.85%	2.10%	0.93%	N/A
International Advantage	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	0.95%	N/A
International Equity	0.80% of the portion of the daily net assets not exceeding $3 billion; and 0.75% of the portion of the daily net assets exceeding $3 billion.	0.95%	1.30%	1.80%	2.05%	0.91%	N/A
International Opportunity	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	0.94%	0.94%
Permanence	0.65% of the portion of the daily net assets not exceeding $1 billion; and 0.60% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.20%	N/A	1.95%	0.80%	N/A
Real Assets	0.60% of the portion of the daily net assets not exceeding $1 billion; and 0.55% of the portion of the daily net assets exceeding $1 billion.	0.80%	1.15%	N/A	1.90%	0.75%	N/A
US Core	0.60% of the portion of the daily net assets not exceeding $750 million; 0.55% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.50% of the portion of the daily net assets exceeding $1.5 billion.	0.80%	1.15%	N/A	1.90%	0.75%	N/A
U.S. Real Estate	0.70% of the portion of the daily net assets not exceeding $500 million; 0.65% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.60% of the portion of the daily net assets exceeding $1 billion.	0.90%	1.25%	1.75%	2.00%	0.83%	0.83%
Sub-Advisers
The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Emerging Markets Fixed Income Opportunities, Global

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Franchise, Global Real Estate, Global Sustain, International Equity and Real Assets Portfolios) and Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Fixed Income Opportunities, Emerging Markets Leaders, Emerging Markets, Global Opportunity, Global Real Estate, International Advantage and International Opportunity Portfolios ). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Funds.
Participating Affiliate
In rendering investment advisory services to the Asia Opportunity, Emerging Markets, China Equity, Counterpoint Global, Global Opportunity, International Advantage and International Opportunity Portfolios, the Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited (“MSAL”), a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). One or more MSAL employees may provide services to the Funds through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MSAL is considered a Participating Affiliate of MSIM, and MSAL and its employees are considered “associated persons” of MSIM (as that term is defined in the Advisers Act) and investment professionals from MSAL may render portfolio management, research and other services to the Funds, subject to the supervision of MSIM.
In rendering investment advisory services to the Global Real Estate Portfolio, MSIM will use the portfolio management, research and other resources of MSIM Fund Management (Ireland) Limited (“MSIM FMIL”). MSIM FMIL is a foreign (non-U.S.) affiliate of MSIM that is not registered under the Advisers Act. One or more MSIM FMIL employees may provide services to the Global Real Estate Portfolio through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MSIM FMIL is considered a Participating Affiliate of MSIM, and MSIM FMIL and its employees are considered “associated persons” of MSIM (as that term is defined in the Advisers Act) and investment professionals from MSIM FMIL may render portfolio management, research and other services to the Global Real Estate Portfolio, subject to the supervision of MSIM.
Proxy Voting Policy and Proxy Voting Record
The Board of Directors believes that the voting of proxies on securities held by the Company is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to MSIM.
A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Company’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Company’s proxy voting record is also available without charge on the SEC’s web site at http://www.sec.gov.
Principal Underwriter
Morgan Stanley Distribution, Inc., an indirect wholly-owned subsidiary of Morgan Stanley with principal offices at 522 Fifth Avenue, New York, NY 10036, acts as the exclusive principal underwriter with respect to the continuous offering of the Fund’s shares pursuant to the Distribution Agreement. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.
Fund Administration
The Adviser also provides administrative services to the Company pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of records, preparation of reports, supervision of the Company’s arrangements with its custodian, and assistance in the preparation of the Company’s registration statement under federal laws. For its services under the Administration Agreement, the Company pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of the Fund. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.
For the fiscal years ended December 31, 2018, 2019 and 2020, the Company paid the following administrative fees (no administrative fees were waived):

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Administrative Fees Paid
Fund	2018 (000)	2019 (000)	2020 (000)
Active International Allocation	$166	$148	$143
Advantage	119	306	507
Asia Opportunity	32	57	225
China Equity	*	1	10
Counterpoint Global	3	6	13
Developing Opportunity	*	*	59
Emerging Markets Fixed Income Opportunities	22	40	37
Emerging Markets Leaders	54	39	50
Emerging Markets	1,037	694	535
Emerging Markets Small Cap	34	51	53
Frontier Markets	454	159	61
Global Concentrated	17	14	21
Global Concentrated Real Estate	2	4	3
Global Core	10	8	9
Global Endurance	@	2	4
Global Franchise	970	1,406	2,033
Global Infrastructure	286	268	228
Global Insight	26	104	190
Global Opportunity	2,036	2,552	4,065
Global Permanence	*	1	2
Global Real Estate	999	664	299
Global Sustain	10	18	32
Growth	4,323	5,536	9,092
Inception	224	177	255
International Advantage	385	1,245	2,470
International Equity	2,788	1,874	1,595
International Opportunity	861	1,144	2,033
Permanence	*	*	2
Real Assets	4	8	11
US Core	10	11	15
U.S. Real Estate	302	187	72
@ Amount is less than $500.
* Not operational for the period.
Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Company. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Company.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111-2101, acts as the Company’s custodian. State Street is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, State Street has contracted with various foreign banks and depositaries in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.
In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region.

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Dividend Disbursing and Transfer Agent
DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, provides dividend disbursing and transfer agency services for the Company.
Portfolio Managers
Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee they receive from the Company, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Company. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Company invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Company for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:

■	Cash Bonus

■	Deferred Compensation:

■	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

■	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

■	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

78

■	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

■	Revenue and profitability of the Firm

■	Return on equity and risk factors of both the business units and Morgan Stanley

■	Assets managed by the portfolio manager

■	External market conditions

■	New business development and business sustainability

■	Contribution to client objectives

■	Team, product and/or MSIM performance

■	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods

■	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by Portfolio Managers as of December 31, 2020 (unless otherwise indicated)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Active International Allocation
Ben V. Rozin	0	$0	0	$0	3[1]	$1.6 billion[1]
Jitania Kandhari	0	$0	0	$0	4[2]	$1.6 billion[2]
Asia Opportunity
Kristian Heugh	7	$17.0 billion	23	$54.3 billion	32[3]	$4.4 billion[3]
Anil Agarwal	0	$0	0	$0	0	$0
Advantage
Dennis P. Lynch	22	$46.1 billion	22	$29.2 billion	17[4]	$9.5 billion[4]
Sam G. Chainani	21	$46.1 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Jason C. Yeung	21	$46.1 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Armistead B. Nash	21	$46.1 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
David S. Cohen	21	$46.1 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Alexander T. Norton	21	$46.1 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
China Equity
Amay Hattangadi	4	$1.6 billion	8	$4.0 billion	13[5]	$8.6 billion[5]
Leon Sun	0	$0	0	$0	0	$0
Counterpoint Global
Dennis P. Lynch	22	$47.0 billion	22	$29.2 billion	17[4]	$9.5 billion[4]
Kristian Heugh	7	$17.4 billion	23	$54.3 billion	32[3]	$4.4 billion[3]
Developing Opportunity
Kristian Heugh	7	$17.2 billion	23	$54.3 billion	32[3]	$4.4 billion[3]
Emerging Markets
Eric Carlson	2	$544.3 million	8	$4.2 billion	13[6]	$3.8 billion[6]
Amay Hattangadi	4	$840.0 billion	8	$4.0 billion	13[7]	$8.6 billion[7]
Paul C. Psaila	2	$544.3 million	8	$4.2 billion	13[6]	$3.8 billion[6]
Ruchir Sharma	3	$830.0 million	6	$3.9 billion	13[8]	$3.8 billion[8]
Emerging Markets Fixed Income Opportunities
Eric J. Baurmeister	3	$861.2 million	12	$3.3 billion	14	$642.2 million
Warren Mar	3	$861.2 million	12	$3.3 billion	14	$642.2 million
Sahil Tandon	3	$861.2 million	12	$3.3 billion	14	$642.2 million
Budi Suharto	0	$0	7	$2.8 billion	10	$226.5 million
Emerging Markets Leaders

79

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Vishal Gupta	0	$0	3	$1.2 billion	2	$192.5 million
Emerging Markets Small Cap
Omair Ansari	1	$65.7 million	2	$138.0 million	1[9]	$42.9 million[9]
Steven Quattry	1	$65.7 million	2	$138.0 million	1[9]	$42.9 million[9]
Frontier Markets
Steven Quattry	1	$84.8 million	1	$138.0 million	1[9]	$42.9 million
Omair Ansari	1	$84.8 million	2	$138.0 million	1[9]	$42.9 million[9]
Global Concentrated
Andrew Slimmon	2	$43.3 million	6	$1.3 billion	28	$4.9 billion
Phillip Kim	2	$43.3 million	6	$1.3 billion	28	$4.9 billion
Global Concentrated Real Estate
Laurel Durkay	5	$783.6 million	13	$2.7 billion	11[10]	$546.9 million[10]
Global Core
Andrew Slimmon	2	$85.0 million	6	$1.3 billion	28	$4.9 billion
Phillip Kim	2	$85.5 million	6	$1.3 billion	28	$4.9 billion
Global Endurance
Manas Gautam	2	$6.7 million	3	$35.9 million	0	$0
Global Franchise
Vladimir A. Demine	5	$3.2 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Alex Gabriele	5	$3.2 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
William D. Lock	5	$3.2 billion	35	$36.0 billion	71[11]	$25.5 billion[11]
Bruno Paulson	5	$3.2 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Richard Perrott	5	$3.2 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Nic Sochovsky	5	$3.2 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Marcus Watson	5	$3.2 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Nathan Wong	5	$3.2 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Global Infrastructure
Matthew King	2	$95.4 million	6	$1.4 billion	3[12]	$791.1 million[12]
Global Insight
Dennis P. Lynch	22	$46.6 billion	22	$29.2 billion	17[4]	$9.5 billion[4]
Sam G. Chainani	21	$46.6 billion	21	$29.2 billion	16[4]	$19.4 billion[4]
Jason C. Yeung	21	$46.6 billion	21	$29.2 billion	16[4]	$19.4 billion[4]
Armistead B. Nash	21	$46.6 billion	21	$29.2 billion	16[4]	$19.4 billion[4]
David S. Cohen	21	$46.6 billion	21	$29.2 billion	16[4]	$19.4 billion[4]
Alexander T. Norton	21	$46.6 billion	21	$29.2 billion	16[4]	$19.4 billion[4]
Global Opportunity
Kristian Heugh	7	$10.3 billion	23	$54.3 billion	32[3]	$4.4 billion[3]
Global Permanence
Dennis P. Lynch	22	$47.0 billion	22	$29.2 billion	17[4]	$9.5 billion[4]
Sam G. Chainani	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Jason C. Yeung	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Armistead B. Nash	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
David S. Cohen	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Alexander T. Norton	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Manas Gautam	2	$14.1 million	3	$35.9 million	0	$0
Global Real Estate
Laurel Durkay	5	$482.4 million	13	$2.7 billion	11[10]	$546.9 million[10]
Desmond Foong	1	$53.3 million	6	$2.2 billion	5[13]	$248.3 million[13]

80

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Angeline Ho	1	$53.3 million	6	$2.2 billion	6[13]	$385.4 million[13]
Michiel te Paske	1	$53.3 million	6	$2.2 billion	6[13]	$1.2 billion[13]
Sven van Kemenade	1	$53.3 million	6	$2.2 billion	6[13]	$1.2 billion[13]
Global Sustain
Vladimir A. Demine	5	$6.3 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Alex Gabriele	5	$6.3 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
William D. Lock	5	$6.3 billion	35	$36.0 billion	71[11]	$25.5 billion[11]
Bruno Paulson	5	$6.3 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Richard Perrott	5	$6.3 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Nic Sochovsky	5	$6.3 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Marcus Watson	5	$6.3 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Nathan Wong	5	$6.3 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Growth
Dennis P. Lynch	22	$29.9 billion	22	$29.2 billion	17[4]	$9.5 billion[4]
Sam G. Chainani	21	$29.9 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Jason C. Yeung	21	$29.9 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Armistead B. Nash	21	$29.9 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
David S. Cohen	21	$29.9 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Alexander T. Norton	21	$29.9 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Inception
Dennis P. Lynch	22	$46.2 billion	22	$29.2 billion	17[4]	$9.5 billion[4]
Sam G. Chainani	21	$46.2 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Jason C. Yeung	21	$46.2 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Armistead B. Nash	21	$46.2 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
David S. Cohen	21	$46.2 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Alexander T. Norton	21	$46.2 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
International Advantage
Kristian Heugh	7	$12.9 billion	23	$54.3 billion	32[3]	$4.4 billion[3]
Wendy Wang	2	$800.8 million	2	$1.5 billion	0	$0
International Equity
Vladimir A. Demine	5	$4.1 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Alex Gabriele	5	$4.1 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
William D. Lock	5	$4.1 billion	35	$36.0 billion	71[11]	$25.5 billion[11]
Bruno Paulson	5	$4.1 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Richard Perrott	5	$4.1 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Nic Sochovsky	5	$4.1 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Marcus Watson	5	$4.1 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
Nathan Wong	5	$4.1 billion	35	$36.0 billion	70[11]	$25.4 billion[11]
International Opportunity
Kristian Heugh	7	$13.3 billion	23	$54.3 billion	32[3]	$4.4 billion[3]
Permanence
Dennis P. Lynch	22	$47.0 billion	22	$29.2 billion	17[4]	$9.5 billion[4]
Sam G. Chainani	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Armistead B. Nash	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Jason C. Yeung	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
David S. Cohen	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Alexander T. Norton	21	$47.0 billion	21	$29.2 billion	16[4]	$9.4 billion[4]
Manas Gautam	2	$13.9 million	3	35.9 million	0	$0

81

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Real Assets
Mark A. Bavoso	4	$2.2 billion	4	$728.0 million	6[14]	$6.7 billion[14]
Laurel Durkay	5	$769.2 million	13	$2.7 billion	11[10]	$546.9 million[10]
Matthew King	2	$364.8 million	6	$1.4 billion	3[12]	$791.1 million[12]
Ryan Meredith	0	$0	13	$1.7 billion	16[15]	$12.6 billion[15]
Christian G. Roth	0	$1.3 billion	1	$30.1 million	0	0
US Core
Andrew Slimmon	2	$69.1 million	6	$1.3 billion	28	$4.9 billion
Phillip Kim	2	$69.1 million	6	$1.3 billion	28	$4.9 billion
U.S. Real Estate
Laurel Durkay	5	$740.7 million	13	$2.7 billion	11[10]	$546.9 million[10]
1	Of these other accounts, two accounts with a total of approximately $1.5 billion in assets had performance-based fees.
2	Of these other accounts, three accounts with a total of $1.5 billion in assets had performance-based fees.
3	Of these other accounts, eight accounts with a total of $292.0 million in assets had performance-based fees.
4	Of these other accounts, two accounts with a total of $671.8 million in assets had performance-based fees.
5	Of these other accounts, five accounts with a total of $1.4 billion in assets had performance-based fees.
6	Of these other accounts, four accounts with a total of $1.4 billion in assets had performance-based fees.
7	Of these other accounts, five accounts with a total of approximately $1.4 billion in assets had performance-based fees.
8	Of these other accounts, five accounts with a total of $1.5 billion in assets had performance-based fees.
9	Of these other accounts, one account with a total of $42.9 million in assets had performance-based fees.
10	Of these other accounts, one accounts with a total of $109.1 million in assets had performance-based fees.
11	Of these other accounts, four accounts with a total of $2.1 billion in assets had performance-based fees.
12	Of these other accounts, two accounts with a total of $300.3 million in assets had performance-based fees.
13	Of these other accounts, one account with a total of $109.1 million in assets had performance-based fees.
14	Of these other accounts, two accounts with a total of $3.7 billion in assets had performance-based fees.
15	Of these other accounts, four accounts with a total of $5.7 billion in assets had performance-based fees.
Securities Ownership of Portfolio Managers
As of December 31, 2020 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Company is shown below:

Fund and Portfolio Managers	Fund Holdings
Active International Allocation
Ben V. Rozin	$100,001-$500,000
Jitania Kandhari	$50,001-$100,000
Asia Opportunity
Kristian Heugh	Over $1 million
Anil Agarwal	None
Advantage
Dennis P. Lynch	Over $1 million
Sam G. Chainani	Over $1 million
Jason C. Yeung	$500,001-$1,000,000
Armistead B. Nash	$100,001-$500,000
David S. Cohen	Over $1 million
Alexander T. Norton	$10,001-$50,000
China Equity
Amay Hattangadi	None
Leon Sun	None
Counterpoint Global
Dennis P. Lynch	Over $1 million
Kristian Heugh	None

82

Developing Opportunity
Kristian Heugh	Over $1 million
Emerging Markets
Eric Carlson	$10,001-$50,000
Amay Hattangadi	$10,001-$50,000
Paul C. Psaila	$50,001-$100,000
Ruchir Sharma	Over $1 million
Emerging Markets Fixed Income Opportunities
Eric J. Baurmeister	$50,001-$100,000
Warren Mar	$10,001-$50,000
Sahil Tandon	None
Budi Suharto	None
Emerging Markets Leaders
Vishal Gupta	$500,001-$1,000,000
Emerging Markets Small Cap
Omair Ansari	$10,001-$50,000
Steven Quattry	None
Frontier Markets
Steven Quantry	None
Omair Ansari	$10,001-$50,000
Global Concentrated
Andrew Slimmon	Over $1 million
Phillip Kim	$10,001-$50,000
Global Concentrated Real Estate
Laurel Durkay	None
Global Core
Andrew Slimmon	$100,001-$500,000
Phillip Kim	None
Global Endurance
Manas Gautam	$500,001- $1,000,000
Global Franchise
Vladimir A. Demine	$100,001-$500,000
Alex Gabriele	$100,001-$500,000
William D. Lock	Over $1 million
Bruno Paulson	Over $1 million
Richard Perrott	$100,001-$500,000
Nic Sochovsky	None
Marcus Watson	$100,001-$500,000
Nathan Wong	Over $1 million
Global Infrastructure
Matthew King	None
Global Insight
Dennis P. Lynch	Over $1 million
Sam G. Chainani	Over $1 million
Jason C. Yeung	None
Armistead B. Nash	$100,001-$500,000
David S. Cohen	Over $1 million
Alexander T. Norton	None
Global Opportunity
Kristian Heugh	Over $1 million
Global Permanence
Dennis P. Lynch	$500,001-$1,000,000

83

Sam G. Chainani	$500,001-$1,000,000
Jason C. Yeung	None
Armistead B. Nash	$50,001-$100,000
David S. Cohen	$100,001-$500,000
Alexander T. Norton	$1-$10,000
Manas Gautam	$10,001-$50,000
Global Real Estate
Laurel Durkay	None
Desmond Foong	None
Angeline Ho	None
Michiel te Paske	$1-$10,000
Sven van Kemenade	$10,001-$50,000
Global Sustain
Vladimir A. Demine	$50,001-$100,000
Alex Gabriele	None
William D. Lock	Over $1 million
Bruno Paulson	Over $1 million
Richard Perrott	$100,001-$500,000
Nic Sochovsky	Over $1 million
Marcus Watson	$100,001-$500,000
Nathan Wong	None
Growth
Dennis P. Lynch	Over $1 million
Sam G. Chainani	Over $1 million
Jason C. Yeung	Over $1 million
Armistead B. Nash	$100,001-$500,000
David S. Cohen	Over $1 million
Alexander T. Norton	Over $1 million
Inception
Dennis P. Lynch	Over $1 million
Sam G. Chainani	Over $1 million
Jason C. Yeung	$100,001-$500,000
Armistead B. Nash	$100,001-$500,000
David S. Cohen	$500,001-$1,000,000
Alexander T. Norton	$100,001-$500,000
International Advantage
Kristian Heugh	Over $1 million
Wendy Wang	$100,001-$500,000
International Equity
Vladimir A. Demine	$1-$10,000
Alex Gabriele	None
William D. Lock	$100,001-$500,000
Bruno Paulson	Over $1 million
Richard Perrott	$100,001 - $500,000
Nic Sochovsky	None
Marcus Watson	None
Nathan Wong	None
International Opportunity
Kristian Heugh	Over $1 million
Permanence
Dennis P. Lynch	$500,001-$1,000,000
Sam G. Chainani	$500,001-$1,000,000

84

Armistead B. Nash	$10,001-$50,000
Jason C. Yeung	None
David S. Cohen	$100,001-$500,000
Alexander T. Norton	None
Manas Gautam	None
Real Assets
Mark A. Bavoso	None
Laurel Durkay	None
Matthew King	None
Ryan Meredith	None
Christian G. Roth	None
US Core
Andrew Slimmon	$100,001-$500,000
Phillip Kim	$10,001-$50,000
U.S. Real Estate
Laurel Durkay	None
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Funds’ independent registered public accounting firm and provides audit and audit-related services, tax-related services and assistance in connection with various SEC filings.
Fund Counsel
Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Company’s legal counsel.
Securities Lending
Pursuant to an agreement between the Company and State Street, the Funds may lend their securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Company, State Street administers the Funds’ securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks-to-market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Company deems necessary to monitor the securities lending program.
For the fiscal year ended December 31, 2020, the following Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Active International Allocation	$17,038	$2,015	$0	$0	$0	$3,587	$0	$5,602	$11,436
Advantage	273,279	40,985	0	0	0	0	0	40,985	232,294
Asia Opportunity	250,267	37,537	0	0	0	0	0	37,537	212,730
Emerging Markets	135,075	19,833	0	0	0	2,846	0	22,679	112,396
Emerging Markets Small Cap	40,875	6,024	0	0	0	689	0	6,713	34,162
Global Concentrated Real Estate	192	29	0	0	0	0	0	29	163

85

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Global Endurance	14,532	2,178	0	0	0	4	0	2,182	12,350
Global Infrastructure	14,068	2,109	0	0	0	0	0	2,109	11,959
Global Insight	4,207	631	0	0	0	0	0	631	3,576
Global Real Estate	5,801	869	0	0	0	3	0	872	4,929
Growth	275,694	41,340	0	0	0	90	0	41,430	234,264
Inception	1,411,065	211,460	0	0	0	1,230	0	212,690	1,198,375
International Advantage	260,585	38,421	0	0	0	4,440	0	42,861	217,724
International Equity	119,928	17,500	0	0	0	3,252	0	20,752	99,176
International Opportunity	873,237	130,563	0	0	0	2,798	0	133,361	739,876
Real Assets	273	41	0	0	0	0	0	41	232
1	Gross income includes income from the reinvestment of cash collateral.
2	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4	These administrative fees are not included in the revenue split.
5	These indemnification fees are not included in the revenue split.
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS
Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Company’s exclusive distributor of Fund shares pursuant to a Distribution Agreement. In addition, to promote the sale of Company shares, the Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and Distribution and Shareholder Services Plans with respect to Class L and Class C shares of applicable Funds under Rule 12b-1 of the 1940 Act (each, a “Plan”). Under the Plans, each Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class A shares’ average daily net assets on an annualized basis. Each Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class L shares’ average daily net assets on an annualized basis and a distribution fee of up to 0.50% (0.25% with respect to the Emerging Markets Fixed Income Opportunities Portfolio) of the Class L shares’ average daily net assets on an annualized basis. Each Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class C shares’ average daily net assets on an annualized basis and a distribution fee of up to 0.75% of the Class C shares’ average daily net assets on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Global Opportunity Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. The Distributor has agreed to waive the 12b-1 fee on Class L shares of the Advantage Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. These waivers will continue for at least one year or until such time as the Board of Directors acts to discontinue all or a portion of such waiver when it deems such action is appropriate. The Distributor may retain any portion of the fees it does not expend in meeting its obligations to the Company. The Distributor may compensate Financial Intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related and/or shareholder support services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Company. The Distributor and the Adviser also may compensate third-parties out of their own assets. For the Company’s fiscal year ended December 31, 2020, certain amounts paid by the Company with respect to the distribution fee were used to compensate Financial Intermediaries for sales of Class L and Class C shares of the respective Funds.
The Plans for the Class A, Class L and Class C shares were approved by the Company’s Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.
With respect to sales of Class C shares of the Company, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Company’s assets) to Financial Intermediaries who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 1.00% on Class C shares.

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Proceeds from any CDSC and any distribution fees on Class C shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Company’s shares, such as the payment to Financial Intermediaries for selling such shares. With respect to Class C shares, the Financial Intermediaries generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Company’s Class C shares annually commencing in the second year after purchase.
The following table describes the distribution and/or shareholder servicing fees paid by each Fund with respect to its Class A, Class L and Class C shares, as applicable, pursuant to the Plans and the distribution-related expenses for each Fund with respect to its Class A, Class L and Class C shares, as applicable, for the fiscal year ended December 31, 2020. To the extent that expenditures on distribution-related activities exceed the fees paid by a Fund, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class A
Active International Allocation	$137,016	$135,396	$1,620
Advantage	$237,413	$231,201	$6,212
Asia Opportunity	$141,489	$140,312	$1,177
China Equity	$30	$0	$30
Counterpoint Global	$559	$528	$31
Developing Opportunity†	$8,019	$8,099	($80)
Emerging Markets Fixed Income Opportunities	$7,973	$7,487	$486
Emerging Markets Leaders	$6,003	$6,038	($35)
Emerging Markets	$20,846	$20,767	$79
Emerging Markets Small Cap	$531	$505	$26
Frontier Markets	$20,924	$20,873	$51
Global Concentrated	$11,172	$11,155	$17
Global Concentrated Real Estate	$18	$0	$18
Global Core	$4,490	$4,455	$35
Global Endurance	$1,777	$1,755	$22
Global Franchise	$720,804	$713,826	$6,978
Global Infrastructure	$527,768	$499,533	$28,235
Global Insight	$144,550	$152,748	($8,198)
Global Opportunity	$3,219,297	$3,146,769	$72,528
Global Permanence	$30	$2	$28
Global Real Estate	$14,935	$14,668	$267
Global Sustain	$8,560	$8,193	$367
Growth	$9,050,858	$8,958,844	$92,014
Inception	$197,308	$195,921	$1,387
International Advantage	$1,096,440	$1,168,815	($72,375)
International Equity	$224,182	$219,260	$4,922
International Opportunity	$1,076,908	$1,079,768	($2,860)
Permanence‡	$56	$33	$23
Real Assets	$72	$48	$24
US Core	$9,395	$9,380	$15
U.S. Real Estate	$42,549	$41,865	$684
Class L
Active International Allocation	$34,780	$34,213	$567
Advantage[1]	$1,767	$30,735	($28,968)
Emerging Markets Fixed Income Opportunities	$3,197	$2,726	$471
Emerging Markets	$1,167	$1,094	$73
Frontier Markets	$2,818	$2,811	$7

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Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Global Franchise	$59,195	$59,104	$91
Global Infrastructure	$24,278	$23,799	$479
Global Insight	$5,057	$4,674	$383
Global Opportunity[2]	$136,123	$257,805	($121,682)
Global Real Estate	$6,681	$6,662	$19
Global Sustain	$10,021	$8,889	$1,132
Growth	$976,421	$970,115	$6,306
Inception	$11,915	$11,894	$21
International Advantage	$1,939	$1,543	$396
International Equity	$38,313	$37,940	$373
International Opportunity	$3,684	$3,543	$141
U.S. Real Estate	$12,167	$12,090	$77
Class C
Active International Allocation	$632	$297	$335
Advantage	$519,087	$395,556	$123,531
Asia Opportunity	$109,974	$48,070	$61,904
China Equity	$233	$0	$233
Counterpoint Global	$166	$0	$166
Developing Opportunity†	$16,332	$247	$16,085
Emerging Markets Fixed Income Opportunities	$4,258	$2,799	$1,459
Emerging Markets Leaders	$14,659	$10,070	$297
Emerging Markets	$4,241	$3,944	$297
Emerging Markets Small Cap	$306	$200	$106
Frontier Markets	$7,321	$6,840	$481
Global Concentrated	$27,159	$19,226	$7,933
Global Concentrated Real Estate	$71	$0	$71
Global Core	$14,544	$14,294	$250
Global Endurance	$1,399	$1	$1,398
Global Franchise	$1,105,397	$713,921	$391,476
Global Infrastructure	$25,925	$23,696	$2,229
Global Insight	$132,372	$109,680	$22,692
Global Opportunity	$3,212,775	$2,343,410	$869,365
Global Permanence	$110	$0	$110
Global Real Estate	$2,692	$2,155	$537
Global Sustain	$32,031	$23,908	$8,123
Growth	$3,104,477	$2,033,455	$1,071,022
Inception	$28,498	$7,837	$20,661
International Advantage	$189,746	$122,254	$67,492
International Equity	$6,811	$5,095	$1,716
International Opportunity	$613,168	$459,574	$153,594
Permanence‡	$117	$0	$117
Real Assets	$1,829	$450	$1,379
US Core	$23,979	$18,727	$5,252
U.S. Real Estate	$2,003	$1,443	$560
Fund Total	$27,463,807	$24,536,030	$2,828,777
*	Includes payments for distribution and/or shareholder servicing to third-parties and affiliated entities.
†	Class A and Class C shares of Developing Opportunity Portfolio commenced offering on February 14, 2020.
‡	Class A and Class C shares of Permanence Portfolio commenced offering on March 31, 2020.

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1	The distribution and shareholder servicing fee paid by the Advantage Portfolio pursuant to the Class L Plan reflects a waiver of $31,359.
2	The distribution and shareholder servicing fee paid by the Global Opportunity Portfolio pursuant to the Class L Plan reflects a waiver of $204,185.
Revenue Sharing
This section does not apply to Class IS shares. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.
With respect to Morgan Stanley Smith Barney LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

1	an ongoing annual fee in an amount of $243,300 in consideration of the Adviser’s participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

2	an ongoing annual fee in an amount of $615,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Funds and certain other products managed and/or sponsored by the Adviser or its affiliates;

3	on Class I, Class A, Class L and Class C shares of the Funds held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts, an ongoing annual fee in an amount up to 0.10% of the total average daily NAV of such shares for the applicable quarterly period;

4	on Class I shares of a Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, or had $4 million or more in assets (but less than $5 million) as of June 30, 2014 and reached $5 million by December 31, 2014, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period;

5	on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity and Listed Real Asset Funds) or 0.50% (with respect to the Fixed Income Funds) of the amount sold, as applicable*;

6	on certain Class I shares of the Global Real Estate Portfolio purchased prior to August 2018, an ongoing annual fee in an amount up to 25% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period.

7	on Class IR shares converted from Class I shares of a Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, or had $4 million or more in assets (but less than $5 million) as of June 30, 2014 and reached $5 million by December 31, 2014, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period;

8	on Class IR shares of a Fund, an ongoing annual fee in an amount up to 25% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period; and

9	on shares of the Global Real Estate Portfolio, Growth Portfolio or International Opportunity Portfolio converted into Class IR shares of the same Fund prior to August 31, 2018, a one-time fee in an amount equal to 0.07% of assets under management of such shares of the applicable Fund at the date of conversion.

With respect to Morgan Stanley & Co. LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

1	on shares of a Fund, a fee in an amount up to 20% of the advisory fee the Adviser receives from such Fund attributable to such shares for the applicable period, not to exceed one year.

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With respect to other Financial Intermediaries, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

1	on Class I, Class A, Class L and Class C shares of the Funds, reimbursement for ticket charges applied to Fund shares;

2	on Class I, Class A, Class L and Class C shares of the Funds held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.225% of the total average daily NAV of such shares for the applicable quarterly period;

3	an ongoing annual fee in an amount up to 0.25% on sales of Class I, Class A, Class L and Class C shares of the Funds through brokerage accounts;

4	on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity and Listed Real Asset Funds) or 0.50% (with respect to the Fixed Income Funds) of the amount sold, as applicable; and

5	on Class IR shares of a Fund, an ongoing annual fee in an amount up to 25% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period.

* Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Financial Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: (i) with respect to the U.S. Equity, Global and International Equity and Listed Real Asset Funds: 1.00% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $15 million, plus 0.25% on the excess over $15 million; and (ii) with respect to the Fixed Income Funds: 0.50% on sales of $1 million to $4 million, plus 0.25% on sales over $4 million to $15 million, plus 0.15% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a CDSC of 1% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney LLC or other Financial Intermediaries may provide Morgan Stanley Smith Barney LLC or other Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which Morgan Stanley Smith Barney LLC or other Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC and other Financial Intermediaries as to their compensation.
Dealer Reallowances
Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the 1933 Act.
BROKERAGE PRACTICES
Portfolio Transactions
The Adviser and/or Sub-Advisers are responsible for decisions to buy and sell securities for a Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker-dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
On occasion, a Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.
The Company anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.
The Adviser and/or Sub-Advisers select broker-dealers for the execution of transactions for the Funds in accordance with their duty to seek “best execution” (i.e., the most favorable terms of execution). In seeking best execution, the Adviser and/or Sub-Advisers are not
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obligated to choose the broker-dealer offering the lowest available commission rate if, in the Adviser’s and/or Sub-Advisers’ reasonable judgment, (i) the total costs or proceeds from the transaction might be less favorable than may be obtained elsewhere; (ii) a higher commission is justified by the brokerage and research services provided by the broker-dealer that fall within the safe harbor of Section 28(e) of the 1934 Act or otherwise is permitted under applicable law; or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security or minimum credit quality requirements to transact business with a particular broker-dealer. The research services received include services which aid the Adviser and/or Sub-Advisers in fulfilling their investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.
When effecting transactions on behalf of the Funds, the Adviser and/or Sub-Advisers may trade with any broker-dealer on their list of approved broker-dealers. Approved broker-dealers have met criteria as established by the Adviser’s Trading and Research Governance team (“TRG”). TRG reviews and approves broker-dealers periodically to determine whether broker-dealers on the approved list continue to meet such criteria. The approval lists are reported quarterly to the Adviser’s Counterparty Governance Committee. When selecting an approved broker-dealer (including an affiliate) to execute securities transactions, the following factors may be considered: (i) best available price; (ii) reliability, integrity and reputation in the industry (which may include a review of financial information and creditworthiness); (iii) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (iv) knowledge of and access to the markets for the securities being traded; (v) potential ability to obtain price improvement; (vi) ability to maintain confidentiality; (vii) ability to handle non-traditional trades; (viii) commission and commission-equivalent rates; (ix) technology infrastructure; (x) clearance and settlement capabilities; (xi) the size of the trade relative to other trades in the same instrument; (xii) ability of a counterparty to commit its capital to each Fund’s trade and its access to liquidity; (xiii) counterparty restrictions associated with a portfolio, including regulatory trading, documentation requirement or any specific clearing broker-dealer requirements; (xiv) client-directed execution; (xv) client-specific restrictions; and (xvi) such other factors as may be appropriate.
Subject to the duty to seek best execution, the Adviser uses a portion of the commissions generated when executing client transactions to acquire brokerage and research services that aid in fulfilling investment decision-making responsibilities in accordance with Section 28(e) and applicable law. Commissions paid to broker-dealers providing brokerage and research services may be higher than those charged by other broker-dealers. Subject to applicable law, the Adviser receives a benefit when using client commissions to obtain brokerage and research services because the Adviser does not have to produce or pay for the brokerage research services itself. Therefore, the Adviser has an incentive to select or recommend a broker-dealer based on its interest in receiving brokerage and research services, rather than solely on its clients’ interest in obtaining the best price.
The Adviser has adopted policies and procedures designed to help track and evaluate the benefits received from brokerage and research services, as well as to track how much clients pay above the amount that broker-dealers from which the Adviser receives brokerage and research services may have charged solely for execution of such trades. The Adviser utilizes a voting system to assist in making a good faith determination of the value of brokerage and research services it receives in accordance with Section 28(e) and applicable law. In many cases, these involve subjective judgments or approximations. The Adviser has established a process for budgeting research costs and allocating such costs across client accounts.
The Adviser and certain other affiliated advisers have entered into commission sharing arrangements (“CSAs”) with executing brokers (“CSA Partners”) and a third-party vendor (“CSA Aggregator”). Pursuant to these arrangements, and under the Adviser’s supervision, the CSA Partners and CSA Aggregator track execution and research commissions separately and pool and distribute research credits in accordance with the policies and procedures discussed above to approved research providers (which may include executing brokerage firms or independent research providers (“Approved Research Providers”)) that provide brokerage and research services. The CSA Aggregator also reconciles research credits from trades with CSA Partners, and pays Approved Research Providers and provides other related administrative functions. In addition, a CSA Partner may provide the Adviser with proprietary research it has developed and, upon instruction, may retain research commission credits as compensation for the provision of such proprietary research services. The Adviser believes that these arrangements allow it to monitor the amount of trading costs that are attributable to execution services on the one hand and other brokerage and research services on the other.
Transactions that generate research credits include equity transactions executed on an agency basis or via a riskless principal transaction where the executing broker-dealer receives a commission. The Adviser does not use CSAs or otherwise have arrangements to pay for brokerage and research services with client commissions in connection with trading fixed-income securities. Consistent with long-standing industry practice in the fixed-income markets, however, the Adviser, subject to applicable law, may receive brokerage and research services and other information, including access to fixed-income trading platforms that dealers provide for no charge to their customers in the ordinary course of business. Fixed-income instruments typically trade at a bid/ask spread and without an explicit brokerage charge. While there is not a formal trading expense or commission, clients will bear the implicit trading costs reflected in these spreads.

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The Adviser may receive “mixed use” products and services from an Approved Research Provider, where a portion of the product or service assists in its investment decision-making process in accordance with Section 28(e) and a portion may be used for other purposes. Where a product or service has a mixed use, the Adviser will make a reasonable allocation of its cost according to its use and will use client commissions to pay only for the portion of the product or service that assists in its investment decision-making process. The Adviser may have an incentive to allocate the costs to uses that assist in its investment decision-making process because the Adviser may pay for such costs with client commissions rather than its own resources. To the extent the Adviser receives “mixed use” products and services, the Adviser will allocate the anticipated costs of a mixed use product or service in good faith and maintain records concerning allocations in order to mitigate such conflicts.
Client accounts that pay a greater amount of commissions relative to other accounts may bear a greater share of the cost of brokerage and research services than such other accounts. The Adviser may use brokerage and research services obtained with brokerage commissions from some clients for the benefit of other clients whose brokerage commissions do not pay for such brokerage and research services. The Adviser may also share brokerage and research services with its affiliated advisers, and the clients of its affiliated advisers may receive the benefits of such brokerage and research services. These arrangements remain subject to the Adviser’s overall obligation to seek best execution for client trading.
The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are, such as Morgan Stanley Investment Management Limited; accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that participate in CSAs and will pay for research services received with respect to MiFID II client accounts from its own resources. The Adviser and affiliated advisers subject to MiFID II may separately pay for fixed-income research from their own resources. Following its withdrawal from the EU on January 31, 2020, the United Kingdom has entered a transition period, during which EU law (including MiFID II) will continue to apply in the United Kingdom. Following the transition period, investment managers in the United Kingdom may still be required to comply with certain MiFID II equivalent requirements in accordance with the handbook of rules and guidance issued by the Financial Conduct Authority.
When permitted under applicable law, portfolio managers generally will aggregate orders of their clients for the same securities in a single order so that such orders are executed simultaneously in order to facilitate best execution and to reduce brokerage costs. The Adviser and/or Sub-Advisers effect aggregated orders in a manner designed to ensure that no participating client is favored over any other client.
In general, accounts that participate in an aggregated order will participate on a pro rata or other objective basis. Pro rata allocation of securities and other instruments will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the aggregated order. However, the Adviser and/or Sub-Advisers may allocate such securities and other instruments using a method other than pro rata if their supply is limited, based on differing portfolio characteristics among accounts or to avoid odd lots or small allocations, among other reasons. These allocations are made in the good faith judgment of the Adviser and/or the Sub-Advisers with a goal of seeking to ensure that fair and equitable allocation occurs over time. There may be times that the Adviser and/or Sub-Advisers are not able to aggregate orders because of applicable law or other considerations when doing so might otherwise be advantageous.
Affiliated Brokers
Subject to the overriding objective of obtaining the best execution of orders, the Company may use broker-dealer affiliates of the Adviser to effect Fund brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Company’s Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
Pursuant to an order issued by the SEC, the Company is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Company’s Adviser.
During the fiscal years ended December 31, 2018, 2019 and 2020, the Funds did not effect any principal transactions with Morgan Stanley & Co. LLC.
Brokerage Commissions Paid
During the fiscal years ended December 31, 2018, 2019 and 2020, the Company paid brokerage commissions of approximately $9,886,317, $8,619,316 and $8,167,837, respectively. During the fiscal years ended December 31, 2018, 2019 and 2020, the Company paid in the aggregate $6,210, $1,664 and $0, respectively, in brokerage commissions to Morgan Stanley & Co. LLC and/

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or its affiliated broker-dealers. During the fiscal year ended December 31, 2020, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 0.00% of the total brokerage commissions paid by the Company during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.00% of the aggregate dollar value of all portfolio transactions of the Company during the period for which commissions were paid.
For the fiscal year ended December 31, 2020, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2020
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Fund	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Active International Allocation	$177,181	$0	0.00%	0.00%
Advantage	$128,650	$0	0.00%	0.00%
Asia Opportunity	$293,436	$0	0.00%	0.00%
China Equity	$4,595	$0	0.00%	0.00%
Counterpoint Global	$10,407	$0	0.00%	0.00%
Developing Opportunity[1]	92,231	$0	0.00%	0.00%
Emerging Markets Fixed Income Opportunities	$0	$0	0.00%	0.00%
Emerging Markets Leaders	$49,690	$0	0.00%	0.00%
Emerging Markets	$706,952	$0	0.00%	0.00%
Emerging Markets Small Cap	$209,988	$0	0.00%	0.00%
Frontier Markets	$385,043	$0	0.00%	0.00%
Global Concentrated	$2,786	$0	0.00%	0.00%
Global Concentrated Real Estate	$1,300	$0	0.00%	0.00%
Global Core	$528	$0	0.00%	0.00%
Global Endurance	$3,735	$0	0.00%	0.00%
Global Franchise	$236,018	$0	0.00%	0.00%
Global Infrastructure	$209,308	$0	0.00%	0.00%
Global Insight	$85,145	$0	0.00%	0.00%
Global Opportunity	$854,365	$0	0.00%	0.00%
Global Permanence	$1,141	$0	0.00%	0.00%
Global Real Estate	$364,236	$0	0.00%	0.00%
Global Sustain	$3,928	$0	0.00%	0.00%
Growth	$1,810,323	$0	0.00%	0.00%
Inception	$400,649	$0	0.00%	0.00%
International Advantage	$739,821	$0	0.00%	0.00%
International Equity	$326,216	$0	0.00%	0.00%
International Opportunity	$969,282	$0	0.00%	0.00%
Permanence[2]	$568	$0	0.00%	0.00%
Real Assets	$6,098	$0	0.00%	0.00%
US Core	$1,438	$0	0.00%	0.00%
U.S. Real Estate	$92,779	$0	0.00%	0.00%
1	The Fund commenced operations on February 14, 2020.
2	The Fund commenced operations on March 31, 2020.
For the fiscal years ended December 31, 2018 and 2019, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2018 and 2019
	Fiscal Year Ended December 31, 2018		Fiscal Year Ended December 31, 2019
Fund	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Active International Allocation	$86,397	$0	$104,512	$0

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	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2018 and 2019
	Fiscal Year Ended December 31, 2018		Fiscal Year Ended December 31, 2019
Fund	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Advantage	$47,382	$0	$102,061	$0
Asia Opportunity	$43,304	$0	$65,486	$0
China Equity[1]	—	—	$11,157	$0
Counterpoint Global[2]	$4,395	$0	$2,876	$0
Developing Opportunity[3]	—	—	—	—
Emerging Markets Fixed Income Opportunities	$10	$0	$0	$0
Emerging Markets Leaders	$64,659	$716	$50,762	$0
Emerging Markets	$1,227,920	$1,286	$1,220,613	$1,664
Emerging Markets Small Cap	$93,136	$0	$105,190	$0
Frontier Markets	$1,946,870	$926	$1,007,956	$0
Global Concentrated	$4,570	$0	$5,200	$0
Global Concentrated Real Estate Portfolio[4]	$2,576	$0	$1,272	$0
Global Core	$2,038	$0	$1,639	$0
Global Endurance[5]	$236	$0	$1,658	$0
Global Franchise	$199,868	$0	$139,269	$0
Global Infrastructure	$192,944	$0	$142,921	$0
Global Insight	$30,665	$7	$60,635	$0
Global Opportunity	$1,043,045	$1,199	$287,245	$0
Global Permanence[6]	—	—	$958	$0
Global Real Estate	$756,207	$0	$907,534	$0
Global Sustain	$3,703	$0	$1,897	$0
Growth	$1,099,794	$0	$2,331,431	$0
Inception	$256,326	$981	$192,602	$0
International Advantage	$301,446	$100	$561,174	$0
International Equity	$1,324,595	$0	$502,952	$0
International Opportunity	$799,946	$995	$639,137	$0
Permanence[3]	—	—	—	—
Real Assets[4]	$3,156	$0	$2,589	$0
US Core	$828	$0	$1,233	$0
U.S. Real Estate	$275,048	$0	$119,957	$0
1	The Fund commenced operations on October 31, 2019.
2	The Fund commenced operations on June 29, 2018.
3	Not operational during the period.
4	The Fund commenced operations on June 18, 2018.
5	The Fund commenced operations on December 31, 2018.
6	The Fund commenced operations on April 30, 2019.
Regular Broker-Dealers
During the fiscal year ended December 31, 2020, the following Funds purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Company or the Fund in the largest dollar amounts during the period.

Fund	Issuer
Frontier Markets	BRAC EPL Stock Brokerage Limited
Real Assets	Barclays Bank PLC Goldman Sachs & Co. HSBC Holdings PLC JP Morgan Chase & Co.

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At December 31, 2020, the following Funds held securities issued by such brokers or dealers with the following market values:

Fund	Regular Broker-Dealer	Approximate Market Value at 12/31/20
Frontier Markets	BRAC EPL Stock Brokerage Limited	$1,527,000
Real Assets	JP Morgan Chase & Co. Goldman Sachs & Co.	$78,000 $37,000
Portfolio Turnover
The Funds generally do not invest for short-term trading purposes; however, when circumstances warrant, each Fund may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Funds to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.
GENERAL INFORMATION
Company History
The Company was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Company filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Company changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Company changed its name to Morgan Stanley Institutional Fund, Inc. Effective March 31, 2021, the Company’s Global Advantage Portfolio was renamed the Global Insight Portfolio.
Description of Shares and Voting Rights
The Company’s Amended and Restated Articles of Incorporation permit the Directors to issue 119 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of each Fund of the Company, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Fund shares have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Company. No portfolio of the Company is subject to the liabilities of any other portfolio of the Company.
Dividends and Capital Gains Distributions
The Company’s policy is to distribute substantially all of each Fund’s net investment income, if any. The Company may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see “Taxes”). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.
Any dividend or distribution paid shortly after the purchase of shares of a Fund by an investor may have the effect of reducing the per share NAV of the Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.
As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Fund at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Company by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

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TAXES
The following is only a summary of certain additional federal income tax considerations generally affecting the Company, Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company, Funds or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Each Fund within the Company is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole.
Regulated Investment Company Qualifications
Each Fund intends to qualify and elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income.
For purposes of the 90% test described above, dividends received by a Fund will be treated as qualifying income to the extent they are attributable to the issuer’s current and accumulated earnings and profits. Distributions in excess of the distributing issuer’s current and accumulated earnings and profits will first reduce the Fund’s basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Fund’s basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if a Fund held the stock for more than a year.
For purposes of the diversification requirement described above, a Fund will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, a Fund is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.
Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.
Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Insight Portfolio, Global Opportunity Portfolio, Global Permanence Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may seek to gain exposure to bitcoin through investments in a Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of the 90% gross income test described above. The Funds have not received such a private letter ruling, and are not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued final regulations that would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income either if (i) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities or currencies. The tax treatment of a Fund’s investments in a Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the

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IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by a Fund. No assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income,” in which case a Fund would fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. The rules regarding whether the Subsidiary will be treated as engaged in a U.S. trade or business as a result of its bitcoin related investments are not certain. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that any Subsidiary will derive income subject to such withholding tax.
Each Subsidiary will be treated as a controlled foreign corporation and each Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of a Subsidiary’s “Subpart F income,” whether or not such income is distributed by the Subsidiary. Each Fund’s recognition of a Subsidiary’s “Subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by a Subsidiary to a Fund will be tax-free, to the extent of their previously undistributed “Subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by a Fund, and such loss cannot be carried forward to offset taxable income of a Fund or the Subsidiary in future periods.
If a Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, a Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.
Tax Treatment of the Funds and Shareholders
Each Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Fund’s net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by the Fund to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by a Fund from certain U.S. corporations and qualifying foreign corporations, provided that a Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. Dividends received by a Fund from a passive foreign investment company (discussed below) are generally not eligible to be treated as qualified dividends.
Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. Applicable Treasury regulation permit a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.
A dividend paid by a Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

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You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Dividends paid to you out of a Fund’s investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 37% in the case of an individual shareholder for taxable years before 2026 and, in the case of a corporate shareholder, 21% for taxable years beginning in 2018 or later) to the extent of the Fund’s earnings and profits.
Under recently issued Treasury regulations, certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Each Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Fund will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any capital gains are retained, a Fund will pay federal income tax thereon, and, if a Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by a Fund as a refundable credit.
Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.
After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends-received deduction for corporations.
Gains or losses on the sale of securities by a Fund held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Fund when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Fund.
A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from each Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S.

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individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Funds (or their administrative agent) are required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated. The amounts of a Fund’s distributions are driven by federal tax requirements. A Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the period is negative.
The Company may be required to withhold and remit to the U.S. Treasury an amount equal to 24% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual’s social security number or non-individual’s employer identification number) on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Company that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder’s income for such year.
The Company may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Company may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Company receives no payments in cash on the security during the year. To the extent that the Company makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Company level. Such distributions will be made from the available cash of the Company or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Company may realize a gain or loss from such sales. In the event the Company realizes net capital gains from such transactions, the Company and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
Special Rules for Certain Foreign Currency and Derivatives Transactions
In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a RIC.
Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
A Fund’s investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.
When a Fund holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a “straddle” for tax purposes, resulting

99

in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.
A Section 1256 position held by a Fund will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Fund.
Special Tax Considerations Relating to Foreign Investments
Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund’s net investment income available to be distributed to its shareholders as ordinary income.
It is expected that a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, a Fund makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on a Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.
Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.
The Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, a Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders.
Taxes and Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (“Foreign Shareholder”) depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above and the potential applicability of the U.S. estate tax.
If the income from a Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from a Fund and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.
A Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.
Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

100

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, a Fund’s distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable a Fund to determine whether withholding is required.
The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.
State and Local Tax Considerations
Rules of state and local taxation of dividend and capital gains from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in a Fund.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of April 1, 2021, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any class of the following Funds’ outstanding shares.

Fund	Name and Address	% of Class
Class I
Active International Allocation	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	84.87%
	National Fincl Services Corp For Exclusive Benefit Of Our Customers 499 Washington Blvd ATTN Mutual Funds Dept - 4Th Floor Jersey City NJ 07310-1995	5.95%
Advantage	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	10.15%
	Raymond James House Acct Firm 92500015 Omnibus For Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg Fl 33716-1102	12.05
	Charles Schwab & Co., Inc ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	10.48%
	National Fincl Services For Exclusive Benefit Of Our Customers 499 Washington Blvd ATTN Mutual Funds Dept - 4Th Floor Jersey City NJ 07310-1995	23.36%

101

Fund	Name and Address	% of Class
	Pershing LLC ATTN Joe Mattiello One Pershing Plaza, 14th Fl. Jersey City, NJ 07399-0001	11.91%
	Lpl Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	14.02%
Emerging Markets Fixed Income Opportunities	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	64.51%
	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., 12th Fl New York, NY 10019-6835	26.85%
Emerging Markets Leaders	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	65.90%
	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1102	11.51%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	7.92%
Emerging Markets	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	24.82%
	MAC & Co A/C 121019 ATTN Mutual Funds Ops 500 Grant St RM 151-1010 Pittsburgh, PA 15219-2502	5.26%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	21.02%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	22.84%
Frontier Markets	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	24.27%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	13.23%

102

Fund	Name and Address	% of Class
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	25.80%
Global Insight	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	24.50%
	Pershing LLC. 1 Pershing Plaza. Jersey City, NJ 07399-0002	8.46%
	Raymond James, House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon PKWY St. Petersburg, FL 33716-1102	10.69%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	13.65%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	17.08%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus ATTN Mutual Fund Ops 60 South Sixth Street-PO8 Minneapolis MN 55402-4413	6.03%
Global Franchise	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	32.66%
	Pershing LLC. ATTN Joe Mattiello One Pershing Plaza, 14th Fl. Jersey City, NJ 07399-0001	7.32%
	Wells Fargo Clearing Services, LLC A/C 1699-0135 Special Custody Acct for The exclusive benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	5.54%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon PKWY. St. Petersburg, FL 33716-1102	8.11%
	Charles Schwab & Co., Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8.04%
	National Financial Services LLC For Exclusive Benefit of our Customer 499 Washington BLVD ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	16.21%

103

Fund	Name and Address	% of Class
Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	39.97%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main Street San Francisco, CA 94104-1905	17.31%
	Pershing LLC ATTN Joe Mattiello One Pershing Plaza, 14th Fl. Jersey City, NJ 07399-0001	24.53%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 5th Floor 499 Washington BLVD. Jersey City, NJ 07310-2010	11.97%
Global Opportunity	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	18.61%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6.85%
	Wells Fargo Clearing Services, LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	11.89%
	LPL Financial Omnibus Customer A/C ATTN Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	7.31%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1102	14.91%
	Charles Schwab & Co. Inc. ATTN Mutual Funds 211 Main St. San Francisco, CA 94105-1905	8.15%
	National Financial Services LLC For Exclusive Benefit of our Customer 499 Washington BLVD ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	14.48%
Global Real Estate	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	11.72%
	SSQ Life Insurance Company Inc. C/O Direction Comptabilite Des Fonds 2515 Laurier Boulevard, P.O. Box 10510 Station Sainte-Foy Quebec (Quebec) G1V 0A3	16.67%

104

Fund	Name and Address	% of Class
	MAC & Co. A/C 884464 ATTN: Mutual Fund Operations 500 Grant St. Room 151-1010 Pittsburgh, PA 15219-2502	34.52%
	National Financial Services LLC For Exclusive Benefit of our Customer 499 Washington BLVD ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	11.53%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	9.80%
Global Sustain	Attn Mutual Funds C/O Id 225 SEI Private Trust Company One Freedom Valley Drive Oaks PA 19456-9989	7.18%
	Morgan Stanley Investment Managemen ATTN Michael Agosta 750 Seventh Ave 12th Fl New York NY 10019-6835	7.25%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	31.97%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	8.11%
	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor BLVD Weehawken NJ 07086-6761	8.75%
	National Fincl Services For Exclusive Benefit Of Our Customers 499 Washington Blvd ATTN Mutual Funds Dept - 4Th Floor Jersey City NJ 07310-1995	14.52%
	Wells Fargo Bank Na FBO Concord Academy Endowment Account 25653700 PO Box 1533 Minneapolis MN 55480-1533	11.35%
Growth	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	20.44%
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	15.47%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1102	7.62%

105

Fund	Name and Address	% of Class
	Charles Schwab & Co. Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8.45%
	National Financial Services LLC For Exclusive Benefit of our Customer 499 Washington BLVD ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	12.44%
	LPL Financial Omnibus Customer A/C ATTN Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	6.37%
Inception	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	21.26%
	Wells Fargo Clearing Services, LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	9.51%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1102	5.40%
	Charles Schwab & Co. Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	14.88%
	National Financial Services LLC For Exclusive Benefit of our Cust ATTN Mutual Funds Dept 4th Fl. 499 Washington BLVD. Jersey City, NJ 07310-1995	22.56%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	10.87%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	7.83%
International Advantage	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	13.18%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.49%
	TD Ameritrade Inc. For The Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	5.95%

106

Fund	Name and Address	% of Class
	Raymond James House Acct Firm 92500015 Omnibus For Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1102	7.80%
	Charles Schwab & Co. Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	21.42%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	26.31%
International Equity	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	5.02%
	Charles Schwab & Co., Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	24.29%
	National Financial Services LLC For Exclusive Benefit of our Customer 499 Washington BLVD ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	47.06%
	Mitra & Co FBO 98 C/O Reliance Trust Company WI Mailcode:BD1N-ATTN:MF 4900 W Brown Deer RD Milwaukee WI 53223-2422	5.86%
International Opportunity	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	17.86%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	8.33%
	Wells Fargo Clearing Services, LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	5.33%
	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	9.58%
	Raymond James House Acct Firm 92500015 Omnibus For Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1102	10.76%
	Charles Schwab & Co., Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	7.25%

107

Fund	Name and Address	% of Class
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	16.94%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	8.95%
U.S. Government Securities	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	40.26%
	National Financial Services LLC For Exclusive Benefit of our Customer 499 Washington BLVD ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	17.60%
	R&Q Bermuda(SAC) Limited ATTN Stewart Ritchie F B Perry Building 40 Church St Po Box HM2062 Hamilton HMHX	8.67%
	R&Q Bermuda(SAC) Limited ATTN Stewart Ritchie F B Perry Building 40 Church St Po Box HM2062 Hamilton HMHX	10.53%
U.S. Real Estate	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	20.45%
	TD Ameritrade Inc. For The Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.18%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	6.69%
	National Financial Services LLC For Exclusive Benefit of our Customer 499 Washington BLVD ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	11.50%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	27.33%

108

Fund	Name and Address	% of Class
Class A
Active International Allocation	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	74.14%
Advantage	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	25.46%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	17.61%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-002	7.94%
	TD Ameritrade Inc for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	5.94%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	16.76%
Emerging Markets Fixed Income Opportunities	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., 12th Fl New York, NY 10019-6835	6.42%
	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	84.96%
Emerging Markets Leaders	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	43.93%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	35.21%
	TD Ameritrade Inc for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.58%
Emerging Markets	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	58.56%
	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	26.53%
Frontier Markets	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	18.35%

109

Fund	Name and Address	% of Class
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	32.68%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	10.56%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	21.76%
Global Insight	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	14.90%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	47.07%
	TD Ameritrade Inc. for the Exclusive Benefit of our client P.O. Box 2226 Omaha, NE 68103-2226	5.30%
	LPL Financial Omnibus Customer Account ATN Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	14.58%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	7.16
Global Franchise	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	57.10%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	10.76%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customer ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	11.71%
Global Infrastructure	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	67.83%
	Charles Schwab & Co. Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	6.29%
Global Opportunity	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	15.95%

110

Fund	Name and Address	% of Class
	National Financial Services LLC For Exclusive Benefit Of Our Cust ATTN Mutual Funds Dept 4Th Floor 499 Washington Blvd Jersey City NJ 07310-1995	44.00%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis Mo 63103-2523	5.03%
	Charles Schwab & Co. Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	7.82%
Global Real Estate	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	30.55%
	National Financial Services LLC For Exclusive Benefit of our Cust ATTN Mutual Funds Dept 4th Fl. 499 Washington BLVD. Jersey City, NJ 07310-1995	33.86%
	TD Ameritrade Inc. for the Exclusive Benefit of our client P.O. Box 2226 Omaha, NE 68103-2226	5.67%
	Charles Schwab & Co. Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	6.18%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	10.68%
Global Sustain	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	55.90%
	Pershing LLC 1 Pershing Plaza. Jersey City, NJ 07399-0002	7.46%
	TD Ameritrade Inc. For The Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	14.23%
Growth	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	39.81%
	National Financial Services LLC For Exclusive Benefit of our Cust ATTN Mutual Funds Dept 4th Fl. 499 Washington BLVD. Jersey City, NJ 07310-1995	17.87%
	Charles Schwab & Co. Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	11.84%

111

Fund	Name and Address	% of Class
Inception	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	11.57%
	National Financial Services LLC For Exclusive Benefit of our Cust ATTN Mutual Funds Dept 4th Fl. 499 Washington BLVD. Jersey City, NJ 07310-1995	63.87%
	Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	9.27%
International Advantage	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	6.91%
	National Financial Services LLC For Exclusive Benefit of our Cust ATTN Mutual Funds Dept 4th Fl. 499 Washington BLVD. Jersey City, NJ 07310-1995	17.98%
	Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	59.23%
	TD Ameritrade Inc. For The Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	7.57%
International Equity	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	22.01%
	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	49.58%
International Opportunity	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	13.51%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	49.76%
	TD Ameritrade Inc. for The Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	9.07%
	Charles Schwab & Co. Special Custody Account for The exclusive benefit of Customers ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	12.24%

112

Fund	Name and Address	% of Class
U.S. Real Estate	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	56.24%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	5.46%
	Nationwide Trust Company FSB FBO Participating Retirement Plans Ntc-Plns C/O Ipo Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	10.15%
Class L
Active International Allocation	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	78.78%
Advantage	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	44.88%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis MO 63103-2523	6.13%
	National Fincl Services For Exclusive Benefit Of Our Customers 499 Washington Blvd ATTN Mutual Funds Dept - 4Th Floor Jersey City NJ 07310-1995	24.00%
	TD Ameritrade FBO Richard Burt & Pamela Burt JT Ten 44 Woodrow St West Hartford CT 06107-2725	5.42%
Emerging Markets Fixed Income Opportunities	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., 12th Fl New York, NY 10019-6835	17.09%
	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	82.55%
Emerging Markets	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., Fl. 12 New York, NY 10019-6835	5.38%
	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	94.61%
Frontier Markets	Robert W Baird & Co Inc A/C 4745-0220 777 East Wisconsin Avenue Milwaukee WI 53202-5391	12.84%

113

Fund	Name and Address	% of Class
	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	49.42%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	36.87%
Global Insight	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., Fl. 12 New York, NY 10019-6835	7.99%
	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	92.00%
Global Franchise	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	98.81%
Global Infrastructure	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	83.94%
Global Opportunity	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	36.47%
	Wells Fargo Clearing Services LLC A/C# 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 10750 Wheat First Dr. Ws1165 Glen Allen, VA 23060-9243	9.00%
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E, Jacksonville, FL 32246-6484	5.56%
Global Real Estate	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	94.38%
Global Sustain	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave. 12th Fl. New York, NY 10019-6835	11.10%
	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	83.18%
	Pershing LLC 1 Pershing Plaza. Jersey City, NJ 07399-0002	5.71%
Growth	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	73.57%

114

Fund	Name and Address	% of Class
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	6.74%
Inception	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main St. San Francisco, CA 94105-1905	9.04%
	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	81.42%
International Advantage	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave. 12th Fl. New York, NY 10019-6835	5.08%
	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	82.55%
	Patricia A Murphy TOD DTD Subject To STA TOD Rules 35 Appleby Ave. Spotswood, NJ 08884-1119	12.35%
International Equity	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	91.09%
International Opportunity	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	89.74%
	Raymond James House Acct Firm 92500015 Omnibus For Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg Fl 33716-1102	5.31%
U.S. Real Estate	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	80.09%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	6.65%
Class C
Active International Allocation	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	47.30%
	Morgan Stanley Investment Management 750 Seventh Ave., Fl. 12 New York, NY 10019	27.84%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	25.85%

115

Fund	Name and Address	% of Class
Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	28.00%
	National Financial Services LLC 499 Washington BLVD. Jersey City, NJ 07310	22.29%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	19.80%
	LPL Financial P.O. Box 509046 San Diego, CA 92150	7.17%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	7.10%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	6.44%
Asia Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	94.76%
Counterpoint Global	Morgan Stanley Investment Management 750 Seventh Ave., Fl. 12 New York, NY 10019	100.00%
Emerging Markets Fixed Income Opportunities	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	97.19%
Emerging Markets Leaders	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	92.40%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	5.35%
Emerging Markets	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	81.51%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	14.30%
Emerging Markets Small Cap	LPL Financial P.O. Box 509046 San Diego, CA 92150	37.42%
	Morgan Stanley Investment Management 750 Seventh Ave., Fl. 12 New York, NY 10019	30.99%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	28.81%
Frontier Markets	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	46.59%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	40.70%

116

Fund	Name and Address	% of Class
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	7.89%
Global Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	41.86%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.00%
	UBS WM USA 1000 Harbor BLVD., Fl. 5 Weehawken, NJ 07086	5.19%
Global Concentrated	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004	98.43%
Global Concentrated Real Estate	Morgan Stanley Investment Management 750 Seventh Ave., Fl. 12 New York, NY 10019	100.00%
Global Core	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004	88.17%
	J.P. Morgan Securities LLC 4 Chase Metrotech Center, Third Floor Brooklyn, NY 11245	10.29%
Global Endurance	Morgan Stanley Investment Management 750 Seventh Ave., Fl. 12 New York, NY 10019	100.00%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	55.57%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	15.19%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	6.38%
	LPL Financial P.O. Box 509046 San Diego, CA 92150	6.24%
Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	73.75%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	9.56%
Global Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	35.06%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	23.54%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	18.09%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	9.34%

117

Fund	Name and Address	% of Class
	UBS WM USA 1000 Harbor BLVD., Fl. 5 Weehawken, NJ 07086	5.01%
Global Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	86.34%
	LPL Financial P.O. Box 509046 San Diego, CA 92150	11.01%
Global Sustain	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	90.08%
Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	44.74%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	17.59%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E, 2nd Fl. Jacksonville, FL 32246	10.26%
	LPL Financial P.O. Box 509046 San Diego, CA 92150	6.02%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	5.56%
Inception	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	54.89%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	42.26%
International Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	38.14%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	24.27%
	National Financial Services 499 Washington BLVD., Fl. 5 Jersey City, NJ 07310	15.73%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.68%
	UBS WM USA 1000 Harbor BLVD., Fl. 5 Weehawken, NJ 07086	5.39%
	LPL Financial P.O. Box 509046 San Diego, CA 92150	5.00%
International Equity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	28.62%

118

Fund	Name and Address	% of Class
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	25.23%
	National Financial Services 499 Washington BLVD., Fl. 5 Jersey City, NJ 07310	18.73%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	13.79%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	5.84%
International Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	42.52%
	UBS WM USA 1000 Harbor BLVD., Fl. 5 Weehawken, NJ 07086	17.68%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	14.07%
	National Financial Services LLC 499 Washington BLVD. Jersey City, NJ 07310	6.26%
Real Assets	Morgan Stanley Investment Management 750 Seventh Ave., Fl. 12 New York, NY 10019	100.00%
US Core	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004	93.85%
U.S. Real Estate	LPL Financial P.O. Box 509046 San Diego, CA 92150	38.39%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	28.01%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	16.20%
	Carol Norman and Douglas Norman P.O. Box 117 Inkom, ID 83245-0117	14.31%
Class IS
Advantage	PIMS/Prudential Retirement As Nominee for the TTEE/Cust PL 007 Keller Technology Corporation P.O. Box 103 Buffalo, NY 14217-0103	21.81%
	PIMS/Prudential Retirement As Nominee for the TTEE/Cust PL 764 Lexington Center Retirement Plan 127 E State St. Gloversville, NY 12078-1204	7.08%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington BLVD. ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	56.28%

119

Fund	Name and Address	% of Class
	PIMS/Prudential Retirement As Nominee for the TTEE/Cust PL 764 PCCA Employees’ 401(K) Savings 9901 S Wilcrest Dr. Houston, TX 77099-5132	14.16%
Core Plus Fixed Income	Northern TR CO Cust FBO Mather Foundation FX Income TR A/C2678267 P.O. Box 92956 Chicago, IL 60675-2956	56.17%
	ATTN Mutual Funds C/O ID 701 SEI Private Trust Company One Freedom Valley Drive OAKS, PA 19456-9989	29.53%
	ATTN Mutual Funds C/O ID 701 SEI Private Trust Company One Freedom Valley Drive OAKS, PA 19456-9989	9.57%
Emerging Markets Fixed Income Opportunities	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., 12th Fl New York, NY 10019-6835	100.00%
Emerging Markets Leaders	Bell Atlantic Master Trust 295 N Maple Ave Building 7, 1st Floor. Basking Ridge, NJ 07920	99.87%
Emerging Markets	State Street Bank And Trust Co FBO New York State Deferred Com Plan ATTN Mutual Fund Operations 1200 Crown Colony DR Quincy MA 02169-0938	93.99%
Global Infrastructure	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., 12th Fl. New York, NY 10019-6835	100.00%
Global Opportunity	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington BLVD. ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	41.01%
	Texas Tech University System 2500 Broadway Lubbock TX 79409	16.55%
	The Wallace Foundation 140 Broadway FL 49 New York, NY 10005-1105	16.52%
Global Real Estate	State Street BK & TR Co Trustee Fbo Lockheed Martin Corp Def Mgmt Incentive Comp Trust ATTN Matt Snyder 1200 Crown Colony Dr # Cc1 Quincy MA 02169-0938	5.62%
	National Fincl Services For Exclusive Benefit Of Our Customers 499 Washington Blvd ATTN Mutual Funds Dept - 4Th Floor Jersey City NJ 07310-1995	10.17%

120

Fund	Name and Address	% of Class
	State Street Bank & TR Co As TTEE Lockheed Martin Corp Savings Plns Attn Mike Rogerson PO Box 5501 Boston MA 02206-5501	79.22%
Global Sustain	Pratt Institute 200 Willoughby Ave Brooklyn, NY 11205-3899	99.85%
Growth	Northern Trust Company as TTEE FBO Morgan Stanley 401K Savings Plan DV P.O. Box 92994 Chicago, IL 60675-2994	66.77%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	13.33%
Inception	Charles Schwab & Co. Inc. ATTN Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	45.78%
	National Financial Services LLC For Exclusive Benefit of our Customer ATTN Mutual Funds Dept - 4th Floor 499 Washington BLVD. Jersey City, NJ 07310-1995	53.87%
International Advantage	Reliance Trust Co Cust FBO Massmutual RP PO Box 38004 Atlanta GA 30358	13.69%
	C/O First Hawaiian Bank SEI Private Trust Company 1 Freedom Valley Drive Oaks PA 19456-9989	12.67%
	C/O First Hawaiian Bank SEI Private Trust Company 1 Freedom Valley Drive Oaks PA 19456-9989	36.01%
	First National Trust Company 532 Main Street Suite 7 Johnstown PA 15901-2093	33.12%
International Equity	Charles Schwab & Co. Inc ATTN Mutual Funds 211 Main St. San Francisco, CA 94105-1905	20.01%
	Capinco C/O U.S. Bank P.O. Box 1787 Milwaukee, WI 53201-1787	8.17%
	Department of Foreign Affairs Trade and Development Canada 200 Promenade Du Portage 11th Floor Office C11010 Gatineau, Canada	5.44%
	The TJX Companies Inc. Retirement Plan ATTN Mary B Reyonolds- Treasurer 770 Cochituate Rd. Framingham, MA 01701-4666	21.06%

121

Fund	Name and Address	% of Class
	National Financial Services LLC For Exclusive Benefit of our Customer 499 Washington BLVD ATTN Mutual Funds Dept - 4th Floor Jersey City, NJ 07310-1995	23.59%
	C/O Legacy TX SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	12.55%
International Opportunity	Fulton Bank Na FBO Fulton Financial Corporation PO Box 3215 Lancaster PA 17604-3215	9.94%
	Reliance Trust Company FBO Massmutual RP PO Box 78446 Atlanta GA 30357-2446	11.66%
	Voya Institutional Trust Company One Orange Way B3N Windsor CT 06095-4773	5.09%
	National Fincl Services For Exclusive Benefit Of Our Customers 499 Washington Blvd ATTN Mutual Funds Dept - 4Th Floor Jersey City NJ 07310-1995	40.38%
U.S. Real Estate	Voya Retirement Insurance And Annuity Company One Orange Way B3N Windsor CT 06095-4773	7.97%
	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave 12th Fl New York, NY 10019-6835	5.08%
	Matrix Trust Company Cust FBO Retirement Advantage Ira 717 17Th Street Suite 1300 Denver Co 80202-3304	57.36
	Matrix Trust Company Cust FBO Retirement Advantage Ira 717 17Th Street Suite 1300 Denver Co 80202-3304	8.89%
Class IR
Emerging Markets	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., 12th Fl New York, NY 10019-6835	100.00%
Global Infrastructure	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., 12th Fl. New York, NY 10019-6835	100.00%
Global Opportunity	Northern Trust Company As Custodian FBO RWJ Barnabas Health Inc. A/C #44-76819 P.O. Box 92956 Chicago, IL 60675-2956	99.98%
Global Real Estate	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave. 12th Fl. New York, NY 10019-6835	100.00%

122

Fund	Name and Address	% of Class
Growth	Northern Trust As Custodian FBO Barnabas UCI Trust A/C 4476819 P.O. Box 92956 Chicago, IL 60675-2956	78.37%
	Mitra & Co FBO FCB DB C/O Reliance Trust Company WI Mailcode: Bd1N - Attn: MF 4900 W Brown Deer Rd Milwaukee WI 53223-2422	7.66%
	Vallee & Co FBO FCB DB C/O Reliance Trust Company WI Mailcode: Bd1N - Attn: MF 4900 W Brown Deer Rd Milwaukee WI 53223-2422	9.36%
High Yield	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave., 12th Fl New York, NY 10019-6835	100.00%
International Opportunity	Northern Trust as Custodian FBO RWJBH Corporate Services INC LP’S and MF’S A/C 44-76819 P.O. Box 92956 Chicago, IL 60675-2956	99.99%
U.S. Real Estate	Morgan Stanley Investment Management ATTN Michael Agosta 750 Seventh Ave 12th Fl New York, NY 10019-6835	100.00%
As of April 1, 2021, no person was known by the Company to own beneficially or of record 5% or more of any outstanding class of shares of a Fund not listed above.
The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. Control persons could have the ability to vote a majority of the shares of the respective Fund on any matter requiring the approval of shareholders of such Fund.
PERFORMANCE INFORMATION
Rates of return for each class of shares of the Developing Opportunity Portfolio and Permanence Portfolio will be provided once such classes have completed a full calendar year of operations.
Performance information for Class IR shares of the Emerging Markets Leaders Portfolio will be provided once such class has completed a full calendar year of operations.

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class I	1/17/1992	30.48%	10.93%	6.53%	6.53%
Class A	1/2/1996	30.10%	10.56%	6.19%	5.94%
Class L	6/14/2012	29.38%	9.98%	N/A	8.96%
Class C	4/30/2015	29.13%	9.69%	N/A	6.30%
Class IS	10/31/2019	30.55%	N/A	N/A	33.32%
Class IR	10/31/2019	30.55%	N/A	N/A	33.32%
Advantage
Class I*	6/30/2008	74.79%	25.53%	20.28%	16.93%
Class A	5/21/2010	74.27%	25.12%	19.90%	20.80%
Class L*	6/30/2008	74.65%	25.40%	20.16%	16.80%
Class C	4/30/2015	73.10%	24.24%	N/A	21.91%
Class IS	9/13/2013	74.93%	25.58%	N/A	22.33%

123

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Asia Opportunity
Class I	12/29/2015	52.53%	27.17%	N/A	27.21%
Class A	12/29/2015	52.15%	26.76%	N/A	26.80%
Class C	12/29/2015	51.02%	25.80%	N/A	25.85%
Class IS	12/29/2015	52.58%	27.22%	N/A	27.26%
China Equity
Class I	10/31/2019	28.80%	N/A	N/A	33.52%
Class A	10/31/2019	28.30%	N/A	N/A	32.98%
Class C	10/31/2019	27.38%	N/A	N/A	32.05%
Class IS	10/31/2019	28.82%	N/A	N/A	33.54%
Counterpoint Global
Class I	6/29/2018	72.70%	N/A	N/A	31.30%
Class A	6/29/2018	72.25%	N/A	N/A	30.87%
Class C	6/29/2018	70.89%	N/A	N/A	29.86%
Class IS	6/29/2018	72.88%	N/A	N/A	31.36%
Emerging Markets Fixed Income Opportunities
Class I	5/24/2012	4.69%	7.27%	N/A	4.90%
Class A	5/24/2012	4.33%	6.91%	N/A	4.55%
Class L	5/24/2012	4.06%	6.63%	N/A	4.26%
Class C	4/30/2015	3.63%	6.13%	N/A	4.05%
Class IS	9/13/2013	4.84%	7.31%	N/A	5.44%
Emerging Markets
Class I	9/25/1992	14.58%	10.26%	3.11%	7.78%
Class A	1/2/1996	14.21%	9.91%	2.80%	6.76%
Class L	4/27/2012	13.65%	9.31%	N/A	3.73%
Class C	4/30/2015	13.32%	9.05%	N/A	4.22%
Class IS	9/13/2013	14.73%	10.37%	N/A	5.04%
Class IR	6/15/2018	14.73%	N/A	N/A	7.75%
Emerging Markets Leaders
Class I**	6/30/2011	59.36%	17.62%	N/A	9.18%
Class A**	6/30/2011	58.81%	17.15%	N/A	8.91%
Class C	4/30/2015	57.59%	16.29%	N/A	11.99%
Class IS**	6/30/2011	59.39%	17.67%	N/A	9.21%
Emerging Markets Small Cap
Class I	12/15/2015	5.80%	5.54%	N/A	6.07%
Class A	12/15/2015	5.43%	5.14%	N/A	5.67%
Class C	12/15/2015	4.72%	4.37%	N/A	4.90%
Class IS	12/15/2015	5.84%	5.56%	N/A	6.09%
Frontier Markets
Class I***	8/25/2008	14.02%	4.49%	3.62%	1.63%
Class A	9/14/2012	13.57%	4.14%	N/A	5.53%
Class L	9/14/2012	13.01%	3.55%	N/A	4.92%
Class C	4/30/2015	12.74%	3.35%	N/A	0.22%
Class IS	2/27/2015	14.02%	4.52%	N/A	1.77%

124

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Concentrated
Class I	5/27/2016	23.52%	N/A	N/A	13.09%
Class A	5/27/2016	23.19%	N/A	N/A	12.70%
Class C	5/27/2016	22.23%	N/A	N/A	11.87%
Class IS	5/27/2016	23.67%	N/A	N/A	13.16%
Global Concentrated Real Estate
Class I	6/18/2018	-21.64%	N/A	N/A	-8.23%
Class A	6/18/2018	-21.90%	N/A	N/A	-8.55%
Class C	6/18/2018	-22.55%	N/A	N/A	-9.27%
Class IS	6/18/2018	-21.60%	N/A	N/A	-8.19%
Global Core
Class I	5/27/2016	21.23%	N/A	N/A	11.44%
Class A	5/27/2016	20.88%	N/A	N/A	11.03%
Class C	5/27/2016	19.89%	N/A	N/A	10.20%
Class IS	5/27/2016	21.40%	N/A	N/A	11.49%
Global Endurance Portfolio
Class I	12/31/2018	110.03%	N/A	N/A	65.43%
Class A	12/31/2018	109.10%	N/A	N/A	64.81%
Class C	12/31/2018	107.59%	N/A	N/A	63.58%
Class IS	12/31/2018	110.08%	N/A	N/A	65.51%
Global Franchise
Class I	11/28/2001	13.22%	13.95%	12.48%	11.78%
Class A	11/28/2001	12.95%	13.66%	12.18%	11.48%
Class L	4/27/2012	12.38%	13.10%	N/A	10.87%
Class C	9/30/2015	12.09%	12.81%	N/A	13.23%
Class IS	5/29/2015	13.33%	14.04%	N/A	12.56%
Global Infrastructure
Class I	9/20/2010	-1.45%	8.59%	9.26%	9.51%
Class A	9/20/2010	-1.69%	8.33%	8.98%	9.23%
Class L	9/20/2010	-2.27%	7.71%	8.38%	8.62%
Class C	4/30/2015	-2.53%	7.41%	N/A	2.93%
Class IS	9/13/2013	-1.37%	8.54%	N/A	7.01%
Class IR	6/15/2018	-1.43%	N/A	N/A	7.58%
Global Insight
Class I	12/28/2010	94.98%	27.94%	19.09%	19.09%
Class A	12/28/2010	94.46%	27.53%	18.71%	18.71%
Class L	12/28/2010	93.38%	26.85%	18.10%	18.10%
Class C	4/30/2015	92.97%	26.53%	N/A	22.41%
Global Opportunity
Class I*	5/30/2008	55.47%	24.57%	18.97%	16.18%
Class A	5/21/2010	55.03%	24.17%	18.60%	20.72%
Class L*	5/30/2008	54.99%	24.10%	18.53%	15.76%
Class C	4/30/2015	53.99%	23.32%	N/A	21.33%
Class IS	9/13/2013	55.67%	24.62%	N/A	23.25%
Class IR	6/15/2018	55.66%	N/A	N/A	23.65%
Global Permanence
Class I	4/30/2019	27.06%	N/A	N/A	19.70%
Class A	4/30/2019	26.57%	N/A	N/A	19.30%
Class C	4/30/2019	25.60%	N/A	N/A	18.41%
Class IS	4/30/2019	27.09%	N/A	N/A	19.79%

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Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Real Estate
Class I	8/30/2006	-14.33%	1.16%	3.84%	2.72%
Class A	8/30/2006	-14.65%	0.84%	3.54%	2.42%
Class L	6/16/2008	-15.17%	0.31%	3.02%	2.07%
Class C	4/30/2015	-15.26%	0.05%	N/A	-0.80%
Class IS	9/13/2013	-14.36%	1.21%	N/A	2.72%
Class IR	6/15/2018	-14.36%	N/A	N/A	-2.47%
Global Sustain
Class I	8/30/2013	15.96%	14.19%	N/A	12.46%
Class A	8/30/2013	15.53%	13.79%	N/A	12.08%
Class L	8/30/2013	14.97%	13.21%	N/A	11.51%
Class C	4/30/2015	14.68%	12.94%	N/A	11.30%
Class IS	9/13/2013	16.00%	14.23%	N/A	12.15%
Growth
Class I	4/2/1991	115.57%	32.17%	23.12%	13.81%
Class A	1/2/1996	115.09%	31.82%	22.80%	13.40%
Class L	4/27/2012	114.01%	31.16%	N/A	23.91%
Class C	4/30/2015	113.48%	30.84%	N/A	27.34%
Class IS	9/13/2013	115.76%	32.28%	N/A	26.67%
Class IR	6/15/2018	115.74%	N/A	N/A	38.74%
Inception
Class I	11/1/1989	150.57%	33.14%	19.42%	13.92%
Class A	1/2/1996	149.86%	32.76%	19.08%	13.75%
Class L	11/11/2011	148.49%	32.04%	N/A	21.25%
Class C	5/31/2017	147.97%	N/A	N/A	41.57%
Class IS	9/13/2013	150.79%	33.25%	N/A	20.92%
International Advantage
Class I	12/28/2010	32.33%	19.34%	13.96%	13.93%
Class A	12/28/2010	31.90%	18.95%	13.61%	13.59%
Class L	12/28/2010	31.14%	18.32%	13.02%	13.00%
Class C	4/30/2015	31.03%	18.09%	N/A	15.25%
Class IS	6/15/2018	32.46%	N/A	N/A	16.08%
International Equity
Class I	8/4/1989	11.42%	7.24%	5.92%	8.25%
Class A	1/2/1996	11.00%	6.89%	5.60%	7.29%
Class L	6/14/2012	10.40%	6.34%	N/A	6.79%
Class C	4/30/2015	10.17%	6.07%	N/A	3.51%
Class IS	9/13/2013	11.39%	7.27%	N/A	5.11%
International Opportunity
Class I	3/31/2010	55.49%	23.02%	14.98%	15.87%
Class A	3/31/2010	55.06%	22.64%	14.63%	15.51%
Class L	3/31/2010	54.15%	21.97%	14.02%	14.91%
Class C	4/30/2015	53.94%	21.74%	N/A	18.55%
Class IS	9/13/2013	55.63%	23.07%	N/A	19.19%
Class IR	6/15/2018	55.64%	N/A	N/A	21.63%
Real Assets
Class I	6/18/2018	0.39%	N/A	N/A	4.14%
Class A	6/18/2018	0.07%	N/A	N/A	3.78%
Class C	6/18/2018	-0.81%	N/A	N/A	2.97%
Class IS	6/18/2018	0.42%	N/A	N/A	4.17%

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Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
U.S. Real Estate
Class I	2/24/1995	-18.05%	-0.40%	5.12%	9.98%
Class A	1/2/1996	-18.28%	-0.70%	4.81%	9.16%
Class L	11/11/2011	-18.77%	-1.24%	N/A	4.28%
Class C	4/30/2015	-18.91%	-1.48%	N/A	-0.85%
Class IS	9/13/2013	-17.98%	-0.32%	N/A	3.90%
Class IR	6/15/2018	-17.98%	N/A	N/A	-3.38%
US Core
Class I	5/27/2016	24.20%	N/A	N/A	14.89%
Class A	5/27/2016	23.77%	N/A	N/A	14.48%
Class C	5/27/2016	22.84%	N/A	N/A	13.62%
Class IS	5/27/2016	24.27%	N/A	N/A	14.93%
*	Performance shown for each Fund’s Class I and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I, Class A, and Class C shares, respectively, of the applicable Predecessor Fund.
**	Performance shown for the Fund’s Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund (the Predecessor Fund) for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
***	Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.
The average annual compounded rates of return, inclusive of a maximum sales charge of 3.25% for Emerging Markets Fixed Income Opportunities Portfolio and a maximum sales charge of 5.25% for all other Funds listed below of the Class A shares of the Funds for the 1-, 5- and 10-year periods ended December 31, 2020 and for the period from inception through December 31, 2020 are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class A	1/2/1996	23.26%	9.37%	5.62%	5.71%
Advantage
Class A	5/21/2010	65.11%	23.79%	19.26%	20.19%
Asia Opportunity
Class A	12/29/2015	44.18%	25.39%	N/A	25.45%
China Equity
Class A	10/31/2019	21.59%	N/A	N/A	27.02%
Counterpoint Global
Class A	6/29/2018	63.14%	N/A	N/A	28.10%
Emerging Markets Fixed Income Opportunities
Class A	5/24/2012	0.94%	6.20%	N/A	4.15%
Emerging Markets
Class A	1/2/1996	8.20%	8.74%	2.24%	6.54%
Emerging Markets Leaders†
Class A	6/30/2011	50.52%	15.90%	N/A	8.30%
Emerging Markets Small Cap
Class A	12/15/2015	-0.14%	4.01%	N/A	4.56%
Frontier Markets
Class A	9/14/2012	7.61%	3.02%	N/A	4.85%
Global Concentrated
Class A	5/27/2016	16.76%	N/A	N/A	11.40%
Global Concentrated Real Estate
Class A	6/18/2018	-26.03%	N/A	N/A	-10.46%
Global Core
Class A	5/27/2016	14.53%	N/A	N/A	9.75%

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Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Endurance
Class A	12/31/2018	98.12%	N/A	N/A	60.46%
Global Franchise
Class A	11/28/2001	7.03%	12.44%	11.57%	11.17%
Global Infrastructure
Class A	9/20/2010	-6.86%	7.16%	8.39%	8.66%
Global Insight
Class A	12/28/2010	84.29%	26.16%	18.08%	18.07%
Global Opportunity
Class A	5/21/2010	46.88%	22.84%	17.96%	20.11%
Global Permanence
Class A	4/30/2019	19.91%	N/A	N/A	15.54%
Global Real Estate
Class A	8/30/2006	-19.17%	-0.25%	2.99%	2.04%
Global Sustain
Class A	8/30/2013	9.47%	12.57%	N/A	11.26%
Growth
Class A	1/2/1996	103.82%	30.40%	22.14%	13.16%
Inception
Class A	1/2/1996	136.79%	31.33%	18.44%	13.51%
International Advantage
Class A	12/28/2010	24.96%	17.68%	13.00%	12.98%
International Equity
Class A	1/2/1996	5.19%	5.74%	5.03%	7.06%
International Opportunity
Class A	3/31/2010	46.94%	21.32%	14.01%	14.94%
Real Assets
Class A	6/18/2018	-5.16%	N/A	N/A	1.61%
U.S. Real Estate
Class A	1/2/1996	-22.61%	-1.77%	4.25%	8.92%
US Core
Class A	5/27/2016	17.26%	N/A	N/A	13.16%
†	Performance shown for the Fund’s Class A shares reflects the performance of the limited partnership interests of the Private Fund (the Predecessor Fund) for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
The average annual compounded rates of return, inclusive of a deferred sales charge of 1.00% for all Funds listed below of the Class C shares of the Fund for the 1-, 5- and 10-year periods ended December 31, 2020 and for the period from inception through December 31, 2020 are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class C	4/30/2015	28.13%	9.69%	N/A	6.30%
Advantage
Class C	4/30/2015	72.10%	24.24%	N/A	21.91%
Asia Opportunity
Class C	12/29/2015	50.02%	25.80%	N/A	25.85%
China Equity
Class C	10/31/2019	26.38%	N/A	N/A	32.05%
Counterpoint Global
Class C	6/29/2018	69.89%	N/A	N/A	29.86%

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Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Emerging Markets Fixed Income Opportunities
Class C	4/30/2015	2.64%	6.13%	N/A	4.05%
Emerging Markets
Class C	4/30/2015	12.32%	9.05%	N/A	4.22%
Emerging Markets Leaders
Class C	4/30/2015	56.59%	16.29%	N/A	11.99%
Emerging Markets Small Cap
Class C	12/15/2015	3.72%	4.37%	N/A	4.90%
Frontier Markets
Class C	4/30/2015	11.74%	3.35%	N/A	0.22%
Global Concentrated
Class C	5/27/2016	21.23%	N/A	N/A	11.87%
Global Concentrated Real Estate Port
Class C	6/18/2018	-23.31%	N/A	N/A	-9.27%
Global Core
Class C	5/27/2016	18.89%	N/A	N/A	10.20%
Global Endurance
Class C	12/31/2018	106.59%	N/A	N/A	63.58%
Global Franchise
Class C	9/30/2015	11.09%	12.81%	N/A	13.23%
Global Infrastructure
Class C	4/30/2015	-3.47%	7.41%	N/A	2.93%
Global Insight
Class C	4/30/2015	91.97%	26.53%	N/A	22.41%
Global Opportunity
Class C	4/30/2015	52.99%	23.32%	N/A	21.33%
Global Permanence
Class C	04/30/2019	24.60%	N/A	N/A	18.41%
Global Real Estate
Class C	4/30/2015	-16.10%	0.05%	N/A	-0.80%
Global Sustain
Class C	4/30/2015	13.68%	12.94%	N/A	11.30%
Growth
Class C	4/30/2015	112.48%	30.84%	N/A	27.34%
Inception
Class C	5/31/2017	146.97%	N/A	N/A	41.57%
International Advantage
Class C	4/30/2015	30.03%	18.09%	N/A	15.25%
International Equity
Class C	4/30/2015	9.17%	6.07%	N/A	3.51%
International Opportunity
Class C	4/30/2015	52.94%	21.74%	N/A	18.55%
Real Assets
Class C	6/18/2018	-1.80%	N/A	N/A	2.97%
U.S. Real Estate
Class C	4/30/2015	-19.71%	-1.48%	N/A	-0.85%
US Core
Class C	5/27/2016	21.84%	N/A	N/A	13.62%

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The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Class I Shares of the Funds for the 1-, 5- and 10- year periods ended December 31, 2020 and for the period from inception through December 31, 2020 are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class I	1/17/1992	30.58%	10.66%	6.19%	5.41%
Advantage*
Class I	6/30/2008	72.14%	24.12%	19.00%	15.87%
Asia Opportunity
Class I	12/29/2015	51.97%	26.74%	N/A	26.78%
China Equity
Class I	10/31/2019	28.18%	N/A	N/A	32.97%
Counterpoint Global
Class I	6/29/2018	71.05%	N/A	N/A	30.55%
Emerging Markets Fixed Income Opportunities
Class I	5/24/2012	2.35%	4.89%	N/A	2.45%
Emerging Markets
Class I	9/25/1992	14.43%	9.55%	2.58%	6.97%
Emerging Markets Leaders**
Class I	6/30/2011	57.54%	17.16%	N/A	8.94%
Emerging Markets Small Cap
Class I	12/15/2015	5.19%	5.18%	N/A	5.71%
Frontier Markets***
Class I	8/25/2008	14.01%	4.21%	3.41%	1.43%
Global Concentrated
Class I	5/27/2016	23.52%	N/A	N/A	12.94%
Global Concentrated Real Estate
Class I	6/18/2018	-22.13%	N/A	N/A	-9.52%
Global Core
Class I	5/27/2016	21.23%	N/A	N/A	11.27%
Global Endurance
Class I	12/31/2018	108.36%	N/A	N/A	64.77%
Global Franchise
Class I	11/28/2001	12.30%	12.78%	11.36%	10.76%
Global Infrastructure
Class I	9/20/2010	-2.48%	7.24%	7.94%	8.22%
Global Insight
Class I	12/28/2010	93.40%	26.59%	17.66%	17.65%
Global Opportunity*
Class I	5/30/2008	55.04%	24.01%	17.98%	15.40%
Global Permanence
Class I	4/30/2019	26.69%	N/A	N/A	19.50%
Global Real Estate
Class I	8/30/2006	-14.96%	-0.83%	2.42%	1.46%
Global Sustain
Class I	8/30/2013	15.26%	12.68%	N/A	11.21%
Growth
Class I	4/2/1991	110.55%	28.48%	20.91%	12.01%
Inception
Class I	11/1/1989	142.90%	27.52%	15.92%	11.12%
International Advantage
Class I	12/28/2010	32.37%	19.02%	13.11%	13.09%

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Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
International Equity
Class I	8/4/1989	11.21%	6.03%	5.08%	6.86%
International Opportunity
Class I	3/31/2010	55.40%	22.91%	14.60%	15.51%
Real Assets
Class I	6/18/2018	-0.11%	N/A	N/A	3.28%
U.S. Real Estate
Class I	2/24/1995	-19.12%	-3.95%	2.40%	7.14%
US Core
Class I	5/27/2016	24.11%	N/A	N/A	14.62%
The average annual compounded rates of return (after taxes on distributions and redemptions) (unless otherwise noted) for the Class I shares of the Funds for the 1-, 5- and 10-year periods ended December 31, 2020 and for the period from inception through December 31, 2020 are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class I	1/17/1992	18.16%	8.72%	5.23%	5.04%
Advantage*
Class I	6/30/2008	45.14%	20.57%	16.92%	14.21%
Asia Opportunity
Class I	12/29/2015	31.19%	22.36%	N/A	22.40%
China Equity
Class I	10/31/2019	17.11%	N/A	N/A	25.48%
Counterpoint Global
Class I	6/29/2018	43.33%	N/A	N/A	24.57%
Emerging Markets Fixed Income Opportunities
Class I	5/24/2012	2.64%	4.58%	N/A	2.65%
Emerging Markets
Class I	9/25/1992	8.98%	8.22%	2.52%	6.67%
Emerging Markets Leaders**
Class I	6/30/2011	35.86%	14.26%	N/A	7.49%
Emerging Markets Small Cap
Class I	12/15/2015	3.58%	4.35%	N/A	4.78%
Frontier Markets***
Class I	8/25/2008	8.30%	3.56%	2.94%	1.33%
Global Concentrated
Class I	5/27/2016	13.93%	N/A	N/A	10.42%
Global Concentrated Real Estate
Class I	6/18/2018	-12.74%	N/A	N/A	-6.54%
Global Core
Class I	5/27/2016	12.57%	N/A	N/A	9.05%
Global Endurance
Class I	12/31/2018	66.11%	N/A	N/A	52.36%
Global Franchise
Class I	11/28/2001	8.46%	10.99%	10.14%	10.00%
Global Infrastructure
Class I	9/20/2010	-0.12%	6.66%	7.41%	7.65%
131

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Insight
Class I	12/28/2010	57.33%	22.70%	15.69%	15.68%
Global Opportunity*
Class I	5/30/2008	33.13%	20.05%	15.77%	13.61%
Global Permanence
Class I	4/30/2019	16.01%	N/A	N/A	15.13%
Global Real Estate
Class I	8/30/2006	-8.30%	0.48%	2.66%	1.78%
Global Sustain
Class I	8/30/2013	9.93%	11.03%	N/A	9.84%
Growth
Class I	4/2/1991	70.89%	25.15%	19.00%	11.34%
Inception
Class I	11/1/1989	90.55%	24.49%	14.60%	10.66%
International Advantage
Class I	12/28/2010	19.20%	15.68%	11.35%	11.33%
International Equity
Class I	8/4/1989	7.16%	5.64%	4.71%	6.79%
International Opportunity
Class I	3/31/2010	32.91%	18.96%	12.52%	13.43%
Real Assets
Class I	6/18/2018	0.34%	N/A	N/A	2.90%
U.S. Real Estate
Class I	2/24/1995	-10.79%	-0.49%	3.82%	7.75%
US Core
Class I	5/27/2016	14.39%	N/A	N/A	11.88%
*	Performance shown for each Fund’s Class I shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I shares of the applicable Predecessor Fund.
**	Performance shown for the Fund’s Class I shares reflects the performance of the limited partnership interests of the Private Fund (the Predecessor Fund) for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
***	Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.
Calculation of Yield
The current yields for the Emerging Markets Fixed Income Opportunities Portfolio and the Real Assets Portfolio for the 30-day period ended December 31, 2020 were as follows:

Fund	Class I	Class A	Class L	Class C	Class IS
Emerging Markets Fixed Income Opportunities	4.25%	3.78%[1]	3.65%	3.15%	4.29%
Real Assets	1.25%	0.94%[2]	N/A	0.25%	1.35%
1	The yield as of December 31, 2020 of Class A shares has been restated to reflect the current maximum initial sales charge of 3.25%.
2	The yield as of December 31, 2020 of Class A shares has been restated to reflect the current maximum initial sales charge of 5.25%.
POTENTIAL CONFLICTS OF INTEREST
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to

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time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the Adviser may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by a Fund, and the Adviser may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the Adviser or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds (e.g., the Adviser may refrain from making investments for the Funds that would cause Morgan Stanley to exceed position limits or cause Morgan Stanley to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply to the businesses within the Adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund

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lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.
Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.

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Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Section 10(f) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the Adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or a Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a Funds’ interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include a Fund) that

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own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a Fund’s investment (which will reduce the net return realized by a Fund).
Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
FINANCIAL STATEMENTS
The Funds’ audited financial statements for the fiscal year ended December 31, 2020, including notes thereto, and the reports of Ernst & Young LLP, the Funds’ independent registered public accounting firm, are herein incorporated by reference to the Funds’ Annual Reports to Shareholders. A copy of the Funds’ Annual Reports to Shareholders must accompany the delivery of this SAI.

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APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT EQUITY PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited MS 522 CLO Manager LLC, and MS 522 CLO CM LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

■	With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

■	For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

■	For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

■	In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.
Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting, MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MS Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (“Morgan Stanley AIP”) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain from or vote against matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:

■	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

■	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

■	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.

1	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

f	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

k	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4	Board diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account.

5	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6	Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group

7	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States, we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate Transactions and Proxy Fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in Capital Structure.

1	We generally support the following:

■	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

■	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

■	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

■	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

■	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

■	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

■	Management proposals to effect stock splits.

■	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

■	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2	We generally oppose the following (notwithstanding management support):

■	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

■	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

■	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

■	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights

1	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration

1	We generally support the following:

■	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

■	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

■	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

■	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs.
Environmental Issues
We generally support proposals that, if implemented, would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company’s impact on the global climate.
Social Issues
We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management.
J. Funds of Funds. Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III. ADMINISTRATION OF THE POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms and other research providers used in the proxy voting process.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.
A potential material conflict of interest could exist in the following situations, among others:

1	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

3	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4	One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.
Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

IV. RECORDKEEPING
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Approved by the Board September 2015, September 27-28, 2016, September 27-28, 2017, October 3-4, 2018, September 24-25, 2019 and September 30-October 1, 2020.

APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B — DESCRIPTION OF RATINGS
Standard & Poor’s Ratings Services
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
I. S&P’s Long-Term Issue Credit Ratings
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: Indicates that a rating has not been assigned or is no longer assigned.
Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
II. S&P’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: Indicates that a rating has not been assigned or is no longer assigned.
III. Municipal Short-Term Note Ratings
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action anywhere default on an obligation is a virtual certainty, for example, due to automatic stay provisions.
Moody’s Investors, Inc.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
I. Moody’s Global Long-Term Rating Scale
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
II. Moody’s Global Short-Term Rating Scale
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Ratings Inc.
Fitch Ratings’ credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
I. Fitch’s Long-Term Issuer Credit Rating Scale
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c. has not otherwise ceased operating. This would include: i. the selective payment default on a specific class or currency of debt; ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Note: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

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MORGAN STANLEY INSTITUTIONAL FUND, INC.

PART C

OTHER INFORMATION

ITEM 28. Exhibits

(a) (1)	Articles of Amendment and Restatement, dated September 20, 1995, are incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on October 13, 1995.

(2)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (reclassifying shares), dated December 18, 1995, are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(3)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Technology Portfolio), dated May 2, 1996, are incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(4)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Equity Plus Portfolio), dated May 21, 1997, are incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(5)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding European Real Estate and Asian Real Estate Portfolios), dated June 10, 1997, are incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(6)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class B shares to the Money Market Portfolio), dated December 16, 1997, are incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(7)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active Country Allocation Portfolio name changed to Active International Portfolio), dated July 17, 1998, are incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(8)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active International Portfolio name changed to Active International Allocation Portfolio), dated August 6, 1998, are incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(9)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Dean Witter Institutional Fund, Inc.), dated November 20, 1998, are incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(10)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Aggressive Equity Portfolio name changed to Focus Equity Portfolio and Emerging Growth Portfolio name changed to Small Company Growth Portfolio), dated September 24, 1999, are incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(11)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Institutional Fund, Inc., Global Equity Portfolio name changed to Global Value Equity Portfolio, European Equity Portfolio named changed to European Value Equity Portfolio and Japanese Equity Portfolio name changed to Japanese Value Equity Portfolio), dated April 23, 2001, are incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on April 30, 2001.

(12)	Articles of Amendment to the Amended and Restated Articles of Incorporation (Fixed Income Portfolio name changed to Fixed Income III Portfolio, High Yield Portfolio name changed to High Yield II Portfolio and Global Fixed Income Portfolio name changed to Global Fixed Income II Portfolio), dated July 23, 2001, are incorporated herein by reference to Exhibit (a)(12) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(13)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Global Franchise Portfolio), dated October 18, 2001, are incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on November 26, 2001.

(14)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating Small Cap Value Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, High Yield Portfolio and Global Fixed Income Portfolio and adding Large Cap Relative Value Portfolio), dated June 6, 2003, are incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on June 6, 2003.

(15)	Certificate of Correction to the Articles Supplementary, dated March 21, 2005, is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(16)	Certificate of Correction to the Articles Supplementary, dated April 26, 2005, is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(17)	Certificate of Correction to the Articles Supplementary, dated April 26, 2005, is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(18)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the Asian Equity, Asian Real Estate, European Value Equity, Japanese Value Equity, Latin American and Technology Portfolios), dated April 26, 2005, are incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(19)	Articles of Amendment to the Articles of Amendment and Restatement (Large Cap Relative Value Portfolio name changed to Large Cap Value Portfolio and Value Equity Portfolio name changed to Large Cap Relative Value Portfolio), dated August 25, 2005, are incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(20)	Articles of Amendment to the Articles of Amendment and Restatement (European Real Estate Portfolio name changed to International Real Estate Portfolio), dated August 25, 2005, are incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(21)	Certificate of Correction to the Articles Supplementary, dated September 20, 2005, is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(22)	Certificate of Correction to the Articles Supplementary, dated September 20, 2005, is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(23)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Value Equity Portfolio to the Large Cap Relative Value Portfolio and the Equity Growth Portfolio to the U.S. Large Cap Growth Portfolio), dated September 20, 2005, are incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(24)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Equity Portfolio), dated November 15, 2005, are incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(25)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (effecting a reverse stock split of the Emerging Markets Debt Portfolio), dated February 24, 2006, are incorporated herein by reference to Exhibit (a)(24) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(26)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), dated February 6, 2006, are incorporated herein by reference to Exhibit (a)(25) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(27)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Real Estate Portfolio), dated April 25, 2006, are incorporated herein by reference to Exhibit (a)(26) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on May 3, 2006.

(28)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Municipal Money Market Portfolio and Money Market Portfolio), dated August 24, 2006, are incorporated herein by reference to Exhibit (a)(28) to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(29)	Certificate of Correction to the Registrant’s Articles of Amendment, dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(27) to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(30)	Certificate of Correction to the Registrant’s Articles of Amendment, dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(28) to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(31)	Articles of Restatement, dated February 20, 2007, are incorporated herein by reference to Exhibit (a)(29) to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(32)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), dated February 21, 2007, are incorporated herein by reference to Exhibit (a)(30) to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(33)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Active Extension Portfolio), dated April 25, 2007, are incorporated herein by reference to Exhibit (a)(31) to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(34)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Small/Mid Cap Value Portfolio), dated September 26, 2007, are incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(35)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H shares to certain Portfolios), dated December 18, 2007, are incorporated herein by reference to Exhibit (a)(35) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(36)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement, (redesignating all Portfolios’ Class A and Class B shares as Class I and Class P shares, respectively), dated December 18, 2007, are incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(37)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Focus Equity Portfolio to the Focus Growth Portfolio and the U.S. Large Cap Growth Portfolio to the Capital Growth Portfolio), dated April 22, 2008, are incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A filed on April 28, 2008.

(38)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class L shares to certain Portfolios), dated June 3, 2008, are incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(39)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios), dated June 27, 2008, are incorporated herein by reference to Exhibit (a)(38) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(40)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolios), dated October 13, 2008, are incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(41)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (with respect to Class P shares of International Small Cap Portfolio), dated October 14, 2008, are incorporated herein by reference to Exhibit (a)(40) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(42)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Magnum Portfolio), dated April 16, 2009, are incorporated herein by reference to Exhibit (a)(42) to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed on April 28, 2009.

(43)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Active Extension Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(43) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(44)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Global Value Equity Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(44) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(45)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(46)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Equity, Large Cap Relative Value and U.S. Small/Mid Cap Value Portfolios), dated July 28, 2010, are incorporated herein by reference to Exhibit (a)(46) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(47)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Select Global Infrastructure Portfolio), dated July 28, 2010, are incorporated herein by reference to Exhibit (a)(47) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(48)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Equity Growth Portfolio to the Opportunity Portfolio and changing the name of the Global Growth Portfolio to the Global Opportunity Portfolio), dated October 4, 2010, are incorporated herein by reference to Exhibit (a)(48) to Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed on October 28, 2010.

(49)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Asian Equity, Global Advantage, Global Discovery and International Advantage Portfolios), dated December 8, 2010, are incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(50)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Capital Growth Portfolio to the Growth Portfolio), dated April 5, 2011, are incorporated herein by reference to Exhibit (a)(50) to Post-Effective No. 93 to the Registration Statement on Form N-1A filed on April 27, 2011.

(51)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H and Class L shares to Small Company Growth and U.S. Real Estate Portfolios), dated August 11, 2011, are incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(52)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Insight and Insight Portfolios), dated October 7, 2011, are incorporated by reference to Exhibit (a)(52) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(53)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Emerging Markets Debt Portfolio to the Emerging Markets Domestic Debt Portfolio), dated April 23, 2012, are incorporated by reference to Exhibit (a)(54) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(54)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H and Class L shares to Active International Allocation, Emerging Markets, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), dated April 23, 2012, are incorporated by reference to Exhibit (a)(53) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(55)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), dated May 17, 2012, are incorporated by reference to Exhibit (a)(55) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(56)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Frontier Emerging Markets Portfolio), dated June 22, 2012, are incorporated by reference to Exhibit (a)(56) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(57)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Focus Growth Portfolio), dated April 8, 2013, are incorporated herein by reference to Exhibit (a)(57) to Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A filed on April 25, 2013.

(58)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure, Small Company Growth and U.S. Real Estate Portfolios), dated May 16, 2013, are incorporated herein by reference to Exhibit (a)(58) to Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A filed on June 3, 2013.

(59)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Quality Portfolio), dated August 2, 2013, are incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(60)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (reclassifying Class H shares of each Portfolio (other than Global Insight, Insight and International Real Estate Portfolios) as Class P shares), dated August 13, 2013, are incorporated herein by reference to Exhibit (a)(60) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(61)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement ((i) changing the designation of Class H shares of each of the Global Insight and Insight Portfolios to Class A shares and (ii) changing the designation of Class P shares of each Portfolio (other than Global Insight, Global Quality and Insight Portfolios)) to Class A shares, dated August 13, 2013, are incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(62)	Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 125 to the Registration Statement on Form N-1A filed on April 29, 2014.

(63)	Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013, is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No. 125 to the Registration Statement on Form N-1A filed on April 29, 2014.

(64)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets Leaders Portfolio), dated November 14, 2014, are incorporated herein by reference to Exhibit (a)(64) to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A filed on November 25, 2014.

(65)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Frontier Emerging Markets Portfolio), are incorporated herein by reference to Exhibit (a)(65) to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A filed on February 13, 2015.

(66)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Total Emerging Markets Portfolio), dated March 26, 2015, are incorporated herein by reference to Exhibit (a)(66) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(67)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (changing the name of the Select Global Infrastructure Portfolio to Global Infrastructure Portfolio), dated March 27, 2015, are incorporated herein by reference to Exhibit (a)(67) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(68)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class C shares to all Portfolios), dated April 23, 2015, are incorporated herein by reference to Exhibit (a)(68) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(69)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Global Franchise and Multi-Asset Portfolios), dated May 11, 2015, are incorporated herein by reference to Exhibit (a)(69) to Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A filed on May 12, 2015.

(70)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Emerging Markets External Debt Portfolio to the Emerging Markets Fixed Income Opportunities Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(70) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(71)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Emerging Markets Domestic Debt Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(71) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(72)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating International Small Cap Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(72) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(73)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets Small Cap Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(73) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(74)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Asia Opportunity Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(74) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(75)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Opportunity Portfolio), dated March 1, 2016, are incorporated herein by reference to Exhibit (a)(75) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on April 26, 2016.

(76)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Class H shares of International Real Estate Portfolio), dated March 1, 2016, are incorporated herein by reference to Exhibit (a)(76) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on April 26, 2016.

(77)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Fundamental Multi-Cap Core, Global Concentrated, Global Core and US Core Portfolios), dated May 9, 2016, are incorporated herein by reference to Exhibit (a)(77) to Post-Effective Amendment No. 150 to the Registration Statement on Form N-1A filed on May 11, 2016.

(78)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating Asian Equity Portfolio), dated September 1, 2016, are incorporated herein by reference to Exhibit (a)(78) to Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed on September 29, 2016.

(79)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets Breakout Nations Portfolio), dated October 20, 2016, are incorporated herein by reference to Exhibit (a)(79) to Post-Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 13, 2016.

(80)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Frontier Emerging Markets Portfolio to the Frontier Markets Portfolio), dated March 31, 2017, are incorporated herein by reference to Exhibit (a)(80) to Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on April 28, 2017.

(81)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class T shares to all Portfolios except Fundamental Multi-Cap Core Portfolio), dated September 11, 2017, are incorporated herein by reference to Exhibit (a)(81) to Post-Effective Amendment No. 173 to the Registration Statement on Form N-1A filed on September 29, 2017.

(82)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Counterpoint Portfolio), dated November 14, 2017, are incorporated herein by reference to Exhibit (a)(82) to Post-Effective Amendment No. 180 to the Registration Statement on Form N-1A filed on December 15, 2017.

(83)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Active International Allocation, Global Advantage, Global Discovery, Global Insight, Insight and International Advantage Portfolios and Class IR shares to all Portfolios except Fundamental Multi-Cap Core Portfolio), dated March 16, 2018, are incorporated herein by reference to Exhibit (a)(83) to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on April 27, 2018.

(84)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Global Quality Portfolio to the Global Sustain Portfolio), dated March 30, 2018, are incorporated herein by reference to Exhibit (a)(84) to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on April 27, 2018.

(85)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Concentrated Real Estate and Real Assets Portfolios), dated March 30, 2018, are incorporated herein by reference to Exhibit (a)(85) to Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on May 29, 2018.

(86)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Permanence Portfolio), dated August 23, 2018, are incorporated herein by reference to Exhibit (a)(86) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(87)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Global Permanence Portfolio to the Global Endurance Portfolio), dated December 4, 2018, are incorporated herein by reference to Exhibit (a)(87) to Post-Effective Amendment No. 214 to the Registration Statement on Form N-1A filed on January 29, 2019.

(88)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Permanence Portfolio), dated March 1, 2019, are incorporated herein by reference to Exhibit (a)(88) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on April 12, 2019.

(89)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Fundamental Multi-Cap Core Portfolio), dated October 9, 2018, are incorporated herein by reference to Exhibit (a)(89) to Post-Effective Amendment No. 217 to the Registration Statement on Form N-1A filed on April 30, 2019.

(90)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Small Company Growth Portfolio to the Inception Portfolio), dated February 5, 2019, are incorporated herein by reference to Exhibit (a)(90) to Post-Effective Amendment No. 217 to the Registration Statement on Form N-1A filed on April 30, 2019.

(91)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding China Equity Portfolio), dated August 13, 2019, are incorporated herein by reference to Exhibit (a)(91) to Post-Effective Amendment No. 221 to the Registration Statement on Form N-1A filed on August 28, 2019.

(92)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Developing Opportunity Portfolio), dated October 23, 2019, are incorporated herein by reference to Exhibit (a)(92) to Post-Effective Amendment No. 226 to the Registration Statement on Form N-1A filed on December 13, 2019.

(93)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Permanence Portfolio), dated January 2, 2020, are incorporated herein by reference to Exhibit (a)(93) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(94)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Emerging Markets Breakout Nations), dated September 16, 2020, are incorporated herein by reference to Exhibit (a)(94) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(95)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Real Estate and Multi-Asset Portfolios), dated September 16, 2020, are incorporated herein by reference to Exhibit (a)(95) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(96)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Global Advantage Portfolio to the Global Insight Portfolio), dated March 30, 2021, are incorporated herein by reference to Exhibit (a)(96) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(b)	Amended and Restated By-Laws, dated April 21, 2021, filed herein.

(c) (1)	Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class A shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(2)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class B shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(d) (1)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated June 30, 2009, is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(2)	Amended and Restated Sub-Advisory Agreement, dated May 30, 2013, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Global Franchise Portfolio, Global Real Estate Portfolio, Global Sustain Portfolio, International Equity Portfolio, International Real Estate Portfolio and Real Assets Portfolio), is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 217 to the Registration Statement on Form N-1A filed on April 30, 2019.

(3)	Amended and Restated Sub-Advisory Agreement, dated June 30, 2009, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the Emerging Markets Leaders Portfolio, Emerging Markets Portfolio, Global Real Estate Portfolio and International Real Estate Portfolio), is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 217 to the Registration Statement on Form N-1A filed on April 30, 2019.

(e)	Distribution Agreement between Registrant and Morgan Stanley Distribution, Inc. is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(f)	Not applicable.

(g)

Custodian Contract between the Registrant and State Street Bank and Trust Company, dated March 7,

2008, is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 230 to the

Registration Statement on Form N-1A filed on March 6, 2020.

(h) (1)	Amended and Restated Administration Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated August 26, 2016, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on April 28, 2017.

(2)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated April 1, 2013, is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(3)	Amendment to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated June 2, 2014, is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 26, 2014.

(4)	Fee Waiver Agreement between the Registrant (relating to Multi-Asset Portfolio) and Morgan Stanley Investment Management Inc., dated August 2, 2016, is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed on August 26, 2016.

(5)	Form of Appointment of Agent for Service of Process relating to Multi-Asset Cayman Portfolio, Ltd., is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed on August 26, 2016.

(6)	Amendment to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated May 23, 2017, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

(7)	Addendum to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated October 5, 2017, is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

(i) (1)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(2)	Opinion and Consent of Clifford Chance US LLP is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(3)	Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(4)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (i)(4) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(5)	Opinion and Consent of Clifford Chance US LLP (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated herein by reference to Exhibit (i)(5) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(6)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated herein by reference to Exhibit (i)(6) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(7)	Opinion and Consent of Clifford Chance US LLP (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (i)(7) to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(8)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (i)(8) to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(9)	Opinion and Consent of Clifford Chance, LLP (with respect to the Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(9) to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(10)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(10) to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(11)	Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(11) to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, filed on July 18, 2007.

(12)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(12) to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, filed on July 18, 2007.

(13)	Opinion and Consent of Clifford Chance US LLP (with respect to U.S. Small/Mid Cap Value Portfolio), is incorporated herein by reference to Exhibit (i)(13) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(14)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to U.S. Small/Mid Cap Value Portfolio), is incorporated herein by reference to Exhibit (i)(14) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(15)	Opinion and Consent of Clifford Chance US LLP (with respect to Class H Shares), is incorporated herein by reference to Exhibit (i)(15) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(16)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to Class H Shares), is incorporated herein by reference to Exhibit (i)(16) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(17)	Opinion and Consent of Clifford Chance US LLP (with respect to Class L Shares), is incorporated herein by reference to Exhibit (i)(17) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(18)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to Class L Shares), is incorporated herein by reference to Exhibit (i)(18) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(19)	Opinion and Consent of Clifford Chance US LLP (with respect to Class P shares of International Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(19) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed October 17, 2008.

(20)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to Class P shares of International Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(20) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed October 17, 2008.

(21)	Opinion and Consent of Dechert LLP (with respect to Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), is incorporated herein by reference to Exhibit (i)(22) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(22)	Opinion of Ballard Spahr LLP (with respect to Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(23)	Opinion and Consent of Dechert LLP (with respect to Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(24)	Opinion of Ballard Spahr LLP (with respect to Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (i)(24) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(25)	Opinion and Consent of Dechert LLP (with respect to Global Advantage, Global Discovery and International Advantage Portfolios), is incorporated herein by reference to Exhibit (i)(25) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(26)	Opinion of Ballard Spahr LLP (with respect to Global Advantage, Global Discovery and International Advantage Portfolios), is incorporated herein by reference to Exhibit (i)(26) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(27)	Opinion and Consent of Dechert LLP (with respect to Asian Equity Portfolio), is incorporated herein by reference to Exhibit (i)(27) to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on December 22, 2010.

(28)	Opinion of Ballard Spahr LLP (with respect to Asian Equity Portfolio), is incorporated herein by reference to Exhibit (i)(28) to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on December 22, 2010.

(29)	Opinion and Consent of Dechert LLP (with respect to Class H and Class L shares of Small Company Growth and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(29) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(30)	Opinion of Ballard Spahr LLP (with respect to Class H and Class L shares of Small Company Growth and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(30) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(31)	Opinion and Consent of Dechert LLP (with respect to Global Insight and Insight Portfolios), is incorporated herein by reference to Exhibit (i)(31) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(32)	Opinion of Ballard Spahr LLP (with respect to Global Insight and Insight Portfolios), is incorporated herein by reference to Exhibit (i)(32) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(33)	Opinion of Dechert LLP (with respect to Class H and Class L shares of Active International Allocation, Emerging Markets Equity, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), is incorporated by reference to Exhibit (i)(33) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(34)	Opinion of Ballard Spahr LLP (with respect to Class H and Class L shares of Active International Allocation, Emerging Markets Equity, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), is incorporated by reference to Exhibit (i)(34) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(35)	Opinion and Consent of Dechert LLP (with respect to Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), is incorporated by reference to Exhibit (i)(35) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(36)	Opinion of Ballard Spahr LLP (with respect to Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), is incorporated by reference to Exhibit (i)(36) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(37)	Opinion and Consent of Dechert LLP (with respect to Frontier Emerging Markets Portfolio), are incorporated by reference to Exhibit (i)(37) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(38)	Opinion of Ballard Spahr LLP (with respect to Frontier Emerging Markets Portfolio), is incorporated by reference to Exhibit (i)(38) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(39)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on June 13, 2013.

(40)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(42) to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on June 13, 2013.

(41)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Small Company Growth Portfolio), is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 121 to the Registration Statement on Form N-1A filed on July 12, 2013.

(42)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Small Company Growth Portfolio), is incorporated herein by reference to Exhibit (i)(42) to Post-Effective Amendment No. 121 to the Registration Statement on Form N-1A filed on July 12, 2013.

(43)	Opinion and Consent of Dechert LLP (with respect to the Global Quality Portfolio), is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(44)	Opinion of Ballard Spahr LLP (with respect to the Global Quality Portfolio), is incorporated herein by reference to Exhibit (i)(44) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(45)	Opinion and Consent of Dechert LLP (with respect to Emerging Markets Leaders Portfolio), is incorporated herein by reference to Exhibit (i)(45) to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A filed on November 25, 2014.

(46)	Opinion of Ballard Spahr LLP (with respect to Emerging Markets Leaders Portfolio), is incorporated herein by reference to Exhibit (i)(46) to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A filed on November 25, 2014.

(47)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Frontier Emerging Markets Portfolio), is incorporated herein by reference to Exhibit (i)(47) to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A filed on February 13, 2015.

(48)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Frontier Emerging Markets Portfolio), is incorporated herein by reference to Exhibit (i)(48) to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A filed on February 13, 2015.

(49)	Opinion and Consent of Dechert LLP (with respect to Class C shares of all Portfolios), is incorporated herein by reference to Exhibit (i)(49) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(50)	Opinion of Ballard Spahr LLP (with respect to Class C shares of all Portfolios), is incorporated herein by reference to Exhibit (i)(50) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(51)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Global Franchise and Multi-Asset Portfolios), is incorporated herein by reference to Exhibit (i)(51) to Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A filed on May 12, 2015.

(52)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Global Franchise and Multi-Asset Portfolios), is incorporated herein by reference to Exhibit (i)(52) to Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A filed on May 12, 2015.

(53)	Opinion and Consent of Dechert LLP (with respect to Asia Opportunity Portfolio), is incorporated herein by reference to Exhibit (i)(53) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(54)	Opinion of Ballard Spahr LLP (with respect to Asia Opportunity Portfolio), is incorporated herein by reference to Exhibit (i)(54) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(55)	Opinion and Consent of Dechert LLP (with respect to Emerging Markets Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(55) to Post-Effective Amendment No. 144 to the Registration Statement on Form N-1A filed on December 2, 2015.

(56)	Opinion of Ballard Spahr LLP (with respect to Emerging Markets Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(56) to Post-Effective Amendment No. 144 to the Registration Statement on Form N-1A filed on December 2, 2015.

(57)	Opinion and Consent of Dechert LLP (with respect to Fundamental Multi-Cap Core, Global Concentrated, Global Core and US Core Portfolios), is incorporated by reference to Exhibit (i)(57) to Post-Effective Amendment No. 150 to the Registration Statement on Form N-1A filed on May 11, 2016.

(58)	Opinion of Ballard Spahr LLP (with respect to Fundamental Multi-Cap Core, Global Concentrated, Global Core and US Core Portfolios), is incorporated by reference to Exhibit (i)(58) to Post-Effective Amendment No. 150 to the Registration Statement on Form N-1A filed on May 11, 2016.

(59)	Opinion and Consent of Dechert LLP (with respect to Emerging Markets Breakout Nations Portfolio), is incorporated herein by reference to Exhibit (i)(59) to Post-Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 13, 2016.

(60)	Opinion of Ballard Spahr LLP (with respect to Emerging Markets Breakout Nations Portfolio), is incorporated herein by reference to Exhibit (i)(60) to Post-Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 13, 2016.

(61)	Opinion and Consent of Dechert LLP (with respect to Global Counterpoint Portfolio), is incorporated herein by reference to Exhibit (i)(61) to Post-Effective Amendment No. 180 to the Registration Statement on Form N-1A filed on December 15, 2017.

(62)	Opinion of Ballard Spahr LLP (with respect to Global Counterpoint Portfolio), is incorporated herein by reference to Exhibit (i)(62) to Post-Effective Amendment No. 180 to the Registration Statement on Form N-1A filed on December 15, 2017.

(63)	Opinion of Dechert LLP (with respect to Global Concentrated Real Estate and Real Assets Portfolios), is incorporated herein by reference to Exhibit (i)(63) to Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on May 29, 2018.

(64)	Opinion of Ballard Spahr LLP (with respect to Global Concentrated Real Estate and Real Assets Portfolios), is incorporated herein by reference to Exhibit (i)(64) to Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on May 29, 2018.

(65)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Global Discovery, Insight and International Advantage Portfolios and Class IR shares of Emerging Markets, Global Discovery, Global Infrastructure, Global Opportunity, Global Real Estate, Growth, International Opportunity and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(65) to Post-Effective Amendment No. 207 to the Registration Statement on Form N-1A filed on June 7, 2018.

(66)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Global Discovery, Insight and International Advantage Portfolios and Class IR shares of Emerging Markets, Global Discovery, Global Infrastructure, Global Opportunity, Global Real Estate, Growth, International Opportunity and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(66) to Post-Effective Amendment No. 207 to the Registration Statement on Form N-1A filed on June 7, 2018.

(67)	Opinion and Consent of Dechert LLP (with respect to Global Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(67) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(68)	Opinion of Ballard Spahr LLP (with respect to Global Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(68) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(69)	Opinion and Consent of Dechert LLP (with respect to Global Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(69) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on April 12, 2019.

(70)	Opinion of Ballard Spahr LLP (with respect to Global Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(70) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on April 12, 2019.

(71)	Opinion and Consent of Dechert LLP (with respect to China Equity Portfolio), is incorporated herein by reference to Exhibit (i)(71) to Post-Effective Amendment No. 221 to the Registration Statement on Form N-1A filed on August 28, 2019.

(72)

Opinion of Ballard Spahr LLP (with respect to China Equity Portfolio), is incorporated herein by reference to Exhibit (i)(72) to Post-Effective Amendment No. 221 to the Registration Statement on Form N-1A filed on August 28, 2019.

(73)	Opinion and Consent of Dechert LLP (with respect to Class IS shares and Class IR shares of Active International Allocation Portfolio), is incorporated herein by reference to Exhibit (i)(73) to Post-Effective Amendment No. 224 to the Registration Statement on Form N-1A filed on October 22, 2019.

(74)	Opinion of Ballard Spahr LLP (with respect to Class IS shares and Class IR shares of Active International Allocation Portfolio), is incorporated herein by reference to Exhibit (i)(74) to Post-Effective Amendment No. 224 to the Registration Statement on Form N-1A filed on October 22, 2019.

(75)	Opinion and Consent of Dechert LLP (with respect to Developing Opportunity Portfolio), is incorporated herein by reference to Exhibit (i)(75) to Post-Effective Amendment No. 226 to the Registration Statement on Form N-1A filed on December 13, 2019.

(76)	Opinion and Consent of Ballard Spahr LLP (with respect to Developing Opportunity Portfolio), is incorporated herein by reference to Exhibit (i)(76) to Post-Effective Amendment No. 226 to the Registration Statement on Form N-1A filed on December 13, 2019.

(77)	Opinion and Consent of Dechert LLP (with respect to Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(77) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(78)	Opinion and Consent of Ballard Spahr LLP (with respect to Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(78) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(79)	Opinion and Consent of Dechert LLP (with respect to Class IR shares of Emerging Markets Leaders Portfolio), dated April 6, 2021, are incorporated herein by reference to Exhibit (i)(79) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(80)	Opinion and Consent of Ballard Spahr LLP (with respect to Class IR shares of Emerging Markets Leaders Portfolio), dated April 6, 2021, are incorporated herein by reference to Exhibit (i)(80) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(81)	Consent of Dechert LLP, filed herein.

(j)	Consent of Independent Registered Public Accounting Firm, filed herein.

(k)	Not applicable.

(l)	Purchase Agreement, is incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on August 1, 1995.

(m) (1)	Amended and Restated Shareholder Services Plan under Rule 12b-1 for Class A Shares, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(2)	Amended and Restated Distribution and Shareholder Services Plan under Rule 12b-1 for Class L Shares, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on April 12, 2019.

(3)	Distribution and Shareholder Services Plan under Rule 12b-1 for Class C Shares, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(n)

Amended and Restated Multiple Class 18f-3 Plan, is incorporated herein by reference to Exhibit (n) to

Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(o)	Reserved.

(p) (1)	Code of Ethics for Morgan Stanley Investment Management, dated December 11, 2020, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 214 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, as filed on December 31, 2020.

(2)	Code of Ethics for Morgan Stanley Funds, dated June 2015, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A of Morgan Stanley Europe Opportunity Fund, Inc., filed on February 28, 2020.

(q)	Powers of Attorney of Directors, dated June 16, 2020, are incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 213 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, filed on November 13, 2020.

ITEM 29. Persons Controlled by or Under Common Control with the Fund

None

ITEM 30. Indemnification

Reference is made to Article Seven of the Registrant’s Articles of Incorporation which is incorporated by reference herein:

Insofar as indemnification for liability may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to paragraph 7 of the Registrant’s Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, reckless disregard by the Adviser of its obligations and duties hereunder or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act), the Adviser shall not be subject to any liability whatsoever to the Registrant, or to any shareholder of the Registrant, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Registrant.

Pursuant to paragraph 7 of the Registrant’s Administration Agreement, the Administrator has no liability for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the gross negligence or willful misconduct. The Registrant agrees to indemnify and hold the Administrator, and third parties providing services for the benefit of the Registrant through arrangements with the Administrator, harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by such person resulting from any claim, demand, action or omission by it in the performance of its duties under the Agreement or such arrangements with the Administrator, or as a result of acting upon any instructions reasonably believed by any such person to have been executed by a duly authorized officer of the Registrant or of its investment advisers, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers, employees or agents in cases of its or their own gross negligence or willful misconduct. Further, the Agreement does not protect the Administrator, its directors, officers and/or employees against liability to the Registrant or its shareholders to which it might otherwise be subject by reason of any fraud, willful misfeasance or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Agreement.

Pursuant to section 5 of the Registrant’s Distribution Agreement, the Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors and any person who controls the Distributor, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims,  demands or liabilities and any counsel fees incurred in connection therewith)  which the Distributor, its officers, directors or any such controlling person, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registration Statement or Prospectus, but only in the event that a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and except in the case of the Distributor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement.

ITEM 31. Business and Other Connections of Investment Adviser

Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed below serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

See “Fund Management” in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Inc. is a wholly-owned subsidiary of Morgan Stanley.

Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Management Inc. serve as directors, officers or employees:

Morgan Stanley Investment Management Inc.

Morgan Stanley Distribution, Inc.

522 Fifth Avenue, New York, NY 10036

Listed below as of December 31, 2020 are the officers and Directors of Morgan Stanley Investment Management Inc.:

NAME AND POSITION WITH	OTHER SUBSTANTIAL BUSINESS,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.	PROFESSION OR VOCATION

Dan Simkowitz Managing Director and President	Managing Director of Morgan Stanley.

Stefanie V. Chang Yu Managing Director, Secretary and General Counsel	Managing Director and Secretary of other entities affiliated with the Adviser.

Tom Torrisi Managing Director and Chief Compliance Officer

Jeannine Ali Managing Director and Chief Financial Officer

John Hagarty Managing Director and Director

Anita Rios Executive Director and Treasurer

Ken Topping Managing Director and Director

Anton Kuzmanov Managing Director and Director

Tatiana Segal Managing Director and Director

Thomas Velez Executive Director and Chief Anti-Money Laundering Officer	Executive Director and Anti-Money Laundering Officer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company, Inc.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 32. Principal Underwriters

(a)    Morgan Stanley Distribution, Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distribution, Inc. is also the principal underwriter of the following investment companies:

(1)	Morgan Stanley California Tax-Free Daily Income Trust

(2)	Morgan Stanley Europe Opportunity Fund Inc.

(3)	Morgan Stanley Global Fixed Income Opportunities Fund

(4)	Morgan Stanley Insight Fund

(5)	Morgan Stanley Institutional Fund Trust

(6)	Morgan Stanley Institutional Liquidity Funds

(7)	Morgan Stanley Mortgage Securities Trust

(8)	Morgan Stanley Tax-Free Daily Income Trust

(9)	Morgan Stanley U.S. Government Money Market Trust

(10)	Morgan Stanley U.S. Government Securities Trust

(11)	Morgan Stanley Variable Insurance Fund, Inc.

(12)	Morgan Stanley Variable Investment Series

(b)    The following information is given as of December 31, 2020 regarding directors and officers of Morgan Stanley Distribution, Inc. The principal address of Morgan Stanley Distribution, Inc. is 522 Fifth Avenue, New York, NY 10036.

NAME AND PRINCIPAL BUSINESS	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
ADDRESS	UNDERWRITER	REGISTRANT

James Costabile	President, Director and Managing Director	None

Frederick McMullen	Director and Managing Director	None

Frank J. Famiglietti	Director and Managing Director	None

John Crowe	Principal Financial Officer, Treasurer and Executive Director	None

Stefanie V. Chang Yu	Secretary, General Counsel and Managing Director	None

Ilene Shore	Chief Compliance Officer and Executive Director	None

Thomas Velez	Chief Anti-Money Laundering Officer and Executive Director	AML Officer

Matthew Mistal	Principal Operations Officer and Executive Director	None

Nina Kimble	Deputy Anti-Money Laundering Officer and Vice President	Deputy AML Officer

Anita Rios	Treasurer and Executive Director	None

 (c)     Not applicable.

ITEM 33. Location of Accounts and Records

State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

(records relating to its function as custodian and sub-administrator)

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169-0953

(records relating to its functions as transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.

1633 Broadway

New York, NY 10019

(records relating to its function as investment adviser and administrator)

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(records relating to its function as investment adviser and administrator)

ITEM 34. Management Services

Registrant is not a party to any such management-related service contract.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 2021.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ John H. Gernon
John H. Gernon
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 238 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures			Title	Date

(1) Principal Executive Officer			President and Principal Executive Officer

By:	/s/ John H. Gernon			April 30, 2021
John H. Gernon

(2) Principal Financial Officer			Principal Financial Officer

By:	/s/ Francis J. Smith			April 30, 2021
Francis J. Smith

(3) Majority of the Directors

Independent Directors

	Frank L. Bowman	Joseph J. Kearns
	Kathleen A. Dennis	Michael F. Klein
	Nancy C. Everett	Patricia Maleski
	Jakki L. Haussler	W. Allen Reed (Chairman)
Dr. Manuel H. Johnson

By:	/s/ Carl Frischling			April 30, 2021
Carl Frischling
Attorney-in-Fact for the Independent Trustees

EXHIBIT INDEX

MORGAN STANLEY INSTITUTIONAL FUND, INC.

(b)	Amended and Restated By-Laws.

(i)(81)	Consent of Dechert LLP.

(j)	Consent of Independent Registered Public Accounting Firm.